                     File Numbers: 333-144604 and 811-22093

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

                       Post-Effective Amendment Number 11
                                                      ---

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                       Post-Effective Amendment Number   21
                                                        ---

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                              Dwayne C. Radel, Esq.
                    Senior Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Thomas E. Bisset, Esq.
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                           Washington, D.C. 20004-2415

It  is proposed that this filing will become effective (check appropriate box):

    / / immediately upon filing pursuant to paragraph (b) of Rule 485

    /X/ on April 29, 2011 pursuant to paragraph (b) of Rule 485

    / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

    / / on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Variable Universal Life Insurance
Policies.

PROSPECTUS

MINNESOTA LIFE INSURANCE COMPANY
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This prospectus describes a Variable Universal Life Insurance Policy (the "Policy") issued by Minnesota Life Insurance Company ("Minnesota Life" "we" "us" or "our"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial adviser.

You can allocate your Policy's accumulation value to one or more sub-accounts of the Minnesota Life Individual Variable Universal Life Account (the "Account"), each of which invests exclusively in one of the Portfolios listed below. The value of your investment in the Account will vary with the investment experience of the sub-accounts you select. You can also allocate your Policy's accumulation value to the guaranteed interest account, which credits a specific rate of interest and is part of Minnesota Life's general account.

THE FOLLOWING PORTFOLIOS ARE AVAILABLE UNDER THE POLICY:

[ADVANTUS CAPITAL LOGO]
ADVANTUS SERIES FUND, INC.
-   BOND PORTFOLIO - CLASS 1 SHARES
-   INDEX 400 MID-CAP PORTFOLIO - CLASS 1 SHARES
-   INDEX 500 PORTFOLIO - CLASS 1 SHARES
-   INTERNATIONAL BOND PORTFOLIO - CLASS 1 SHARES
-   MORTGAGE SECURITIES PORTFOLIO - CLASS 1 SHARES
-   REAL ESTATE SECURITIES PORTFOLIO - CLASS 1 SHARES

[ALLIANCEBERNSTEIN LOGO]
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
-   INTERNATIONAL VALUE PORTFOLIO - CLASS A SHARES

[FIDELITY LOGO]
FIDELITY(R)  VARIABLE INSURANCE PRODUCTS FUNDS
-   EQUITY-INCOME PORTFOLIO - INITIAL CLASS SHARES
-   MID CAP PORTFOLIO - INITIAL CLASS SHARES

[FRANKLIN TEMPLETON LOGO]
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-   FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 1 SHARES

[IBBOTSON LOGO]
FINANCIAL INVESTORS VARIABLE INSURANCE TRUST
-   IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO - CLASS I SHARES*
-   IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO - CLASS I SHARES*
-   IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO - CLASS I SHARES*
-   IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO - CLASS I SHARES*
-   IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO - CLASS I SHARES*
* THESE PORTFOLIOS ARE STRUCTURED AS FUND OF FUNDS THAT INVEST DIRECTLY IN SHARES OF UNDERLYING FUNDS. SEE THE SECTION ENTITLED "GENERAL DESCRIPTIONS
    - THE FUNDS" FOR ADDITIONAL INFORMATION.

[IVY FUNDS LOGO]
IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
-   IVY FUNDS VIP ASSET STRATEGY
-   IVY FUNDS VIP CORE EQUITY
-   IVY FUNDS VIP GLOBAL NATURAL RESOURCES
-   IVY FUNDS VIP GROWTH
-   IVY FUNDS VIP INTERNATIONAL CORE EQUITY
-   IVY FUNDS VIP SCIENCE AND TECHNOLOGY

[JANUS LOGO]
JANUS ASPEN SERIES
-   JANUS PORTFOLIO - INSTITUTIONAL SHARES
-   OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES

[MORGAN STANLEY LOGO]
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-   MORGAN STANLEY UIF EMERGING MARKETS EQUITY PORTFOLIO - CLASS II SHARES

[VANGUARD LOGO]
VANGUARD(R)  VARIABLE INSURANCE FUND
VANGUARD AND THE SHIP LOGO ARE TRADEMARKS OF THE VANGUARD GROUP, INC.
-   BALANCED PORTFOLIO
-   CAPITAL GROWTH PORTFOLIO
-   DIVERSIFIED VALUE PORTFOLIO
-   EQUITY INCOME PORTFOLIO
-   HIGH YIELD BOND PORTFOLIO
-   INTERNATIONAL PORTFOLIO
-   MONEY MARKET PORTFOLIO
-   SHORT-TERM INVESTMENT-GRADE PORTFOLIO
-   SMALL COMPANY GROWTH PORTFOLIO
-   TOTAL BOND MARKET INDEX PORTFOLIO
-   TOTAL STOCK MARKET INDEX PORTFOLIO

PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:
     - ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
     - ARE NOT FEDERALLY INSURED;
     - ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
     - ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

A PROSPECTUS FOR EACH OF THE PORTFOLIOS AVAILABLE THROUGH THE ACCOUNT MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY BEFORE INVESTING AND SAVE THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE POLICY, THE GUARANTEED INTEREST ACCOUNT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

[MINNESOTA LIFE LOGO]
400 ROBERT STREET NORTH - ST. PAUL, MINNESOTA 55101-2098
PH 651/665-3500 - HTTP:/WWW.MINNESOTALIFE.COM

DATED: APRIL 29, 2011

TABLE OF CONTENTS

SUMMARY OF BENEFITS AND RISKS                                         1

FEE TABLES                                                            5

GENERAL DESCRIPTIONS                                                 12
     Minnesota Life Insurance Company                                12
     Individual Variable Universal Life Account                      13
     The Funds                                                       13
     Additions, Deletions or Substitutions                           15
     The Guaranteed Interest Account and the Loan Account            16
     Payments Made by Underlying Mutual Funds                        17

INFORMATION ABOUT THE POLICY                                         18
     Variable Universal Life Insurance                               18
     Policy Changes                                                  18
     Applications and Policy Issue                                   20
     Policy Premiums                                                 20
     Free Look                                                       22
     Accumulation Value                                              23
     Transfers                                                       26

DEATH BENEFIT                                                        29
     Death Benefit Proceeds                                          29
     Death Benefit Options                                           29
     Effect of Partial Surrenders on the Death Benefit               33
     Choosing Death Benefit Options                                  34
     Changing the Death Benefit Option                               34
     Increasing/Decreasing the Face Amount                           34
     Settlement Options                                              35
     Policy Loans                                                    35
     Surrender                                                       37
     Partial Surrender                                               38
     Policy Charges                                                  38
     Other Policy Provisions                                         43
     Supplemental Agreements                                         44

OTHER MATTERS                                                        50
     Federal Tax Status                                              50
     Tax Treatment of Policy Benefits                                52
     Voting Rights                                                   56
     Compensation Paid for the Sale of Policies                      56
     Legal Proceedings                                               58
     Financial Statements                                            58
     Registration Statement                                          58

STATEMENT OF ADDITIONAL INFORMATION                                  58

APPENDIX - GLOSSARY                                                 A-1

          (This page has been left blank intentionally.)

SUMMARY OF BENEFITS AND RISKS

The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features of the Policy. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a flexible premium variable universal life insurance policy called Accumulator VUL. As the policy owner, you can exercise all the rights under the Policy, including the right to change the owner, the beneficiary and to make other policy changes. The Policy combines both life insurance protection and the potential for accumulation of cash values; however, it may be unsuitable as a short-term investment due to the costs of insurance and the expenses charged. You can lose some or all of your money. If you are not satisfied with the Policy, you also have the right to return it to us or your agent within ten days after you receive it.

WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

The Policy allows for the growth of accumulation value, while life insurance coverage remains in force, and permits the flexible payment of premiums. The accumulation value of the Policy will fluctuate with the investment performance of the sub-accounts of the Account. You may transfer accumulation value among the sub-accounts and the guaranteed interest account, surrender all or part of your accumulation value under the Policy and take policy loans, subject to the limitations described in this prospectus. Each Policy has a face amount, however, the death benefit payable upon the death of the insured may be greater than the face amount, as described later in this prospectus.


We offer eleven Agreements that provide supplemental insurance benefits under the Policy: Accelerated Benefit, Death Benefit Guarantee, Early Values, Family Term - Children, Guaranteed Insurability Option, Interest Accumulation Agreement, Long Term Care Agreement, Overloan Protection, Term Insurance, Waiver of Charges and Waiver of Premium Agreements. There is no charge for the Accelerated Benefit Agreement. The Agreements may not be available in all states. If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate your premium payments to either the Guaranteed Interest Account or one of the Ibbotson ETF Asset Allocation Portfolios. See "Sub-Account Allocation."


We also offer several ways of receiving death benefit proceeds under the Policy, other than in a lump sum. Information concerning the settlement options available under the Policy is set forth later in this prospectus, and in the Statement of Additional Information that we will provide you upon request. See "Statement of Additional Information" section to this prospectus.

In general, under the Internal Revenue Code (the "Code"), the death benefit payable under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the owner would not be deemed to be in constructive receipt of the accumulation value of the Policy until there is a distribution. This means that under a qualifying life insurance policy, accumulation value builds up on a tax deferred basis and transfers of accumulation value among the available investment options under the Policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under the Code.

HOW CAN THE POLICY BE CHANGED?

The Policy allows you the flexibility to tailor your Policy to your needs at issue and to change your Policy thereafter as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the face amount and death benefit option under the Policy.

WHAT MAKES THE POLICY VARIABLE?

The Policy is called "variable" because unlike traditional whole life and universal life contracts which provide for accumulation of contract values at fixed rates determined by the insurance company, the accumulation value of the Policy may be invested in the sub-accounts of the Account. In turn, each sub-account invests exclusively in a corresponding Portfolio of a Fund. Thus, your accumulation value, to the extent invested in a sub-account, will vary with the positive or negative investment experience of the corresponding Portfolio.

If you seek a fixed return on your accumulation value, you can allocate premiums and accumulation value to the guaranteed interest account, which credits a fixed rate of interest and is part of Minnesota Life's general account. See "Individual Variable Universal Life Account" and "The Funds."

With the guaranteed interest account, you do not bear the risk that adverse investment performance will lower your accumulation value invested in that account. See "The Guaranteed Interest Account and the Loan Account."

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

The Policy provides three death benefit options: the Level Option, the Increasing Option and the Sum of Premiums Option.

Under the Level Option, the death benefit is the face amount of the Policy. If the Level Option is in effect, the death benefit payable will not be affected by either the negative or positive investment performance of the investment options.

Under the Increasing Option, the death benefit equals the face amount of the Policy plus the accumulation value at the time of death of the insured. If the Increasing Option is in effect, the death benefit payable will reflect the investment performance of the investment options in which accumulation value has been invested.

The Sum of Premiums Option provides a death benefit equal to the face amount of the Policy plus the sum of all premiums paid less the sum of all partial surrenders. If the Sum of Premiums Option is in effect, the death benefit payable will not be affected by either the negative or positive investment performance of the investment options. See "Death Benefit Options."

In order for your Policy to be considered life insurance under Code Section 7702, it must satisfy either the cash value accumulation test or the guideline premium test. Unless you specify otherwise, the death benefit qualification test for this Policy is the guideline premium test. The death benefit qualification test is shown on the policy data pages and cannot be changed. In order to ensure the Policy continues to satisfy the definition of life insurance under Code Section 7702, we may need to adjust the amount of death benefit payable under the death benefit option you have chosen.

DO YOU HAVE ACCESS TO YOUR ACCUMULATION VALUE?

Yes. You may transfer accumulation value among the available investment options or surrender the Policy at any time. You may also make a partial surrender of the accumulation value of the Policy after the first policy year. A surrender or partial surrender may have federal tax consequences. See "Federal Tax Status."A Surrender Charge may apply if you surrender the Policy, unless you have elected the Early Values Agreement. If you request a partial surrender, we will assess a Partial Surrender Transaction Charge of 2 percent of the amount withdrawn not to exceed $25.

The maximum partial surrender that you may make at any time is equal to the accumulation value less any outstanding policy loan and accrued interest, any applicable Surrender Charge and three months of monthly charges. The minimum partial surrender that you may make is $500. We will not process a partial surrender that would cause your Policy to be disqualified as life insurance under the Code. We reserve the right to defer the payment of any amount from the guaranteed interest account upon surrender or partial surrender for up to six months.

You may also borrow an amount up to your accumulation value less any applicable Surrender Charge and three months of monthly charges as a policy loan. A policy loan may have tax consequences. See "Federal Tax Status."

WHAT ARE SOME OF THE RISKS OF THE POLICY?

Your accumulation value under the Policy, to the extent invested in the sub-accounts of the Account, has no guaranteed minimum value. Therefore, you bear the risk that any adverse investment performance in the sub-accounts may reduce your accumulation value under the Policy. You are also subject to the risk that the investment performance of the sub-accounts you select may be less favorable than that of other sub-accounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. The Policy also offers you the opportunity to have your accumulation value increase more rapidly than it would under comparable fixed life insurance by virtue of favorable investment performance. The death benefit may also increase and decrease with investment experience.

There is the risk that the Policy may terminate. If your Policy terminates, all of the agreements added to the Policy will also terminate. As described in the "Termination" and "Reinstatement" sections of this prospectus, termination will only occur when the accumulation value under the Policy, less the sum of any outstanding policy loans and unpaid policy loan interest, is insufficient to cover the monthly charges, and the subsequent grace period expires without sufficient payment being made. You may reinstate a terminated Policy, subject to certain conditions. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding policy loan, there may be significant adverse tax consequences to the owner. Policy loans may also have a negative effect on a Policy's accumulation value, and may reduce the death benefit. See "Policy Premiums."

You may add the Long Term Care (LTC) Agreement to your Policy to provide for an acceleration of the death benefit in the event the insured meets the agreementis eligibility requirements. The tax treatment of long term care benefit payments from life insurance policies is uncertain. All or a portion of such payments could be taxable to the policy owner. Anyone contemplating purchasing a Policy with the LTC Agreement should consult a tax advisor.

You may elect the Overloan Protection Agreement to prevent policy termination in certain circumstances. The tax treatment of the Overloan Protection Agreement is uncertain and, it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating the purchase of the Policy with the Overloan Protection Agreement should consult a tax adviser.

If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate your premiums to any of the Ibbotson ETF Asset Allocation portfolios or the Guaranteed Interest Account. Your allocation of premium may be made in any combination among those accounts. Subsequent transfers may only be made among the Ibbotson ETF Asset Allocation portfolios or the Guaranteed Interest Account and will be subject to our policies regarding transfers among the sub-accounts. If your Policy has the Long Term Care (LTC) Agreement, your request for a monthly benefit under the LTC Agreement will include an instruction from you to transfer all of the accumulation value allocated to the sub-accounts to the Guaranteed Interest Account. You will not be allowed to transfer amounts into the Account when benefits payments are being made under the LTC Agreement.

Surrendering your Policy or taking partial surrenders may have significant tax consequences. If you Surrender your Policy, you may be assessed a Surrender Charge, unless you have elected the Early Values Agreement. A partial surrender will be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the accumulation value and will reduce the death benefit and increase the risk of termination. See "Federal Tax Status."

There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard underwriting class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiaryis gross income for federal income tax purposes, and that the accumulation value is constructively received before it is actually received. There is also a risk that the death benefit payable under this Policy may be subject to estate taxation.

The Policy may be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, sub-account values could decline depending upon changes in the underlying funds. Depending upon the timing of withdrawals, the policy owner could lose all or part of their premium payments.

There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly accumulation value increases. However, any amounts you receive, such as loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. See "Federal Tax Status."

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfoliosi prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

TRANSACTION FEES

This table describes the fees and expenses that are payable at the time that you buy the Policy, pay premiums, surrender the Policy, change the Policy or make transfers between the investment options.


       CHARGE                          WHEN CHARGE IS                              AMOUNT DEDUCTED
                                          DEDUCTED                 GUARANTEED CHARGE*            CURRENT CHARGE
----------------------------     ------------------------     ---------------------------     ---------------------------
Premium Charge(1)                   Upon premium                7 percent of premium             4 percent of premium
                                    payment                     payment                          payment

Policy Change                       Upon change in face         $100                             $60
Transaction Charge                  amount, death benefit
                                    option, or risk class

Partial Surrender                   Upon partial                2 percent of amount              2 percent of amount
Transaction Charge                  surrender                   surrendered, not to              surrendered, not to
                                                                exceed $25                       exceed $25

Transfer Transaction                Upon transfer               $25 for each transfer            Currently, no transfer
Charge                                                                                           transaction charge is
                                                                                                 assessed.

Surrender Charge                    Upon policy                 For the initial face amount      For the initial face
                                    termination or full         or any face amount               amount or any face
                                    surrender of the            increase, 1.4 times the          amount increase, 1.4
                                    Policy within the first     lesser of: (a) 60 times the      times the lesser of: (a) 60
                                    ten policy years, or        Policy Issue Charge for the      times the Policy Issue
                                    within the first ten        initial face amount or the       Charge for the initial face
                                    years of an increase        face amount increase as          amount or the face
                                    in face amount              applicable, or (b) the sum       amount increase as
                                                                of any remaining Policy          applicable, or (b) the sum
                                                                Issue Charges for the            of any remaining Policy
                                                                initial face amount or the       Issue Charges for the
                                                                face amount increase, as         initial face amount or the
                                                                applicable, measured from        face amount increase, as
                                                                policy termination or full       applicable, measured
                                                                surrender to the end of from     policy termination
                                                                the ten year surrender           or full surrender to the
                                                                charge period                    end of the ten year
                                                                                                 surrender charge period


(1) The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to
    2.5 percent.

     PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.


       CHARGE                          WHEN CHARGE IS                              AMOUNT DEDUCTED
                                          DEDUCTED                 GUARANTEED CHARGE*            CURRENT CHARGE
----------------------------     ------------------------     ---------------------------     ---------------------------
Monthly Policy                   Monthly                         $12 plus $0.0125 per            $8
Charge                                                           $1,000 of face amount

Policy Issue Charge(1)

MAXIMUM CHARGE(2)                Monthly, within the first       $0.53 per $1,000 of initial     $0.53 per $1,000 of initial
                                 ten policy years, and within    face amount or face amount      face amount or face amount
                                 the first ten years of an       increase                        increase
                                 increase in face amount

MINIMUM CHARGE(3)                Monthly, within the first       $0.04 per $1,000 of initial     $0.04 per $1,000 of initial
                                 ten policy years, and within    face amount or face amount      face amount or face amount
                                 the first ten years of an       increase                        increase
                                 increase in face amount

CHARGE FOR INSURED AGE           Monthly, within the first       $0.19 per $1,000 of initial     $0.19 per $1,000 of initial
35 IN MALE, PREFERRED            ten policy years, and within    face amount or face amount      face amount or face amount
SELECT NON-TOBACCO               the first ten years of an       increase                        increase
RISK CLASS, WITH                 increase in face amount
INCREASING OPTION DEATH
BENEFIT

Cost of Insurance
Charge(4)

MAXIMUM CHARGE(5)                Monthly                         $83.33 per $1,000 of net        $70.00 per $1,000 of net amount
                                                                 amount at risk                  at risk

MINIMUM CHARGE(6)                Monthly                         $0.015 per $1,000 of net        $.005 per $1,000 of net amount
                                                                 amount at risk(7)               at risk

CHARGE FOR INSURED AGE           Monthly                         $0.14 per $1,000 of             $0.03 per $1,000 of increased net
35 IN MALE, PREFERRED                                            increased net amount at risk    amount at risk provided by this
SELECT NON-TOBACCO RISK                                          provided by this agreement      agreement
CLASS

Mortality and                    Monthly                         .075 percent of the Policy      .030 percent of the Policy
Expense Risk Charge                                              accumulation value              accumulation value in policy years
                                                                                                 1-10, and no charge thereafter

Cash Extra Charge(8)

MAXIMUM CHARGE                   Monthly                         $100 per $1,000 of face amount  $100 per $1,000 of face amount

MINIMUM CHARGE                   Monthly                         $0                              $0

       CHARGE                          WHEN CHARGE IS                              AMOUNT DEDUCTED
                                          DEDUCTED                 GUARANTEED CHARGE*            CURRENT CHARGE
----------------------------     ------------------------     ---------------------------     ---------------------------

Charge for Insured Age           Monthly                      $0.01 per $1,000 of             $0.01 per $1,000 of initial
35 in Male, Preferred                                         initial face amount             face amount
Select Non-Tobacco
Risk Class

Net Loan Interest                Annually, on each            The net loan interest we        The net loan interest we charge
Charge(9)                        policy anniversary,          charge depends upon             depends upon how long the policy
                                 and upon a policy            how long the policy has         has been in force. For policies in
                                 loan transaction, full       been in force. For              force less than ten years, we charge
                                 surrender, policy            policies in force less          a net loan interest amount of
                                 termination or death         than ten years, we              1.0 percent. For policies in force
                                 of the Insured               charge a net loan interest      more than ten years, we charge a net
                                                              amount of 1.0 percent.          loan interest amount of 0.10
                                                              For policies in force           percent.(9)
                                                              more than ten years, we
                                                              charge a net loan
                                                              interest amount of 0.10
                                                              percent.(9)

(1) The Policy Issue Charge varies based on the insured's gender, risk class, age, and the death benefit option chosen. The Policy Issue Charges shown in the table may not be representative of the charge you will pay. Your Policy's schedule page indicates your Policy Issue Charge applicable to your Policy. More information about the Policy Issue Charge is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

(2) The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Select Risk Class, age 80, Level Option death benefit.

(3) The minimum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Non-Tobacco Risk Class, age 0, Level Option death benefit.

(4) The Cost of Insurance Charge will vary based on the insured's gender, risk class, and age. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The policy data pages of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charge is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

(5) The maximum Cost of Insurance Charge assumes the insured has the following characteristics: Male, Standard Non-Tobacco, age 120.

(6) The minimum Cost of Insurance Charge assumes the insured has the following characteristics: Female, Preferred Non-Tobacco, age 6.

(7) The net amount at risk is equal to the death benefit payable divided by the net amount at risk divisor, as shown on the policy data pages of your Policy, minus Policy accumulation value.

(8) The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured's gender, risk class and age. The charge compensates us for providing the death benefit under the Policy where the insured presents a heightened or increased level of mortality risk as a result of an outstanding medical condition (e.g., cancer that is in remission) or an occupation or activity (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. Under most Policies, we do not assess a Cash Extra Charge. The Cash Extra Charge shown in the table may not be typical of the charge you will pay. The policy data pages of your Policy will indicate the guaranteed Cash Extra Charge applicable to your Policy. More detailed information concerning whether a Cash Extra Charge applies is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

(9) We charge interest on policy loans, but we also credit interest on the loan account value we hold as collateral on policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross loan interest rate charge of four percent (4.0 percent) and the interest credited on the loan account values, which is an annual rate of three percent (3.0 percent) for Policies held less than ten years and an annual rate of three and nine-tenths percent (3.9 percent) for Policies held more than ten years.


     CHARGE FOR                  WHEN CHARGE IS                                     AMOUNT DEDUCTED
    AGREEMENT(10)                   DEDUCTED                       GUARANTEED CHARGE*            CURRENT CHARGE
-------------------------    --------------------------    --------------------------------  ------------------------
Waiver of Premiums

MAXIMUM CHARGE(11)           Monthly                       $0.51 per $1,000 of face          $0.51 per $1,000 of face
                                                           amount                            amount

MINIMUM CHARGE(12)           Monthly                       $0.01 per $1,000 of face          $0.01 per $1,000 of face
                                                           amount                            amount

CHARGE FOR INSURED AGE       Monthly                       $0.035 per $1,000 of              $0.035 per $1,000 of
30 IN MALE, STANDARD                                       face amount                       face amount
NON-TOBACCO RISK
CLASS, WITH INCREASING
OPTION DEATH BENEFIT

Waiver of Charges

MAXIMUM CHARGE(13)           Monthly                       $0.38 per $1,000 of face          $0.38 per $1,000 of face
                                                           amount                            amount

MINIMUM CHARGE(14)           Monthly                       $0.01 per $1,000 of face          $0.01 per $1,000 of face
                                                           amount                            amount

CHARGE FOR INSURED AGE       Monthly                       $0.025 per $1,000 of              $0.025 per $1,000 of
30 IN MALE, STANDARD                                       face amount                       face amount
NON-TOBACCO RISK
CLASS, WITH INCREASING
OPTION DEATH BENEFIT

Death Benefit
Guarantee

MAXIMUM CHARGE(15)           Monthly                       $83.33 per $1,000 of net          $7.00 per $1,000 of net
                                                           amount at risk                    amount at risk

MINIMUM CHARGE(16)           Monthly                       $0.02 per $1,000 of net           $0.01 per $1,000 of net
                                                           amount at risk                    amount at risk

CHARGE FOR INSURED AGE       Monthly                       $0.14 per $1,000 of net           $0.004 per $1,000 of net
55 IN MALE, PREFERRED                                      amount at risk                    amount at risk
SELECT NON-TOBACCO
RISK CLASS, WITH
INCREASING OPTION DEATH
BENEFIT

Term Insurance

MAXIMUM CHARGE(17)           Monthly                       $83.33 per $1,000 of net          $22.57 per $1,000 of net
                                                           amount at risk                    amount at risk

MINIMUM CHARGE(18)           Monthly                       $0.015 per $1,000 of net          $0.008 per $1,000 of net
                                                           amount at risk                    amount at risk

     CHARGE FOR                  WHEN CHARGE IS                                     AMOUNT DEDUCTED
    AGREEMENT(10)                   DEDUCTED                       GUARANTEED CHARGE*            CURRENT CHARGE
-------------------------    --------------------------    --------------------------------  ------------------------
CHARGE FOR INSURED AGE       Monthly                       $0.22 per $1,000 of net           $0.07 per $1,000 of net
45 IN MALE, PREFERRED                                      amount at risk                    amount at risk
SELECT NON-TOBACCO
RISK CLASS, WITH
INCREASING OPTION DEATH
BENEFIT

Family Term                  Monthly                       $0.40 per $1,000 of               $0.40 per $1,000 of
Insurance - Children                                       coverage                          coverage

Overloan Protection

MAXIMUM CHARGE(19)           Upon exercise of              7 percent of Policy               5 percent of Policy
                             agreement                     accumulation value upon           accumulation value upon
                                                           exercise of agreement             exercise of agreement

MINIMUM CHARGE(20)           Upon exercise of              7 percent of Policy               5 percent of Policy
                             agreement                     accumulation value upon           accumulation value upon
                                                           exercise of agreement             exercise of agreement

CHARGE FOR INSURED AGE       Upon exercise of              7 percent of Policy               4 percent of Policy
75 IN MALE, STANDARD         agreement                     accumulation value upon           accumulation value upon
NON-TOBACCO RISK CLASS                                     exercise of agreement             exercise of agreement

Interest Accumulation
Agreement(21)

MAXIMUM CHARGE(22)           Monthly                       $83.33 per $1,000 of              $70.00 per $1,000 of
                                                           increased net amount at           increased net amount at
                                                           risk provided by this             risk provided by this
                                                           agreement                         agreement

MINIMUM CHARGE(23)           Monthly                       $.015 per $1,000 of               $.005 per $1,000 of
                                                           increased net amount at           increased net amount at
                                                           risk provided by this             risk provided by this
                                                           agreement                         agreement

CHARGE FOR INSURED AGE       Monthly                       $0.82 per $1,000 of               $0.27 per $1,000 of
60 IN MALE, PREFERRED                                      increased net amount at           increased net amount at
SELECT NON-TOBACCO                                         risk provided by this             risk provided by this
RISK CLASS                                                 agreement                         agreement

Early Values                 Monthly                       0.05 percent of the               0.01 percent of the
Agreement(24)                                              accumulation value less           accumulation value less
                                                           policy loan                       policy loan

Guaranteed Insurability
Option(25)

MAXIMUM CHARGE(26)           Monthly                       $0.192 per $1,000 of              $0.192 per $1,000 of
                                                           additional coverage               insurance coverage

MINIMUM CHARGE(27)           Monthly                       $0.032 per $1,000 of              $0.032 per $1,000 of
                                                           additional coverage               insurance coverage

CHARGE FOR INSURED AGE       Monthly                       $0.044 per $1,000 of              $0.044 per $1,000 of
7 IN MALE, PREFERRED                                       additional coverage               insurance coverage
NON-TOBACCO RISK
CLASS

     CHARGE FOR                  WHEN CHARGE IS                                     AMOUNT DEDUCTED
    AGREEMENT(10)                   DEDUCTED                       GUARANTEED CHARGE*            CURRENT CHARGE
-------------------------    --------------------------    --------------------------------  ------------------------
Long Term Care
Agreement(28)

MAXIMUM CHARGE(29)           Monthly                       $3.619 per $1,000 of              $2.353 per $1,000 of
                                                           long term care net                long term care net amount
                                                           amount at risk                    at risk

MINIMUM CHARGE(30)           Monthly                       $0.018 per $1,000 of              $0.00625 per $1,000 of
                                                           long term care net                long term care net amount
                                                           amount at risk                    at risk

CHARGE FOR INSURED AGE       Monthly                       $0.287167 per $1,000 of           $0.11 per $1,000 of long
55 IN MALE, STANDARD                                       long term care net amount         term care net amount at risk
NON-TOBACCO RISK                                           at risk
CLASS

(10) The charge for the Waiver of Premium Agreement, Waiver of Charges Agreement, Death Benefit Guarantee Agreement, Term Insurance Agreement, Interest Accumulation Agreement, Guaranteed Insurability Option and Long Term Care Agreement (available after May 17, 2010) varies based on the insured's gender, risk class, age, and death benefit option. The charge for the Overloan Protection Agreement varies based on the insured's gender, risk class, age, and accumulation value under the Policy upon exercise of the agreement. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding the charges for the optional Agreements is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

(11) The maximum Waiver of Premiums Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 59, Level Option death benefit.

(12) The minimum Waiver of Premiums Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 0, Level Option death benefit.

(13) The maximum Waiver of Charges Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 59, Increasing Option death benefit.

(14) The minimum Waiver of Charges Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 0, Level Option death benefit.

(15) The maximum Death Benefit Guarantee Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 120, Level Option death benefit.

(16) The minimum Death Benefit Guarantee Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 3, Level Option death benefit.

(17) The maximum Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 120, Level Option death benefit.

(18) The minimum Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 5, Level Option death benefit.

(19) The maximum Overloan Protection Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 70.

(20) The minimum Overloan Protection Charge assumes that the insured has the following characteristics: Female, Preferred Select, age 99.

(21) There is no separate charge for choosing this Agreement. There will be a monthly charge once the Agreement is in force which will be the cost of insurance for the insured multiplied by the increased net amount at risk resulting from the Interest Accumulation Agreement.

(22) The maximum Interest Accumulation Charge assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, age 120.

(23) The minimum Interest Accumulation Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 6.

(24) For purposes of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan account, will be included as part of the policy loan being subtracted from the accumulation value. The minimum and maximum charge for the Early Values Agreement is not affected by the age, risk class, gender or other characteristics of the insured. The minimum charge for this Agreement is also the current charge of 0.01 percent of the unloaned accumulation value.

(25) The charge shown for the Guaranteed Insurability Option (GIO) is a monthly charge for the option to purchase, on the available option dates, the additional insurance coverage, which is also referred to as the additional coverage layers, elected by the policy owner when the GIO is purchased. See the Guaranteed Insurability Option discussion in the Section entitled "Policy Charges - Charges for Agreements". The charge will apply from the date the GIO is added to the policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the policy anniversary nearest the insured's fortieth birthday). The GIO charge varies based upon the insured's gender, risk class, age and the amount of additional coverage layer that is elected when the GIO is purchased.

(26) The maximum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, issue age 37.

(27) The minimum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, issue age 0.

(28) The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care net amount at risk and dividing by one thousand. The long term care net amount at risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the agreement. Long term care net amount at risk is calculated by subtracting a portion of the accumulation value from the LTC amount. The portion of accumulation value for this calculation is found by multiplying the accumulation value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy face amount. See the Long Term Care Agreement discussion in the Section entitled "Policy Charges - Charges for Agreements".

(29) The maximum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, issue age 80, 4% monthly benefit.

(30) The minimum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, issue age 20, 2% monthly benefit.

* Unless otherwise stated, the Guaranteed Charge is the maximum Periodic Charge that may be assessed under the Policy.

        TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS(1)(2)(3)

The next table describes the total annual portfolio operating expenses that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Portfolios for the fiscal year ended December 31, 2010. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

                CHARGE                                               MINIMUM          MAXIMUM
----------------------------------------------------------------  --------------  ---------------
Total Annual Portfolio Operating Expenses (expenses that
are deducted from Portfolio assets include management fees,
distribution [and/or service] (12b-1) fees, and other expenses)       0.06%             1.96%

(1) The table showing the range of expenses for the Portfolios takes into account the expenses of the Ibbotson ETF Asset Allocation Portfolios and the Vanguard Total Stock Market Index Portfolio, each of which is a "fund of funds". "Fund of funds" portfolios purchase shares of other funds, each of which are referred to as an "Acquired Fund". A "fund of funds" has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In the case of the Ibbotson ETF Asset Allocation Portfolios, the Acquired Funds are exchange traded funds of ETFis. In determining the range of the Portfolio expenses, we have taken into account the information received from Ibbotson and Vanguard on the combined actual expenses for each such "fund of funds," which include the pro rata portion of the fees and expenses incurred indirectly by any of the Ibbotson ETF Asset Allocation Portfolios or the Vanguard Total Stock Market Index Portfolio as a result of its investment in shares of one or more Acquired Funds. See the prospectuses for the Ibbotson ETF Asset Allocation Portfolios or the Vanguard Total Stock Market Index Portfolio for a presentation of the applicable Acquired Fund fees and expenses.

(2) If the policy owner is deemed to have engaged in "market-timing" the Funds may assess redemption fees. See "Market-Timing and Disruptive Trading."

(3) The maximum Total Annual Portfolio Company Operating Expense shown above is before any fee waivers or expense reimbursements. The fee waiver and expense reimbursement through December 31, 2010 was 0.31 percent, resulting in a net annual portfolio company operating expense of 1.65 percent for Morgan Stanley UIF Emerging Markets Equity Portfolio. Please see The Universal Institutional Funds, Inc. (Morgan Stanley) prospectus for additional information.


GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT


On June 12, 2007, our Board of Directors established the Minnesota Life Individual Variable Universal Life Account, as a separate account in accordance with Minnesota insurance law. The Account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"), but registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Account. The Account meets the definition of a "separate account" under the federal securities laws.


We are the legal owner of the assets in the Account. Minnesota Life is obligated to pay all amounts promised to policy owners and beneficiaries under the Policies. The Minnesota law under which the Account was established provides that the assets of the Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable universal life insurance policies for which the Account was established. The investment performance of the Account is entirely independent of both the investment performance of our general account and of any other separate account which we may have established or may later establish.

The Account currently has 35 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

THE FUNDS

Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.

                                                               INVESTMENT                                INVESTMENT
          FUND/PORTFOLIO                                 ADVISER AND SUB-ADVISER                         OBJECTIVE
---------------------------------------------   ----------------------------------------   ----------------------------------------
ADVANTUS SERIES FUND, INC.
Bond Portfolio - Class 1 Shares                      Advantus Capital Management, Inc.        Seeks high level of long-term total
                                                                                              rate of return as is consistent with
                                                                                              prudent investment risk;
                                                                                              preservation of capital is a
                                                                                              secondary objective.

Index 400 Mid-Cap Portfolio - Class 1 Shares         Advantus Capital Management, Inc.        Seeks investment results generally
                                                                                              corresponding to the aggregate price
                                                                                              and dividend performance of
                                                                                              publicly traded stocks that comprise
                                                                                              the Standard & Poor's 400 MidCap
                                                                                              Index (the S&P 400).

Index 500 Portfolio - Class 1 Shares                 Advantus Capital Management, Inc.        Seeks investment results that
                                                                                              correspond generally to the price
                                                                                              and yield performance of common
                                                                                              stocks included in the Standard &
                                                                                              Poor's 500 Composite Stock Price
                                                                                              Index (the S&P 500).

International Bond Portfolio - Class 1 Shares        Advantus Capital Management, Inc.        Seeks to maximize current
                                                     SUB-ADVISER: Franklin Advisers, Inc.     income, consistent with the
                                                                                              protection of principal.

Mortgage Securities Portfolio - Class 1 Shares       Advantus Capital Management, Inc.        Seeks high level of current income
                                                                                              consistent with prudent investment
                                                                                              risk.

Real Estate Securities Portfolio - Class 1 Shares    Advantus Capital Management, Inc.        Seeks above average income and
                                                                                              long-term growth of capital.

                                                               INVESTMENT                                INVESTMENT
          FUND/PORTFOLIO                                 ADVISER AND SUB-ADVISER                         OBJECTIVE
---------------------------------------------   ----------------------------------------   ----------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES
FUND, INC.
International Value Portfolio - Class A Shares       AllianceBernstein L.P.                   Seeks long-term growth of capital.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
Equity-Income Portfolio - Initial Class Shares       Fidelity Management & Research           Seeks reasonable income and the
                                                     Company (FMR) is the fund's              potential for capital appreciation.
                                                     manager. FMR Co., Inc. and other         The fund's goal is to achieve a yield
                                                     affiliates of FMR serve as               which exceeds the composite yield
                                                     sub-advisers for the fund.               on the securities comprising the
                                                                                              Standard & Poor's 500(SM) Index
                                                                                              (S&P 500(R)).

Mid Cap Portfolio - Initial Class Shares             Fidelity Management & Research           Seeks long-term growth of capital.
                                                     Company (FMR) is the fund's
                                                     manager. FMR Co., Inc. and other
                                                     affiliates of FMR serve as
                                                     sub-advisers for the fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
TRUST
Franklin Small Cap Value Securities Fund -           Franklin Advisory Services, LLC          Seeks long-term total return.
Class 1 Shares

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST
(IBBOTSON)
Ibbotson Aggressive Growth ETF Asset                 ALPS Advisors, Inc.                      Seeks capital appreciation.
Allocation Portfolio - Class I Shares                SUB-ADVISER: Ibbotson Associates, Inc.

Ibbotson Balanced ETF Asset                          ALPS Advisors, Inc.                      Seeks capital appreciation
Allocation Portfolio - Class I Shares                SUB-ADVISER: Ibbotson Associates, Inc.   and some current income.

Ibbotson Conservative ETF Asset                      ALPS Advisors, Inc.                      Seeks current income and
Allocation Portfolio - Class I Shares                SUB-ADVISER: Ibbotson Associates, Inc.   preservation of capital.

Ibbotson Growth ETF Asset                            ALPS Advisors, Inc.                      Seeks capital appreciation.
Allocation Portfolio - Class I Shares                SUB-ADVISER: Ibbotson Associates, Inc.

Ibbotson Income and Growth ETF Asset                 ALPS Advisors, Inc.                      Seeks current income and
Allocation Portfolio - Class I Shares                SUB-ADVISER: Ibbotson Associates, Inc.   capital appreciation.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
Ivy Funds VIP Asset Strategy                         Waddell & Reed Investment                Seeks high total return over the
                                                     Management Company                       long term.

Ivy Funds VIP Core Equity                            Waddell & Reed Investment                Seeks capital growth and income.
                                                     Management Company

Ivy Funds VIP Global Natural Resources               Waddell & Reed Investment                Seeks long-term growth. Any
                                                     Management Company SUB-ADVISER:          income realized will be incidental.
                                                     Mackenzie Financial
                                                     Management Company

Ivy Funds VIP Growth                                 Waddell & Reed Investment                Seeks capital growth, with a
                                                     Management Company                       secondary objective of current
                                                                                              income.

Ivy Funds VIP International Core Equity              Waddell & Reed Investment                Seeks long-term capital growth.
                                                     Management Company

Ivy Funds VIP Science and Technology                 Waddell & Reed Investment                Seeks long-term capital growth.
                                                     Management Company

JANUS ASPEN SERIES
Janus Portfolio - Institutional Shares               Janus Capital Management LLC             Seeks long-term growth of capital
                                                                                              consistent with the preservation of
                                                                                              capital.

Overseas Portfolio - Institutional Shares            Janus Capital Management LLC             Seeks long-term growth of capital.

                                                               INVESTMENT                                INVESTMENT
          FUND/PORTFOLIO                                 ADVISER AND SUB-ADVISER                         OBJECTIVE
---------------------------------------------   ----------------------------------------   ----------------------------------------
VANGUARD(R) VARIABLE INSURANCE FUND
Balanced Portfolio                                   Wellington Management                    Seeks long-term capital appreciation
                                                     Company, LLP                             and reasonable current income.

Capital Growth Portfolio                             PRIMECAP Management Company              Seeks long-term capital appreciation.

Diversified Value Portfolio                          Barrow, Hanley,                          Seeks long-term capital appreciation
                                                     Mewhinney & Strauss, Inc.                and income.

Equity Income Portfolio                              Wellington Management                    Seeks above-average level of current
                                                     Company, LLP                             income and reasonable long-term
                                                                                              capital appreciation.

High Yield Bond Portfolio                            Wellington Management                    Seeks high level of current income.
                                                     Company, LLP

International Portfolio                              Schroder Investment Management           Seeks long-term capital appreciation.
                                                     North America, Inc. and Baillie
                                                     Gifford Overseas Ltd

Money Market Portfolio                               The Vanguard Group, Inc.                 Seeks current income while
                                                                                              maintaining liquidity and a stable
                                                                                              share price of $1.

Short-Term Investment-Grade Portfolio                The Vanguard Group, Inc.                 Seeks current income while
                                                                                              maintaining limited price volatility.

Small Company Growth Portfolio                       Granahan Investment                      Seeks long-term capital appreciation.
                                                     Management, Inc. and Grantham,
                                                     Mayo, Van Otterloo & Co. LLC

Total Bond Market Index Portfolio                    The Vanguard Group, Inc.                 Seeks to track the performance of a
                                                                                              broad, market-weighted bond
                                                                                              index.

Total Stock Market Index Portfolio                   The Vanguard Group, Inc.                 Seeks to track the performance of a
                                                                                              benchmark index that measures the
                                                                                              investment return of the overall
                                                                                              stock market.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Morgan Stanley UIF Emerging Markets                  Morgan Stanley Investment                Seeks long-term capital
Equity Portfolio - Class II Shares                   Management Inc.                          appreciation by investing primarily
                                                                                              in growth-oriented equity securities
                                                                                              of issuers in emerging market
                                                                                              countries.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right to add, combine or remove any sub-accounts of the Account and to transfer the assets of one or more sub-accounts to any other sub-account as permitted by law. Each additional sub-account will purchase shares in a new Portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Account. New investment options will be made available to existing policy owners as we determine in our sole discretion.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or Portfolio for a sub-account. Substitution may be made with respect to existing accumulation values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and the SEC.

We also reserve the right, when permitted by law, to de-register the Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, to combine the Account with one or more of our other separate accounts, operate the Account or a sub-account as either a unit investment trust or management company under the 1940 Act, or in any other form allowed by law, terminate and/or liquidate the Account, and make any changes to the Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any applicable federal or state laws.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Fundsi Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fundsi shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

THE GUARANTEED INTEREST ACCOUNT AND THE LOAN ACCOUNT

The guaranteed interest account and the loan account are part of our general account. Our general account consists of all assets owned by us other than those in the Account and any other separate accounts which we may establish.


Because of exemptive and exclusionary provisions, interests in our general account have not been registered as securities under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. However, disclosures regarding the guaranteed interest account and the loan account may be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.


The guaranteed interest account and the loan account are those portions of our general assets which are attributable to the Policy and other policies of its class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of policies of this class. Allocations to the guaranteed interest account and the loan account become part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed interest account and the loan account. Policy owners do not share in the actual investment experience of the assets in the general account.

The general account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

You may allocate a portion or all of the net premiums or transfer accumulation value from the sub-accounts of the Account to accumulate at a fixed rate of interest in the guaranteed interest account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers to and from the guaranteed interest account to the sub-accounts of the Account are subject to certain limitations with respect to timing and amount. These limitations are described under the iTransfersi section of this prospectus.

GUARANTEED INTEREST ACCOUNT VALUE We bear the full investment risk for amounts allocated to the guaranteed interest account and guarantee that interest credited to each policy owner's accumulation value in the guaranteed interest account will not be less than an annual rate of 3 percent without regard to the actual investment experience of the guaranteed interest account. We may, at our sole discretion, credit a higher rate of interest, iexcess interest,i although we are not obligated to credit interest in excess of 3 percent per year, and may not do so. Any interest credited on the Policy's accumulation value in the guaranteed interest account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

LOAN ACCOUNT VALUE We bear the full investment risk for amounts allocated to the loan account. The loan account accumulation value is the sum of all policy loans, less all policy loan repayments. This amount will be increased by any loan account interest and reduced by any loan account interest allocated to the guaranteed interest account or the separate account. The loan account accumulation value will be credited daily with an annual rate of interest of not less than 3 percent. Any interest credited on the Policy's accumulation value in the loan account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

We pay the costs of selling Policies, some of which are described in more detail in the iCompensation Paid for the Sale of Policiesi section of this prospectus. Sale of the Policies benefits the Funds by providing increased distribution of the shares of the Funds. The Funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the Funds. Payments from an underlying fund that relate to distribution services are made pursuant to the Fund's 12b-1 plan, under which the payments are deducted from the Fund's assets and described in the fee table included in the Fund's prospectus. The 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Account.

In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all policy owner purchase, redemption, and transfer requests within the sub-accounts of the Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Account aggregates such transactions through the Accountis omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.20 percent of fund assets held in the Account.

INFORMATION ABOUT THE POLICY

VARIABLE UNIVERSAL LIFE INSURANCE

This Policy is a universal life insurance policy which permits you to determine the amount of life insurance protection and the amount of premiums you plan to pay. Universal life allows you the flexibility to customize a Policy to meet your needs and to change your Policy after issue to meet your changing needs and objectives. You may change the face amount and planned premium subject to the limitations described herein, so long as the Policy remains in force.

FLEXIBILITY AT ISSUE Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or death benefit that you wish. Under the Policy, the highest premium permitted at the time of issue, for a specific death benefit, is one which is allowed under the Code for the Policy to qualify as life insurance. The smallest premium that we will accept at the time of issue is the initial minimum premium (shown on your policy data pages). The minimum initial face amount is $100,000.

If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate premiums to any of the Ibbotson ETF Asset Allocation Portfolios or to the Guaranteed Interest Account. Your allocation of premium may be made in any combination or percentages to those accounts.

POLICY CHANGES

The Policy allows you to change the face amount or the death benefit option of the Policy after it has been issued, subject to the limitations described more fully below. Changes in face amount or the death benefit option are referred to as policy changes. A partial surrender of a Policyis accumulation value or a change in risk classification are also policy changes. You may make one policy change or a combination of policy changes at one time. Policy changes may only be made after the first policy year.

A request to change your Policyis face amount must be made within the insured's lifetime. The minimum change in face amount must be at least $5,000 except for face amount changes which are the result of a partial surrender.

You must submit an application to us at our home office to increase the face amount. The application must include evidence of insurability satisfactory to us. The effective date of the increase in face amount will be the first monthly policy anniversary on or following the date we approve the increase in face amount. Policy face increases made pursuant to the Guaranteed Insurability Option will not require evidence of insurability and must be made under the terms of that option.

To decrease your face amount, you must send to us at our home office a written request. The initial face amount or any subsequent increase in face amount may be decreased if it has been in force for at least one year. The effective date of the decrease will be the first monthly policy anniversary on or following the date we approve your written request.

If there have been prior increases in face amount, any decrease in face amount will be made in the following order:

  1. first, from the most recent increase in face amount;

  2. second, from increases in face amount in the reverse order in which they were added; and

  3. finally, the initial face amount.

If a face amount decrease would cause your Policy to be disqualified as life insurance under the Code, we will not approve your request. Unless you have specified otherwise in writing, we will not approve a face amount decrease that would cause your Policy to be classified as a modified endowment contract under the Code or to have other tax consequences. See "Federal Tax Status."

If you have chosen the Level Option death benefit and request a partial surrender, we will reduce the face amount of the Policy by the amount of the partial surrender. A partial surrender will not result in a reduction in the face amount of your Policy if either the Increasing Option or Sum of Premiums Option death benefit is in effect.

If your Policy is issued with the Death Benefit Guarantee Agreement, transfers may only be made between the Ibbotson ETF Asset Allocation Portfolios and the Guaranteed Interest Account. Transfers to other sub-accounts will not be allowed as long as the Death Benefit Guarantee Agreement is in effect.

If you have added the LTC Agreement, when you make a claim and we pay a long term care benefit, your claim will include an instruction for us to automatically transfer all of your Policyis accumulation value that is in the Account to the guaranteed interest account. As long as we are paying long term care benefits, you will only be able to allocate premium payments to the Guaranteed Interest Account.

Whenever a policy change is made, we will provide you with new policy data pages. The policy data pages will identify any new face amount, death benefit option, risk class, planned premium or age of the insured.

Policy changes may only be made on a monthly anniversary of the policy date. Once on any given monthly policy anniversary, you may make one or a combination of policy changes. You may request a policy change by completing an application for change. Your policy change will be effective on the first monthly policy anniversary on or after the date we approve the policy change.

TRANSACTION REQUESTS We process requests for financial transactions and certain non-financial transactions under the Policy on the Valuation Date we receive your request at our home office in good order. This means that if we receive your request for a financial transaction prior to 3:00 p.m. Central time on a Valuation Date, we will process the request at the unit values determined as of the end of that Valuation Date. If we receive your request for a financial transaction at or after 3:00 p.m. Central time, or on a non-Valuation Date, we will process the request at the unit values determined as of the end of the next Valuation Date. We apply the same cutoff times for processing requests for certain non-financial transactions as well.


Financial transactions include premium payments, surrenders, partial surrenders, transfers, policy changes and policy loans. Non-financial transactions subject to the same cutoff times as financial transactions include changes in allocation of net premium payments among investment options. Requests for surrenders, partial surrenders and policy changes must be made in writing and signed by you. Requests for transfers, policy loans and changes in the allocation of net premium payments may be made in writing or via telephone by you, or if authorized by you, your agent may make a request for transfer or policy loan by telephone. Written requests may be submitted to us by mail or by facsimile (FAX) transmission at 651-665-6955. Telephone requests may be made by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Requests for one-time transfer, one-time rebalance, and allocation of net premium changes may also be submitted through our internet eService Center at www.minnesotalife.com. We treat requests made via telephone, facsimile (FAX) and via our eService Center as received once the call or transmission ends. We treat requests submitted via mail as received when received in the mailroom of our home office.


PROOF OF INSURABILITY We require proof of insurability for all policy changes resulting in an increase in death benefit, except for increases made pursuant to an additional agreement. In addition, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount do not require evidence of insurability.

We may also require evidence of insurability to change the risk classification of the insured or to add additional agreements to the Policy.

CHARGE FOR POLICY CHANGE Currently, we will assess a $60 charge to cover the administrative costs associated with processing a policy change and in no event will we increase the charge to more than $100. If, however, the only policy change is a partial surrender, we will assess a transaction charge equal to 2 percent of the amount surrendered, not to exceed $25. Because of the underwriting and selling expenses associated with any policy change resulting in an increase in face amount, we will assess a Policy Issue Charge for such a change. See "Policy Charges."

APPLICATIONS AND POLICY ISSUE

You must send a completed application and an initial premium payment to us at our home office to purchase the Policy. Before issuing a Policy, we will require evidence of insurability of the insured satisfactory to us, which in some cases will require a medical examination. The Policy is only available for insureds between issue ages 0-90. Our approval of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

If the application is accompanied by a check for at least the initial minimum premium and we approve the application, the policy date will be the issue date, which is the date we approve the application and issue the Policy. We use the policy date to determine subsequent monthly policy anniversaries.

If we approve an application that is not accompanied by a check for the initial minimum premium, we may issue the Policy with a policy date which is 25 days after the issue date. Life insurance coverage will not begin until the initial minimum premium is paid. If the initial minimum premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. In that circumstance you may request that the policy date be the date on which our home office receives the initial minimum premium. We will forward to you updated policy pages to reflect the change in policy date. You must make such request at or prior to the time you pay the initial minimum premium.

In certain cases it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age of the insured to provide more favorable cost of insurance rates. In that case, the initial minimum premium must be paid when the Policy is delivered to you. When the Policy is issued, the face amount, planned premium, death benefit option, and any additional agreements chosen will be listed on the policy data pages.

POLICY PREMIUMS

The amount of the initial minimum premium will depend on the Policy's initial face amount, the death benefit option, the insured's age at issue, gender, risk classification and any additional benefit agreements chosen. The initial minimum premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive the initial minimum premium for the Policy and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. You may request temporary insurance coverage at the time of application in an amount up to $250,000. In order to receive such coverage, you must meet certain insurability requirements at the date of application, complete the application and pay the initial minimum premium. You may call or write us at our home office to obtain additional information regarding coverage under a temporary insurance agreement or the application of your initial minimum premium.

All premiums after the initial minimum premium should be mailed to us at our home office. You may also elect to have premiums paid monthly under our automatic payment plan through pre-authorized transfers from your account at a bank or other financial institution, or if you meet the requirements to establish a group billing plan through your employer.

Any premium payment after the initial minimum premium must be at least $50; for premiums paid under an automatic payment plan, the minimum premium payment must be at least $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the net amount at risk under the Policy.

When you apply for a Policy, you may elect to pay a planned premium which is shown on the policy data pages. We will send you a notice for the planned premium at the frequency shown on the policy data pages. You may request that we send you notices once a year, twice a year or four times a year. The amount of the planned premium and frequency you have chosen will be identified on the notice. You may change the amount and frequency of your planned premium payment at any time by written request. PAYMENT OF A PLANNED PREMIUM DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

We intend that this Policy will qualify as a life insurance policy as defined by Code Section 7702. In order to maintain such qualification, we reserve the right to increase the amount of insurance on the insured, to return any excess accumulation value or premium, or to limit the amount of premium we will accept. There may be tax consequences to you if we must return part of the accumulation value in order to maintain the Policy's status as life insurance. See "Federal Tax Status." In the event the death benefit is increased to maintain qualification as a life insurance policy, we may make appropriate adjustments to any monthly charges or supplemental benefits that are consistent with such increase. In addition, unless you have specified otherwise in writing, if the payment of a premium would cause your Policy to be classified as a modified endowment contract under the Code, we will not accept a payment in excess of the amount that causes your Policy to become a modified endowment contract. See "Federal Tax Status." In rare situations, if we receive and allocate your premium prior to the Policy's anniversary date, your Policy would become a modified endowment contract (MEC). In that event, unless you have specified otherwise in writing, to prevent your Policy from becoming a MEC, we will hold your premium in a non-interest bearing account until its anniversary date. On the anniversary date, we will allocate your premium to the Guaranteed Interest Account or the sub-accounts of the Minnesota Life Individual Variable Universal Life Account according to your instructions.

We assess a Premium Charge against each premium payment. The premium less the Premium Charge results in the net premium. Net premiums are allocated to the guaranteed interest account or sub-accounts of the Account which sub-accounts, in turn, invest in shares of the Portfolios.


You must designate the allocation of net premiums on your application for the Policy. You may change your allocation instructions for future premium payments by forwarding to us a signed written request, or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours, via facsimile (FAX) at 651-665-6955, and via our eService Center. The allocation of net premiums to the guaranteed interest account or to any sub-account of the Account must be in multiples of 1 percent of the net premium.


We reserve the right to delay the allocation of net premiums to the sub-accounts you designated for a period of up to 30 days after issuance of the Policy or after a policy change. In no event will any such delay extend beyond the free look period that applies in the state in which the Policy is issued. If we exercise this right, we will allocate net premiums to the guaranteed interest account until the end of the free look period. This right, which as of the date of the prospectus has not been implemented, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce our market risk during the free look period.

We also reserve the right to restrict the allocation of net premiums to the guaranteed interest account. If we do so, no more than 25 percent of the net premium may be allocated to the guaranteed interest account. In addition, we reserve the right to further restrict the allocation of net premiums to the guaranteed interest account if the current interest rate we credit to the guaranteed interest account equals the minimum guaranteed interest rate. Currently, we do not exercise these restrictions.

If mandated under applicable law, we may reject a premium. We may also provide information about a policy owner and a policy owner's account to government regulators.

SUB-ACCOUNT ALLOCATION If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate your premium payments to the Guaranteed Interest Account or one of the following Financial Advisors Variable Insurance Trust (Ibbotson) ETF Portfolios; the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, the Ibbotson Balanced ETF Asset Allocation Portfolio, the Ibbotson Conservative ETF Asset Allocation Portfolio, the Ibbotson Growth ETF Asset Allocation Portfolio, or the Ibbotson Income and Growth ETF Asset Allocation Portfolio. Your allocation of premium may be made in any combination among those accounts. The policy owner may elect to change from any one of the current Ibbotson ETF Asset Allocation Portfolios to any other combination of Ibbotson ETF Asset Allocation Portfolios. Subsequent transfers among these accounts will be subject to our policies regarding transfers among the sub-accounts. See "Transfers." We reserve the right to add, delete or modify the Portfolios which may be used.

You will be required to terminate the Death Benefit Guarantee Agreement prior to allocating premium payments to or making a transfer to a sub-account other than the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account.

Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETFs." The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus.

Each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

If you make premium payments while benefits are being paid on the LTC Agreement, you will only be able to allocate premium payments to the Guaranteed Interest Account.

FREE LOOK

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may request to cancel the Policy and return the Policy to us or your agent within 30 days after you receive it. We will send to you within seven days of the date we receive your notice of cancellation and the Policy, the greater of (1) a full refund of the premiums you have paid, or (2) the surrender value of the Policy.

If the Policy is changed, as described under the iPolicy Changesi section of this prospectus, and if the change results in an increase in face amount and/or the addition of any agreements, you will have a right to examine the changed Policy and you may return the changed Policy within 30 days after you receive it. If you return the changed Policy, the face amount increase and/or additional agreements will be cancelled, and the Policy will continue in force.

ACCUMULATION VALUE

Your Policy's accumulation value equals your investment in the guaranteed interest account and the sub-accounts of the Account, plus any collateral held in the loan account for any loans you have taken. The accumulation value of the Policy varies with the investment experience of the guaranteed interest account and the sub-accounts of the Account.

Unlike a traditional fixed benefit life insurance policy, your Policy's accumulation value cannot be determined in advance, even if you pay premiums as planned, because the separate account accumulation value varies daily with the investment performance of the sub-accounts. Even if you continue to pay premiums as planned, the separate account accumulation value of your Policy could decline to zero because of unfavorable investment experience and the assessment of charges.


Upon request, we will tell you the accumulation value of your Policy. We will also send to you a report each year on the policy anniversary advising you of your Policy's accumulation value, the face amount and the death benefit as of the date of the report. It will also summarize your Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy's accumulation value through our eService Center at www.minnesotalife.com.


GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE The guaranteed interest account accumulation value of your Policy equals the sum of the following:

  - the net premiums you allocate to the guaranteed interest account;

  - plus, any interest credited thereto, any loan repayments, any transfers of accumulation value from the sub-accounts of the Account and any allocation of loan account interest; and

  - less, any policy loans, partial surrenders, transfers of accumulation value to the sub-accounts of the Account and policy charges.

SEPARATE ACCOUNT ACCUMULATION VALUE The separate account accumulation value of your Policy is not guaranteed. We determine your Policy's separate account accumulation value by multiplying the current number of sub-account units for each sub-account in which you are invested by the current sub-account unit value for that sub-account and adding those values together. A sub-account unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units credited is determined as of the end of the Valuation Date on which we receive your premium at our home office.

Once determined, the number of units credited to your Policy will not be affected by changes in sub-account unit values. However, the number of units in a sub-account will be increased by the allocation of subsequent net premiums, loan repayments, transfers and loan account interest to the sub-account. The number of units will be decreased by policy charges, policy loans, transfers and partial surrenders from the sub-account. The number of units in a sub-account will decrease to zero if the Policy is surrendered or terminated.

The unit value of a sub-account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of the sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent Valuation Date.

The net investment factor is a measure of the net investment experience of a sub-account. The net investment factor for a valuation period is: the gross investment rate for such valuation period, plus any unit value credit under the Policy. We determine periodically whether unit value credits apply. Unit value credits are not guaranteed. For any period we apply a unit value credit, we will apply the credit each day when we calculate the unit value for the sub-account.

The gross investment rate is equal to:

  1. the net asset value per share of a Fund share held in the sub-account of the Account determined at the end of the current valuation period; plus

  2. the per share amount of any dividend or capital gain distributions by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

  3. the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

The table below describes the annual unit value credit that we may, in our sole discretion, apply to each sub-account of the Account. The annual unit value credit is expressed as a percentage of average annual Portfolio assets held by the sub-account. The amount of the unit value credit we may apply varies among sub-accounts and some sub-accounts may receive larger unit value credits than other sub-accounts. Some sub-accounts are not eligible for a unit value credit. Our payment of unit value credits may be discontinued at any time.

                                                                           ANNUAL UNIT
                                                                              VALUE
SUB-ACCOUNT                                                                   CREDIT
-----------                                                                -----------
Advantus Bond Portfolio - Class 1 Shares                                       0.05
Advantus Index 400 Mid-Cap Portfolio - Class 1 Shares                          0.05
Advantus Index 500 Portfolio n Class 1 Shares                                  0.10
Advantus International Bond Portfolio - Class 1 Shares                         0.00
Advantus Mortgage Securities Portfolio - Class 1 Shares                        0.05
Advantus Real Estate Securities Portfolio - Class 1 Shares                     0.10
AllianceBernstein International Value Portfolio - Class A Shares               0.15
Fidelity(R) Equity-Income Portfolio - Initial Class Shares                     0.10
Fidelity(R) Mid Cap Portfolio - Initial Class Shares                           0.10
Franklin Small Cap Value Securities Fund - Class 1 Shares                      0.15
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I Shares     0.12
Ibbotson Balanced ETF Asset Allocation Portfolio - Class I Shares              0.12
Ibbotson Conservative ETF Asset Allocation Portfolio - Class I Shares          0.12
Ibbotson Growth ETF Asset Allocation Portfolio - Class I Shares                0.12
Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I Shares     0.12
Ivy Funds VIP Asset Strategy                                                   0.45
Ivy Funds VIP Core Equity                                                      0.45
Ivy Funds VIP Global Natural Resources                                         0.45

                                                                           ANNUAL UNIT
                                                                              VALUE
SUB-ACCOUNT                                                                   CREDIT
-----------                                                                -----------
Ivy Funds VIP Growth                                                           0.45
Ivy Funds VIP International Core Equity                                        0.45
Ivy Funds VIP Science and Technology                                           0.45
Janus Aspen Janus Portfolio - Institutional Shares                             0.10
Janus Aspen Overseas Portfolio - Institutional Shares                          0.10
UIF Emerging Markets Equity Portfolio - Class II Shares (Van Kampen)           0.35
Vanguard(R) Balanced Portfolio                                                 0.00
Vanguard(R) Capital Growth Portfolio                                           0.00
Vanguard(R) Diversified Value Portfolio                                        0.00
Vanguard(R) Equity Income Portfolio                                            0.00
Vanguard(R) High Yield Bond Portfolio                                          0.00
Vanguard(R) International Portfolio                                            0.00
Vanguard(R) Money Market Portfolio                                             0.00
Vanguard(R) Short-Term Investment-Grade Portfolio                              0.00
Vanguard(R) Small Company Growth Portfolio                                     0.00
Vanguard(R) Total Bond Market Index Portfolio                                  0.00
Vanguard(R) Total Stock Market Index Portfolio                                 0.00


We determine the value of the units in each sub-account on each day on which the corresponding Portfolio values its shares. In general, the net asset value of each Portfolio's shares is computed once daily as of the primary closing time for business on the New York Stock Exchange (typically 3:00 p.m. Central time).


Some investment advisers to the Funds or their affiliates have an agreement with us or our affiliates to pay us or our affiliates for administrative, recordkeeping and shareholder services we provide to the Fundsi Portfolios. We or our affiliates may also receive payments from the Funds, their investment advisers or principal underwriters to reimburse us for the costs of certain distribution or operational services that we perform and that benefit the Fundsi Portfolios. See iPayments Made by Underlying Mutual Funds.i The unit value credit represents a portion of or all of these amounts that we or our affiliates may receive that we may, in our sole discretion, apply to the sub-accounts that invest in the Fundsi Portfolios. We will only provide unit value credits to a sub-account where the corresponding investment option, the investment adviser of that investment option or their affiliates compensate us or our affiliates for providing such services. Our decision to provide unit value credits to certain sub-accounts depends upon a number of factors, including, but not limited to, the level of assets held in the Guaranteed Interest Account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operation. From time to time some of these arrangements may be renegotiated so that we receive a different payment than previously paid. These fee arrangements do not result in any additional charges to policy owners.


All unit value credits and any gains or losses attributable to such amounts are treated as earnings under the Policy for tax purposes.

LOAN ACCOUNT ACCUMULATION VALUE The loan account accumulation value of your Policy equals the sum of the following:

   - all policy loans less all policy loan repayments;

   - plus, any loan account interest; and

   - less, any loan account interest allocated to the guaranteed interest account or the Account.

We credit interest on the loan account accumulation value daily at an annual rate of interest of not less than 3 percent. We may, at our sole discretion, credit interest at a higher rate.

TRANSFERS


You may transfer accumulation value between the guaranteed interest account and the sub-accounts of the Account and among the sub-accounts. You may request a transfer or rebalance of accumulation value at any time while the Policy remains in force, and you may arrange in advance for systematic rebalance or dollar cost averaging. A rebalance re-allocates your accumulation value on a one-time or systematic basis; dollar cost averaging is a systematic transfer of accumulation value form one or more sub-account(s) to one or more other sub-account(s). Following your instructions as to the percentage of your accumulation value you wish to have in each of your sub-accounts, we will transfer amounts to and from those accounts to achieve the percentages you desire. We determine the amount you have available for transfers at the end of the Valuation Date on which we receive your request at our home office. Your request for transfer may be made in writing or you, or your agent if authorized by you, may make a request for transfer by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. You may also submit your request for transfer to us by facsimile (FAX) transmission at 651-665-6955. You may also request a one-time transfer or rebalance through our eService Center.


We process transfers based on the unit values determined at the end of the Valuation Date on which we receive your request for transfer at our home office. This means that if we receive your request for transfer prior to 3:00 p.m. Central time on a Valuation Date, we will process the request at the unit values determined as of that Valuation Date. If we receive your request for transfer at or after 3:00 p.m. Central time, or on a non-Valuation Date, we will process the request at the unit values determined as of the following Valuation Date. We treat transfer requests made via telephone and facsimile
(FAX) as received once the call or transmission ends.

You may transfer accumulation value among the sub-accounts an unlimited number of times in a policy year, subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares. We reserve the right to limit transfers to and from the guaranteed interest account to one transfer per policy year. We also reserve the right to restrict the dollar amount of any transfer to or from the guaranteed interest account.


The transfer transaction charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of sub-accounts (or guaranteed interest account) affected by the transfer(s). We currently do not assess a transfer transaction charge.


We impose other restrictions on transfers. We reserve the right to require that the amount transferred to or from a sub-account or the guaranteed interest account be at least $250. If the accumulation value in a sub-account or the guaranteed interest account from which a transfer is to be made is less than $250, the entire accumulation value attributable to the sub-account or the guaranteed interest account must be transferred. If a transfer would reduce the accumulation value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account accumulation value in the amount transferred.

If your Policy is issued with the Death Benefit Guarantee Agreement, transfers may only be made between the Ibbotson ETF Asset Allocation Portfolios and the Guaranteed Interest Account. Transfers to other sub-accounts will not be allowed as long as the Death Benefit Guarantee Agreement is in effect.

If you have added the LTC Agreement, when you make a claim and we pay a long term care benefit, your claim will include an instruction for us to automatically transfer all of your Policy's accumulation value that is in the Account to the Guaranteed Interest Account. As long as we are paying long term care benefits, you will only be able to allocate premium payments to the Guaranteed Interest Account.

TELEPHONE TRANSFERS A request for transfer submitted to us via telephone is subject to the same conditions and procedures as would apply to a written transfer request. However, during periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls. In those circumstances, you should consider submitting a written transfer request while continuing to attempt to contact us via telephone. We reserve the right to restrict the frequency of, or otherwise modify, condition or terminate telephone transfer privileges. For more information on telephone transactions, contact us at our home office or at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time.

With all telephone transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide policy owners with a written confirmation of each telephone transfer.

MARKET-TIMING AND DISRUPTIVE TRADING This Policy is not designed to be used as a vehicle for frequent trading (i.e., frequent transfers) in response to short-term fluctuations in the securities markets, often referred to as imarket-timing.i Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long-term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long-term policy owners invested in affected Portfolios who do not generate such expenses. It is our policy to discourage market-timing and frequent transfer activity, and, when we become aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity on affected Portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for policy owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because our policies and procedures are discretionary, it is possible that some policy owners may engage in market-timing and other frequent transfer activity while others may bear the harm associated with such activity. Moreover, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of o or otherwise modify, condition or terminate o any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by a Portfolio attributable to transfers in your Policy. One or more of the following factors will be considered in determining whether to implement and administer any restrictions and assess any fees:

  - the dollar amount of the transfer(s);

  - whether the transfers are part of a pattern of transfers that appears designed to take advantage of market inefficiencies;

  - whether a Portfolio has requested that we look into identified unusual or frequent activity in the Portfolio;

  - the number of transfers in the previous calendar quarter; and

  - whether the transfers during a quarter constitute more than two "round trips" in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.


In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.


In our sole discretion, we may revise our policies and procedures to detect and deter market-timing and other frequent trading activity at any time without prior notice.

In addition to our market-timing procedures, the underlying Portfolios may have their own market-timing policies and restrictions. While we reserve the right to enforce the Portfoliosi policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific policy owners who violate the market-timing policies established by the Portfolios.

In addition, the Funds may restrict the purchase of their shares in order to protect shareholders. In such case, if you request a transfer to a sub-account(s) that invests in a Fund that has restricted the purchase of its shares, we will not redeem accumulation value from the sub-account(s) from which the transfer would have otherwise been made, unless you submit a new request for transfer to our home office designating a new sub-account(s) to which the transfer should be made.

DEATH  BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on the Policy upon receipt at our home office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the beneficiary(ies), if living. If each beneficiary dies before the insured, we will pay the death benefit proceeds to the owner or the owner's estate, or, if the owner is a corporation, to it or its successor. We will pay the death benefit proceeds in a lump sum or under a settlement option.

Death benefit proceeds equal:

   - the death benefit (described below);

   - plus any additional insurance on the insured's life under the Term Insurance Agreement;

   - plus under the Level Option death benefit, any premium paid after the date of the insured's death;

   - plus any additional insurance on the insured's life under the Interest Accumulation Agreement;

   - plus, for policies issued prior to April 29, 2011, any assessed monthly charges for the period after the insured's death;

   - minus any amounts paid under the Long Term Care Agreement;

   - minus any unpaid monthly charges;

   - minus any outstanding policy loan;

   - minus any accrued loan interest.

We may further adjust the amount of the death benefit proceeds if we contest the Policy, if the insured dies by suicide or if you misstate the insured's age or gender. See "Statement of Additional Information."

DEATH BENEFIT OPTIONS

The Policy provides a death benefit. The death benefit is determined on each monthly policy anniversary and as of the date of the insured's death. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Level Option death benefit will automatically be in effect.

The Policy is intended to qualify under Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached agreement will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly charges or supplemental agreements that are consistent with such an increase. Adjustments will be reflected in the monthly charge assessment.

Under Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a iguideline premium test (GPT)i or a icash value accumulation test (CVAT).i You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the accumulation value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age and gender class of the insured) of the accumulation value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more death benefit in relation to accumulation value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no additional agreements, as your accumulation value increases your death benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

UNDER THE GUIDELINE PREMIUM TEST (GPT) - LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

   1. the face amount on the insured's date of death; or

   2. a specified "limitation percentage," called the Guideline Premium Test Death Benefit Percentage Factor (GPT DBPF) on your Policy's data pages, multiplied by the accumulation value on the insured's date of death.

Under the Level Option, your death benefit remains level unless the limitation percentage multiplied by the accumulation value is greater than the face amount; then the death benefit will vary as the accumulation value varies.

The limitation percentage is the minimum percentage of accumulation value we must pay as the death benefit under federal tax requirements. It is based on the age of the insured at the beginning of each policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

                  AGE                   LIMITATION PERCENTAGE
                  ---                   ---------------------
              40 and under                      250%
                41 to 45        250% minus 7% for each year over age 40
                46 to 50        215% minus 6% for each year over age 45
                51 to 55        185% minus 7% for each year over age 50
                56 to 60        150% minus 4% for each year over age 55
                61 to 65        130% minus 2% for each year over age 60
                66 to 70        l20% minus 1% for each year over age 65
                71 to 75        115% minus 2% for each year over age 70
                76 to 90                        105%
                91 to 95        105% minus 1% for each year over age 90
                96 to 121                       100%

If the Code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the accumulation value will increase our risk, and we will increase the cost of insurance we assess from the accumulation value.

LEVEL OPTION GUIDELINE PREMIUM TEST ILLUSTRATION. Assume that the insured's age is under 40. Under the Level Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250 percent of the accumulation value, any time the accumulation value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 face amount. The figure $40,000 is derived because 250 percent of $40,000 equals $100,000. Every additional $100 added to the accumulation value above $40,000 will increase the death benefit by $250.

Similarly, so long as the accumulation value exceeds $40,000, every $100 taken out of the accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount, the death benefit will equal the face amount of the Policy.

UNDER THE CASH VALUE ACCUMULATION TEST (CVAT) - LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

   1. the face amount on the date of the insured's death; or

   2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

Under the Level Option, your death benefit remains level unless the accumulation value is greater than the net single premium as specified under Code Section 7702, multiplied by the face amount. The net single premium is based on the insured's gender and age.

Under the CVAT, a "limitation percentage" may be defined as the value "1" divided by the net single premium. While the limitation percentages are defined differently for the GPT and the CVAT, they work identically with respect to the relationship between the accumulation value and the death benefit.

If the Code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the accumulation value will increase our risk, and we will increase the cost of insurance we assess from the accumulation value.

LEVEL OPTION CASH VALUE ACCUMULATION TEST ILLUSTRATION. Assume that the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under the Level Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy must be equal to or be greater than 225 percent of the accumulation value, any time the accumulation value of the Policy exceeds $44,444, the death benefit of the Policy will exceed the $100,000 face amount. The figure $44,444 is derived because 225 percent of $44,444 equals $100,000. Every additional $100 added to the accumulation value above $44,444 will increase the death benefit of the Policy by $225.

Similarly, so long as the accumulation value exceeds $44,444, every $100 taken out of the accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount, the death benefit of the Policy will equal the face amount of the Policy.

UNDER THE GUIDELINE PREMIUM TEST - INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

   1. the face amount plus the accumulation value on the insured's date of death; or

   2. the limitation percentage (the GPT DBPF) multiplied by the accumulation value on the insured's date of death.

Under the Increasing Option, the death benefit always varies as the accumulation value varies.

INCREASING OPTION GUIDELINE PREMIUM TEST ILLUSTRATION. Assume that the insured's age is under 40. Under the Increasing Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the accumulation value. Thus, a Policy with an accumulation value of $60,000 will generally have a death benefit of $160,000 ($100,000 + $60,000). The death benefit, however, must be at least 250 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $66,666, the death benefit will be greater than the face amount plus the accumulation value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of accumulation value above $66,666 will increase the death benefit by $250.

Similarly, any time the accumulation value exceeds $66,666, every $100 taken out of accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus the accumulation value, then the death benefit will be the face amount plus the accumulation value of the Policy.

UNDER THE CASH VALUE ACCUMULATION TEST - INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

   1. the face amount plus the accumulation value on the insured's date of death; or

   2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702. Under the Increasing Option, the death benefit always varies as the accumulation value varies.

INCREASING OPTION CASH VALUE ACCUMULATION TEST ILLUSTRATION. Assume that the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under the Increasing Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the accumulation value. Thus, a Policy with an accumulation value of $65,000 will generally have a death benefit of $165,000 ($100,000 + $65,000). The death benefit for the Policy must be at least 225 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $80,000, the death benefit for the Policy will be greater than the face amount plus the accumulation value. The figure of $80,000 is derived because 225 percent of $80,000 equals $100,000 + $80,000. Every additional $100 of accumulation value above $80,000 will increase the death benefit of the Policy by $225.

Similarly, any time accumulation value exceeds $80,000, every $100 taken out of accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus the accumulation value, then the death benefit for the Policy will be the face amount plus the accumulation value of the Policy.

UNDER GUIDELINE PREMIUM TEST OPTION - SUM OF PREMIUMS DEATH BENEFIT EQUALS THE GREATEST OF:

   1. the face amount plus the sum of all premiums paid less all partial surrenders; or

   2. the limitation percentage (the GPT DBPF) multiplied by the accumulation value on the insured's date of death.

Under the Sum of Premiums Option, the death benefit always varies with the payment of premiums and partial surrenders taken.

SUM OF PREMIUMS GUIDELINE PREMIUM TEST ILLUSTRATION. Assume that the insured's age is under 40, premiums paid equal $60,000, partial surrenders equal $10,000, and the accumulation value equals $55,000. Under this scenario a Policy with the Sum of Premiums Option and a face amount of $100,000 will generally pay a death benefit of $150,000 ($100,000 + $60,000 - $10,000). The death benefit, however, must be at least 250 percent of accumulation value. As a result, if the accumulation value of the Policy exceeds $60,000, the death benefit will be greater than the face amount plus premiums paid less partial surrenders. The figure of $60,000 is derived because 250 percent of $60,000 equals $100,000 + $60,000 - $10,000. Every additional $100 of accumulation value above $60,000 will increase the death benefit by $250.

Similarly, any time accumulation value exceeds $60,000, every $100 taken out of accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus premiums paid less partial surrenders, then the death benefit will be the face amount plus premiums paid less partial surrenders.

UNDER THE CASH VALUE ACCUMULATION TEST - SUM OF PREMIUMS DEATH BENEFIT EQUALS THE GREATEST OF:

   1. the face amount plus the sum of all premiums paid less all partial surrenders; or

   2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

Under the Sum of Premiums Option, the death benefit always varies with the payment of premiums and partial surrenders taken.

SUM OF PREMIUMS CASH VALUE ACCUMULATION TEST ILLUSTRATION. Assume that premiums paid equal $80,000, partial surrenders equal $5,000, and the accumulation value equals $70,000. Also assume that the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under this scenario a Policy with the Sum of Premiums Option and a face amount of $100,000 will generally pay a death benefit of $175,000 ($100,000 + $80,000 -
$5,000). The death benefit for the Policy must be at least 225 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $77,777, the death benefit for the Policy will be greater than the face amount plus premiums less partial surrenders. The figure of $77,777 is derived because 225 percent of $77,777 equals $100,000 + $80,000 - $5,000.
Every additional $100 of accumulation value above $77,777 will increase the death benefit of the Policy by $225.

Similarly, any time accumulation value exceeds $77,777, every $100 taken out of accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus premiums less partial surrenders, then the death benefit for the Policy, not including any agreements, will be the face amount plus premiums paid less partial surrenders.

EFFECT OF PARTIAL SURRENDERS ON THE DEATH BENEFIT

If you choose the Level Option, a partial surrender will reduce the face amount by an amount equal to the amount of the partial surrender. If you choose the Increasing or the Sum of Premiums Options, your face amount will not be affected by a partial surrender. Regardless of the death benefit option you choose, a partial surrender will reduce the death benefit by at least the amount of the partial surrender.

CHOOSING DEATH BENEFIT OPTIONS

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your accumulation value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, the Level Option will become the death benefit option for your Policy, by default.

You may find the Level Option more suitable for you if your goal is to increase your accumulation value through positive investment experience. Positive investment experience under the Level Option would result in a higher proportion of accumulation value to the death benefit, which may lower the total amount of fees and expenses we would charge. You may find the Increasing Option more suitable for you if your goal is to increase your total death benefit. Positive increases in the accumulation value would be reflected in your death benefit, which would result in a death benefit that equals your initial face amount plus the accumulation value. You may find the Sum of Premiums Option more suitable for you if your goal is to receive a death benefit which includes premiums paid. Your death benefit would be equal to your initial face amount plus the amount of premiums paid, less any premiums withdrawn in a partial surrender.

CHANGING THE DEATH BENEFIT OPTION

After the first policy year, you may change your death benefit option once each policy year. We will notify you of the new face amount.

   - You must send your written request to our home office.

   - The effective date of the change will be the monthly policy anniversary on or following the date we approve your request for a change.

   - Changing your death benefit option may cause you to receive taxable income, may cause your Policy to become a modified endowment contract (MEC) or may have other unintended adverse federal tax consequences. See "Federal Tax Status." You should consult a tax adviser before changing your Policyis death benefit option.

INCREASING/DECREASING THE FACE AMOUNT

You may increase or decrease the face amount of the Policy. An increase or decrease in the face amount will affect your cost of insurance charge, your guideline premium or cash value accumulation tax calculation, and may have adverse federal tax consequences. You should consult a tax adviser before increasing or decreasing your Policy's face amount.

If you have added the LTC Agreement to your Policy, decreasing the face amount of the Policy may lower the amount of long term care benefit (LTC amount) available under the LTC Agreement. If the Policy's face amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased face amount.

An increase in face amount will be treated as an additional layer of coverage with its own monthly Policy Issue Charge, surrender charge and surrender charge period.

Conditions for and impact of decreasing the face amount:

   - you must send your written request to our home office;

   - decreases are only allowed if the most recent coverage layer has been in force for at least one year;

   - we require your requested decrease in face amount to be at least $5,000;

   - you may not decrease your face amount if it would disqualify your Policy as life insurance under the Code;

   - if the decrease in face amount would cause your Policy to be classified a modified endowment contract (MEC) under the Code, we will not allow the decrease in face amount, unless you specifically instruct us in writing that you intend for the Policy to be classified as a MEC; and

   - a decrease in face amount will take effect on the monthly policy anniversary on or after we receive and approve your written request.

Conditions for and impact of increasing the face amount:

   - your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;

   - a requested increase in face amount requires our approval and will take effect on the monthly policy anniversary on or after the day we approve your request;

   - increases are only allowed after the first policy year;

   - we require your requested increase in face amount to be at least $5,000;
     and

   - each increase in face amount will have its own surrender charge that applies for 10 years after the date of the increase, unless you elect Early Values Agreement.

   - increases made under the Guaranteed Insurability Option will be processed according to the provisions of that agreement and will not require evidence of insurability satisfactory to us.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under iSettlement Optionsi in your Policy and in the Statement of Additional Information.

POLICY LOANS

While your Policy is in force, you may submit a request to our home office to borrow money from us using only your Policy as the security for the loan. You may obtain a policy loan with a written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. If you call us, you will be asked for security purposes, for your personal identification and policy number. We normally pay the loan amount within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions as described in the Statement of Additional Information. You may increase your risk of termination if you take a loan. A loan that is taken from, or secured by a Policy, may have adverse federal income tax consequences. See "Federal Tax Status."

The maximum amount available for loans under your Policy is the Policy accumulation value less any applicable surrender charge and three (3) months of monthly charges. We determine this amount on the Valuation Date we receive your request for a loan at our home office. There is no minimum policy loan. When you take a loan, we will transfer an amount equal to the loan from your guaranteed interest account accumulation value and separate account accumulation value to the loan account, part of our general account. Unless you instruct us otherwise, we will transfer accumulation value from the guaranteed interest account and the sub-accounts of the Account in which you are invested on a pro-rata basis. We hold this amount as collateral for the loan in the loan account and such collateral will not be available for withdrawal.

Your Policy will remain in force so long as the accumulation value less the sum of the policy loan and any unpaid policy loan interest is sufficient to cover the monthly charges when due. Otherwise, your Policy will terminate and there may be adverse tax consequences. See "Federal Tax Status." To prevent your Policy from terminating, you will have to make a loan repayment. We will notify you 61 days in advance of the termination of your Policy and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

POLICY LOAN INTEREST We will charge you interest on a policy loan at the annual rate of interest shown on the policy data pages of your Policy while your policy loan is outstanding. Currently, we charge an annual rate of interest of 4 percent. Policy loan interest becomes due and payable:

    - on a policy loan transaction;

    - on each policy anniversary;

    - on surrender or termination of the Policy; or

    - on the date of the death of the insured.

If you do not pay the interest on your loan when due, your policy loan will be increased by the amount of the unpaid interest.

We also credit interest to amounts in the loan account at least equal to the interest rate shown on the policy data pages. Currently, we credit an annual rate of interest which is not less than your policy loan interest rate minus 1 percent. However, if your Policy has been in force for ten years or more, we will credit your loan amount with an annual rate of interest equal to the policy loan rate minus .10 percent. On the date of each policy loan transaction and policy anniversary, we will allocate any accrued loan account interest on a pro-rata basis to the guaranteed interest account and the sub-accounts of the Account based on your accumulation value in each investment option.

POLICY LOAN REPAYMENTS If your Policy is in force, you may repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. When we receive a payment from you, we will automatically treat that payment as premium unless you specify otherwise when the payment is made. Payments specified as loan repayments will not be subject to a premium charge.

When you repay a loan, we transfer the repayment amount from the loan account to your guaranteed interest account accumulation value and your separate account accumulation value. Unless you direct us otherwise, we will transfer the repayment amount on a pro-rata basis to the guaranteed interest account and the sub-accounts of the Account based on your accumulation value in each investment option on the Valuation Date we receive your loan repayment at our home office. We reserve the right to restrict the amount of any loan repayment to the guaranteed interest account.

A policy loan, whether or not it is repaid, will have a permanent effect on the accumulation value, and depending upon the death benefit option you have chosen, the death benefit. As long as a loan is outstanding the collateral for the loan in the loan account is not affected by the investment performance of sub-accounts and may not be credited with the rates of interest we credit accumulation value in the guaranteed interest account.

TERMINATION If the accumulation value less the sum of the policy loan(s) and any unpaid policy loan interest is insufficient to cover the monthly charges on a monthly policy anniversary, a 61-day grace period begins. Your Policy will remain in force during the grace period. You may pay premiums during this grace period to cover the insufficiency and continue your Policy in force beyond the grace period. We will send you and any assignee of record, at the last known address, at least 31 days prior to the end of the grace period, a written notice indicating the due date and the payment required to keep your Policy in force.

The payment required to keep your Policy in force after the grace period commences is equal to three times the sum of all the monthly charges that were due at the beginning of the grace period, plus the premium charge that would apply. If the payment is not paid by the end of the grace period, your Policy will terminate without value. If the insured dies during the grace period, the death proceeds will be paid to the beneficiary.

REINSTATEMENT At any time within three years from the date of policy termination while the insured is living, you may ask us to restore your Policy to an in-force status, unless you surrendered your Policy. We will require each of the following to reinstate your Policy:

   1. your written request to reinstate the Policy;

   2. that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime;

   3. a payment sufficient to cover all monthly charges and policy loan interest due and unpaid during the grace period; and

   4. a premium sufficient to keep the Policy in force for three (3) months after the date of the reinstatement.

The effective date of reinstatement will be the first monthly policy anniversary on or following the date we approve your request for reinstatement. The Surrender Charge and Policy Issue Charge schedules that were in place at the end of the grace period will be effective at the reinstatement date. We will send you new policy data pages when your Policy is reinstated. If you elected the Early Values Agreement at Policy issue, you will be required to reinstate that Agreement also.

SURRENDER

You may request to surrender your Policy at any time while the insured is living and the Policy is in force. A surrender may have tax consequences. See "Federal Tax Status."

The surrender value of the Policy is the accumulation value less any unpaid policy charges which we assess against accumulation value, less any policy loan, less any unpaid policy loan interest and less any surrender charges. If you have elected the Early Values Agreement, the Surrender Value will not be reduced by Surrender Charges. We determine the surrender value as of the Valuation Date on which we receive your signed written request for surrender of the Policy at our home office. You may request that the surrender value be paid to you in cash or, alternatively, paid under a settlement option we offer. We may require that you return the Policy.

If you surrender your Policy during the first ten policy years or during the first ten years following an increase in face amount, we will assess a Surrender Charge, which may significantly reduce the surrender value. If you have elected the Early Values Agreement, the Surrender Value will not be reduced by the Surrender Charge. See "Policy Charges." The amount you receive on surrender may be more or less than the total premiums you paid under the Policy. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. A surrender may have tax consequences. See "Distributions Other Than Death Benefits from Modified Endowment Contracts" and "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts."

We will pay surrender or partial surrender proceeds as soon as possible, but not later than seven days after we receive your written request for surrender or partial surrender. However, if any portion of the accumulation value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the check has cleared and the funds have been collected.

PARTIAL SURRENDER


While the insured is living and the Policy is in force, you may request a partial surrender of the accumulation value of your Policy by forwarding your request to our home office. The partial surrender must be at least $500. The maximum partial surrender we will allow is the accumulation value: (i) less any outstanding policy loan and accrued loan interest, (ii) less the amount of any Surrender Charge applicable at that time, and (iii) less three (3) months of monthly charges. For each partial surrender, we assess a Partial Surrender Transaction Charge of 2 percent of the amount of the partial surrender, up to $25.


You may tell us from which sub-accounts and the guaranteed interest account to make a partial surrender. If you do not specify, the partial surrender will be deducted from your accumulation value in the guaranteed interest account and the sub-accounts on a pro-rata basis. We will process the partial surrender at the unit values next determined after we receive your request at our home office. This means that if we receive your request for partial surrender prior to 3:00 p.m. Central time, we will process the request at the unit values determined as of that Valuation Date. If we receive your request for partial surrender at or after 3:00 p.m. Central time, we will process the request at the unit values determined as of 3:00 p.m. Central time on the following Valuation Date.

If a partial surrender would cause your Policy to be disqualified as life insurance under the Code, we will not process your request for partial surrender. In addition, unless you have instructed us otherwise in writing, if a partial surrender would cause your Policy to be classified as a modified endowment contract under the Code, we will not process your request for partial surrender. Under the Level Option death benefit, a partial surrender will cause a decrease in the face amount of the Policy equal to the amount of the partial surrender. For each death benefit option, a partial surrender will decrease the amount of the death benefit proceeds payable.

We reserve the right to defer the payment of surrender and partial surrender proceeds for up to six months from the date of your written request, if such proceeds would be paid exclusively from your accumulation value in the guaranteed interest account. In that case, if we postpone payment for more than 31 days, we will pay you interest at 3 percent annual rate for the period during which payment is postponed.

If mandated under applicable law, we may block an owner's account and thereby refuse to pay any request for surrender or partial surrender until instructions are received from the appropriate regulator. We may also be required to provide additional information about an owner and owner's account to government regulators.

POLICY CHARGES

We assess certain charges against premiums and accumulation value under the Policy. The maximum and minimum charges and the charges for certain specified insureds are described in the iFee Tablesi section of this prospectus. The charges compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND BENEFITS WE PROVIDE:

   - the death benefit, cash, and loan benefits under the Policy;

   - investment options, including premium payment allocations;

   - administration of elective options; and

   - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

   - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Agreements);

   - overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

   - other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.

RISKS WE ASSUME:

   - that the cost of insurance charges we may assess are insufficient to meet our actual claims because insureds die sooner than we estimate; and

   - that the costs of providing the services and benefits under the Policies exceed the charges we assess.

PREMIUM CHARGE Prior to allocation of a premium payment, we assess a charge from each premium payment to compensate us for distribution and administrative expenses and certain taxes associated with our issuance and maintenance of the Policy. We credit the remaining amount (the net premium) to your Policy's accumulation value according to your allocation instructions. The current Premium Charge is 4.0 percent of each premium and is guaranteed not to exceed 7.0 percent of each premium.

The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.

ACCUMULATION VALUE CHARGES    We assess the following charges against your
accumulation value: (1) a Monthly Policy Charge; (2) a Policy Issue Charge;
(3) a Cost of Insurance Charge; (4) a Mortality and Expense Risk Charge; (5) a Cash Extra Charge; (6) certain transaction charges; (7) a Surrender Charge; and (8) charges for any Agreements you elect.

Some of the accumulation value charges depend on the "risk class" of the insured. The risk class of an insured is based upon the insured's
"underwriting class" and "tobacco class."

The underwriting class of the insured represents the level of mortality risk that we assume. The tobacco class refers to the tobacco use habits of the insured.

   1. MONTHLY POLICY CHARGE. The Monthly Policy Charge is currently $8 per month and is guaranteed not to exceed a monthly charge equal to $12.00, plus $0.0125 per $1,000 of face amount under the Policy. The Monthly Policy Charge compensates us for certain administrative expenses we bear, including those attributable to the records we create and maintain for your Policy.

   2. POLICY ISSUE CHARGE. We assess a monthly Policy Issue Charge for the first ten years following issuance of the Policy and for the first ten years following any increase in face amount. The charge varies based upon the age, gender and risk class of the insured. The Policy Issue Charge compensates us for our expenses of issuing, underwriting and distributing the Policy. The minimum guaranteed charge is $0.04 per $1,000 of initial face amount or face amount increase and the maximum guaranteed charge is $0.53 per $1,000 of initial face amount or face amount increase. The Policy Issue Charge for your Policy is shown on the policy data pages of the Policy.

   3. COST OF INSURANCE CHARGE. We assess a monthly Cost of Insurance Charge to compensate us for underwriting the death benefit. The minimum guaranteed monthly charge is $0.015 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk. The charge depends on a number of variables (insured's age, gender, risk class, and face amount) that would cause it to vary from Policy to Policy and from monthly policy anniversary to monthly policy anniversary. We calculate the Cost of Insurance Charge separately for the initial face amount and for any increase in face amount, each a coverage layer. If we approve an increase in your Policy's face amount, a different risk class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase in face amount.

      The cost of insurance charge for a coverage layer is the net amount at risk for the coverage layer multiplied by the applicable cost of insurance rate. The net amount at risk varies with investment performance, the payment of premiums and the assessment of policy charges. The net amount at risk is equal to the death benefit payable divided by the net amount at risk divisor, as shown on the data pages of your Policy, minus the accumulation value of the Policy.

      COST OF INSURANCE RATES. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the maximum guaranteed cost of insurance rates for the initial face amount shown on the policy data pages of your Policy. The maximum guaranteed cost of insurance rates for any increase in face amount will be shown on the policy data pages we send to you at the time of the increase in face amount. These guaranteed rates are based on the 2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables (2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Table B Mortality Tables, if we issue the Policy on a unisex basis) and the insured's age. Any change in the cost of insurance rates will apply to all persons of the same age, risk class, and number of full years insurance has been in force.

      In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured grows older. Also our cost of insurance rates will generally be lower if the insured is a female than if a male, unless we issue the Policy on a unisex basis. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates under their Policies.

   4. MORTALITY AND EXPENSE RISK CHARGE. We assess a monthly Mortality and Expense Risk charge to compensate us for certain mortality and expense risks we assume. The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

      This charge currently is equal to a monthly rate of 0.030 percent of the accumulation value less the loan account value of the Policy in policy years one through ten. Currently, we do not assess a charge after the 10th policy year. We reserve the right to increase this charge to a maximum rate of .075 percent of the accumulation value of the Policy.

      If this charge does not cover our actual costs, we may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

   5. CASH EXTRA CHARGE. We may assess a monthly charge to compensate us for providing the death benefit under the Policy where the insured presents a heightened or increased level of mortality risk. The minimum guaranteed monthly charge is $0.00 and the maximum guaranteed monthly charge is $100.00 per $1,000 of face amount. An insured may present increased mortality risk because of an outstanding medical condition (e.g., cancer that is in remission), or occupation or activity engaged in by the insured (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. The Cash Extra Charge, which is generally not applicable to most Policies, is uniquely determined for each insured and may vary based upon factors such as gender, risk class and age. The charge is defined as a level cost per thousand dollars of face amount. If a Cash Extra Charge applies to your Policy, the amount of the charge will be shown on the policy data pages of the Policy.

   6. TRANSACTION CHARGES. We may assess certain transaction charges if you elect to make a policy change, take a partial surrender, or transfer accumulation value among the sub-accounts and the guaranteed interest account. We assess transaction charges from the accumulation value of your Policy.

      a. POLICY CHANGE TRANSACTION CHARGE. We assess a Policy Change Transaction Charge to compensate us for expenses associated with processing a policy change such as an increase or decrease in face amount, a change in death benefit option or a change in your risk classification. Currently, the charge is $60 for each policy change. We guarantee the charge will not exceed $100.

      b. PARTIAL SURRENDER TRANSACTION CHARGE. For each partial surrender, we assess a processing fee of 2 percent of the amount surrendered, up to $25, from the remaining accumulation value. The fee compensates us for the administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.

      c. TRANSFER TRANSACTION CHARGE. The transfer transaction charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of sub-accounts (or guaranteed interest account) affected by the transfer(s). We currently do not assess a transfer transaction charge.

   7. SURRENDER CHARGE. If your Policy terminates or you fully surrender your Policy during the first 10 policy years or within 10 years after any increase in face amount, we assess a surrender charge from your accumulation value and pay the remaining amount (less any unpaid policy charges, outstanding policy loan and accrued interest) to you. The payment you receive is called the surrender value.

      The surrender charge equals 1.40 times the lesser of: (1) 60 times the Policy Issue Charge for the initial face amount or the face amount increase as applicable, or (2) the sum of any remaining Policy Issue Charges for the initial face amount or the face amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period. Increases in face amount have their own surrender charge penalty period. THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES BEFORE YOU REQUEST A SURRENDER OR INCREASE IN FACE AMOUNT. UNDER SOME CIRCUMSTANCES THE LEVEL OF SURRENDER CHARGES MIGHT RESULT IN NO SURRENDER VALUE BEING AVAILABLE.

      We assess the Surrender Charge to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect Surrender Charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

      If you have elected the Early Values Agreement, the Surrender Charge will be waived on your Policy. See "Early Values Agreement" under the "Other Policy Provisions" of this prospectus.

   8. CHARGES FOR AGREEMENTS. We assess the following monthly charges for supplemental insurance benefits that you may add to your Policy by
      Agreement:

      WAIVER OF PREMIUM - the minimum guaranteed monthly charge is $0.01 per $1,000 of face amount and the maximum guaranteed monthly charge is $0.51 per $1,000 of face amount.

      WAIVER OF CHARGES - the minimum guaranteed monthly charge is $0.01 per $1,000 of face amount and the maximum guaranteed monthly charge is $0.38 per $1,000 of face amount.

      DEATH BENEFIT GUARANTEE - the minimum guaranteed monthly charge is $0.02 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk.

      TERM INSURANCE - the minimum guaranteed monthly charge is $0.015 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk.

      FAMILY TERM INSURANCE - Children - the guaranteed monthly charge is $0.40 per $1,000 of coverage.

      OVERLOAN PROTECTION - the minimum guaranteed charge upon exercise of the Agreement is 7 percent of Policy accumulation value at exercise and the maximum guaranteed charge upon exercise of the Agreement is 7 percent of Policy accumulation value at exercise.

      INTEREST ACCUMULATION - the minimum guaranteed monthly charge is $0.015 per $1,000 of increased net amount at risk provided by the agreement and the maximum guaranteed monthly charge is $83.33 per $1,000 of increased net amount at risk provided by the agreement.

      EARLY VALUES AGREEMENT - the minimum guaranteed monthly charge is 0.01 percent of the accumulation value less any policy loan and the maximum guaranteed monthly charge is 0.05 percent of the accumulation value less any policy loan. For purposes of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan account, will be included as part of the policy loan being subtracted from the accumulation value.

      GUARANTEED INSURABILITY OPTION - the minimum guaranteed monthly charge is $0.0292 per $1,000 of agreement coverage and the maximum guaranteed monthly charge is $0.192 per $1,000 of agreement coverage. The charge shown for the GIO is a monthly charge for the option to purchase, on the available option dates, the additional insurance coverage, which is also referred to as the additional coverage layers elected by the policy owner when the GIO is purchased. The charge will apply from the date the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the policy anniversary nearest the insured's fortieth birthday).

      LONG TERM CARE AGREEMENT - the minimum guaranteed monthly charge is $0.018 per thousand of long term care net amount at risk and the maximum guaranteed monthly charge is $3.619 per thousand of long term care net amount at risk. The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care net amount at risk and dividing by one thousand. The long term care net amount at risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the agreement. Long term care net amount at risk is calculated by subtracting a portion of the accumulation value from the LTC amount. The portion of accumulation value for this calculation is found by multiplying the accumulation value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy face amount. The charge for this agreement compensates us for the expenses we assume in providing the agreement coverage, which may include profits related to this agreement.

      The calculation of the charge for the Long Term Care Agreement is shown in the following example. If the Policy face amount is $1,000,000, the LTC amount is $500,000 and the accumulation value, as of the date we take the charge, is $100,000, the long term care net amount at risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the accumulation value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. Using the current monthly rate of $0.11 per $1,000 of long term care net amount at risk (for a 55 year old male in the Preferred Select Non-Tobacco Risk Class), the monthly charge would be $450,000 multiplied by $0.11 and divided by 1,000 or $49.50 ($450,000 x .11/1,000= $49,500/1,000=$49.50).

      The Monthly Policy Charge, Policy Issue Charge, Cost of Insurance Charge, Mortality and Expense Risk Charge, Cash Extra Charge, and charges for Agreements, if any, are assessed in advance on the policy date and at every monthly policy anniversary.

      Charges will be assessed against the accumulation value in the guaranteed interest account and the sub-accounts on a pro-rata basis. If there is insufficient accumulation value in the guaranteed interest account and the sub-accounts, then we will assess charges against the loan account to the extent accumulation value in the loan account exceeds the amount of outstanding policy loans. However, if you instruct us in writing, we will assess the monthly policy charges against the guaranteed interest account or any of the sub-accounts that you specify.

PORTFOLIO EXPENSES The value of the net assets of each sub-account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the sub-account invests. For further information, consult the Portfoliosi prospectuses and the Annual Portfolio Operating Expenses table included in the iFee Tablesi section of this prospectus.

OTHER POLICY PROVISIONS

DEFERRAL OF PAYMENT Normally, we will pay any proceeds under the Policy within seven days after our receipt of all the documents required for such payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the Valuation Date on which we receive the request in good order at our home office.

We reserve the right to defer the payment of proceeds under the Policy, including policy loans, for up to six months from the date of your request, if such payment would be taken from your accumulation value in the guaranteed interest account. In that case, if we postpone payment, other than a policy loan payment, for more than 31 days, we will pay you interest at 3 percent annual rate for the period beyond 31 days that payment has been postponed. We reserve the right to defer the payment of surrender, partial surrender, loan and death benefit proceeds from the sub-accounts and process transfers for the following: (a) any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); (b) when the SEC has determined that a state of emergency exists which may make such payment impractical; or (c) the SEC, by order, permits deferral for the protection of policy owners.

If mandated under applicable law, we may block a policy owner's account and thereby refuse to pay any request for surrender, partial surrender, transfer, loans or death benefit proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about a policy owner and the owner's account to government regulators.

BENEFICIARY When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request.

If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, we will require the written consent of the irrevocable beneficiary.

Your written request to change the beneficiary will not be effective until it is recorded at our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to any death benefit proceeds we have paid before your request was recorded in our home office records.

SUPPLEMENTAL AGREEMENTS

The following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to our underwriting approval. We may assess monthly charges for these Agreements from accumulation value. Charges for the Agreements are described in the "Periodic Charges Other Than Investment Option Operating Expenses" table in the "Fee Tables" section of this prospectus. Your agent can help you determine whether certain of the Agreements are suitable for you. These Agreements may not be available in all states. Please contact us for further details.

WAIVER OF PREMIUM AGREEMENT The Waiver of Premiums Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will credit the specified premium payment identified in the Policy to the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first policy anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Charges Agreement is elected. We assess a separate monthly charge for this Agreement.

WAIVER OF CHARGES AGREEMENT The Waiver of Charges Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will waive the monthly charges under the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first policy anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Premium Agreement is elected. We assess a separate monthly charge for this Agreement.

FAMILY TERM AGREEMENT - CHILDREN The Family Term Agreement - Children provides fixed level term insurance on each of the insured's children (as defined in the Agreement) up to the first anniversary of the Agreement on or following the child's 25th birthday, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may be added after the first policy anniversary subject to underwriting approval. We assess a separate monthly charge for this Agreement.

ACCELERATED BENEFITS AGREEMENT The Accelerated Benefit Agreement allows you to receive a significant portion of your Policy's death benefit, if the insured develops a terminal condition due to sickness or injury (as defined in the Agreement). This Agreement is available at issue without underwriting approval and may be added after the first policy anniversary, again without underwriting approval. There is no separate charge for the Agreement.

DEATH BENEFIT GUARANTEE AGREEMENT The Death Benefit Guarantee (DBG) Agreement provides that the Policy will remain in force even if the accumulation value is not sufficient to cover monthly charges when due, as long as the Death Benefit Guarantee value (as defined in the Agreement) less any outstanding Policy loans is greater than zero. For example, if a Policy's has an accumulation value of $25,000 and an outstanding loan of $25,000, it will not have sufficient accumulation value from which we can subtract policy charges. If the DBG value exceeds $25,000, the Policy will not terminate at that time because the DBG value less the Policy loan is positive. This Agreement is available at issue without underwriting approval and may not be added after issue. The DBG value is an amount we calculate using the actual premium payments made and assuming a 4.25 percent interest rate is applied to those payments. We also assume certain expense and cost of insurance charges are deducted from the DBG value we calculate. Those expense and cost of insurance charges are similar to those that are deducted to calculate the Policy's actual accumulation value. The DBG value will vary based on the insured's issue age, underwriting class and the amount and timing of premium payments. The DBG value is not a value you may take a loan against or access by taking a withdrawal. A partial surrender of Policy accumulation value will reduce the DBG value by the greater of i) the amount of the partial surrender or ii) the DBG value (before the partial surrender) multiplied by a fraction, the numerator of which is the amount of the partial surrender and the denominator of which is the accumulation value (before the partial surrender). The DBG value is used solely to determine whether or not the Policy terminates when the accumulation value falls to zero. We will provide the policy owner with the amount of the DBG value upon request. We assess a separate monthly charge for this Agreement. If your Policy is issued with this Agreement, you must allocate your premiums to any of the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account. Your allocation of premium may be made in any combination among those a ccounts. Subsequent transfers may only be made among the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account and will be subject to our policies regarding transfers among the sub-accounts. See "Transfers."

You will be required to terminate this Agreement prior to allocating premium payments to or making a transfer to a sub-account other than the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account.

TERM INSURANCE AGREEMENT The Term Insurance Agreement provides additional level term insurance coverage on the life of the insured. Subject to underwriting approval, this Agreement is available at issue and may not be added after issue. We assess a separate monthly charge for this Agreement.

OVERLOAN PROTECTION AGREEMENT The Overloan Protection Agreement provides that the Policy will not terminate because of a policy loan even where the accumulation value of the Policy is insufficient to cover policy charges.
This Agreement is available at issue without underwriting approval. The policy owner must elect to use the guideline premium test and cannot have elected to use the Accelerated Benefit Agreement, or waived charges or premiums under either the Waiver of Premium Agreement or the Waiver of Charges Agreement. Once exercised, the death benefit payable under the Policy will be the minimum death benefit payable as permitted under the Code at the time the Overloan Protection Agreement was exercised. The Agreement may be exercised on non-modified endowment contracts after the Policy has been in force for at least 15 years and the insured is over 75 years of age. Once elected, this Agreement will last until the Policy is surrendered or until the insured's death and will reduce the Policy death benefit by the amount of the loan account. We assess a one-time charge when the Agreement is exercised.

INTEREST ACCUMULATION AGREEMENT The IAA provides additional death benefit for policy owners that have elected the Sum of Premiums death benefit option and is intended to approximate the effect interest would have on the aggregate premiums applied to the Policy. Once exercised, this Agreement will provide additional death benefit equal to the Interest Accumulation Agreement increase factor chosen by the policy owner times the difference between the total death benefit and the face amount of the Policy. The policy owner may choose an Interest Accumulation Agreement increase factor from a specified range between 0 percent and 12 percent. This Agreement is available at issue subject to underwriting approval and may not be added after issue. The additional death benefit provided under this Agreement will be subject to monthly cost of insurance charges.

The following example assumes a Policy face amount of $1,000,000, an annual premium payment of $10,000, an election of the Sum of Premiums death benefit option and an IAA increase factor of 6 percent. At the first policy anniversary, the Policy death benefit is $1,010,000 ($1,000,000 + $10,000) and the death benefit will be increased by an amount equal to the difference between the death benefit ($1,010,000) and the face amount of the Policy ($1,000,000), multiplied by the IAA increase percentage (6 percent), or $600 (($1,010,000 - $1,000,000) x .06). Consequently, the death benefit after the IAA increase is applied will be $1,010,600 ($1,000,000 + $10,000 + $600).

EARLY VALUES AGREEMENT The Early Values Agreement (EVA) waives the Surrender Charges that would ordinarily apply to your Policy. Electing this Agreement results in higher cash surrender values in the early years of Policy ownership. If you elect this Agreement, the accumulation value will be slightly lower than if this Agreement is not elected because of the charge for this Agreement. The minimum monthly charge for this Agreement is 0.01 percent of the accumulation value less any policy loan and the maximum monthly charge is 0.05 percent of accumulation value less any policy loan. For purposes of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan account, will be included as part of the policy loan being subtracted from the accumulation value. This Agreement is only available at issue and may not be terminated once it is elected. If the Policy is terminated and later reinstated, the EVA must be added at reinstatement. You should only purchase this Agreement if higher cash surrender values in the early years of this Policy are important to you and you are willing to accept lower Policy accumulation values.

GUARANTEED INSURABILITY OPTION The Guaranteed Insurability Option (GIO) guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on specified option dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $100,000 or the face amount of the base Policy on which the GIO is added. At the time the GIO is purchased, the policy owner will specify the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified option date. The GIO is only available for insureds between the ages of zero and forty. The policy owner may purchase the GIO at issue subject to underwriting of the insured. The policy owner may also add the GIO after the Policy is issued, subject to underwriting of the insured. The GIO may also be added to policies that were purchased prior to the initial date the GIO was available. The charge shown for the GIO is a monthly charge and will apply from the time the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the policy anniversary nearest the insured's fortieth birthday). The charge for the GIO will not be affected by the purchase of an additional coverage layer on a specified option date.

The GIO guarantees that the policy owner will be able to purchase an additional coverage layer on the specified option dates, which occur on the policy anniversary nearest to the insured's birthday at ages 22, 25, 28, 31, 34, 37 and 40. You will also be able to purchase an additional coverage layer in the event the insured marries or enters into a legal partnership, experiences the birth of a child or the legal adoption of a child, each known as an alternative option date. If the policy owner exercises the GIO on an alternative option date, the next available specified option date will no longer be available. For example, if the insured marries at age 26, the policy owner may purchase an additional coverage layer effective as of the date of the marriage. Since there is no specified option date at age 26, the next specified option date available at age 28 will no longer be available. All of the remaining specified option dates (at ages 31, 34, 37 and 40) will continue to be available. On each available specified or alternative option date, the policy owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIO.

The cost of insurance charge for any additional coverage layer will be calculated using the insured's age and the most recent underwritten risk class for the Policy at the time the GIO is exercised. The additional cost of insurance charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional coverage layer under the GIO. However, adding additional coverage layers will increase the cost of insurance charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIO. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

The GIO and the monthly charge deducted for the GIO will terminate when the GIO terminates at the policy anniversary nearest the insured's fortieth birthday, which will correspond with the last specified option date under the GIO. The GIO and the monthly charge deducted for the GIO may terminate earlier than the policy anniversary nearest the insured's fortieth birthday if an alternative option date occurs after the insured's thirty-seventh birthday and before the policy anniversary nearest the insured's fortieth birthday and you elect to add an additional coverage layer on that alternative option date. The additional coverage layers purchased prior to termination of the GIO will continue after the termination of the GIO, unless such additional coverage layer is subsequently reduced or eliminated at the request of the policy owner, subject to any surrender charges. You should purchase the GIO if you believe that future changes in the insured's life (e.g., marriage, children) will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the GIO and do not exercise the right to purchase additional insurance coverage or face amounts on the exercise date, you will still pay a charge for the GIO.

LONG-TERM CARE AGREEMENT The LTC Agreement allows you to accelerate death benefits by receiving monthly benefit payments upon the insured meeting certain eligibility requirements.We will pay you a monthly benefit to assist with the expenses associated with the insured's nursing home care or home health care. To be eligible for benefits under this agreement, the insured must be certified by a licensed health care practitioner to be: (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). In addition, you must submit to us a plan for qualified long-term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is receiving long term care services. The elimination period can be satisfied by any combination of days of long term care facility stay or days of home health care, as those terms are defined in the Policy. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Agreement is in effect.

The benefit payments made under this Agreement may not cover all of the Insured's long-term care costs. The long term care benefits paid under this Agreement are intended to be "qualified long-term care insurance" under federal tax law, and may not be taxable to the policy owner. See "Tax Treatment of Policy Benefits." You should consult your tax advisor about the tax impact of purchasing this Agreement.

This Agreement may be added to your Policy at any time after issue, subject to providing us evidence of insurability. We will consider applications for the LTC Agreement if the insured is receiving long term care at the time of the request; however it is unlikely that the insured's evidence of insurability will be satisfactory for issuing the Agreement. This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See "Statement of Additional Information."

You will select the maximum amount of long term care benefit (LTC amount) that you want when you purchase this Agreement. The LTC amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy face amount or (ii) five million dollars. You may also select either a two (2%) or four (4%) percent monthly benefit percentage that will be used to calculate your monthly benefit payment.

If you decrease the face amount of the Policy, we may lower the amount of long term care benefit (LTC amount) available under the Agreement. If the Policy's face amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased face amount. If you request a partial surrender of your accumulation value, the LTC amount is set equal to the LTC amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the death benefit of the policy (without regard to any policy loan) after the partial surrender to the death benefit of the policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy death benefit is $1,000,000 and the LTC amount is $500,000, a partial surrender of $100,000 would reduce the LTC amount to $450,000, which is calculated as follows: LTC amount before ($500,000) multiplied by the ratio of the death benefit after ($900,000) to the death benefit before ($1,000,000) or $500,000 x $900,000/$1,000,000 = $500,000 x .90 = $450,000.

The monthly charge for the LTC Agreement will be affected by changes in the long term care net amount at risk. A decrease in the Policy face amount will change the long term care net amount at risk even if the LTC amount does not change because the proportion of the accumulation value used to reduce the LTC amount to calculate long term care net amount at risk will change. For example, if the Policy face amount is $1,000,000, the LTC amount is $500,000 and the accumulation value on the date of the Policy face amount reduction is $100,000, the long term care net amount at risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the accumulation value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy
face value is reduced to $750,000, the new long term care net amount at risk will be $433,333, calculated as follows: LTC amount ($500,000) minus $66,667, which is the product of the accumulation value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$750,000), or $100,000 x ..66667 = 66,667. The long term care net amount at risk will not be impacted upon a partial surrender of the accumulation value.

When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. In order to begin receiving monthly benefits after the insured is determined to be eligible, you will need to submit evidence that the insured is continuing to incur monthly long term care costs. We may require you to complete any benefit forms on a monthly basis. Payments will generally be paid within fifteen days of when we receive proof that monthly long term care services have been provided.

The maximum monthly benefit will be the lesser of:

1.  The monthly benefit percentage you chose times the LTC amount in effect;
    or

2. The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.

You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed, however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the LTC amount has been paid, the Insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy loan interest exceed the accumulation value, we receive a request to cancel this Agreement or the Insured dies.

In order to continue receiving benefits, you must submit to us, on a monthly basis, evidence that the insured is receiving long term care services. This evidence generally includes invoices for long term care services the insured receives. We may also require, no more than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair).

If you do not send us evidence that the insured is receiving long term care services on a monthly basis, we will not send you the monthly benefit. If you do not submit evidence that the insured is receiving long term care services for period of three consecutive months, you must request to reinstate monthly benefits by submitting additional information to us that the insured continues to be eligible for benefits under this agreement. We will require
i) recertification by a licensed health care practitioner that the insured is either (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair), ii) resubmission of a plan for qualified long-term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services and iii) evidence that the insured is continuing to incur monthly long term care costs.

Your request for a monthly benefit under this Agreement will include an instruction from you to transfer all accumulation value you have allocated to the sub-accounts to the Guaranteed Interest Account. You will not be allowed to transfer amounts into the Account when benefits payments are being made under this Agreement.

We will waive the LTC Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against the accumulation value. If your accumulation value goes to zero while long term care benefits are being paid under this Agreement, we will waive any additional Policy charges. While receiving LTC Agreement benefits, you may not increase the Policy death benefit; request a Policy loan, or partial withdrawals from the Policy. You may request to decrease the death benefit or request a partial surrender to make a Policy loan payment. A request for benefits under the Accelerated Death Benefit Agreement may also reduce the amount of benefits you may receive under the LTC Agreement.

When we make a monthly benefit payment under this Agreement, we will reduce the amount of the death benefit by the monthly payment. We will waive the Policy Transaction Charge for the death benefit change made as a result of a benefit payment under this Agreement. We will also reduce the accumulation value in proportion to the reduction in the death benefit. The accumulation value following an LTC benefit payment will equal the accumulation value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the policy death benefit (without regards to loan) following the payment of an LTC benefit divided by the policy death benefit (without regards to loan) immediately prior to the LTC benefit payment. If the Policy has the Death Benefit Guaranty (DBG) Agreement on it, we will also make a proportionate reduction in the DBG value for payment of a monthly benefit. The DBG value following an LTC benefit payment will equal the DBG value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the policy death benefit (without regards to loan) following the payment of an LTC benefit divided by the policy death benefit (without regards to loan) immediately prior to the LTC benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.

This Agreement will terminate when i) we have paid the maximum LTC amount,
ii) the insured is no longer eligible for long term care benefits, iii) the Policy terminates due to the loan balance exceeding the accumulation value,
iv) the Policy terminates due to the death of the Insured, v) the Policy terminates upon a complete surrender of the Policy, vi) you terminate the Agreement by written request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in accumulation value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy anniversary. See "Termination" and "Partial Surrender".

OTHER  MATTERS

FEDERAL TAX STATUS

INTRODUCTION The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
 We are taxed as a "life insurance company" under the Code. The operations of the Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Account or on capital gains arising from the Account's activities. The Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.


At the present time, we make no charge to the Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. However, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Account or the Policies.


In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF THE POLICY In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on a standard rate class basis (other than those with a Cash Extra Charge) should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis or with a Cash Extra Charge and it is not clear whether such policies will in all cases satisfy the applicable requirements. If a Policy were determined not to be a life insurance contract for federal income tax purposes, that Policy would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the assets held in the Account, which is the variable account underlying the Policy. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the assets held in the Account.

In addition, the Code requires that the investments of the Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

GENERAL We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy accumulation value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS Policies classified as MECs are subject to the following tax rules:

    1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the Policy only after all gain has been distributed.

    2. Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

    3. A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 591/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT Contracts Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the policy owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

Finally, the 10 percent additional income tax does not apply to distributions or loans from or secured by a Policy that is not a MEC.

SETTLEMENT OPTIONS Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

MULTIPLE POLICIES Under the Code, all MECs issued by us (or an affiliated company) to the same policy owner during any calendar year will be treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

INVESTMENT IN THE POLICY Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

POLICY LOANS In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a Policy is canceled or terminated, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

OVERLOAN PROTECTION AGREEMENT Anyone contemplating the purchase of the Policy with the Overloan Protection Agreement should be aware that the tax consequences of the Overloan Protection Agreement have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Agreement is exercised. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Agreement.

LONG-TERM CARE AGREEMENT We believe the LTC Agreement qualifies as long term care insurance under the Code, however, you should be aware that the tax treatment of long term care benefits is uncertain. The IRS could assert that a portion or all of the long term care benefits could be taxable to the owner of the policy when those benefits are paid. You should consult a tax advisor regarding the tax risks associated with benefit payments from the LTC Agreement.

WITHHOLDING To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

OTHER TAXES The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the policy owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.

The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation-skipping transfer and other taxes.

CONTINUATION OF POLICY BEYOND AGE 100 While we intend for the Policy to remain in force through the insured's age 121, the tax consequences associated with a Policy remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

OTHER TRANSACTIONS Changing the policy owner may have tax consequences. Pursuant to Section 1035(a)(1) of the Code, exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a MEC. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

BUSINESS USES OF POLICY The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

SPLIT-DOLLAR ARRANGEMENTS A tax adviser should be consulted with respect to the 2003 split-dollar regulations if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of the Act's effective date of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the Policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner's estate upon the policy owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. In December 2010, the EGTRRA provisions were extended for years after December 31, 2009. The extension of the EGTRRA provisions are applicable to 2010, 2011 and 2012 and are scheduled to expire on December 31, 2012. For decedents dying in 2010, the estate can elect either; 1) the estate tax regime as extended, or 2) the repealed estate tax provisions previously applicable. If the estate elects to apply the repealed estate tax provisions, they will be required to use the carryover basis income tax regime. For decedents dying in 2011 or 2012, the estate tax regime will apply.

The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a Policy should consult a tax adviser.

VOTING RIGHTS

We will vote the Fund shares held in the various sub-accounts of the Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's accumulation value in a sub-account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. We will vote Fund shares held by the Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Account. Proportional voting may result in a small number of policy owners determining the outcome of the vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only:

    - if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners, or

    - if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through special notice.

COMPENSATION PAID FOR THE SALE OF POLICIES

Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives, which is described in more detail below. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the policy charges described elsewhere in this prospectus.

PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL Commissions to registered representatives of Securian Financial on the sale of Policies include up to 50 percent of gross premium in the first 2 years following policy issue or an increase in face amount and up to 6 percent of the gross premium in years 3 through 5 following issue or increase in face amount. Beginning in policy year 6 we will also pay compensation of up to 0.10 percent of the accumulation value.

For policies where the Early Values Agreement is in effect, compensation paid to registered representatives of Securian Financial will not exceed 16 percent of gross premium in the first year following issue or change in face amount and 12.5 percent of gross premium in years two through five following issue or change in face amount.

In addition, based uniformly on the sales of all insurance policies by registered representatives of Securian Financial, either we or Securian Financial will pay credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits based on their contract with us.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

PAYMENTS TO BROKER-DEALERS We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy. We may also pay other broker dealers amounts to compensate them for training and education meetings for their registered representatives.

All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products.

The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.

LEGAL PROCEEDINGS

Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Individual Variable Universal Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Individual Variable Universal Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Individual Variable Universal Life Account.

FINANCIAL STATEMENTS


The financial statements of the Minnesota Life Individual Variable Universal Life Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from us upon request. To request a Statement of Additional Information, call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.


REGISTRATION STATEMENT

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement, including the amendments and exhibits filed as a part thereof. Reference is hereby made to the Statement of Additional Information and the exhibits filed as part of the registration statement for further information regarding the Account, Minnesota Life and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, with the same date, containing further information about the Account and the Policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about the Account (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.

The table of contents for the Statement of Additional Information is as follows:

    General Information and History
    Services
    Additional Information
    Underwriters
    Underwriting Procedures
    Settlement Options
    Illustrations
    Experts
    Other Information
    Financial Statements


RULE 12h-7 REPRESENTATION

Minnesota Life, as depositor of the Minnesota Life Individual Variable Universal Life Account, is relying upon the requirements set forth in Rule 12h-7 under the Securities Exchange Act of 1934 (the "Securities Exchange Act") to the extent necessary to avoid being subject to periodic reporting obligations under the Securities Exchange Act.




Investment Company Act No. 811-22093

APPENDIX  -  GLOSSARY

ACCOUNT: The Minnesota Life Individual Variable Universal Life Account.

ACCUMULATION VALUE: The sum of the values under the Policy in the Minnesota Life Individual Variable Universal Life Account, the guaranteed interest account and the loan account.

AGE: The issue age plus the number of complete policy years elapsed.

AGREEMENT: Any benefit, other than the base Policy, made a part of this Policy.

APPLICATION: The form completed by the proposed insured and/or proposed owner when applying for coverage under the Policy. This includes any:

    - amendments or endorsements;

    - supplemental applications; or

    - reinstatement applications.

BENEFICIARY(IES): The person(s) so named in the application, unless later changed, to whom any death benefit is payable upon the death of an insured, subject to the conditions and provisions of the Policy.

CODE: The U.S. Internal Revenue Code of 1986, as amended.

DEATH BENEFIT: The amount payable to the beneficiary upon the death of the insured, according to the conditions and provisions of the Policy.

FACE AMOUNT: The amount we use in determining the insurance coverage of an insured's life.

FREE LOOK PERIOD: The period during which you may examine and return the Policy to us at our home office and receive a refund.

FUND: An open-end diversified management investment company or unit investment trust in which the Minnesota Life Individual Variable Universal Life Account invests.

GENERAL ACCOUNT: All assets of the Minnesota Life Insurance Company other than those in the Minnesota Life Individual Variable Universal Life Account or other separate accounts established by us.

GRACE PERIOD: A 61-day period after which a Policy will terminate if you do not make a sufficient payment.

GUARANTEED INTEREST ACCOUNT: The portion of the general account of Minnesota Life Insurance Company, which is attributable to the Policy and policies of this class, exclusive of policy loans. Accumulation value in the guaranteed interest account accrues interest at no less than a guaranteed minimum rate.

HOME OFFICE: Our office at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500.

INITIAL FACE AMOUNT: The face amount on the policy date.

INITIAL MINIMUM PREMIUM: The amount of premium required to put the Policy in force. The initial minimum premium is the monthly initial minimum premium shown on the policy data pages multiplied by three (3) months plus the number of complete months from the policy date to the date of payment.

ISSUE AGE: The insured's age at nearest birthday as of the policy date.

LOAN ACCOUNT: Part of our general account where we transfer amounts from the Minnesota Life Individual Variable Universal Life Account and the guaranteed interest account as collateral for policy loans.

MEC: A modified endowment contract, as defined under the Code.

NET AMOUNT AT RISK: The value equal to the death benefit as of the most recent monthly policy anniversary divided by the net amount at risk divisor (as shown on the policy data pages), and reduced by the Policy accumulation value at the beginning of the policy month, before deduction of the current month's cost of insurance charge.

NET PREMIUM: The amount of premium after the Premium Charge has been deducted.

OWNER (YOU, YOUR): The person named in the application as the owner, unless later changed.

PLANNED PREMIUM: The amount of premium you plan to pay for the Policy on a periodic basis. Planned premiums serve as the basis for premium payment reminder notices. Payment of planned premiums may not necessarily keep the Policy in force.

POLICY ANNIVERSARY: The same day and month as your policy date for each succeeding year your policy remains in force. A monthly policy anniversary is the same day as your policy date for each succeeding month your policy remains in force.

POLICY DATE: The date shown on the policy data pages, which is the date from which we determine policy anniversaries, policy years, and monthly policy anniversaries.

POLICY LOAN INTEREST: The amount of interest we charge you on any outstanding policy loan balance under your Policy.

POLICY YEAR: A year that starts on the policy date or on a policy anniversary.

PORTFOLIO: A separate investment Portfolio of a Fund. Each sub-account invests exclusively in one Portfolio of a Fund.

RISK CLASS: The classification of the insured, based on the Underwriting Class combined with the Tobacco Class.

SEC: The Securities and Exchange Commission, a United States government agency.

SUB-ACCOUNT: A subdivision of the Minnesota Life Individual Variable Universal Life Account. We invest each sub-account's assets exclusively in shares of one Portfolio.

SURRENDER VALUE: The amount available to you when your Policy is surrendered or terminates. The surrender value equals the accumulation value, less any unpaid policy charges, any outstanding policy loan, and unpaid policy loan interest and any applicable surrender charge.

TERMINATION: When your Policy terminates without value after a grace period. You may reinstate a terminated Policy, subject to certain conditions.

TOBACCO CLASS: Based on the tobacco use habits of the insured, with the insured designated as either "tobacco" or "non-tobacco."

UNDERWRITING CLASS: The classification of the insured, representing the assumed level of mortality risk that we assume.

UNIT: A measure of your interest in a sub-account of the Minnesota Life Individual Variable Universal Life Account.

UNIT VALUE CREDIT: A credit we may provide which is used in the determination of the net investment factor for each sub-account.

VALUATION DATE: A valuation date is any date on which the New York Stock Exchange ("NYSE") is open for trading, except for any days specified in the prospectus for the Policy and any day the Portfolio corresponding to a sub-account does not value its shares. A valuation date ends at the close of trading on the NYSE for that day.

WRITTEN REQUEST: A request in writing signed by you. We may require that your Policy be sent in with a written request.

               (This page has been left blank intentionally.)

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item Number                  Caption in Prospectus
   15.                       Cover Page and Table of Contents
   16.                       General Information and History
   17.                       Services
   18.                       Premiums
   19.                       Additional Information About Operation of
                             Contracts and Minnesota Life Individual Variable
                             Universal Life Account
   20.                       Underwriters
   21.                       Additional Information About Charges
   22.                       Lapse and Reinstatement
   23.                       Loans
   24.                       Financial Statements
   25.                       Illustrations

                       STATEMENT OF ADDITIONAL INFORMATION

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                           SAINT PAUL, MINNESOTA 55101

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the prospectus for the variable universal life insurance policy (the "Policy") offered by Minnesota Life Insurance Company ("Minnesota Life"). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the investment options. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                 April 29, 2011

TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY
SERVICES
ADDITIONAL INFORMATION
UNDERWRITERS
UNDERWRITING PROCEDURES
SETTLEMENT OPTIONS
ILLUSTRATIONS
EXPERTS
OTHER INFORMATION
FINANCIAL STATEMENTS

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On June 12, 2007, our Board of Directors established a separate account, called the Minnesota Life Individual Variable Universal Life Account ("the Account"), in accordance with certain provisions of the Minnesota insurance law. The Account is registered as a unit investment trust separate account with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Account.

SERVICES

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank and Trust Company, which includes overnight calculation of unit value amounts. Minnesota Life oversees State Street's performance of these services.

ADDITIONAL INFORMATION

ASSIGNMENT The Policy may be assigned. Any assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE OR GENDER If the insured's age or gender has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct age or gender.

INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy less any policy loan, unpaid loan interest and partial surrenders. If there has been a policy change or reinstatement for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

REPORTS At least once each year we will send you a report. This report will include the accumulation value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the policy year and policy loan activity. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

UNDERWRITERS

The Policies are sold in a continuous offering by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.

Commissions to registered representatives of Securian Financial on the sale of Policies include up to 50 percent of gross premium in the first 2 years following policy issue or an increase in face amount and up to 6 percent of the gross premium in years 3 through 5 following issue or increase in face amount. Beginning in policy year 6 we will also pay compensation of up to 0.10 percent of the accumulation value.

In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter may also receive amounts from certain Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a portion or all of the 12b-1 fees up to .25 percent of the average daily net assets of the Portfolios of the Fund attributable to the Policies.

We pay compensation to affiliated and unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.

Compensation to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first two policy years; up to 4 percent of the gross premium in policy years three through five following issue or increase in face amount and beginning in year six, up to .10 percent of the accumulation value.

For policies where the Early Values Agreement is in effect, compensation paid to registered representatives of Securian Financial will not exceed 16 percent of gross premium in the first year following issue or change in face amount and 12.5 percent of gross premium in years two through five following issue or change in face amount.

This description of compensation shows the amount of compensation payable under the Accumulator Variable Universal Life Insurance Policy for payment of gross premium up to the first year target premium. Compensation payable on gross premium received in excess of first year target premium will be paid at a rate of 2 percent.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the compensation and amount of proprietary products sold by registered representatives supervised by the general agent.

Amounts paid by Minnesota Life to the underwriters of the Policies during 2010, 2009, and 2008 were $8,488,898, $8,254,198, and $4,554,207, respectively, which include amounts paid for other contracts issued through the Individual Variable Universal Life Account.

UNDERWRITING PROCEDURES

We require proof of insurability for policy issue and all policy changes resulting in an increase in face amount or other changes that result in an increase in the net amount at risk under the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, gender, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for face amount increases pursuant to an additional benefit agreement.

The basis for the mortality charges guaranteed in the Policies are determined by the gender, tobacco habits, and age of each insured and are based on the 2001 CSO Composite gender distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

SETTLEMENT OPTIONS

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured's death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. We will deduct any outstanding policy loan, any accrued loan interest and unpaid monthly charges from the proceeds we pay. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on any death benefit proceeds payable if payment is to be made in a lump sum. Interest will accrue on the death benefit proceeds payable from the date of the insured's death until the date of payment. Interest will be credited at a rate which we shall determine in our discretion. Such credited interest will never be less than a 3 percent annual rate.

You may, during the lifetime of the insured, request that we pay the proceeds of the Policy under one of the settlement options described below. We may also offer other methods of payment that are agreeable to both you and us. A settlement option may be selected only if payments are to be made to a natural person in that person's own right.

During the lifetime of the insured, you may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.

Each settlement option described below is payable only in fixed amounts. The payments do not vary with the investment performance of the Account.

     OPTION 1 - INTEREST PAYMENTS

     We will pay interest on the proceeds at such times and for such period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method we approve.

     OPTION 2 - PAYMENTS FOR A SPECIFIED PERIOD

     We will make payments for a specified number of years.

     OPTION 3 - LIFE INCOME

     We will make payments monthly during the lifetime of a payee, terminating with the last monthly payment immediately preceding the payee's death. We may require proof of the payee's age and gender.

     OPTION 4 - PAYMENTS OF A SPECIFIED AMOUNT

     We will pay a specified amount until the proceeds and interest thereto are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the settlement option which will state the terms and conditions of the payments. Unless you specify otherwise, the beneficiary may select a settlement option after the insured's death.

The minimum rate of interest we will credit under any settlement option is a 3 percent annual rate of interest. We may, in our sole discretion, credit higher rates of interest on monies held by us in our general account which are to be paid under a settlement option.

ILLUSTRATIONS

To illustrate the operation of the Policy under certain assumptions, we have prepared the following tables along with explanatory text that may be of assistance.

The following tables illustrate how the accumulation value, cash surrender value and death benefit of a Policy change with the investment experience of the sub-accounts of the Account. The tables show how the accumulation value, cash surrender value and death benefit of a Policy to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the Account were a uniform, gross, after-tax rate of 0 percent and 6 percent The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent and 6 percent but fluctuated over the life of the Policy.

The tables illustrate a Policy issued to an insured male age 35 in the preferred select non-tobacco risk class with an Increasing Death Benefit Option. The tables assume an initial face amount of $690,000 and an annual planned premium payment of $8,800. The tables also assume that the Guideline Premium Test for definition of life insurance has been elected. The tables reflect both guaranteed maximum and current charges for all charges under the Policy, except charges for partial surrenders, transfers and any optional Agreements. The tables assume that there have been no allocations made to the guaranteed interest account.

Guaranteed maximum cost of insurance charges will vary by age, gender, and risk class. We use the male, female and unisex Composite 2001 Commissions Standard Ordinary Mortality Table ("2001 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of gender-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In many cases we intend to impose cost of insurance charges which are lower than the maximum charges described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the risk category of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The amounts shown for the hypothetical accumulation value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Portfolio is deducted from the gross return. The investment management fee illustrated is 0.49 percent and represents the arithmetic average of the annual fee charged for all Portfolios available under the Policy. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are 0.15 percent, representing the arithmetic average of the 2009 expense ratios of the Portfolios available under the Policy. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is 0.05 percent and represents the arithmetic average of those fees charged for all Portfolios that assess a 12b-1 fee. Lastly, the net return is increased by any unit value credit that we are currently providing. The unit value credit illustrated is 0.13 percent and represents the arithmetic average of the unit value credit for all Portfolios available under the Policy. For the maximum contractual charges illustration, no unit value credit is assumed so the net annual rates of return shown are -0.69 and 5.31 percent. Therefore, gross annual rates of return of 0 and 6 percent correspond to approximate net annual rates of return of -0.56 and 5.44 percent on the current charges illustration.

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 and 6 percent than it does now.

If a particular Policy would be subject to different levels of charges, the accumulation values, cash surrender values and death benefits would vary from those shown in the tables. The accumulation values, cash surrender values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or accumulation values were allocated differently among individual sub-accounts with varying rates of return. In addition, the accumulation values, cash surrender values and death benefits would also vary between tables depending upon whether the Level Option, Increasing Option or Sum of Premiums Option death benefit is illustrated.

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, gender and risk classification, and on the face amount, premium, death benefit option and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this statement, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations. You may request a personalized illustration, without charge, from us by calling us at 1-800-277-9244 or writing to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                 ACCUMULATOR VUL
                     DEATH BENEFIT OPTION--INCREASING OPTION
                         ASSUMING GUIDELINE PREMIUM TEST
                  MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO
                         INITIAL FACE AMOUNT -- $690,000
                            $8,800 ANNUAL PREMIUM(1)
                      USING MAXIMUM CONTRACTUAL CHARGES(2)

                 - ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

                                            0% GROSS                                     6% GROSS
                                           -0.69% NET                                    5.31% NET

 POL               ANNUAL                CASH SURRENDER                                CASH SURRENDER
YR(3)   ATT AGE   PREMIUM   ACC. VALUE        VALUE       DEATH BENEFIT   ACC. VALUE       VALUE        DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------
 1        35       8,800        5,397               0        695,397        5,798               0          695,798
 2        36       8,800       10,659               0        700,659       11,797             639          701,797
 3        37       8,800       15,793           4,636        705,793       18,013           6,855          708,013
 4        38       8,800       20,776           9,618        710,776       24,426          13,269          714,426
 5        39       8,800       25,609          14,451        715,609       31,046          19,888          721,046
 6        40       8,800       30,288          21,362        720,288       37,874          28,948          727,874
 7        41       8,800       34,795          28,100        724,795       44,898          38,203          734,898
 8        42       8,800       39,112          34,649        729,112       52,105          47,642          742,105
 9        43       8,800       43,228          40,997        733,228       59,489          57,257          749,489
10        44       8,800       47,114          47,114        737,114       67,022          67,022          757,022
15        49       8,800       70,840          70,840        760,840      116,034         116,034          806,034
20        54       8,800       87,927          87,927        777,927      171,137         171,137          861,137
25        59       8,800       93,508          93,508        783,508      227,525         227,525          917,525
30        64       8,800       82,510          82,510        772,510      278,729         278,729          968,729
35        69       8,800       46,173          46,173        736,173      311,709         311,709        1,001,709
40        74       8,800            0               0              0      307,864         307,864          997,864
45        79       8,800            0               0              0      222,919         222,919          912,919
50        84           0            0               0              0            0               0                0


(1) A premium payment of $8,800 is assumed to be paid annually at the beginning of each policy year.

(2) The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.10. The cost of insurance charge will increase as the insured ages.

(3) Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE

OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 ACCUMULATOR VUL
                       DEATH BENEFIT OPTION--INCREASING OPTION
                         ASSUMING GUIDELINE PREMIUM TEST
                  MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO
                         INITIAL FACE AMOUNT -- $690,000
                            $8,800 ANNUAL PREMIUM(1)
                            USING CURRENT CHARGES(2)

                 - ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

                                            0% GROSS                                     6% GROSS
                                           -0.56% NET                                    5.44% NET

 POL               ANNUAL                CASH SURRENDER                                CASH SURRENDER
YR(3)   ATT AGE   PREMIUM   ACC. VALUE        VALUE       DEATH BENEFIT   ACC. VALUE       VALUE        DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------
 1        35       8,800        6,433            0           696,433           6,876              0         696,876
 2        36       8,800       12,793        1,636           702,793          14,085          2,927         704,085
 3        37       8,800       19,080        7,922           709,080          21,643         10,485         711,643
 4        38       8,800       25,287       14,129           715,287          29,560         18,403         719,560
 5        39       8,800       31,414       20,256           721,414          37,854         26,696         727,854
 6        40       8,800       37,461       28,535           727,461          46,543         37,616         736,543
 7        41       8,800       43,422       36,728           733,422          55,638         48,943         745,638
 8        42       8,800       49,289       44,826           739,289          65,151         60,688         755,151
 9        43       8,800       55,061       52,829           745,061          75,101         72,869         765,101
10        44       8,800       60,725       60,725           750,725          85,497         85,497         775,497
15        49       8,800       96,719       96,719           786,719         156,527        156,527         846,527
20        54       8,800      130,102      130,102           820,102         247,139        247,139         937,139
25        59       8,800      158,996      158,996           848,996         360,945        360,945       1,050,945
30        64       8,800      181,084      181,084           871,084         502,143        502,143       1,192,143
35        69       8,800      192,205      192,205           882,205         673,823        673,823       1,363,823
40        74       8,800      187,844      187,844           877,844         879,724        879,724       1,569,724
45        79       8,800      156,508      156,508           846,508       1,116,411      1,116,411       1,806,411
50        84       8,800       77,302       77,302           767,302       1,368,324      1,368,324       2,058,324
55        89       8,800            0            0                 0       1,605,550      1,605,550       2,295,550
60        94       8,800            0            0                 0       1,789,428      1,789,428       2,479,428
65        99       8,800            0            0                 0       1,885,912      1,885,912       2,575,912
70       104       8,800            0            0                 0       1,833,487      1,833,487       2,523,487
75       109       8,800            0            0                 0       1,516,353      1,516,353       2,206,353
80       114       8,800            0            0                 0         745,373        745,373       1,435,373


(1) A premium payment of $8,800 is assumed to be paid annually at the beginning of each policy year.

(2) The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.03. The cost of insurance charge will increase as the insured ages.

(3) Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE

OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

EXPERTS

Actuarial matters included in the prospectus have been examined by Robert J. Ehren, Senior Vice President.

The financial statements of the Minnesota Life Individual Variable Universal Life Account as of December 31, 2010, and the consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries (the Company) as of December 31, 2010, have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appears elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

The audit report covering the December 31, 2010 consolidated financial statements and supplementary schedules of the Company refers to a change in the method of accounting for other-than-temporary impairments of fixed maturity investment securities.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

[KPMG LOGO]

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                              Financial Statements

                                December 31, 2010

     (With Report of Independent Registered Public Accounting Firm thereon)

[KPMG LOGO]

                    KPMG LLP
                    4200 Wells Fargo Center
                    90 South Seventh Street
                    Minneapolis, MN 55402

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Individual Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Minnesota Life Individual Variable Universal Life Account (the Variable Account) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2010 were confirmed to us by the respective sub-account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Minnesota Life Variable Universal Life Account as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota
April 4, 2011

                    KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative
                    ("KPMG International"), a Swiss entity.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                             SEGREGATED SUB-ACCOUNTS
                                            ------------------------------------------------------------------------------------
                                                       ADVANTUS  ADVANTUS    ADVANTUS      ADVANTUS     ADVANTUS      ALLIANCE
                                            ADVANTUS  INDEX 400   INDEX    INTERNATIONAL   MORTGAGE   REAL ESTATE    BERNSTEIN
                                              BOND     MID-CAP      500        BOND       SECURITIES   SECURITIES  INTERNATIONAL
                                             CLASS 1   CLASS 1    CLASS 1     CLASS 1       CLASS 1     CLASS 1        VALUE
                                            --------  ---------  --------  -------------  ----------  -----------  -------------
ASSETS
Investments in shares of Advantus Series
   Fund, Inc.:
   Bond Portfolio, 190,945 shares at net
      asset value of $1.74 per share
      (cost $302,007)                       $331,464        --         --          --           --           --            --
   Index 400 Mid-Cap Portfolio, 82,514
      shares at net asset value of $2.17
      per share (cost $143,207)                   --   178,904         --          --           --           --            --
   Index 500 Portfolio, 57,383 shares at
      net asset value of $4.38 per share
      (cost $218,894)                             --        --    251,576          --           --           --            --
   International Bond Portfolio, 138,541
      shares at net asset value of $2.12
      per share (cost $258,188)                   --        --         --     293,108           --           --            --
   Mortgage Securities Portfolio, 99,244
      shares at net asset value of $1.59
      per share (cost $148,465)                   --        --         --          --      157,452           --            --
   Real Estate Securities Portfolio,
      124,009 shares at net asset value of
      $2.48 per share (cost $227,718)             --        --         --          --           --      307,747            --
Investments in shares of the Alliance
   Bernstein Funds:
   International Value, 11,957 shares at
      net asset value of $14.90 per share
      (cost $157,406)                             --        --         --          --           --           --       178,162
                                            --------   -------    -------     -------      -------      -------       -------
                                             331,464   178,904    251,576     293,108      157,452      307,747       178,162
Receivable from Minnesota Life for Policy
   purchase payments                              29        11          1          14           --            8            10
Receivable for investments sold                   --        --         --          --           --           --            --
                                            --------   -------    -------     -------      -------      -------       -------
      Total assets                           331,493   178,915    251,577     293,122      157,452      307,755       178,172
                                            --------   -------    -------     -------      -------      -------       -------
LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                  --        --         --          --           --           --            --
Payable for investments purchased                 29        11          1          14           --            8            10
                                            --------   -------    -------     -------      -------      -------       -------
      Total liabilities                           29        11          1          14           --            8            10
                                            --------   -------    -------     -------      -------      -------       -------
      Net assets applicable to Policy
         owners                             $331,464   178,904    251,576     293,108      157,452      307,747       178,162
                                            ========   =======    =======     =======      =======      =======       =======
POLICY OWNERS' EQUITY
      Total Policy Owners' equity           $331,464   178,904    251,576     293,108      157,452      307,747       178,162
                                            ========   =======    =======     =======      =======      =======       =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                      SEGREGATED SUB-ACCOUNTS
                                            -------------------------------------------------------------------------------
                                            FIDELITY   FIDELITY              IBBOTSON
                                               VIP        VIP     FRANKLIN  AGGRESSIVE   IBBOTSON    IBBOTSON     IBBOTSON
                                             EQUITY-     MID-    SMALL CAP    GROWTH     BALANCED  CONSERVATIVE    GROWTH
                                             INCOME       CAP      VALUE      CLASS 1     CLASS 1    CLASS 1      CLASS 1
                                            --------  ---------  ---------  ----------  ---------  ------------  ----------
ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Equity-Income Portfolio, 19,457 shares
      at net asset value of $19.02 per
      share (cost $309,770)                 $370,081        --          --          --         --           --           --
   Mid-Cap Fund, 14,478 shares at net
      asset value of $32.69 per share
      (cost $357,582)                             --   473,284          --          --         --           --           --
Investments in shares of the Franklin
   Templeton Variable Insurance Products
   Fund:
   Small Cap Value Fund, 35,623 shares at
      net asset value of $16.55 per share
      (cost $449,006)                             --        --     589,562          --         --           --           --
Investments in shares of the Ibbotson
   Funds:
   Aggressive Growth Class 1, 486,742
      shares at net asset value of $9.31
      per share (cost $3,742,846)                 --        --          --   4,531,566         --           --           --
   Balanced Class 1, 221,139 shares at net
      asset value of $10.08 per share
      (cost $1,943,170)                           --        --          --          --  2,229,083           --           --
   Conservative Class 1, 112,150 shares at
      net asset value of $11.09 per share
      (cost $1,179,305)                           --        --          --          --         --    1,243,741           --
   Growth Class 1, 1,685,224 shares at net
      asset value of $9.75 per share
      (cost $13,940,185)                          --        --          --          --         --           --   16,430,931
                                            --------   -------     -------   ---------  ---------    ---------   ----------
                                             370,081   473,284     589,562   4,531,566  2,229,083    1,243,741   16,430,931
Receivable from Minnesota Life for Policy
   purchase payments                             939        12         131      49,728          7            4       31,017
Receivable for investments sold                   --        --          --          --         --           --           --
                                            --------   -------     -------   ---------  ---------    ---------   ----------
      Total assets                           371,020   473,296     589,693   4,581,294  2,229,090    1,243,745   16,461,948
                                            --------   -------     -------   ---------  ---------    ---------   ----------
LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                  --        --          --          --         --           --           --
Payable for investments purchased                939        12         131      49,728          7            4       31,017
                                            --------   -------     -------   ---------  ---------    ---------   ----------
      Total liabilities                          939        12         131      49,728          7            4       31,017
                                            --------   -------     -------   ---------  ---------    ---------   ----------
      Net assets applicable to Policy
         owners                             $370,081   473,284     589,562   4,531,566  2,229,083    1,243,741   16,430,931
                                            ========   =======     =======   =========  =========    =========   ==========
POLICY OWNERS' EQUITY
      Total Policy Owners' equity           $370,081   473,284     589,562   4,531,566  2,229,083    1,243,741   16,430,931
                                            ========   =======     =======   =========  =========    =========   ==========

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                         SEGREGATED SUB-ACCOUNTS
                                            ---------------------------------------------------------------------------------
                                            IBBOTSON                             VAN KAMPEN             VANGUARD    VANGUARD
                                            INCOME &               JANUS ASPEN  UIF EMERGING  VANGUARD    FUND        FUND
                                             GROWTH   JANUS ASPEN   LARGE CAP      MARKETS      FUND    CAPITAL   DIVERSIFIED
                                             CLASS 1    OVERSEAS      GROWTH       EQUITY     BALANCED   GROWTH      VALUE
                                            --------  -----------  -----------  ------------  --------  --------  -----------
ASSETS
Investments in shares of the Ibbotson
   Funds:
   Income & Growth Class 1, 88,999 shares
      at net asset value of $10.25 per
      share (cost $861,987)                 $912,243         --            --            --         --        --         --
Investments in shares of the Janus Aspen
   Series:
   Overseas, 14,662 shares at net asset
      value of $57.09 per share
      (cost $601,348)                             --    837,058            --            --         --        --         --
   Large Cap Growth, 18,978 shares at net
      asset value of $24.26 per share
      (cost $368,858)                             --         --       460,411            --         --        --         --
Investments in shares of the Van Kampen
   Funds:
   UIF Emerging Markets Equity Fund,
      20,688 shares at net asset value of
      $15.34 per share (cost $246,443)            --         --            --       317,357         --        --         --
Investments in shares of the Vanguard
   Funds:
   Balanced, 12,731 shares at net asset
      value of $18.70 per share
      (cost $212,979)                             --         --            --            --    238,074        --         --
   Capital Growth, 15,776 shares at net
      asset value of $16.38 per share
      (cost $219,317)                             --         --            --            --         --   258,408         --
   Diversified Value, 16,201 shares at net
      asset value of $12.33 per share
      (cost $172,596)                             --         --            --            --         --        --    199,764
                                            --------    -------       -------       -------    -------   -------    -------
                                             912,243    837,058       460,411       317,357    238,074   258,408    199,764
Receivable from Minnesota Life for Policy
   purchase payments                               3      1,015            17            77         29       130         18
Receivable for investments sold                   --         --            --            --         --        --         --
                                            --------    -------       -------       -------    -------   -------    -------
      Total assets                           912,246    838,073       460,428       317,434    238,103   258,538    199,782
                                            --------    -------       -------       -------    -------   -------    -------
LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                  --         --            --            --         --        --         --
Payable for investments purchased                  3      1,015            17            77         29       130         18
                                            --------    -------       -------       -------    -------   -------    -------
      Total liabilities                            3      1,015            17            77         29       130         18
                                            --------    -------       -------       -------    -------   -------    -------
      Net assets applicable to Policy
         owners                             $912,243    837,058       460,411       317,357    238,074   258,408    199,764
                                            ========    =======       =======       =======    =======   =======    =======
POLICY OWNERS' EQUITY
      Total Policy Owners' equity           $912,243    837,058       460,411       317,357    238,074   258,408    199,764
                                            ========    =======       =======       =======    =======   =======    =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                         SEGREGATED SUB-ACCOUNTS
                                            ---------------------------------------------------------------------------------
                                            VANGUARD   VANGUARD                  VANGUARD   VANGUARD   VANGUARD    VANGUARD
                                              FUND       FUND        VANGUARD      FUND       FUND       FUND        FUND
                                             EQUITY   HIGH YIELD       FUND        MONEY   SHORT-TERM  SMALL CO   TOTAL BOND
                                             INCOME      BOND     INTERNATIONAL   MARKET    INV GRADE   GROWTH   MARKET INDEX
                                            --------  ----------  -------------  --------  ----------  --------  ------------
ASSETS
Investments in shares of the Vanguard
   Funds:
   Equity Income, 26,012 shares at net
      asset value of $14.78 per share
      (cost $331,933)                       $384,455         --           --           --         --         --          --
   High Yield Bond, 24,318 shares at net
      asset value of $7.78 per share
      (cost $172,210)                             --    189,193           --           --         --         --          --
   International, 13,147 shares at net
      asset value of $18.29 per share
      (cost $191,576)                             --         --      240,458           --         --         --          --
   Money Market 701,393 shares at net
      asset value of $1.00 per share
      (cost $701,393)                             --         --           --      701,393         --         --          --
   Short-Term Inv Grade, 16,242 shares at
      net asset value of $10.97 per share
      (cost $173,696)                             --         --           --           --    178,175         --          --
   Small Co Growth, 21,309 shares at net
      asset value of $17.68 per share
      (cost $274,623)                             --         --           --           --         --    376,743          --
   Total Bond Market Index, 32,900 shares
      at net asset value of $12.06 per
      share (cost $390,414)                       --         --           --           --         --         --     396,772
                                            --------    -------      -------      -------    -------    -------     -------
                                             384,455    189,193      240,458      701,393    178,175    376,743     396,772
Receivable from Minnesota Life for Policy
   purchase payments                              --         --            9           --         --         69         197
Receivable for investments sold                   --         --           --       55,096         --         --          --
                                            --------    -------      -------      -------    -------    -------     -------
      Total assets                           384,455    189,193      240,467      756,489    178,175    376,812     396,969
                                            --------    -------      -------      -------    -------    -------     -------
LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                  --         --           --       55,087         --         --          --
Payable for investments purchased                 --         --            9           --         --         69         197
                                            --------    -------      -------      -------    -------    -------     -------
      Total liabilities                           --         --            9       55,087         --         69         197
                                            --------    -------      -------      -------    -------    -------     -------
      Net assets applicable to Policy
         owners                             $384,455    189,193      240,458      701,402    178,175    376,743     396,772
                                            ========    =======      =======      =======    =======    =======     =======
POLICY OWNERS' EQUITY
      Total Policy Owners' equity           $384,455    189,193      240,458      701,402    178,175    376,743     396,772
                                            ========    =======      =======      =======    =======    =======     =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                            SEGREGATED SUB-ACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                              VANGUARD                   IVY FUNDS                         IVY FUNDS
                                                FUND      IVY FUNDS VIP     VIP     IVY FUNDS  IVY FUNDS       VIP       IVY FUNDS
                                             TOTAL STOCK    PATHFINDER     ASSET       VIP        VIP      PATHFINDER       VIP
                                            MARKET INDEX    AGGRESSIVE    STRATEGY   BALANCED     BOND    CONSERVATIVE  CORE EQUITY
                                            ------------  -------------  ---------  ---------  ---------  ------------  -----------
ASSETS
Investments in shares of the Vanguard
   Funds:
   Total Stock Market Index, 8,929 shares
      at net asset value of $24.44 per
      share (cost $182,087)                   $218,234             --           --        --         --          --            --
Investments in shares of the Ivy Funds VIP
   Target Funds, Inc.:
   Pathfinder Aggressive Portfolio,
      263,644 shares at net asset value
      of $5.16 per share (cost $1,138,485)          --      1,360,036           --        --         --          --            --
   Asset Strategy Portfolio, 192,460
      shares at net asset value of $9.91
      per share (cost $1,718,585)                   --             --    1,907,587        --         --          --            --
   Balanced Portfolio, 1,627 shares at net
      asset value of $9.59 per share
      (cost $13,554)                                --             --           --    15,597         --          --            --
   Bond Portfolio, 21,272 shares at net
      asset value of $5.60 per share
      (cost $116,834)                               --             --           --        --    119,027          --            --
   Pathfinder Conservative Portfolio,
      1,510 shares at net asset value of
      $5.32 per share (cost $7,242)                 --             --           --        --         --       8,040            --
   Core Equity Portfolio, 23,105 shares at
      net asset value of $11.91 per share
      (cost $235,521)                               --             --           --        --         --          --       275,188
                                              --------      ---------    ---------    ------    -------       -----       -------
                                               218,234      1,360,036    1,907,587    15,597    119,027       8,040       275,188
Receivable from Minnesota Life for Policy
   purchase payments                                --             17        2,691        --        335          --            --
Receivable for investments sold                     --             --           --        --         --          --             8
                                              --------      ---------    ---------    ------    -------       -----       -------
      Total assets                             218,234      1,360,053    1,910,278    15,597    119,362       8,040       275,196
                                              --------      ---------    ---------    ------    -------       -----       -------
LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                    --             --           --        --         --          --             8
Payable for investments purchased                   --             17        2,691        --        335          --            --
                                              --------      ---------    ---------    ------    -------       -----        ------
      Total liabilities                             --             17        2,691        --        335          --             8
                                              --------      ---------    ---------    ------    -------       -----        ------
      Net assets applicable to Policy
         owners                               $218,234      1,360,036    1,907,587    15,597    119,027       8,040       275,188
                                              ========      =========    =========    ======    =======       =====       =======
POLICY OWNERS' EQUITY
      Total Policy Owners' equity             $218,234      1,360,036    1,907,587    15,597    119,027       8,040       275,188
                                              ========      =========    =========    ======    =======       =====       =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                           SEGREGATED SUB-ACCOUNTS
                                            ------------------------------------------------------------------------------------
                                            IVY FUNDS             IVY FUNDS              IVY FUNDS
                                               VIP     IVY FUNDS  VIP GLOBAL  IVY FUNDS     VIP     IVY FUNDS VIP  IVY FUNDS VIP
                                             DIVIDEND     VIP       NATURAL      VIP        HIGH    INTERNATIONAL  INTERNATIONAL
                                              INCOME    ENERGY     RESOURCES    GROWTH     INCOME       GROWTH         VALUE
                                            ---------  ---------  ----------  ---------  ---------  -------------  -------------
ASSETS
Investments in shares of the Ivy Funds VIP
   Target Funds, Inc.:
   Dividend Income Portfolio, 15,672
      shares at net asset value of $6.86
      per share (cost $86,230)               $107,499        --          --         --         --           --             --
   Energy Portfolio, 14,372 shares at net
      asset value of $6.39 per share
      (cost $69,958)                               --    91,906          --         --         --           --             --
   Global Natural Resources Portfolio,
      96,277 shares at net asset value of
      $6.73 per share (cost $486,867)              --        --     647,816         --         --           --             --
   Growth Portfolio, 32,861 shares at net
      asset value of $10.38 per share
      (cost $298,497)                              --        --          --    341,019         --           --             --
   High Income Portfolio, 38,732 shares at
      net asset value of $3.49 per share
      (cost $120,642)                              --        --          --         --    135,207           --             --
   International Growth Portfolio, 24,777
      shares at net asset value of $8.51
      per share (cost $176,800)                    --        --          --         --         --      210,826             --
   International Value Portfolio, 18,793
      shares at net asset value of $17.29
      per share (cost $267,962)                    --        --          --         --         --           --        324,850
                                             --------    ------     -------    -------    -------      -------        -------
                                              107,499    91,906     647,816    341,019    135,207      210,826        324,850
Receivable from Minnesota Life for Policy
   purchase payments                               --        --         855        309        169          270            143
Receivable for investments sold                    10        10          --         --         --           --             --
                                             --------    ------     -------    -------    -------      -------        -------
      Total assets                            107,509    91,916     648,671    341,328    135,376      211,096        324,993
                                             --------    ------     -------    -------    -------      -------        -------
LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                   10        10          --         --         --           --             --
Payable for investments purchased                  --        --         855        309        169          270            143
                                             --------    ------     -------    -------    -------      -------        -------
      Total liabilities                            10        10         855        309        169          270            143
                                             --------    ------     -------    -------    -------      -------        -------
      Net assets applicable to Policy
         owners                              $107,499    91,906     647,816    341,019    135,207      210,826        324,850
                                             ========    ======     =======    =======    =======      =======        =======
POLICY OWNERS' EQUITY
      Total Policy Owners' equity            $107,499    91,906     647,816    341,019    135,207      210,826        324,850
                                             ========    ======     =======    =======    =======      =======        =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                         SEGREGATED SUB-ACCOUNTS
                                            ---------------------------------------------------------------------------------
                                                                               IVY FUNDS    IVY FUNDS
                                            IVY FUNDS  IVY FUNDS   IVY FUNDS      VIP          VIP      IVY FUNDS   IVY FUNDS
                                               VIP        VIP         VIP     PATHFINDER   PATHFINDER      VIP         VIP
                                            MICRO-CAP   MID CAP   PATHFINDER  MODERATELY   MODERATELY     MONEY     MORTGAGE
                                             GROWTH     GROWTH     MODERATE   AGGRESSIVE  CONSERVATIVE    MARKET   SECURITIES
                                            ---------  ---------  ----------  ----------  ------------  ---------  ----------
ASSETS
Investments in shares of the Ivy Funds VIP
   Target Funds, Inc.:
   Micro-Cap Growth Portfolio, 5,703
      shares at net asset value of $22.11
      per share (cost $93,620)               $126,109        --           --          --          --          --       --
   Mid Cap Growth Portfolio, 15,066 shares
      at net asset value of $8.69 per
      share (cost $91,776)                         --   130,929           --          --          --          --       --
   Pathfinder Moderate Portfolio, 235,069
      shares at net asset value of $5.27
      per share (cost $1,100,409)                  --        --    1,238,577          --          --          --       --
   Pathfinder Moderately Aggressive
      Portfolio, 467,806 shares at net
      asset value of $5.37 per share
      (cost $2,228,347)                            --        --           --   2,512,962          --          --       --
   Pathfinder Moderately Conservative
      Portfolio, 45,908 shares at net
      asset value of $5.34 per share
      (cost $213,997)                              --        --           --          --     245,171          --       --
   Money Market Portfolio, 27,996 shares
      at net asset value of $1.00 per
      share (cost $27,996)                         --        --           --          --          --      27,996       --
   Mortgage Securities Portfolio, shares
      at net asset value of $0.00 per
      share (cost $0)                              --        --           --          --          --          --       --
                                             --------   -------    ---------   ---------     -------      ------      ---
                                              126,109   130,929    1,238,577   2,512,962     245,171      27,996       --
Receivable from Minnesota Life for Policy
   purchase payments                               58       280          673       1,011           3          --       --
Receivable for investments sold                    --        --           --          --          --          --       --
                                             --------   -------    ---------   ---------     -------      ------      ---
      Total assets                            126,167   131,209    1,239,250   2,513,973     245,174      27,996       --
                                             --------   -------    ---------   ---------     -------      ------      ---
LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                   --        --           --          --          --          --       --
Payable for investments purchased                  58       280          673       1,011           3          --       --
                                             --------   -------    ---------   ---------     -------      ------      ---
      Total liabilities                            58       280          673       1,011           3          --       --
                                             --------   -------    ---------   ---------     -------      ------      ---
      Net assets applicable to Policy
         owners                              $126,109   130,929    1,238,577   2,512,962     245,171      27,996       --
                                             ========   =======    =========   =========     =======      ======      ===
POLICY OWNERS' EQUITY
      Total Policy Owners' equity            $126,109   130,929    1,238,577   2,512,962     245,171      27,996       --
                                             ========   =======    =========   =========     =======      ======      ===

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                   SEGREGATED SUB-ACCOUNTS
                                            --------------------------------------------------------------------
                                             IVY FUNDS    IVY FUNDS  IVY FUNDS  IVY FUNDS
                                                VIP          VIP        VIP        VIP     IVY FUNDS
                                            REAL ESTATE   SCIENCE &  SMALL CAP  SMALL CAP     VIP
                                             SECURITIES  TECHNOLOGY    GROWTH     VALUE      VALUE       TOTAL
                                            -----------  ----------  ---------  ---------  ---------  ----------
ASSETS
Investments in shares of the Ivy Funds VIP
   Target Funds, Inc.:
   Real Estate Securities Portfolio,
      13,982 shares at net asset value of
      $6.48 per share (cost $62,467)          $90,580           --         --         --         --
   Science & Technology Portfolio, 22,697
      shares at net asset value of $16.73
      per share (cost $317,637)                    --      379,709         --         --         --
   Small Cap Growth Portfolio, 10,089
      shares at net asset value of $10.53
      per share (cost $82,181)                     --           --    106,235         --         --
   Small Cap Value Portfolio, 3,780 shares
      at net asset value of $16.78 per
      share (cost $47,277)                         --           --         --     63,442         --
   Value Portfolio, 12,472 shares at net
      asset value of $6.05 per share
      (cost $55,203)                               --           --         --         --     75,483
                                              -------      -------    -------     ------     ------   ----------
                                               90,580      379,709    106,235     63,442     75,483   44,017,190
Receivable from Minnesota Life for Policy
   purchase payments                                1          332         --        129        418       91,169
Receivable for investments sold                    --           --         10         --         --       55,134
                                              -------      -------    -------     ------     ------   ----------
      Total assets                             90,581      380,041    106,245     63,571     75,901   44,163,493
                                              -------      -------    -------     ------     ------   ----------
LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and           --           --         --         --         --           --
   mortality and expense charges                   --           --         10         --         --       55,125
Payable for investments purchased                   1          332         --        129        418       91,169
                                              -------      -------    -------     ------     ------   ----------
      Total liabilities                             1          332         10        129        418      146,294
                                              -------      -------    -------     ------     ------   ----------
      Net assets applicable to Policy
         owners                               $90,580      379,709    106,235     63,442     75,483   44,017,199
                                              =======      =======    =======     ======     ======   ==========
POLICY OWNERS' EQUITY
      Total Policy Owners' equity             $90,580      379,709    106,235     63,442     75,483   44,017,199
                                              =======      =======    =======     ======     ======   ==========

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                               SEGREGATED SUB-ACCOUNTS
                                              ------------------------------------------------------------------------------------
                                                         ADVANTUS  ADVANTUS    ADVANTUS      ADVANTUS    ADVANTUS      ALLIANCE
                                              ADVANTUS  INDEX 400   INDEX    INTERNATIONAL   MORTGAGE   REAL ESTATE    BERNSTEIN
                                                BOND     MID-CAP     500         BOND       SECURITIES  SECURITIES   INTERNATIONAL
                                               CLASS 1   CLASS 1   CLASS 1      CLASS 1       CLASS 1     CLASS 1        VALUE
                                              --------  ---------  --------  -------------  ----------  -----------  -------------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                  $    --        --         --          --            --           --        4,894
   Mortality, expense charges and
      administrative charges (note 3)             128        63        162          --            58          202          195
                                              -------    ------    -------     -------       -------      -------      -------
      Investment income (loss) - net              128        63        162          --            58          202        5,089
                                              -------    ------    -------     -------       -------      -------      -------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
     underlying mutual fund                        --        --         --          --            --           --           --
                                              -------    ------    -------     -------       -------      -------      -------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                      18,899    11,644     62,422      19,128        11,182       18,222       16,817
      Cost of investments sold                (15,142)   (7,141)   (47,174)    (14,622)      (10,354)     (19,600)     (16,026)
                                              -------    ------    -------     -------       -------      -------      -------
                                                3,757     4,503     15,248       4,506           828       (1,378)         791
                                              -------    ------    -------     -------       -------      -------      -------
      Net realized gains (losses) on
         investments                            3,757     4,503     15,248       4,506           828       (1,378)         791
                                              -------    ------    -------     -------       -------      -------      -------
   Net change in unrealized appreciation
      or depreciation of investments           18,105    27,686     13,541      20,364         6,203       54,171        4,043
                                              -------    ------    -------     -------       -------      -------      -------
      Net gains (losses) on investments        21,862    32,189     28,789      24,870         7,031       52,793        4,834
                                              -------    ------    -------     -------       -------      -------      -------
      Net increase (decrease) in net
         assets resulting from operations     $21,990    32,252     28,951      24,870         7,089       52,995        9,923
                                              =======    ======    =======     =======       =======      =======      =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                          SEGREGATED SUB-ACCOUNTS
                                              ------------------------------------------------------------------------------
                                              FIDELITY             FRANKLIN   IBBOTSON
                                                 VIP    FIDELITY     SMALL   AGGRESSIVE  IBBOTSON     IBBOTSON    IBBOTSON
                                              EQUITY-      VIP        CAP      GROWTH    BALANCED   CONSERVATIVE   GROWTH
                                               INCOME    MID-CAP     VALUE     CLASS 1    CLASS 1      CLASS 1     CLASS 1
                                              --------  ---------  --------  ----------  ---------  ------------  ----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                  $  6,081     1,957     3,329      18,998     15,092       16,063      113,481
   Mortality, expense charges and
      administrative charges (note 3)              267       337       575       3,638      1,888        1,402       14,067
                                              --------   -------   -------    --------   --------     --------    ---------
      Investment income (loss) - net             6,348     2,294     3,904      22,636     16,980       17,465      127,548
                                              --------   -------   -------    --------   --------     --------    ---------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                        --       647        --          --         --          992           --
                                              --------   -------   -------    --------   --------     --------    ---------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                       32,117    39,065    41,760     276,137    254,610      409,903      355,955
      Cost of investments sold                 (37,163)  (38,239)  (34,601)   (214,647)  (205,441)    (360,818)    (389,637)
                                              --------   -------   -------    --------   --------     --------    ---------
                                                (5,046)      826     7,159      61,490     49,169       49,085      (33,682)
                                              --------   -------   -------    --------   --------     --------    ---------
      Net realized gains (losses) on
         investments                            (5,046)    1,473     7,159      61,490     49,169       50,077      (33,682)
                                              -------    -------   -------    --------   --------     --------    ---------
   Net change in unrealized appreciation or
      depreciation of investments               43,731    87,308   101,008     463,372    129,966        9,407    1,703,766
                                              -------    -------   -------    --------   --------     --------    ---------
      Net gains (losses) on investments         38,685    88,781   108,167     524,862    179,135       59,484    1,670,084
                                              --------   -------   -------    --------   --------     --------    ---------
      Net increase (decrease) in net assets
         resulting from operations            $ 45,033    91,075   112,071     547,498    196,115       76,949    1,797,632
                                              ========   =======   =======    ========   ========     ========    =========

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                            SEGREGATED SUB-ACCOUNTS
                                              ------------------------------------------------------------------------------
                                               IBBOTSON               JANUS     VAN KAMPEN             VANGUARD    VANGUARD
                                               INCOME &    JANUS      ASPEN    UIF EMERGING  VANGUARD   FUND        FUND
                                               GROWTH      ASPEN    LARGE CAP     MARKETS      FUND    CAPITAL   DIVERSIFIED
                                               CLASS 1    OVERSEAS    GROWTH      EQUITY     BALANCED  GROWTH       VALUE
                                              ----------  --------  ---------  ------------  --------  --------  -----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                  $   4,680     4,447      4,071        1,135       4,869     1,382      3,024
   Mortality, expense charges and
      administrative charges (note 3)               801       596        357          733          --        --         --
                                              ---------   -------    -------      -------     -------   -------     ------
      Investment income (loss) - net              5,481     5,043      4,428        1,868       4,869     1,382      3,024
                                              ---------   -------    -------      -------     -------   -------     ------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                         --        --         --           --          --     4,503         --
                                              ---------    ------    -------      -------     -------   -------     ------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                       131,472    50,279     34,415       21,772      54,954     9,428      7,556
      Cost of investments sold                 (124,823)  (40,430)   (28,838)     (12,461)    (52,978)  (10,711)    (8,309)
                                              ---------   -------    -------      -------     -------   -------     ------
                                                  6,649     9,849      5,577        9,311       1,976    (1,283)      (753)
                                              ---------   -------    -------      -------     -------   -------     ------
      Net realized gains (losses) on
         investments                              6,649     9,849      5,577        9,311       1,976     3,220       (753)
                                              ---------   -------    -------      -------     -------   -------     ------
   Net change in unrealized appreciation or
      depreciation of investments                50,835   129,375     45,316       34,210      14,065    24,344     13,302
                                              ---------   -------    -------      -------     -------   -------     ------
      Net gains (losses) on investments          57,484   139,224     50,893       43,521      16,041    27,564     12,549
                                              ---------   -------    -------      -------     -------   -------     ------
      Net increase (decrease) in net assets
         resulting from operations            $  62,965   144,267     55,321       45,389      20,910    28,946     15,573
                                              =========   =======    =======      =======     =======   =======     ======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                           SEGREGATED SUB-ACCOUNTS
                                              ---------------------------------------------------------------------------------
                                              VANGUARD   VANGUARD                  VANGUARD   VANGUARD   VANGUARD    VANGUARD
                                                FUND       FUND        VANGUARD      FUND       FUND       FUND        FUND
                                               EQUITY   HIGH YIELD       FUND        MONEY   SHORT-TERM  SMALL CO   TOTAL BOND
                                               INCOME      BOND     INTERNATIONAL   MARKET    INV GRADE   GROWTH   MARKET INDEX
                                              --------  ----------  -------------  --------  ----------  --------  ------------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                  $  6,178    7,928         1,892         1,711     3,801        662      6,959
   Mortality, expense charges and
      administrative charges (note 3)               --       --            --            --        --         --         --
                                              --------   ------       -------      --------   -------    -------    -------
      Investment income (loss) - net             6,178    7,928         1,892         1,711     3,801        662      6,959
                                              --------   ------       -------      --------   -------    -------    -------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                        --       --            --            --        --         --        338
                                              --------   ------       -------      --------   -------    -------    -------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                       36,272    8,747        12,887       401,911    10,434     20,320     29,997
      Cost of investments sold                 (31,477)  (8,642)      (11,504)     (401,911)  (10,111)   (17,635)   (28,485)
                                              --------   ------       -------      --------   -------    -------    -------
                                                 4,795      105         1,383            --       323      2,685      1,512
                                              --------   ------       -------      --------   -------    -------    -------
      Net realized gains (losses) on
         investments                             4,795      105         1,383            --       323      2,685      1,850
                                              --------   ------       -------      --------   -------    -------    -------
   Net change in unrealized appreciation or
      depreciation of investments               30,851    7,489        27,653            --     2,790     71,595      3,305
                                              --------   ------       -------      --------   -------    -------    -------
      Net gains (losses) on investments         35,646    7,594        29,036            --     3,113     74,280      5,155
                                              --------   ------       -------      --------   -------    -------    -------
      Net increase (decrease) in net assets
         resulting from operations            $ 41,824   15,522        30,928         1,711     6,914     74,942     12,114
                                              ========   ======       =======      ========   =======    =======    =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                             SEGREGATED SUB-ACCOUNTS
                                              ------------------------------------------------------------------------------------
                                                VANGUARD     IVY FUNDS  IVY FUNDS                          IVY FUNDS
                                                  FUND          VIP        VIP     IVY FUNDS  IVY FUNDS       VIP       IVY FUNDS
                                               TOTAL STOCK  PATHFINDER    ASSET       VIP        VIP      PATHFINDER       VIP
                                              MARKET INDEX  AGGRESSIVE   STRATEGY   BALANCED     BOND    CONSERVATIVE  CORE EQUITY
                                              ------------  ----------  ---------  ---------  ---------  ------------  -----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                    $  2,659      10,426      12,770       211      1,935           75        1,351
   Mortality, expense charges and
      administrative charges (note 3)                 --       4,415       5,828        51        366           33          745
                                                --------     -------     -------     -----     ------       ------       ------
      Investment income (loss) - net               2,659      14,841      18,598       262      2,301          108        2,096
                                                --------     -------     -------     -----     ------       ------       ------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                       3,148      20,773          --       154         --          143           --
                                                --------     -------     -------     -----     ------       ------       ------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                         26,881      74,431      45,055       697      3,039        1,827        5,349
      Cost of investments sold                   (22,035)    (70,447)    (58,229)     (772)    (2,866)      (1,854)      (4,940)
                                                --------     -------     -------     -----     ------       ------       ------
                                                   4,846       3,984     (13,174)     (75)        173          (27)         409
                                                --------     -------     -------     -----     ------       ------       ------
      Net realized gains (losses) on
         investments                               7,994      24,757     (13,174)       79        173          116          409
                                                --------     -------     -------     -----     ------       ------       ------
   Net change in unrealized appreciation
      or depreciation of investments              17,615     131,216     147,343     1,627      1,227          521       37,826
                                                --------     -------     -------     -----     ------       ------       ------
      Net gains (losses) on investments           25,609     155,973     134,169     1,706      1,400          637       38,235
                                                --------     -------     -------     -----     ------       ------       ------
      Net increase (decrease) in net
         assets resulting from operations       $ 28,268     170,814     152,767     1,968      3,701          745       40,331
                                                ========     =======     =======     =====     ======       ======       ======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                             SEGREGATED SUB-ACCOUNTS
                                            ----------------------------------------------------------------------------------------
                                            IVY FUNDS                                        IVY FUNDS
                                               VIP     IVY FUNDS   IVY FUNDS VIP  IVY FUNDS     VIP     IVY FUNDS VIP  IVY FUNDS VIP
                                             DIVIDEND     VIP     GLOBAL NATURAL     VIP        HIGH    INTERNATIONAL  INTERNATIONAL
                                              INCOME     ENERGY      RESOURCES      GROWTH     INCOME       GROWTH         VALUE
                                            ---------  ---------  --------------  ---------  ---------  -------------  -------------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                 $   817        123            --        1,231     6,159        1,256          2,590
   Mortality, expense charges and
      administrative charges (note 3)            346        238         1,789          970       401          652            950
                                             -------     ------       -------      -------    ------       ------         ------
      Investment income (loss) - net           1,163        361         1,789        2,201     6,560        1,908          3,540
                                             -------     ------       -------      -------    ------       ------         ------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                      --         --            --           --        --           --             --
                                             -------     ------       -------      -------    ------       ------         ------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                      4,025      7,974        21,282       32,121     6,445       12,146         11,762
      Cost of investments sold                (3,485)    (5,434)      (37,655)     (24,388)   (4,970)      (9,801)        (9,149)
                                             -------     ------       -------      -------    ------       ------         ------
                                                 540      2,540       (16,373)       7,733     1,475        2,345          2,613
                                             -------     ------       -------      -------    ------       ------         ------
      Net realized gains (losses) on
         investments                             540      2,540       (16,373)       7,733     1,475        2,345          2,613
                                             -------     ------       -------      -------    ------       ------         ------
   Net change in unrealized appreciation
      or depreciation of investments          12,770     12,769       114,808       24,160     4,975       22,291         33,730
                                             -------     ------       -------      -------    ------       ------         ------
      Net gains (losses) on investments       13,310     15,309        98,435       31,893     6,450       24,636         36,343
                                             -------     ------       -------      -------    ------       ------         ------
      Net increase (decrease) in net
         assets resulting from operations    $14,473     15,670       100,224       34,094    13,010       26,544         39,883
                                             =======     ======       =======       ======    ======       ======         ======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                           SEGREGATED SUB-ACCOUNTS
                                              ---------------------------------------------------------------------------------
                                                                                 IVY FUNDS    IVY FUNDS
                                              IVY FUNDS  IVY FUNDS   IVY FUNDS      VIP          VIP      IVY FUNDS   IVY FUNDS
                                                 VIP        VIP        VIP      PATHFINDER   PATHFINDER      VIP        VIP
                                              MICRO-CAP   MID CAP   PATHFINDER  MODERATELY   MODERATELY     MONEY     MORTGAGE
                                               GROWTH      GROWTH    MODERATE   AGGRESSIVE  CONSERVATIVE    MARKET   SECURITIES
                                              ---------  ---------  ----------  ----------  ------------  ---------  ----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                   $    --        31       5,702       12,036       1,680           19        352
   Mortality, expense charges and
      administrative charges (note 3)              345       412       4,041        7,349         825          140         12
                                               -------    ------     -------     --------      ------      -------    -------
      Investment income (loss) - net               345       443       9,743       19,385       2,505          159        364
                                               -------    ------     -------     --------      ------      -------    -------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                        --        --       9,394       21,436       2,880           --         --
                                               -------    ------     -------     --------      ------      -------    -------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                        8,094     6,252      65,978      173,320      10,319       22,270     12,710
      Cost of investments sold                  (4,958)   (4,182)    (52,876)    (133,900)     (8,776)     (22,270)   (12,870)
                                               -------    ------     -------     --------      ------      -------    -------
                                                 3,136     2,070      13,102       39,420       1,543           --       (160)
                                               -------    ------     -------     --------      ------      -------    -------
      Net realized gains (losses) on
         investments                             3,136     2,070      22,496       60,856       4,423           --       (160)
                                               -------    ------     -------     --------      ------      -------    -------
   Net change in unrealized appreciation
      or depreciation of investments            26,693    26,190      97,805      196,454      14,604           --        235
                                               -------    ------     -------     --------      ------      -------    -------
      Net gains (losses) on investments         29,829    28,260     120,301      257,310      19,027           --         75
                                               -------    ------     -------     --------      ------      -------    -------
      Net increase (decrease) in net
         assets resulting from operations      $30,174    28,703     130,044      276,695      21,532          159        439
                                               =======    ======     =======      =======      ======      =======    =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                              --------------------------------------------------------------------
                                               IVY FUNDS    IVY FUNDS  IVY FUNDS  IVY FUNDS
                                                  VIP          VIP        VIP        VIP     IVY FUNDS
                                              REAL ESTATE   SCIENCE &  SMALL CAP  SMALL CAP     VIP
                                               SECURITIES  TECHNOLOGY    GROWTH     VALUE      VALUE       TOTAL
                                              -----------  ----------  ---------  ---------  ---------  ----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                    $ 1,288          --          --         27        502      295,874
   Mortality, expense charges and
      administrative charges (note 3)               322       1,196         304        183        263       57,645
                                                -------     -------      ------     ------     ------   ----------
      Investment income (loss) - net              1,610       1,196         304        210        765      353,519
                                                -------     -------      ------     ------     ------   ----------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                         --       7,265          --         --         --       71,673
                                                -------     -------      ------     ------     ------   ----------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                         6,183      12,280       4,981      2,703      2,640    2,979,069
      Cost of investments sold                   (4,222)    (13,569)     (4,381)    (1,745)    (1,851)  (2,720,545)
                                                -------     -------      ------     ------     ------   ----------
                                                  1,961      (1,289)        600        958        789      258,524
                                                -------     -------      ------     ------     ------   ----------
      Net realized gains (losses) on
         investments                              1,961       5,976         600        958        789      330,197
                                                -------     -------      ------     ------     ------   ----------
   Net change in unrealized appreciation
      or depreciation of investments             14,865      34,654      20,553     10,385      9,855    4,152,972
                                                -------     -------      ------     ------     ------   ----------
      Net gains (losses) on investments          16,826      40,630      21,153     11,343     10,644    4,483,169
                                                -------     -------      ------     ------     ------   ----------
      Net increase (decrease) in net
         assets resulting from operations       $18,436      41,826      21,457     11,553     11,409    4,836,688
                                                =======      ======      ======     ======     ======   ==========

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                      ------------------------------------------------------------------------------------
                                                 ADVANTUS  ADVANTUS    ADVANTUS      ADVANTUS     ADVANTUS     ALLIANCE
                                      ADVANTUS  INDEX 400    INDEX   INTERNATIONAL   MORTGAGE   REAL ESTATE    BERNSTEIN
                                        BOND     MID-CAP      500        BOND       SECURITIES  SECURITIES   INTERNATIONAL
                                       CLASS 1   CLASS 1    CLASS 1     CLASS 1       CLASS 1     CLASS 1        VALUE
                                      --------  ---------  --------  -------------  ----------  -----------  -------------
Operations:
   Investment income (loss) - net     $    128        63       162           --           58          202         5,089
   Net realized gains (losses) on
      investments                        3,757     4,503    15,248        4,506          828       (1,378)          791
   Net change in unrealized
      appreciation or depreciation
      of investments                    18,105    27,686    13,541       20,364        6,203       54,171         4,043
                                      --------   -------   -------      -------      -------      -------       -------
Net increase (decrease) in net
   assets resulting from operations     21,990    32,252    28,951       24,870        7,089       52,995         9,923
                                      --------   -------   -------      -------      -------      -------       -------
Policy transactions (notes 3 and 6):
   Policy purchase payments            134,186    70,215   155,570      148,914       83,542      140,220        86,790
   Policy terminations, withdrawal
      payments and charges             (18,939)  (11,670)  (62,491)     (19,128)     (11,201)     (18,281)      (16,878)
                                      --------   -------   -------      -------      -------      -------       -------
Increase (decrease) in net assets
   from Policy transactions            115,247    58,545    93,079      129,786       72,341      121,939        69,912
                                      --------   -------   -------      -------      -------      -------       -------
Increase (decrease) in net assets      137,237    90,797   122,030      154,656       79,430      174,934        79,835
Net assets at the beginning of year    194,227    88,107   129,546      138,452       78,022      132,813        98,327
                                      --------   -------   -------      -------      -------      -------       -------
Net assets at the end of year         $331,464   178,904   251,576      293,108      157,452      307,747       178,162
                                      ========   =======   =======      =======      =======      =======       =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                  SEGREGATED SUB-ACCOUNTS
                                      ------------------------------------------------------------------------------
                                      FIDELITY                        IBBOTSON
                                         VIP    FIDELITY   FRANKLIN  AGGRESSIVE   IBBOTSON    IBBOTSON     IBBOTSON
                                       EQUITY-    VIP     SMALL CAP    GROWTH     BALANCED  CONSERVATIVE    GROWTH
                                       INCOME    MID-CAP    VALUE      CLASS 1    CLASS 1      CLASS 1      CLASS 1
                                      --------  --------  ---------  ----------  ---------  ------------  ----------
Operations:
   Investment income (loss) - net     $  6,348    2,294      3,904      22,636      16,980       17,465      127,548
   Net realized gains (losses) on
      investments                       (5,046)   1,473      7,159      61,490      49,169       50,077      (33,682)
   Net change in unrealized
      appreciation or depreciation
      of investments                    43,731   87,308    101,008     463,372     129,966        9,407    1,703,766
                                      --------  -------    -------   ---------   ---------    ---------   ----------
Net increase (decrease) in net
   assets resulting from operations     45,033   91,075    112,071     547,498     196,115       76,949    1,797,632
                                      --------  -------    -------   ---------   ---------    ---------   ----------
Policy transactions (notes 3 and 6):
   Policy purchase payments            163,207  189,206    259,779   2,116,733   1,175,750      520,781    6,208,724
   Policy terminations, withdrawal
      payments and charges             (32,206) (39,159)   (41,912)   (277,329)   (255,374)    (410,678)    (358,337)
                                      --------  -------    -------   ---------   ---------    ---------   ----------
Increase (decrease) in net assets
   from Policy transactions            131,001  150,047    217,867   1,839,404     920,376      110,103    5,850,387
                                      --------  -------    -------   ---------   ---------    ---------   ----------
Increase (decrease) in net assets      176,034  241,122    329,938   2,386,902   1,116,491      187,052    7,648,019
Net assets at the beginning of year    194,047  232,162    259,624   2,144,664   1,112,592    1,056,689    8,782,912
                                      --------  -------    -------   ---------   ---------    ---------   ----------
Net assets at the end of year         $370,081  473,284    589,562   4,531,566   2,229,083    1,243,741   16,430,931
                                      ========  =======    =======   =========   =========    =========   ==========

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                   SEGREGATED SUB-ACCOUNTS
                                      ----------------------------------------------------------------------------------
                                       IBBOTSON                             VAN KAMPEN             VANGUARD    VANGUARD
                                       INCOME &               JANUS ASPEN  UIF EMERGING  VANGUARD    FUND       FUND
                                        GROWTH   JANUS ASPEN   LARGE CAP      MARKETS      FUND     CAPITAL  DIVERSIFIED
                                       CLASS 1     OVERSEAS     GROWTH        EQUITY     BALANCED   GROWTH      VALUE
                                      ---------  -----------  -----------  ------------  --------  --------  -----------
Operations:
   Investment income (loss) - net     $   5,481      5,043        4,428        1,868       4,869     1,382       3,024
   Net realized gains (losses) on
      investments                         6,649      9,849        5,577        9,311       1,976     3,220        (753)
   Net change in unrealized
      appreciation or depreciation
      of investments                     50,835    129,375       45,316       34,210      14,065    24,344      13,302
                                      ---------    -------      -------      -------     -------   -------     -------
Net increase (decrease) in net
   assets resulting from operations      62,965    144,267       55,321       45,389      20,910    28,946      15,573
                                      ---------    -------      -------      -------     -------   -------     -------
Policy transactions (notes 3 and 6):
   Policy purchase payments             669,385    313,126      169,126      147,911     141,178   110,931      91,400
   Policy terminations, withdrawal
      payments and charges             (131,877)   (50,448)     (34,536)     (21,995)    (54,954)   (9,428)     (7,556)
                                      ---------    -------      -------      -------     -------   -------     -------
Increase (decrease) in net assets
   from Policy transactions             537,508    262,678      134,590      125,916      86,224   101,503      83,844
                                      ---------    -------      -------      -------     -------   -------     -------
Increase (decrease) in net assets       600,473    406,945      189,911      171,305     107,134   130,449      99,417
Net assets at the beginning of year     311,770    430,113      270,500      146,052     130,940   127,959     100,347
                                      ---------    -------      -------      -------     -------   -------     -------
Net assets at the end of year         $ 912,243    837,058      460,411      317,357     238,074   258,408     199,764
                                      =========    =======      =======      =======     =======   =======     =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                   SEGREGATED SUB-ACCOUNTS
                                      ---------------------------------------------------------------------------------
                                      VANGUARD   VANGUARD                  VANGUARD   VANGUARD   VANGUARD    VANGUARD
                                        FUND       FUND        VANGUARD      FUND       FUND       FUND        FUND
                                       EQUITY   HIGH YIELD      FUND         MONEY   SHORT-TERM  SMALL CO   TOTAL BOND
                                       INCOME      BOND     INTERNATIONAL   MARKET    INV GRADE   GROWTH   MARKET INDEX
                                      --------  ----------  -------------  --------  ----------  --------  ------------
Operations:
   Investment income (loss) - net     $  6,178     7,928         1,892        1,711     3,801        662       6,959
   Net realized gains (losses) on
      investments                        4,795       105         1,383           --       323      2,685       1,850
   Net change in unrealized
      appreciation or depreciation
      of investments                    30,851     7,489        27,653           --     2,790     71,595       3,305
                                      --------   -------       -------     --------   -------    -------     -------
Net increase (decrease) in net
   assets resulting from operations     41,824    15,522        30,928        1,711     6,914     74,942      12,114
                                      --------   -------       -------     --------   -------    -------     -------
Policy transactions (notes 3 and 6):
   Policy purchase payments            211,038    94,545       115,913      216,791    67,770    165,338     251,040
   Policy terminations, withdrawal
      payments and charges             (36,272)   (8,747)      (12,887)    (401,911)  (10,434)   (20,320)    (29,997)
                                      --------   -------       -------     --------   -------    -------     -------
Increase (decrease) in net assets
   from Policy transactions            174,766    85,798       103,026     (185,120)   57,336    145,018     221,043
                                      --------   -------       -------     --------   -------    -------     -------
Increase (decrease) in net assets      216,590   101,320       133,954     (183,409)   64,250    219,960     233,157
Net assets at the beginning of year    167,865    87,873       106,504      884,811   113,925    156,783     163,615
                                      --------   -------       -------     --------   -------    -------     -------
Net assets at the end of year         $384,455   189,193       240,458      701,402   178,175    376,743     396,772
                                      ========   =======       =======     ========   =======    =======     =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                        SEGREGATED SUB-ACCOUNTS
                                      ------------------------------------------------------------------------------------------
                                        VANGUARD                      IVY
                                          FUND      IVY FUNDS VIP  FUNDS VIP     IVY        IVY     IVY FUNDS VIP
                                       TOTAL STOCK    PATHFINDER     ASSET    FUNDS VIP  FUNDS VIP    PATHFINDER   IVY FUNDS VIP
                                      MARKET INDEX    AGGRESSIVE   STRATEGY    BALANCED     BOND     CONSERVATIVE   CORE EQUITY
                                      ------------  -------------  ---------  ---------  ---------  -------------  -------------
Operations:
   Investment income (loss) - net       $  2,659         14,841       18,598      262       2,301          108          2,096
   Net realized gains (losses) on
      investments                          7,994         24,757      (13,174)      79         173          116            409
   Net change in unrealized
      appreciation or depreciation
      of investments                      17,615        131,216      147,343    1,627       1,227          521         37,826
                                        --------      ---------    ---------   ------     -------       ------        -------
Net increase (decrease) in net
   assets resulting from operations       28,268        170,814      152,767    1,968       3,701          745         40,331
                                        --------      ---------    ---------   ------     -------       ------        -------
Policy transactions (notes 3 and 6):
   Policy purchase payments              104,743        604,709      908,345    4,807      76,985        3,624        135,470
   Policy terminations, withdrawal
      payments and charges               (26,881)       (76,284)     (45,967)    (716)     (3,177)      (1,832)        (5,620)
                                        --------      ---------    ---------   ------     -------       ------        -------
Increase (decrease) in net assets
   from Policy transactions               77,862        528,425      862,378    4,091      73,808        1,792        129,850
                                        --------      ---------    ---------   ------     -------       ------        -------
Increase (decrease) in net assets        106,130        699,239    1,015,145    6,059      77,509        2,537        170,181
Net assets at the beginning of year      112,104        660,797      892,442    9,538      41,518        5,503        105,007
                                        --------      ---------    ---------   ------     -------       ------        -------
Net assets at the end of year           $218,234      1,360,036    1,907,587   15,597     119,027        8,040        275,188
                                        ========      =========    =========   ======     =======       ======        =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                         SEGREGATED SUB-ACCOUNTS
                                      --------------------------------------------------------------------------------------------
                                                                                              IVY
                                      IVY FUNDS VIP     IVY      IVY FUNDS VIP     IVY     FUNDS VIP  IVY FUNDS VIP  IVY FUNDS VIP
                                        DIVIDEND     FUNDS VIP  GLOBAL NATURAL  FUNDS VIP     HIGH    INTERNATIONAL  INTERNATIONAL
                                         INCOME        ENERGY      RESOURCES      GROWTH     INCOME      GROWTH          VALUE
                                      -------------  ---------  --------------  ---------  ---------  -------------  -------------
Operations:
   Investment income (loss) - net        $  1,163         361        1,789         2,201      6,560        1,908          3,540
   Net realized gains (losses) on
      investments                             540       2,540      (16,373)        7,733      1,475        2,345          2,613
   Net change in unrealized
      appreciation or depreciation
      of investments                       12,770      12,769      114,808        24,160      4,975       22,291         33,730
                                         --------      ------      -------       -------    -------      -------        -------
Net increase (decrease) in net
   assets resulting from operations        14,473      15,670      100,224        34,094     13,010       26,544         39,883
                                         --------      ------      -------       -------    -------      -------        -------
Policy transactions (notes 3 and 6):
   Policy purchase payments                35,858      43,193      284,090       168,092     59,882       91,505        158,624
   Policy terminations, withdrawal
      payments and charges                 (4,206)     (8,053)     (21,621)      (32,401)    (6,591)     (12,385)       (11,993)
                                         --------      ------      -------       -------    -------      -------        -------
Increase (decrease) in net assets
   from Policy transactions                31,652      35,140      262,469       135,691     53,291       79,120        146,631
                                         --------      ------      -------       -------    -------      -------        -------
Increase (decrease) in net assets          46,125      50,810      362,693       169,785     66,301      105,664        186,514
Net assets at the beginning of year        61,374      41,096      285,123       171,234     68,906      105,162        138,336
                                         --------      ------      -------       -------    -------      -------        -------
Net assets at the end of year            $107,499      91,906      647,816       341,019    135,207      210,826        324,850
                                         ========      ======      =======       =======    =======      =======        =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                         SEGREGATED SUB-ACCOUNTS
                                      --------------------------------------------------------------------------------------------
                                                        IVY                    IVY FUNDS VIP  IVY FUNDS VIP     IVY         IVY
                                      IVY FUNDS VIP  FUNDS VIP  IVY FUNDS VIP    PATHFINDER     PATHFINDER   FUNDS VIP   FUNDS VIP
                                        MICRO-CAP     MID CAP     PATHFINDER     MODERATELY     MODERATELY     MONEY     MORTGAGE
                                         GROWTH       GROWTH       MODERATE      AGGRESSIVE    CONSERVATIVE    MARKET   SECURITIES
                                      -------------  ---------  -------------  -------------  -------------  ---------  ----------
Operations:
   Investment income (loss) - net       $    345          443         9,743         19,385         2,505          159        364
   Net realized gains (losses) on
      investments                          3,136        2,070        22,496         60,856         4,423           --       (160)
   Net change in unrealized
      appreciation or depreciation
      of investments                      26,693       26,190        97,805        196,454        14,604           --        235
                                        --------      -------     ---------      ---------       -------       ------    -------
Net increase (decrease) in net
   assets resulting from operations       30,174       28,703       130,044        276,695        21,532          159        439
                                        --------      -------     ---------      ---------       -------       ------    -------
Policy transactions (notes 3 and 6):
   Policy purchase payments               49,757       44,516       758,788      1,425,637       110,964       26,987      1,193
   Policy terminations, withdrawal
      payments and charges                (8,260)      (6,430)      (67,767)      (175,872)      (10,725)     (22,316)   (12,714)
                                        --------      -------     ---------      ---------       -------      -------    -------
Increase (decrease) in net assets
   from Policy transactions               41,497       38,086       691,021      1,249,765       100,239        4,671    (11,521)
                                        --------      -------     ---------      ---------       -------      -------    -------
Increase (decrease) in net assets         71,671       66,789       821,065      1,526,460       121,771        4,830    (11,082)
Net assets at the beginning of year       54,438       64,140       417,512        986,502       123,400       23,166     11,082
                                        --------      -------     ---------      ---------       -------      -------    -------
Net assets at the end of year           $126,109      130,929     1,238,577      2,512,962       245,171       27,996         --
                                        ========      =======     =========      =========       =======      =======    =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                      -------------------------------------------------------------------------------------
                                      IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS VIP
                                       REAL ESTATE     SCIENCE &      SMALL CAP      SMALL CAP    IVY FUNDS VIP
                                        SECURITIES     TECHNOLOGY      GROWTH          VALUE          VALUE         TOTAL
                                      -------------  -------------  -------------  -------------  -------------  ----------
Operations:
   Investment income (loss) - net        $ 1,610          1,196            304           210             765        353,519
   Net realized gains (losses) on
      investments                          1,961          5,976            600           958             789        330,197
   Net change in unrealized
      appreciation or depreciation
      of investments                      14,865         34,654         20,553        10,385           9,855      4,152,972
                                         -------        -------        -------        ------          ------     ----------
Net increase (decrease) in net
   assets resulting from operations       18,436         41,826         21,457        11,553          11,409      4,836,688
                                         -------        -------        -------        ------          ------     ----------
Policy transactions (notes 3 and 6):
   Policy purchase payments               22,742        155,775         42,697        30,319          20,063     19,588,474
   Policy terminations, withdrawal
      payments and charges                (6,333)       (12,638)        (5,101)       (2,778)         (2,747)    (2,996,353)
                                         -------        -------        -------        ------          ------     ----------
Increase (decrease) in net assets
   from Policy transactions               16,409        143,137         37,596        27,541          17,316     16,592,121
                                         -------        -------        -------        ------          ------     ----------
Increase (decrease) in net assets         34,845        184,963         59,053        39,094          28,725     21,428,809
Net assets at the beginning of year       55,735        194,746         47,182        24,348          46,758     22,588,390
                                         -------        -------        -------        ------          ------     ----------
Net assets at the end of year            $90,580        379,709        106,235        63,442          75,483     44,017,199
                                         =======        =======        =======        ======          ======     ==========

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                     SEGREGATED SUB-ACCOUNTS
                                      -------------------------------------------------------------------------------------
                                                  ADVANTUS  ADVANTUS     ADVANTUS     ADVANTUS     ADVANTUS      ALLIANCE
                                       ADVANTUS  INDEX 400    INDEX   INTERNATIONAL   MORTGAGE   REAL ESTATE    BERNSTEIN
                                         BOND     MID-CAP     500          BOND      SECURITIES   SECURITIES  INTERNATIONAL
                                       CLASS 1    CLASS 1    CLASS 1     CLASS 1       CLASS 1     CLASS 1        VALUE
                                      ---------  ---------  --------  -------------  ----------  -----------  -------------
Operations:
   Investment income (loss) - net     $      69        31        68           --           33           73        1,220
   Net realized gains (losses) on
      investments                         3,582     4,435    (3,128)         509       (1,009)      (3,217)      (5,358)
   Net change in unrealized
      appreciation or depreciation
      of investments                     18,152    15,406    23,967       13,618        6,650       34,727       24,674
                                      ---------   -------   -------      -------      -------      -------       ------
Net increase (decrease) in net
   assets resulting from operations      21,803    19,872    20,907       14,127        5,674       31,583       20,536
                                      ---------   -------   -------      -------      -------      -------       ------
Policy transactions (notes 3 and 6):
   Policy purchase payments             165,550    90,569    99,561       76,302       62,265       68,782       52,230
   Policy terminations, withdrawal
      payments and charges             (107,700)  (46,299)  (14,908)     (12,307)     (38,761)      (5,135)      (6,406)
                                      ---------   -------   -------      -------      -------      -------       ------
Increase (decrease) in net assets
   from Policy transactions              57,850    44,270    84,653       63,995       23,504       63,647       45,824
                                      ---------   -------   -------      -------      -------      -------       ------
Increase (decrease) in net assets        79,653    64,142   105,560       78,122       29,178       95,230       66,360
Net assets at the beginning of year     114,574    23,965    23,986       60,330       48,844       37,583       31,967
                                      ---------   -------   -------      -------      -------      -------       ------
Net assets at the end of year         $ 194,227    88,107   129,546      138,452       78,022      132,813       98,327
                                      =========   =======   =======      =======      =======      =======       ======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                      SEGREGATED SUB-ACCOUNTS
                                      --------------------------------------------------------------------------------------
                                                                               IBBOTSON
                                                                    FRANKLIN  AGGRESSIVE   IBBOTSON    IBBOTSON     IBBOTSON
                                       FIDELITY VIP  FIDELITY VIP  SMALL CAP    GROWTH     BALANCED  CONSERVATIVE    GROWTH
                                      EQUITY-INCOME     MID-CAP      VALUE      CLASS 1    CLASS 1      CLASS 1     CLASS 1
                                      -------------  ------------  ---------  ----------  ---------  ------------  ---------
Operations:
   Investment income (loss) - net       $  3,714          1,427       3,479      10,315       9,665       7,077       60,407
   Net realized gains (losses) on
      investments                         (5,222)        (3,442)     (5,072)    (48,234)    (22,390)      7,159      (88,884)
   Net change in unrealized
      appreciation or depreciation
      of investments                      37,987         52,680      58,596     379,865     183,914      59,678    1,396,781
                                        --------        -------     -------   ---------   ---------   ---------    ---------
Net increase (decrease) in net
   assets resulting from operations       36,479         50,665      57,003     341,946     171,189      73,914    1,368,304
                                        --------        -------     -------   ---------   ---------   ---------    ---------
Policy transactions (notes 3 and 6):
   Policy purchase payments              108,697        121,044     143,867   1,410,126     759,715   1,032,518    4,726,276
   Policy terminations, withdrawal
      payments and charges                (8,281)       (10,729)    (41,688)   (196,143)   (114,249)   (344,717)    (245,339)
                                        --------        -------     -------   ---------   ---------   ---------    ---------
Increase (decrease) in net assets
   from Policy transactions              100,416        110,315     102,179   1,213,983     645,466     687,801    4,480,937
                                        --------        -------     -------   ---------   ---------   ---------    ---------
Increase (decrease) in net assets        136,895        160,980     159,182   1,555,929     816,655     761,715    5,849,241
Net assets at the beginning of year       57,152         71,182     100,441     588,735     295,937     294,974    2,933,671
                                        --------        -------     -------   ---------   ---------   ---------    ---------
Net assets at the end of year           $194,047        232,162     259,623   2,144,664   1,112,592   1,056,689    8,782,912
                                        ========        =======     =======   =========   =========   =========    =========

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                    SEGREGATED SUB-ACCOUNTS
                                      ----------------------------------------------------------------------------------
                                       IBBOTSON                             VAN KAMPEN             VANGUARD    VANGUARD
                                       INCOME &               JANUS ASPEN  UIF EMERGING  VANGUARD    FUND       FUND
                                        GROWTH   JANUS ASPEN   LARGE CAP      MARKETS      FUND     CAPITAL  DIVERSIFIED
                                       CLASS 1     OVERSEAS      GROWTH       EQUITY     BALANCED   GROWTH      VALUE
                                      ---------  -----------  -----------  ------------  --------  --------  -----------
Operations:
   Investment income (loss) - net     $   3,368      2,021        1,107          315       3,182        613      2,191
   Net realized gains (losses) on
      investments                        21,948    (10,874)     (12,429)      (6,179)     (2,234)     1,879     (2,615)
   Net change in unrealized
      appreciation or depreciation
      of investments                       (558)   169,020       68,836       53,642      19,581     24,180     20,637
                                      ---------    -------      -------      -------     -------    -------    -------
Net increase (decrease) in net
   assets resulting from operations      24,758    160,167       57,514       47,778      20,529     26,672     20,213
                                      ---------    -------      -------      -------     -------    -------    -------
Policy transactions (notes 3 and 6):
   Policy purchase payments             393,188    201,666      160,587       89,913      70,074     60,997     57,707
   Policy terminations, withdrawal
      payments and charges             (160,309)   (72,358)     (44,410)     (27,715)    (11,169)    (7,120)    (6,244)
                                      ---------    -------      -------      -------     -------    -------    -------
Increase (decrease) in net assets
   from Policy transactions             232,879    129,308      116,177       62,198      58,905     53,877     51,463
                                      ---------    -------      -------      -------     -------    -------    -------
Increase (decrease) in net assets       257,637    289,475      173,691      109,976      79,434     80,549     71,676
Net assets at the beginning of year      54,133    140,638       96,809       36,076      51,506     47,409     28,671
                                      ---------    -------      -------      -------     -------    -------    -------
Net assets at the end of year         $ 311,770    430,113      270,500      146,052     130,940    127,958    100,347
                                      =========    =======      =======      =======     =======    =======    =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                    SEGREGATED SUB-ACCOUNTS
                                      ----------------------------------------------------------------------------------
                                       VANGUARD   VANGUARD                  VANGUARD   VANGUARD   VANGUARD    VANGUARD
                                         FUND       FUND        VANGUARD      FUND       FUND       FUND        FUND
                                        EQUITY   HIGH YIELD       FUND        MONEY   SHORT-TERM  SMALL CO   TOTAL BOND
                                        INCOME      BOND     INTERNATIONAL   MARKET    INV GRADE   GROWTH   MARKET INDEX
                                      ---------  ----------  -------------  --------  ----------  --------  ------------
Operations:
   Investment income (loss) - net     $  (5,150)    3,756         1,697          992     (4,456)      988       4,185
   Net realized gains (losses) on
      investments                         8,315      (767)       (5,450)          (1)    16,446    (3,874)      3,012
   Net change in unrealized
      appreciation or depreciation
      of investments                     30,787    14,768        28,816           --      2,090    43,733         550
                                      ---------    ------       -------     --------   --------   -------     -------
Net increase (decrease) in net
   assets resulting from operations      33,952    17,757        25,063          991     14,080    40,847       7,747
                                      ---------    ------       -------     --------   --------   -------     -------
Policy transactions (notes 3 and 6):
   Policy purchase payments             104,129    39,004        65,109      928,474    143,296    79,691     123,849
   Policy terminations, withdrawal
      payments and charges             (103,403)   (5,069)       (8,925)    (106,367)  (115,905)  (29,340)    (50,484)
                                      ---------    ------       -------     --------   --------   -------     -------
Increase (decrease) in net assets
   from Policy transactions                 726    33,935        56,184      822,107     27,391    50,351      73,365
                                      ---------    ------       -------     --------   --------   -------     -------
Increase (decrease) in net assets        34,678    51,692        81,247      823,098     41,471    91,198      81,112
Net assets at the beginning of year     133,187    36,181        25,257       61,713     72,454    65,585      82,502
                                      ---------    ------       -------     --------   --------   -------     -------
Net assets at the end of year         $ 167,865    87,873       106,504      884,811    113,925   156,783     163,614
                                      =========    ======       =======     ========   ========   =======     =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                   SEGREGATED SUB-ACCOUNTS
                                      --------------------------------------------------------------------------------
                                      VANGUARD
                                        FUND
                                        TOTAL      IVY         IVY                               IVY
                                        STOCK    FUNDS VIP  FUNDS VIP     IVY        IVY       FUNDS VIP       IVY
                                       MARKET   PATHFINDER    ASSET    FUNDS VIP  FUNDS VIP   PATHFINDER    FUNDS VIP
                                        INDEX   AGGRESSIVE   STRATEGY   BALANCED     BOND    CONSERVATIVE  CORE EQUITY
                                      --------  ----------  ---------  ---------  ---------  ------------  -----------
Operations:
   Investment income (loss) - net     $     37     3,557       3,403       202      1,336          23            822
   Net realized gains (losses) on
      investments                          499    (1,237)     22,359      (118)        94         (63)        10,064
   Net change in unrealized
      appreciation or depreciation
      of investments                    20,723   106,799      82,654     1,061        887         683          4,094
                                      --------   -------     -------     -----     ------       -----        -------
Net increase (decrease) in net
   assets resulting from operations     21,259   109,119     108,416     1,145      2,317         643         14,980
                                      --------   -------     -------     -----     ------       -----        -------
Policy transactions (notes 3 and 6):
   Policy purchase payments             71,952   407,762     642,611     1,475     36,015       3,195        148,942
   Policy terminations, withdrawal
      payments and charges              (5,650)  (28,867)    (35,593)     (693)    (4,027)       (981)       (91,044)
                                      --------   -------     -------     -----     ------       -----        -------
Increase (decrease) in net assets
   from Policy transactions             66,302   378,895     607,018       782     31,988       2,214         57,898
                                      --------   -------     -------     -----     ------       -----        -------
Increase (decrease) in net assets       87,561   488,014     715,434     1,927     34,305       2,857         72,878
Net assets at the beginning of year     24,543   172,783     177,008     7,611      7,213       2,646         32,129
                                      --------   -------     -------     -----     ------       -----        -------
Net assets at the end of year         $112,104   660,797     892,442     9,538     41,518       5,503        105,007
                                      ========   =======     =======     =====     ======       =====        =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                    SEGREGATED SUB-ACCOUNTS
                                      -----------------------------------------------------------------------------------
                                                               IVY
                                         IVY                FUNDS VIP                IVY          IVY            IVY
                                      FUNDS VIP     IVY       GLOBAL      IVY     FUNDS VIP    FUNDS VIP      FUNDS VIP
                                       DIVIDEND  FUNDS VIP   NATURAL   FUNDS VIP     HIGH    INTERNATIONAL  INTERNATIONAL
                                        INCOME     ENERGY   RESOURCES    GROWTH     INCOME      GROWTH          VALUE
                                      ---------  ---------  ---------  ---------  ---------  -------------  -------------
Operations:
   Investment income (loss) - net      $   550       112         731      1,084     3,124           654          4,067
   Net realized gains (losses) on
      investments                       (1,386)   (1,572)    (12,740)     7,258        --        (1,616)         6,204
   Net change in unrealized
      appreciation or depreciation
      of investments                    10,112    11,185      95,560     29,519    10,567        13,790         29,772
                                       -------    ------     -------   --------    ------       -------        -------
Net increase (decrease) in net
   assets resulting from operations      9,276     9,725      83,551     37,861    13,691        12,828         40,043
                                       -------    ------     -------   --------    ------       -------        -------
Policy transactions (notes 3 and 6):
   Policy purchase payments             45,456    30,171     155,860    146,134    46,568        87,193         83,798
   Policy terminations, withdrawal
      payments and charges              (7,335)   (3,452)     (9,702)  (105,441)   (5,940)       (3,311)       (47,014)
                                       -------    ------     -------   --------    ------       -------        -------
Increase (decrease) in net assets
   from Policy transactions             38,121    26,719     146,158     40,693    40,628        83,882         36,784
                                       -------    ------     -------   --------    ------       -------        -------
Increase (decrease) in net assets       47,397    36,444     229,709     78,554    54,319        96,710         76,827
Net assets at the beginning of year     13,977     4,652      55,414     92,680    14,587         8,452         61,509
                                       -------    ------     -------   --------    ------       -------        -------
Net assets at the end of year          $61,374    41,096     285,123    171,234    68,906       105,162        138,336
                                       =======    ======     =======   ========    ======       =======        =======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                   SEGREGATED SUB-ACCOUNTS
                                      ---------------------------------------------------------------------------------
                                                                            IVY         IVY
                                         IVY        IVY         IVY      FUNDS VIP    FUNDS VIP      IVY        IVY
                                      FUNDS VIP  FUNDS VIP   FUNDS VIP  PATHFINDER   PATHFINDER   FUNDS VIP  FUNDS VIP
                                      MICRO-CAP   MID CAP   PATHFINDER  MODERATELY   MODERATELY     MONEY     MORTGAGE
                                        GROWTH     GROWTH    MODERATE   AGGRESSIVE  CONSERVATIVE    MARKET   SECURITIES
                                      ---------  ---------  ----------  ----------  ------------  ---------  ----------
Operations:
   Investment income (loss) - net      $    71       138        2,390      2,826          540          547        541
   Net realized gains (losses) on
      investments                         (547)     (478)         298       (171)          63           --       (109)
   Net change in unrealized
      appreciation or depreciation
      of investments                     6,775    14,067       71,220     97,191       17,077           --        370
                                       -------    ------     --------    -------      -------      -------     ------
Net increase (decrease) in net
   assets resulting from operations      6,299    13,727       73,908     99,846       17,680          547        802
                                       -------    ------     --------    -------      -------      -------     ------
Policy transactions (notes 3 and 6):
   Policy purchase payments             45,795    48,177      350,154    826,725      119,570       47,445      3,343
   Policy terminations, withdrawal
      payments and charges              (1,584)   (1,662)    (262,396)   (88,316)     (16,351)     (47,982)      (927)
                                       -------    ------     --------    -------      -------      -------     ------
Increase (decrease) in net assets
   from Policy transactions             44,211    46,515       87,758    738,409      103,219         (537)     2,416
                                       -------    ------     --------    -------      -------      -------     ------
Increase (decrease) in net assets       50,510    60,242      161,666    838,255      120,899           10      3,218
Net assets at the beginning of year      3,928     3,899      255,847    148,247        2,501       23,156      7,864
                                       -------    ------     --------    -------      -------      -------     ------
Net assets at the end of year          $54,438    64,141      417,513    986,502      123,400       23,166     11,082
                                       =======    ======     ========    =======      =======      =======     ======

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                             SEGREGATED SUB-ACCOUNTS
                                      --------------------------------------------------------------------
                                          IVY          IVY        IVY        IVY
                                       FUNDS VIP    FUNDS VIP  FUNDS VIP  FUNDS VIP     IVY
                                      REAL ESTATE   SCIENCE &  SMALL CAP  SMALL CAP  FUNDS VIP
                                       SECURITIES  TECHNOLOGY    GROWTH     VALUE      VALUE       TOTAL
                                      -----------  ----------  ---------  ---------  ---------  ----------
Operations:
   Investment income (loss) - net       $ 1,012         503         82         77        885       141,701
   Net realized gains (losses) on
      investments                        (1,664)      3,167       (351)      (318)      (586)     (136,044)
   Net change in unrealized
      appreciation or depreciation
      of investments                     14,796      40,574      4,980      6,514     11,447     3,485,194
                                        -------     -------     ------     ------     ------    ----------
Net increase (decrease) in net
   assets resulting from operations      14,144      44,244      4,711      6,273     11,746     3,490,851
                                        -------     -------     ------     ------     ------    ----------
Policy transactions (notes 3 and 6):
   Policy purchase payments              40,843     115,354     39,882     18,792     36,950    15,035,348
   Policy terminations, withdrawal
      payments and charges               (2,859)    (13,621)    (1,064)    (3,673)    (4,694)   (2,735,659)
                                        -------     -------     ------     ------     ------    ----------
Increase (decrease) in net assets
   from Policy transactions              37,984     101,733     38,818     15,119     32,256    12,299,689
                                        -------     -------     ------     ------     ------    ----------
Increase (decrease) in net assets        52,128     145,977     43,529     21,392     44,002    15,790,540
Net assets at the beginning of year       3,607      48,769      3,653      2,956      2,757     6,797,850
                                        -------     -------     ------     ------     ------    ----------
Net assets at the end of year           $55,735     194,746     47,182     24,348     46,759    22,588,390
                                        =======     =======     ======     ======     ======    ==========

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(1)  ORGANIZATION AND BASIS OF PRESENTATION

The Individual Variable Universal Life Account (the Account), was established on June 12, 2007 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on February 11, 2008. The Account currently offers policies consisting of fifty-four segregated sub-accounts to which policy owners may allocate their purchase. The Account charges a mortality and expense risk charge.

The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life.

Variable universal life policy owners allocate their purchase payments to one or more of the fifty-four segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., Alliance Bernstein Funds, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Funds, Ibbotson Funds, Janus Aspen Series, Van Kampen Funds, Vanguard Funds or Ivy Funds VIP, Inc. (collectively, the Underlying Funds). The Advantus Series Fund, Inc. was organized by Minnesota Life as the investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Advantus Series Fund, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with country-regionplaceU.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at fair value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in, first out (FIFO) basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios and other non-affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

There are no mortality and expense charges assessed through the daily unit value calculation. Mortality and expense charges are deducted from policy holders' accounts at each month-end as an account level charge. These charges are included in the cash value charges table as discussed below. The only income/expense item charged through the daily unit value calculation is the unit value credit. The unit value credit is available to policy holders at the discretion of the Company. The unit value credit is a pass through of revenue the Company receives from the advisors to the underlying funds and is intended to reduce expenses otherwise charged to the policies by the Company. This credit is expressed as a percentage of average annual portfolio assets held by the sub-account and ranges from 0.00 to 0.45 percent. The unit value credits assessed for the period ended December 31, 2010 is reported as a unit value credit on the statements of operations.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

A premium charge of up to 7 percent is deducted from each premium payment. This charge is intended to cover the costs of issuing the policy and includes the premium taxes that are sent to the state in which the policy is issued. Total premium charges for the period ended December 31, 2010 and 2009 amounted to $1,471,441 and $723,415, respectively.

In addition to deductions from premium payments, accumulation value charges, if any, are assessed from the actual accumulation value of each policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The following charges may be included in the accumulation value charges:

     A policy issue charge is assessed monthly for the first ten years following issuance of the policy and for the first ten years following any increase in the face amount. The minimum guaranteed charge is $0.04 per $1,000 of initial face amount or face amount increase and the maximum guaranteed charge is $0.53 per $1,000 of initial face amount or face amount increase.

     The monthly policy charge covers certain administrative charges and is $8 per month and is guaranteed not to exceed $12 per month, plus $0.0125 per $1,000 of face amount.

     The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 to $100 is assessed for each policy adjustment. A charge not to exceed $25 may be assessed for each transfer of actual cash value among the segregated sub-accounts.

     The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy.

     The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.03 percent of the accumulation value less policy loans for years one through ten of the Policy. The charge may be raised to 0.075 percent of the accumulation value.

     The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard.

     The surrender charge is equal to 1.40 times the lesser of 60 times the Policy issue charge for the initial face amount or the face amount increase as applicable, or the sum of any remaining Policy

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

     issue charges for the initial face amount or the face amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period.

See the table below for these charges.

Minnesota Life also assesses charges for the agreements purchased with the Policy. The following nine Agreements are available to provide supplemental insurance benefits under the Policy: Accelerated Benefit, Death Benefit Guarantee, Family Term - Children, Interest Accumulation Agreement, Overload Protection, Term Insurance, Waiver of Charges, Early Value Agreement and Waiver of Premium Agreement. The charges for these agreements are set forth in the prospectus.

To the extent the Account invests in the Advantus Series Fund, Inc. the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15 percent to 0.70 percent of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all of the portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25 percent of average daily net assets to Securian. Each Portfolio pays an annual fee ranging from 0.02 percent to 1.19 percent of net assets to State Street, Inc. for daily fund accounting services. Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

The total of cash value charges (which may include a policy issue charge, a monthly policy charge, certain transaction charges, a cost of insurance charge, mortality and expense risk charges, charges for sub-standard risks and surrender charges) for the period ended December 31, 2010 for each segregated sub-account is as follows:

                                                     2010       2009
                                                   --------   --------
Advantus Bond Class 1                              $ 13,959   $ 10,001
Advantus Index 400 Mid-Cap Class 1                    5,506      2,989
Advantus Index 500 Class 1                           10,023      4,574
Advantus International Bond Class 1                  11,661      6,686
Advantus Mortgage Securities Class 1                  5,636      4,266
Advantus Real Estate Securities Class 1              11,203      6,693
Alliance Bernstein International Value A              8,282      6,269
Fidelity VIP Equity-Income                           15,796      9,463
Fidelity VIP Mid-Cap                                 16,107      9,070
Franklin Small Cap Value Class 1                     25,551     14,542
Ibbotson Aggressive Growth Class 1                  158,977    103,743
Ibbotson Balanced Class 1                           146,297     89,924
Ibbotson Conservative Class 1                       145,333    120,532
Ibbotson Growth Class 1                             804,179    505,766
Ibbotson Income & Growth Class 1                     49,264     18,817
Janus Aspen Overseas                                 33,908     20,105
Janus placeAspen Large Cap Growth                    22,076     16,753
Van Kampen UIF Emerging Markets Equity               12,550      7,646
Vanguard Fund Balanced                               17,655     11,150
Vanguard Fund Capital Growth                         11,832      6,467
Vanguard Fund Diversified Value                       7,991      4,134
Vanguard Fund Equity Income                          20,550     12,837
Vanguard Fund High Yield Bond                         6,766      3,218
Vanguard Fund International                           7,165      3,339
Vanguard Fund Money Market                           34,912     17,064
Vanguard Fund Short-Term Inv Grade                    7,219      5,032
Vanguard Fund Small Co Growth                        15,941      7,890
Vanguard Fund Total Bond Market Index                15,513      8,210
Vanguard Fund Total Stock Market Index               11,356      4,438

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

                                                     2010       2009
                                                   --------   --------
Ivy Funds VIP Pathfinder Aggressive                $ 46,246   $ 26,152
Ivy Funds VIP Asset Strategy                         90,606     42,887
Ivy Funds VIP Balanced                                  586        479
Ivy Funds VIP Bond                                    4,075      1,511
Ivy Funds VIP Pathfinder Conservative                 1,511      1,085
Ivy Funds VIP Core Equity                             6,922      3,065
Ivy Funds VIP Dividend Income                         3,625      2,188
Ivy Funds VIP Energy                                  3,640      2,737
Ivy Funds VIP Global Natural Resources               26,437     14,612
Ivy Funds VIP Growth                                 10,848      5,967
Ivy Funds VIP High Income                             4,653      2,621
Ivy Funds VIP International Growth                    6,706      2,427
Ivy Funds VIP International Value                    13,169      6,717
Ivy Funds VIP Micro-Cap Growth                        2,314        699
Ivy Funds VIP Mid Cap Growth                          2,965      1,059
Ivy Funds VIP Pathfinder Moderate                    52,689     23,500
Ivy Funds VIP Pathfinder Moderately Aggressive      111,837     40,546
Ivy Funds VIP Pathfinder Moderately Conservative     10,864      4,605
Ivy Funds VIP Money Market                           10,295      9,916
Ivy Funds VIP Mortgage Securities                       122        439
Ivy Funds VIP Real Estate Securities                  1,784        914
Ivy Funds VIP Science & Technology                   14,178      7,610
Ivy Funds VIP Small Cap Growth                        2,713        827
Ivy Funds VIP Small Cap Value                         1,663        672
Ivy Funds VIP Value                                   1,551        957

(4)  FAIR VALUE MEASUREMENTS

The Account adopted Financial Accounting Standards Board (FASB) ASC 820, Fair Value Measurements, effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

The fair value of the Account's financial assets and financial liabilities has been determined using available market information as of December 31, 2010 and 2009. Although the Account is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

The Account is required to categorize its financial assets and financial liabilities recorded on the balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(4)  FAIR VALUE MEASUREMENTS - CONTINUED

fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2 - Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

Level 3 - Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

For the year ended December 31, 2010, all investments in the Account were valued using Level 1 inputs. There were no Level 2 or Level 3 inputs used to value the investments during the period.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(5)  INVESTMENT TRANSACTIONS

     The Account's purchases of the Underlying Fund's shares, including reinvestment of dividend distributions, were as follows during the year ended December 31, 2010:

Advantus Bond Class 1                              $  134,274
Advantus Index 400 Mid-Cap Class 1                     70,252
Advantus Index 500 Class 1                            155,663
Advantus International Bond Class 1                   148,914
Advantus Mortgage Securities Class 1                   83,581
Advantus Real Estate Securities Class 1               140,363
Alliance Bernstein International Value A               91,818
Fidelity VIP Equity-Income                            169,466
Fidelity VIP Mid-Cap                                  192,053
Franklin Small Cap Value                              263,531
Ibbotson Aggressive Growth Class 1                  2,138,177
Ibbotson Balanced Class 1                           1,191,966
Ibbotson Conservative Class 1                         538,463
Ibbotson Growth Class 1                             6,333,890
Ibbotson Income & Growth Class 1                      674,461
Janus Aspen Overseas                                  318,000
Janus Aspen Large Cap Growth                          173,433
Van Kampen UIF Emerging Markets Equity                149,556
Vanguard Fund Balanced                                146,047
Vanguard Fund Capital Growth                          116,816
Vanguard Fund Diversified Value                        94,424
Vanguard Fund Equity Income                           217,216
Vanguard Fund High Yield Bond                         102,473
Vanguard Fund International                           117,805
Vanguard Fund Money Market                            218,509
Vanguard Fund Short-Term Inv Grade                     71,571
Vanguard Fund Small Co Growth                         166,000
Vanguard Fund Total Bond Market Index                 258,337
Vanguard Fund Total Stock Market Index                110,550
Ivy Funds VIP Pathfinder Aggressive                   638,470
Ivy Funds VIP Asset Strategy                          926,031
Ivy Funds VIP Balanced                                  5,204
Ivy Funds VIP Bond                                     79,148
Ivy Funds VIP Pathfinder Conservative                   3,870
Ivy Funds VIP Core Equity                             137,295
Ivy Funds VIP Dividend Income                          36,840
Ivy Funds VIP Energy                                   43,475
Ivy Funds VIP Global Natural Resources                285,540
Ivy Funds VIP Growth                                  170,013
Ivy Funds VIP High Income                              66,296
Ivy Funds VIP International Growth                     93,174
Ivy Funds VIP International Value                     161,933
Ivy Funds VIP Micro-Cap Growth                         49,936
Ivy Funds VIP Mid Cap Growth                           44,781
Ivy Funds VIP Pathfinder Moderate                     776,136
Ivy Funds VIP Pathfinder Moderately Aggressive      1,463,906
Ivy Funds VIP Pathfinder Moderately Conservative      115,943
Ivy Funds VIP Money Market                             27,100
Ivy Funds VIP Mortgage Securities                       1,552
Ivy Funds VIP Real Estate Securities                   24,202
Ivy Funds VIP Science & Technology                    163,878
Ivy Funds VIP Small Cap Growth                         42,881
Ivy Funds VIP Small Cap Value                          30,454
Ivy Funds VIP Value                                    20,721

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

     Transactions in units for each segregated sub-account for the years ended December 31, 2010 and 2009 were as follows:

                                                          SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------
                                                   ADVANTUS   ADVANTUS      ADVANTUS      ADVANTUS
                                       ADVANTUS   INDEX 400     INDEX    INTERNATIONAL    MORTGAGE
                                         BOND      MID-CAP       500          BOND       SECURITIES
                                        CLASS 1    CLASS 1     CLASS 1      CLASS 1        CLASS 1
                                       --------   ---------   --------   -------------   ----------
Units outstanding at
   December 31, 2008                    132,447     35,144     34,865        58,953        56,324
   Contract purchase payments           173,744    110,729    133,635        67,402        68,572
   Contract terminations, withdrawal
      payments and charges             (112,487)   (51,448)   (19,412)      (11,558)      (41,878)
                                       --------    -------    -------       -------       -------
Units outstanding at
   December 31, 2009                    193,704     94,425    149,088       114,797        83,018
   Contract purchase payments           125,022     68,755    172,986       112,466        84,898
   Contract terminations, withdrawal
      payments and charges              (17,502)   (11,381)   (70,178)      (14,429)      (11,454)
                                       --------    -------    -------       -------       -------
Units outstanding at
   December 31, 2010                    301,224    151,799    251,896       212,834       156,462
                                       ========    =======    =======       =======       =======

                                                               SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------------------
                                         ADVANTUS       ALLIANCE
                                       REAL ESTATE     BERNSTEIN                                    FRANKLIN
                                        SECURITIES   INTERNATIONAL    FIDELITY VIP   FIDELITY VIP   SMALL CAP
                                         CLASS 1        VALUE A      EQUITY-INCOME      MID-CAP       VALUE
                                       -----------   -------------   -------------   ------------   ---------
Units outstanding at
   December 31, 2008                      55,193         58,179          91,201        106,645       142,495
   Contract purchase payments            108,756         85,824         158,994        155,923       190,604
   Contract terminations, withdrawal
      payments and charges                (7,958)       (11,328)        (12,615)       (14,517)      (49,236)
                                         -------        -------         -------        -------       -------
Units outstanding at
   December 31, 2009                     155,991        132,675         237,580        248,051       283,863
   Contract purchase payments            141,881        120,577         193,565        180,818       258,460
   Contract terminations, withdrawal
      payments and charges               (18,449)       (23,752)        (38,044)       (36,763)      (41,421)
                                         -------        -------         -------        -------       -------
Units outstanding at
   December 31, 2010                     279,423        229,500         393,101        392,106       500,902
                                         =======        =======         =======        =======       =======

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                          SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------------
                                        IBBOTSON                                            IBBOTSON
                                       AGGRESSIVE    IBBOTSON     IBBOTSON      IBBOTSON    INCOME &
                                         GROWTH      BALANCED   CONSERVATIVE     GROWTH      GROWTH
                                         CLASS 1     CLASS 1       CLASS 1       CLASS 1     CLASS 1
                                       ----------   ---------   ------------   ----------   --------
Units outstanding at
   December 31, 2008                     847,279      370,184      312,411      3,974,359     62,038
   Contract purchase payments          1,831,708      928,129    1,070,148      5,864,016    415,479
   Contract terminations, withdrawal
      payments and charges              (266,312)    (137,269)    (353,126)      (324,162)  (163,701)
                                       ---------    ---------    ---------     ----------   --------
Units outstanding at
   December 31, 2009                   2,412,675    1,161,044    1,029,433      9,514,213    313,816
   Contract purchase payments          2,301,052    1,171,233      493,195      6,428,094    656,046
   Contract terminations, withdrawal
      payments and charges              (308,273)    (254,851)    (388,163)      (372,279)  (127,371)
                                       ---------    ---------    ---------     ----------   --------
Units outstanding at
   December 31, 2010                   4,405,454    2,077,426    1,134,465     15,570,028    842,491
                                       =========    =========    =========     ==========   ========

                                                           SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------
                                                                    VAN KAMPEN               VANGUARD
                                                     JANUS ASPEN   UIF EMERGING   VANGUARD     FUND
                                       JANUS ASPEN    LARGE CAP       MARKETS       FUND      CAPITAL
                                         OVERSEAS       GROWTH        EQUITY      BALANCED    GROWTH
                                       -----------   -----------   ------------   --------   --------
Units outstanding at
   December 31, 2008                     267,314       145,269        71,890       63,541     63,825
   Contract purchase payments            271,901       208,266       133,203       80,574     73,215
   Contract terminations, withdrawal
      payments and charges               (84,346)      (56,140)      (34,601)     (12,678)    (8,768)
                                         -------       -------       -------      -------    -------
Units outstanding at
   December 31, 2009                     454,869       297,395       170,492      131,437    128,272
   Contract purchase payments            298,642       180,594       163,562      137,758    110,145
   Contract terminations, withdrawal
      payments and charges               (47,769)      (36,390)      (23,684)     (53,933)    (9,339)
                                         -------       -------       -------      -------    -------
Units outstanding at
   December 31, 2010                     705,742       441,599       310,370      215,262    229,078
                                         =======       =======       =======      =======    =======

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                           SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------
                                         VANGUARD    VANGUARD    VANGUARD                    VANGUARD
                                           FUND        FUND        FUND         VANGUARD       FUND
                                       DIVERSIFIED    EQUITY    HIGH YIELD        FUND         MONEY
                                          VALUE       INCOME       BOND      INTERNATIONAL    MARKET
                                       -----------   --------   ----------   -------------   --------
Units outstanding at
   December 31, 2008                      41,407      178,074     45,284         40,005        60,323
   Contract purchase payments             81,445      137,587     39,294         91,034       902,650
   Contract terminations, withdrawal
      payments and charges                (8,672)    (123,460)    (5,368)       (12,893)     (103,384)
                                         -------     --------    -------        -------      --------
Units outstanding at
   December 31, 2009                     114,180      192,201     79,210        118,146       859,589
   Contract purchase payments            102,123      230,968     80,350        126,660       210,356
   Contract terminations, withdrawal
      payments and charges                (8,405)     (39,433)    (7,433)       (14,305)     (390,121)
                                         -------     --------    -------        -------      --------
Units outstanding at
   December 31, 2010                     207,898      383,736    152,127        230,501       679,824
                                         =======     ========    =======        =======      ========

                                                            SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------------
                                        VANGUARD    VANGUARD     VANGUARD       VANGUARD      IVY FUNDS
                                          FUND        FUND         FUND           FUND           VIP
                                       SHORT-TERM   SMALL CO    TOTAL BOND     TOTAL STOCK   PATHFINDER
                                        INV GRADE    GROWTH    MARKET INDEX   MARKET INDEX   AGGRESSIVE
                                       ----------   --------   ------------   ------------   ----------
Units outstanding at
   December 31, 2008                      76,370     95,336        79,761        35,859        236,251
   Contract purchase payments            136,368    101,294       115,436        99,230        529,106
   Contract terminations, withdrawal
      payments and charges              (107,272)   (33,114)      (45,888)       (7,381)       (35,955)
                                        --------    -------       -------       -------      ---------
Units outstanding at
   December 31, 2009                     105,466    163,516       149,309       127,708        729,402
   Contract purchase payments             60,558    154,142       216,501       113,935        645,960
   Contract terminations, withdrawal
      payments and charges                (9,262)   (19,509)      (25,827)      (29,354)       (81,726)
                                        --------    -------       -------       -------      ---------
Units outstanding at
   December 31, 2010                     156,762    298,149       339,983       212,289      1,293,636
                                        ========    =======       =======       =======      =========

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                             SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------
                                                                                 IVY FUNDS
                                       IVY FUNDS VIP   IVY FUNDS   IVY FUNDS        VIP        IVY FUNDS
                                           ASSET          VIP         VIP       PATHFINDER        VIP
                                          STRATEGY      BALANCED      BOND     CONSERVATIVE   CORE EQUITY
                                       -------------   ---------   ---------   ------------   -----------
Units outstanding at
   December 31, 2008                       232,558       9,473        7,141        3,055         43,800
   Contract purchase payments              741,421       1,810       34,841        3,590        173,072
   Contract terminations, withdrawal
      payments and charges                 (40,506)       (841)      (3,795)      (1,042)      (101,962)
                                         ---------      ------      -------       ------       --------
Units outstanding at
   December 31, 2009                       933,473      10,442       38,187        5,603        114,910
   Contract purchase payments              942,020       4,813       67,380        3,649        138,788
   Contract terminations, withdrawal
      payments and charges                 (47,707)       (745)      (2,764)      (1,802)        (5,717)
                                         ---------      ------      -------       ------       --------
Units outstanding at
   December 31, 2010                     1,827,786      14,510      102,803        7,450        247,981
                                         =========      ======      =======       ======       ========

                                                          SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------------
                                                                   IVY FUNDS
                                                                      VIP                  IVY FUNDS
                                       IVY FUNDS VIP   IVY FUNDS     GLOBAL    IVY FUNDS      VIP
                                          DIVIDEND        VIP       NATURAL       VIP         HIGH
                                           INCOME        ENERGY    RESOURCES     GROWTH      INCOME
                                       -------------   ---------   ---------   ---------   ---------
Units outstanding at
   December 31, 2008                       21,149         9,313     129,858     129,407      18,675
   Contract purchase payments              67,918        54,914     269,876     180,206      47,254
   Contract terminations, withdrawal
      payments and charges                (10,640)       (5,909)    (16,649)   (122,305)     (5,954)
                                          -------       -------     -------    --------     -------
Units outstanding at
   December 31, 2009                       78,427        58,318     383,085     187,308      59,975
   Contract purchase payments              44,380        59,253     387,262     177,282      47,383
   Contract terminations, withdrawal
      payments and charges                 (5,291)      (11,108)    (30,170)    (34,725)     (5,358)
                                          -------       -------     -------    --------     -------
Units outstanding at
   December 31, 2010                      117,516       106,463     740,177     329,865     102,000
                                          =======       =======     =======    ========     =======

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                             SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------
                                                         IVY FUNDS     IVY FUNDS   IVY FUNDS    IVY FUNDS
                                       IVY FUNDS VIP        VIP           VIP         VIP          VIP
                                       INTERNATIONAL   INTERNATIONAL   MICRO-CAP    MID CAP    PATHFINDER
                                           GROWTH          VALUE         GROWTH      GROWTH     MODERATE
                                       -------------   -------------   ---------   ---------   ----------
Units outstanding at
   December 31, 2008                       13,882          91,480         6,427       5,808      320,486
   Contract purchase payments             126,676         111,341        58,502      61,175      408,558
   Contract terminations, withdrawal
      payments and charges                 (5,039)        (53,281)       (2,129)     (2,101)    (287,643)
                                          -------         -------       -------     -------    ---------
Units outstanding at
   December 31, 2009                      135,519         149,540        62,800      64,882      441,401
   Contract purchase payments             116,025         169,497        48,141      41,184      785,452
   Contract terminations, withdrawal
      payments and charges                (15,915)        (12,630)       (8,115)     (5,842)     (69,439)
                                          -------         -------       -------     -------    ---------
Units outstanding at
   December 31, 2010                      235,629         306,407       102,826     100,224    1,157,414
                                          =======         =======       =======     =======    =========

                                                             SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------------------
                                                         IVY FUNDS
                                       IVY FUNDS VIP        VIP       IVY FUNDS    IVY FUNDS    IVY FUNDS
                                         PATHFINDER     PATHFINDER       VIP          VIP          VIP
                                         MODERATELY     MODERATELY      MONEY      MORTGAGE    REAL ESTATE
                                         AGGRESSIVE    CONSERVATIVE     MARKET    SECURITIES    SECURITIES
                                       -------------   ------------   ---------   ----------   -----------
Units outstanding at
   December 31, 2008                       193,801          3,000       22,842       8,636        6,117
   Contract purchase payments              971,445        144,432       46,299       3,522       74,742
   Contract terminations, withdrawal
      payments and charges                (101,610)       (19,371)     (46,811)       (980)      (4,738)
                                         ---------        -------      -------     -------       ------
Units outstanding at
   December 31, 2009                     1,063,636        128,061       22,330      11,178       76,121
   Contract purchase payments            1,472,787        110,973       26,181       1,185       27,841
   Contract terminations, withdrawal
      payments and charges                (179,917)       (10,778)     (21,628)    (12,363)      (8,126)
                                         ---------        -------      -------     -------       ------
Units outstanding at
   December 31, 2010                     2,356,506        228,256       26,883          --       95,836
                                         =========        =======      =======     =======       ======

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                    SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------
                                                       IVY FUNDS   IVY FUNDS
                                       IVY FUNDS VIP      VIP         VIP      IVY FUNDS
                                         SCIENCE &     SMALL CAP   SMALL CAP      VIP
                                         TECHNOLOGY      GROWTH      VALUE       VALUE
                                       -------------   ---------   ---------   ---------
Units outstanding at
   December 31, 2008                       67,583        5,302       3,867       4,006
   Contract purchase payments             133,680       46,697      24,960      55,567
   Contract terminations, withdrawal
      payments and charges                (14,476)      (1,379)     (4,262)     (6,151)
                                          -------       ------      ------      ------
Units outstanding at
   December 31, 2009                      186,787       50,620      24,565      53,422
   Contract purchase payments             146,781       42,431      28,421      21,867
   Contract terminations, withdrawal
      payments and charges                (12,021)      (4,990)     (2,576)     (2,964)
                                          -------       ------      ------      ------
Units outstanding at
   December 31, 2010                      321,547       88,061      50,410      72,325
                                          =======       ======      ======      ======

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS

     A summary of units outstanding, unit values, net assets, ratios, and total return for variable life policies for the years ended December 31, 2010. 2009 and period ended 2008 is as follows:

                                        AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                              ----------------------------------  -----------------------------------------------
                                 UNITS     UNIT FAIR                INVESTMENT
                              OUTSTANDING    VALUE    NET ASSETS  INCOME RATIO*  EXPENSE RATIO**  TOTAL RETURN***
                              -----------  ---------  ----------  -------------  ---------------  ---------------
Advantus Bond Class 1
   2010                           301,224     1.10       331,464      0.00%           -0.05%            9.74%
   2009                           193,703     1.00       194,227      0.00%           -0.05%           15.91%
   2008(a)                        132,447     0.87       114,574      0.00%           -0.05%          315.18%

Advantus Index 400 Mid-Cap
   Class 1
   2010                           151,799     1.18       178,904      0.00%           -0.05%           26.31%
   2009                            94,425     0.93        88,107      0.00%           -0.05%           36.84%
   2008(a)                         35,144     0.68        23,965      0.00%           -0.05%           77.92%

Advantus Index 500 Class 1
   2010                           251,896     1.00       251,576      0.00%           -0.10%           14.94%
   2009                           149,088     0.87       129,546      0.00%           -0.10%           26.30%
   2008(a)                         34,865     0.69        23,986      0.00%           -0.10%          391.28%

Advantus International Bond
   Class 1
   2010                           212,834     1.38       293,108      0.00%            0.00%           14.19%
   2009                           114,797     1.21       138,452      0.00%            0.00%           17.85%
   2008(a)                         58,953     1.02        60,330      0.00%            0.00%           87.61%

Advantus Mortgage Securities
   Class 1
   2010                           156,462     1.01       157,452      0.00%           -0.05%            7.08%
   2009                            83,018     0.94        78,022      0.00%           -0.05%            8.37%
   2008(a)                         56,324     0.87        48,844      0.00%           -0.05%          304.17%
Advantus Real Estate Securities Class 1
   2010                           279,423     1.10       307,747      0.00%           -0.10%           29.36%
   2009                           155,991     0.85       132,813      0.00%           -0.10%           25.03%
   2008(a)                         55,193     0.68        37,583      0.00%           -0.10%           88.06%

Alliance Bernstein International Value A
   2010                           229,500     0.78       178,162      3.76%           -0.15%            4.75%
   2009                           132,675     0.74        98,327      1.89%           -0.15%           34.88%
   2008(a)                         58,179     0.55        31,967      0.64%           -0.15%           34.14%

Fidelity VIP Equity-Income
   2010                           393,101     0.94       370,081      2.27%           -0.10%           15.26%
   2009                           237,580     0.82       194,047      3.17%           -0.10%           30.34%
   2008(a)                         91,201     0.63        57,152      6.69%           -0.10%          419.70%

Fidelity VIP Mid-Cap
   2010                           392,106     1.21       473,284      0.58%           -0.10%           28.96%
   2009                           248,051     0.94       232,162      0.92%           -0.10%           40.23%
   2008(a)                        106,645     0.67        71,182      0.85%           -0.10%          147.68%

Franklin Small Cap Value
   Cl 1
   2010                           500,902     1.18       589,562      0.87%           -0.15%           28.68%
   2009                           283,863     0.91       259,623      1.83%           -0.15%           29.74%
   2008(a)                        142,495     0.71       100,441      0.68%           -0.15%           44.51%

Ibbotson Aggressive Growth
   Class 1
   2010                         4,405,454     1.03     4,531,566      0.63%           -0.12%           15.72%
   2009                         2,412,675     0.88     2,144,664      0.00%           -0.12%           24.25%
   2008(a)                        847,279     0.69       588,735      1.49%           -0.12%          -35.87%

Ibbotson Balanced Class 1
   2010                         2,077,426     1.07     2,229,083      0.96%           -0.12%           11.98%
   2009                         1,161,044     0.95     1,112,592      0.00%           -0.12%           18.84%
   2008(a)                        370,184     0.80       295,937      4.44%           -0.12%          -22.06%

Ibbotson Conservative Class 1
   2010                         1,134,465     1.10     1,243,741      1.37%           -0.12%            6.79%
   2009                         1,029,433     1.02     1,056,689      0.00%           -0.12%            8.01%
   2008(a)                        312,411     0.94       294,974      2.44%           -0.12%           -1.24%

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                        AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                              ----------------------------------  -----------------------------------------------
                                 UNITS     UNIT FAIR                INVESTMENT
                              OUTSTANDING    VALUE    NET ASSETS  INCOME RATIO*  EXPENSE RATIO**  TOTAL RETURN***
                              -----------  ---------  ----------  -------------  ---------------  ---------------
Ibbotson Growth Class 1
   2010                        15,570,028     1.06    16,430,931      0.97%           -0.12%           14.32%
   2009                         9,514,213     0.92     8,782,912      0.00%           -0.12%           27.35%
   2008(a)                      3,974,359     0.74     2,933,671      0.22%           -0.12%          -30.48%

Ibbotson Income & Growth Class 1
   2010                           842,491     1.08       912,243      0.70%           -0.12%            9.17%
   2009                           313,816     0.98       311,770      0.00%           -0.12%           12.62%
   2008(a)                         62,038     0.87        54,133      8.82%           -0.12%          -12.22%

Janus Aspen Overseas
   2010                           705,742     1.19       837,058      0.74%           -0.10%           25.43%
   2009                           454,869     0.95       430,113      0.60%           -0.10%           79.74%
   2008(a)                        267,314     0.53       140,638      0.68%           -0.10%          281.64%

Janus Aspen Large Cap Growth
   2010                           441,599     1.04       460,411      1.14%           -0.10%           14.53%
   2009                           297,395     0.91       270,500      0.56%           -0.10%           36.49%
   2008(a)                        145,269     0.67        96,809      1.09%           -0.10%          109.37%

Van Kampen UIF Emerging Markets Equity
   2010                           310,370     1.02       317,357      0.54%           -0.35%           19.36%
   2009                           170,492     0.86       146,052      0.00%           -0.35%           70.72%
   2008(a)                         71,890     0.50        36,076      0.00%           -0.35%           57.32%

Vanguard Fund Balanced
   2010                           215,262     1.11       238,074      2.71%            0.00%           11.02%
   2009                           131,437     1.00       130,940      3.67%            0.00%           22.90%
   2008(a)                         63,541     0.81        51,506      0.33%            0.00%          329.82%

Vanguard Fund Capital Growth
   2010                           229,078     1.13       258,408      0.77%            0.00%           13.08%
   2009                           128,271     1.00       127,958      0.77%            0.00%           34.30%
   2008(a)                         63,825     0.74        47,409      0.21%            0.00%           42.71%

Vanguard Fund Diversified Value
   2010                           207,898     0.96       199,764      2.11%            0.00%            9.33%
   2009                           114,180     0.88       100,347      3.71%            0.00%           26.93%
   2008(a)                         41,407     0.69        28,671      1.01%            0.00%           26.94%

Vanguard Fund Equity Income
   2010                           383,736     1.00       384,455      2.44%            0.00%           14.71%
   2009                           192,201     0.87       167,865      4.53%            0.00%           16.77%
   2008(a)                        178,074     0.75       133,187      0.27%            0.00%          212.53%

Vanguard Fund High Yield Bond
   2010                           152,127     1.24       189,193      5.87%            0.00%           12.11%
   2009                            79,210     1.11        87,873      6.68%            0.00%           38.85%
   2008(a)                         45,284     0.80        36,181      1.53%            0.00%           50.84%

Vanguard Fund International
   2010                           230,501     1.04       240,458      1.24%            0.00%           15.72%
   2009                           118,146     0.90       106,504      2.68%            0.00%           42.78%
   2008(a)                         40,005     0.63        25,257      0.57%            0.00%          100.45%

Vanguard Fund Money Market
   2010                           679,824     1.03       701,402      0.23%            0.00%            0.23%
   2009                           859,589     1.03       884,811      0.37%            0.00%            0.61%
   2008(a)                         60,323     1.02        61,713      2.20%            0.00%          103.52%

Vanguard Fund Short-Term Inv Grade
   2010                           156,762     1.14       178,175      2.61%            0.00%            5.22%
   2009                           105,466     1.08       113,925      3.24%            0.00%           13.86%
   2008(a)                         76,371     0.95        72,454      0.99%            0.00%           46.90%

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                        AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                              ----------------------------------  -----------------------------------------------
                                 UNITS     UNIT FAIR                INVESTMENT
                              OUTSTANDING    VALUE    NET ASSETS  INCOME RATIO*  EXPENSE RATIO**  TOTAL RETURN***
                              -----------  ---------  ----------  -------------  ---------------  ---------------
Vanguard Fund Small Co Growth
   2010                           298,149     1.26       376,743      0.27%            0.00%           31.79%
   2009                           163,516     0.96       156,783      0.93%            0.00%           39.38%
   2008(a)                         95,336     0.69        65,585      0.08%            0.00%          113.79%

Vanguard Fund Total Bond Market Index
   2010                           339,983     1.17       396,772      2.74%            0.00%            6.50%
   2009                           149,309     1.10       163,614      3.25%            0.00%            5.94%
   2008(a)                         79,761     1.03        82,502      0.53%            0.00%          207.01%

Vanguard Fund Total Stock Market Index
   2010                           212,289     1.03       218,234      1.67%            0.00%           17.11%
   2009                           127,708     0.88       112,104      0.06%            0.00%           28.25%
   2008(a)                         35,859     0.68        24,543      0.59%            0.00%           16.54%

Ivy Funds VIP Pathfinder Aggressive
   2010                         1,293,636     1.05     1,360,036      1.06%           -0.45%           16.05%
   2009                           729,402     0.91       660,797      0.39%           -0.45%           23.87%
   2008(a)                        236,251     0.73       172,783      0.00%           -0.45%          -23.53%

Ivy Funds VIP Asset Strategy
   2010                         1,827,786     1.04     1,907,587      0.98%           -0.45%            9.16%
   2009                           933,473     0.96       892,442      0.30%           -0.45%           25.61%
   2008(a)                        232,558     0.76       177,008      1.37%           -0.45%          306.65%

Ivy Funds VIP Balanced
   2010                            14,510     1.07        15,597      1.87%           -0.45%           17.63%
   2009                            10,442     0.91         9,538      1.98%           -0.45%           13.74%
   2008(b)                          9,473     0.80         7,611      0.22%           -0.45%          161.74%

Ivy Funds VIP Bond
   2010                           102,803     1.16       119,027      2.38%           -0.45%            6.52%
   2009                            38,187     1.09        41,518      3.76%           -0.45%            7.65%
   2008(b)                          7,141     1.01         7,213      0.18%           -0.45%          314.59%

Ivy Funds VIP Pathfinder Conservative
   2010                             7,450     1.08         8,040      1.03%           -0.45%            9.87%
   2009                             5,603     0.98         5,503      0.07%           -0.45%           13.46%
   2008(b)                          3,055     0.87         2,646      0.00%           -0.45%          -10.61%

Ivy Funds VIP Core Equity
   2010                           247,981     1.11       275,188      0.81%           -0.45%           21.44%
   2009                           114,910     0.91       105,007      0.61%           -0.45%           24.58%
   2008(a)                         43,800     0.73        32,129      1.18%           -0.45%          269.81%

Ivy Funds VIP Dividend Income
   2010                           117,516     0.91       107,499      1.06%           -0.45%           16.89%
   2009                            78,427     0.78        61,374      0.93%           -0.45%           18.42%
   2008(b)                         21,149     0.66        13,977      0.27%           -0.45%           10.22%

Ivy Funds VIP Energy
   2010                           106,463     0.86        91,906      0.23%           -0.45%           22.50%
   2009                            58,318     0.70        41,096      0.00%           -0.45%           41.12%
   2008(b)                          9,313     0.50         4,652      0.19%           -0.45%          -23.15%

Ivy Funds VIP Global Natural Resources
   2010                           740,177     0.88       647,816      0.00%           -0.45%           17.59%
   2009                           383,085     0.74       285,123      0.00%           -0.45%           74.43%
   2008(a)                        129,858     0.43        55,414      4.99%           -0.45%          -11.06%

Ivy Funds VIP Growth
   2010                           329,865     1.03       341,019      0.57%           -0.45%           13.09%
   2009                           187,308     0.91       171,234      0.41%           -0.45%           27.65%
   2008(a)                        129,407     0.72        92,680      0.00%           -0.45%          639.31%

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                        AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                              ----------------------------------  -----------------------------------------------
                                 UNITS     UNIT FAIR                INVESTMENT
                              OUTSTANDING    VALUE    NET ASSETS  INCOME RATIO*  EXPENSE RATIO**  TOTAL RETURN***
                              -----------  ---------  ----------  -------------  ---------------  ---------------
Ivy Funds VIP High Income
   2010                           102,000     1.33       135,207      6.90%           -0.45%           15.38%
   2009                            59,975     1.15        68,906      7.60%           -0.45%           47.08%
   2008(a)                         18,675     0.78        14,587      2.11%           -0.45%          273.89%

Ivy Funds VIP International Growth
   2010                           235,629     0.89       210,826      0.87%           -0.45%           15.30%
   2009                           135,519     0.78       105,162      1.16%           -0.45%           27.47%
   2008(a)                         13,882     0.61         8,452      0.68%           -0.45%          134.13%

Ivy Funds VIP International Value
   2010                           306,407     1.06       324,850      1.22%           -0.45%           14.61%
   2009                           149,540     0.93       138,336      3.62%           -0.45%           37.59%
   2008(b)                         91,480     0.67        61,509      2.67%           -0.45%          245.07%

Ivy Funds VIP Micro-Cap Growth
   2010                           102,826     1.23       126,109      0.00%           -0.45%           41.49%
   2009                            62,800     0.87        54,438      0.00%           -0.45%           41.93%
   2008(b)                          6,427     0.61         3,928      0.00%           -0.45%           29.71%

Ivy Funds VIP Mid Cap Growth
   2010                           100,224     1.31       130,929      0.03%           -0.45%           32.15%
   2009                            64,882     0.99        64,141      0.00%           -0.45%           47.32%
   2008(b)                          5,808     0.67         3,899      0.06%           -0.45%           -3.84%

Ivy Funds VIP Pathfinder Moderate
   2010                         1,157,414     1.07     1,238,577      0.63%           -0.45%           13.14%
   2009                           441,401     0.95       417,513      0.18%           -0.45%           18.49%
   2008(b)                        320,486     0.80       255,847      0.00%           -0.45%          -18.43%

Ivy Funds VIP Pathfinder Moderately Aggressive
   2010                         2,356,506     1.07     2,512,962      0.74%           -0.45%           14.98%
   2009                         1,063,636     0.93       986,502      0.21%           -0.45%           21.25%
   2008(b)                        193,801     0.76       148,247      0.00%           -0.45%          -19.42%

Ivy Funds VIP Pathfinder Moderately Conservative
   2010                           228,256     1.07       245,171      0.91%           -0.45%           11.47%
   2009                           128,061     0.96       123,400      0.13%           -0.45%           15.64%
   2008(b)                          3,000     0.83         2,501      0.00%           -0.45%          -13.48%

Ivy Funds VIP Money Market
   2010                            26,883     1.03        27,996      0.06%           -0.45%            0.52%
   2009                            22,330     1.04        23,166      1.76%           -0.45%            1.47%
   2008(b)                         22,842     1.01        23,156      1.03%           -0.45%          172.26%

Ivy Funds VIP Real Estate Securities
   2010                            95,836     0.95        90,580      1.80%           -0.45%           29.09%
   2009                            76,121     0.73        55,735      2.92%           -0.45%           24.18%
   2008(b)                          6,117     0.59         3,607      1.10%           -0.45%            4.84%

Ivy Funds VIP Science & Technology
   2010                           321,547     1.18       379,709      0.00%           -0.45%           13.26%
   2009                           186,787     1.04       194,746      0.00%           -0.45%           44.49%
   2008(a)                         67,583     0.72        48,769      0.00%           -0.45%          309.32%

Ivy Funds VIP Small Cap Growth
   2010                            88,061     1.21       106,235      0.00%           -0.45%           29.43%
   2009                            50,620     0.93        47,182      0.19%           -0.45%           35.33%
   2008(b)                          5,302     0.69         3,653      0.00%           -0.45%          251.68%

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                        AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                              ----------------------------------  -----------------------------------------------
                                 UNITS     UNIT FAIR                INVESTMENT
                              OUTSTANDING    VALUE    NET ASSETS  INCOME RATIO*  EXPENSE RATIO**  TOTAL RETURN***
                              -----------  ---------  ----------  -------------  ---------------  ---------------
Ivy Funds VIP Small Cap Value
   2010                            50,410     1.26        63,442      0.07%           -0.45%           26.98%
   2009                            24,565     0.99        24,348      0.00%           -0.45%           29.73%
   2008(b)                          3,867     0.76         2,956      0.26%           -0.45%           72.05%

Ivy Funds VIP Value
   2010                            72,325     1.04        75,483      0.86%           -0.45%           19.24%
   2009                            53,422     0.88        46,759      2.13%           -0.45%           27.21%
   2008(b)                          4,006     0.69         2,757      0.32%           -0.45%            8.91%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or for the effective date through the end of the reporting period.

*** These amounts represent the total return for the period indicated, including changed in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in the a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

(a) For the period from February 12, 2008 (Commencement of operations) to December 31, 2008.

(b) For the period from May 13, 2008 (Commencement of operations) to December 31, 2008.

              MINNESOTA LIFE INSURANCE COMPANY
                      AND SUBSIDIARIES


             Consolidated Financial Statements
                And Supplementary Schedules

             December 31, 2010, 2009 and 2008

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholder
Minnesota Life Insurance Company:



We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

As discussed in note 4 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investment securities due to the adoption of FASB Staff Position No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments," (included in FASB ASC Topic 320, "Investments-Debt and Equity Securities"), as of January 1, 2009.

/s/ KPMG

March 7, 2011

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     Consolidated Balance Sheets
                      December 31, 2010 and 2009
                            (In thousands)

ASSETS                                                                                 2010                         2009
                                                                                 --------------           --------------
Fixed maturity securities:
  Available-for-sale, at fair value (amortized cost $8,683,191 and $7,886,327)   $    9,140,051           $    7,965,268
Equity securities, at fair value (cost $185,274 and $242,238)                           216,820                  283,105
Mortgage loans, net                                                                   1,276,154                1,263,581
Finance receivables, net                                                                197,856                  190,925
Policy loans                                                                            339,127                  340,362
Alternative investments (cost $447,022 and $445,213)                                    506,294                  470,424
Fixed maturity securities on loan, at fair value
  (amortized cost $51,469 and $58,530)                                                   54,071                   58,891
Equity securities on loan, at fair value (cost $8,624 and $15,563)                       10,284                   19,362
Derivative instruments                                                                  165,290                   47,469
Other invested assets                                                                    59,688                   54,816
                                                                                 --------------           --------------
  Total investments                                                                  11,965,635               10,694,203

Cash and cash equivalents                                                               336,321                  325,482
Securities held as collateral                                                            33,274                   40,170
Deferred policy acquisition costs                                                       887,142                  892,801
Accrued investment income                                                               110,267                   97,172
Premiums and fees receivable                                                            166,377                  169,966
Property and equipment, net                                                              77,010                   79,013
Income tax recoverable:
  Current                                                                                     -                    5,472
Reinsurance recoverables                                                                903,743                  865,206
Goodwill and intangible assets, net                                                      43,977                   44,916
Other assets                                                                             72,807                   75,685
Separate account assets                                                              13,199,636               11,447,608
                                                                                 --------------           --------------
  Total assets                                                                   $   27,796,189           $   24,737,694
                                                                                  =============           ==============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Policy and contract account balances                                             $    6,738,810            $   6,108,503
Future policy and contract benefits                                                   2,699,561                2,606,628
Pending policy and contract claims                                                      318,592                  313,027
Other policyholder funds                                                                743,387                  734,756
Policyholder dividends payable                                                           39,202                   41,481
Unearned premiums and fees                                                              207,966                  239,918
Pension and other postretirement benefits                                                12,033                  146,985
Income tax liability:
  Current                                                                                42,889                        -
  Deferred                                                                              244,662                   69,931
Securities in transit                                                                   159,380                   90,645
Other liabilities                                                                       413,939                  418,879
Notes payable                                                                           120,000                  125,000
Separate account liabilities                                                         13,199,636               11,447,608
                                                                                 --------------           --------------
  Total liabilities                                                                  24,940,057               22,343,361
                                                                                 --------------           --------------

Stockholder's equity:
Common stock, $1 par value, 5,000,000 shares authorized,
  issued and outstanding                                                                  5,000                    5,000
Additional paid in capital                                                              179,522                  179,522
Accumulated other comprehensive income (loss)                                           270,553                  (34,306)
Retained earnings                                                                     2,401,057                2,244,117
                                                                                 --------------           --------------
  Total stockholder's equity                                                          2,856,132                2,394,333
                                                                                 --------------           --------------
   Total liabilities and stockholder's equity                                    $   27,796,189            $  24,737,694
                                                                                 ==============           ==============

See accompanying notes to consolidated financial statements.

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               Consolidated Statements of Operations
            Years ended December 31, 2010, 2009 and 2008
                          (In thousands)

                                                                      2010             2009             2008
                                                                -------------    -------------    --------------
Revenues:

Premiums                                                        $   1,433,088    $   1,681,089    $    1,862,276
Policy and contract fees                                              523,120          510,440           503,990
Net investment income                                                 585,956          543,115           529,216
Net realized investment gains (losses)
Other-than-temporary-impairments on fixed maturity securities         (31,862)         (87,795)         (212,751)
Other-than-temporary-impairments on fixed maturity securities
transferred to other comprehensive income (loss)                        9,608           42,987                 -
Other net realized investment gains (losses)                           63,175           74,825          (271,120)
                                                                -------------    -------------    --------------
Total net realized investment gains (losses)                           40,921           30,017          (483,871)
Finance charge income                                                  58,059           53,777            53,286
Commission income                                                      91,181           78,400            73,623
Other income                                                           31,287           28,744            27,759
                                                                -------------    -------------    --------------
  Total revenues                                                    2,763,612        2,925,582         2,566,279
                                                                -------------    -------------    --------------

Benefits and expenses:

Policyholder benefits                                               1,469,524        1,725,209         1,853,322
Interest credited to policies and contracts                           331,073          324,514           289,189
General operating expenses                                            503,563          497,204           482,556
Commissions                                                           230,629          183,753           176,009
Administrative and sponsorship fees                                    62,319           58,407            64,400
Dividends to policyholders                                              9,475           10,898            10,891
Interest on notes payable                                              10,184           10,236            10,419
Amortization of deferred policy acquisition costs                     214,539          197,505           237,581
Capitalization of policy acquisition costs                           (292,604)        (245,976)         (218,047)
                                                                -------------    -------------    --------------
  Total benefits and expenses                                       2,538,702        2,761,750         2,906,320
                                                                -------------    -------------    --------------
  Income (loss) from operations before taxes                          224,910          163,832          (340,041)

Income tax expense (benefit):
Current                                                                51,991           28,736           (71,898)
Deferred                                                                4,979           22,833           (19,638)
                                                                -------------    -------------    --------------
  Total income tax expense (benefit)                                   56,970           51,569           (91,536)
                                                                -------------    -------------    --------------
  Net income (loss)                                             $     167,940    $     112,263    $     (248,505)
                                                                =============    =============    ==============












See accompanying notes to consolidated financial statements.

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
     Consolidated Statements of Changes in Stockholder's Equity
            Years ended December 31, 2010, 2009 and 2008
                          (In thousands)

                                                                                 ACCUMULATED
                                                               ADDITIONAL           OTHER                               TOTAL
                                                 COMMON         PAID IN         COMPREHENSIVE        RETAINED       STOCKHOLDER'S
                                                 STOCK          CAPITAL         INCOME (LOSS)        EARNINGS          EQUITY
                                             ------------   ---------------   -----------------    -------------    -------------
2008:
Balance, beginning of year                   $      5,000   $        95,632   $         116,573    $   2,376,453    $   2,593,658

 Comprehensive loss:
  Net loss                                              -                 -                   -         (248,505)        (248,505)
  Other comprehensive loss                              -                 -            (537,109)               -         (537,109)
                                                                                                                    -------------
   Total comprehensive loss                                                                                              (785,614)

 Changes in accounting principle                        -                 -                  89           (1,277)          (1,188)

 Dividends to stockholder                               -                 -                   -          (74,500)         (74,500)
 Contributions to additional paid in capital            -            83,890                   -                -           83,890
                                             ------------   ---------------   -----------------    -------------    -------------
Balance, end of year                         $      5,000   $       179,522   $        (420,447)   $   2,052,171    $   1,816,246
                                             ============   ===============   =================    =============    =============

2009:
Balance, beginning of year                   $      5,000   $       179,522   $        (420,447)   $   2,052,171    $   1,816,246

 Comprehensive income:
  Net income                                            -                 -                   -          112,263          112,263
  Other comprehensive income                            -                 -             442,924                -          442,924
                                                                                                                    -------------
   Total comprehensive income                                                                                             555,187

 Changes in accounting principle                        -                 -             (56,783)          87,683           30,900

 Dividends to stockholder                               -                 -                   -           (8,000)          (8,000)
                                             ------------   ---------------   -----------------    -------------    -------------
Balance, end of year                         $      5,000   $       179,522   $         (34,306)   $   2,244,117    $   2,394,333
                                             ============   ===============   =================    =============    =============

2010:
Balance, beginning of year                   $      5,000   $       179,522   $         (34,306)   $   2,244,117    $   2,394,333

 Comprehensive income:
  Net income                                            -                 -                   -          167,940          167,940
  Other comprehensive income                            -                 -             206,578                -          206,578
                                                                                                                    -------------
   Total comprehensive income                                                                                             374,518

 Transfer of benefit plans to parent company            -                 -              98,281                -           98,281

 Dividends to stockholder                               -                 -                   -          (11,000)         (11,000)
                                             ------------   ---------------   -----------------    -------------    -------------
 Balance, end of year                        $      5,000   $       179,522   $         270,553    $   2,401,057    $   2,856,132
                                             ============   ===============   =================    =============    =============


















See accompanying notes to consolidated financial statements.
                           4

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               Consolidated Statements of Cash Flows
            Years ended December 31, 2010, 2009 and 2008
                          (In thousands)

CASH FLOWS FROM OPERATING ACTIVITIES                            2010                 2009                 2008
                                                           ------------        ------------          -----------
Net income (loss)                                          $    167,940        $    112,263          $  (248,505)
Adjustments to reconcile net income (loss) to net cash
 provided by (used for) operating activities:
  Interest credited to annuity and insurance contracts          282,090             281,163              258,007
  Fees deducted from policy and contract balances              (369,059)           (364,474)            (338,399)
  Change in future policy benefits                               89,764              88,865              295,464
  Change in other policyholder liabilities, net                 119,947              44,425               27,196
  Amortization of deferred policy acquisition costs             214,539             197,505              237,581
  Capitalization of policy acquisition costs                   (292,604)           (245,976)            (218,047)
  Change in premiums and fees receivable                          3,589              12,803              (10,990)
  Deferred tax provision                                          8,501              22,833              (19,638)
  Change in income tax assets / liabilities - current            48,361              67,817              (91,547)
  Net realized investment losses (gains)                        (40,921)            (30,017)             483,871
  Change in reinsurance recoverables                            (38,537)            (15,597)             (29,498)
  Other, net                                                     16,990             (24,080)             (25,538)
                                                           ------------        ------------          -----------
     Net cash provided by operating activities                  210,600             147,530              319,957
                                                           ------------        ------------          -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
  Fixed maturity securities                                   2,512,147           1,624,832            1,530,573
  Equity securities                                             181,367             329,379              379,806
  Alternative investments                                        64,942              19,365               26,065
  Derivative instruments                                        176,461             139,037              120,445
  Other invested assets                                           1,043                 668                  901
Proceeds from maturities and repayments of:
  Fixed maturity securities                                     843,350             737,631              570,415
  Mortgage loans                                                 77,478              96,375              109,559
Purchases and originations of:
  Fixed maturity securities                                  (4,133,892)         (3,554,931)          (2,434,610)
  Equity securities                                             (87,511)           (156,242)            (265,118)
  Mortgage loans                                               (105,237)           (109,810)            (112,527)
  Alternative investments                                       (62,278)            (43,612)            (110,756)
  Derivative instruments                                       (265,575)           (172,338)            (127,450)
  Other invested assets                                            (324)               (862)                 (79)
Finance receivable originations or purchases                   (140,157)           (131,521)            (131,565)
Finance receivable principal payments                           124,371             115,880              116,363
Securities in transit                                            71,285             (16,582)              38,598
Other, net                                                      (47,654)            (44,455)             (40,981)
                                                           ------------        ------------          -----------
     Net cash used for investing activities                    (790,184)         (1,167,186)            (330,361)
                                                           ------------        ------------          -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insurance contracts          2,605,466           2,742,147            2,551,249
Withdrawals from annuity and insurance contracts             (1,994,110)         (1,977,430)          (2,171,046)
Change in amounts drawn in excess of cash balances                3,486              10,296               (1,834)
Contributed capital                                                   -                   -               11,307
Payment on debt                                                  (5,000)                  -                    -
Dividends paid to stockholder                                   (11,000)             (8,000)             (74,500)
Other, net                                                       (8,419)              1,226                6,206
                                                           ------------        ------------          -----------
     Net cash provided by financing activities                  590,423             768,239              321,382
                                                           ------------        ------------          -----------

Net increase (decrease) in cash and cash equivalents             10,839            (251,417)             310,978
Cash and cash equivalents, beginning of year                    325,482             576,899              265,921
                                                           ------------        ------------          -----------
Cash and cash equivalents, end of year                     $    336,321        $    325,482          $   576,899
                                                           ============        ============          ===========


See accompanying notes to consolidated financial statements.

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

               Notes to Consolidated Financial Statements
                   December 31, 2010, 2009 and 2008


(1) NATURE OF OPERATIONS

ORGANIZATION AND DESCRIPTION OF BUSINESS

The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian
Financial Group, Inc. (SFG)) and its wholly-owned subsidiaries.   Minnesota
Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

The Company, which primarily operates in the United States, has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Institution Group, Group Insurance, and Retirement. Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line for the years ended December 31 were as follows:

IN THOUSANDS                                   2010                 2009               2008
------------                                ----------           ----------         ----------
Individual Financial Security               $  545,589           $  500,785         $  427,726
Financial Institution Group                    311,064              301,743            294,932
Group Insurance                              1,274,692            1,513,190          1,424,342
Retirement                                     481,696              460,047            447,154
                                            ----------           ----------         ----------
   Total strategic business units            2,613,041            2,775,765          2,594,154
Subsidiaries and corporate product line        150,571              149,817            (27,875)
                                            ----------           ----------         ----------
   Total                                    $2,763,612           $2,925,582         $2,566,279
                                            ==========           ==========         ==========


The Company serves more than nine million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period.
Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded on the consolidated statements of operations in the period in which they are made.

The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

INSURANCE REVENUES AND EXPENSES

Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits.

COMMISSION INCOME

Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

ADMINISTRATIVE AND SPONSORSHIP FEES

The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense is estimated and accrued on a quarterly basis based on recent historical experience and is trued up at each profit sharing year-end which occur throughout the year. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company.

VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME (CONTINUED)

Marketable equity securities are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund investments in select asset classes that are sub-advised are carried at fair value, which generally are quoted market prices of the funds' net asset value. The Company also invests in non-marketable equity securities that are not classified as available-for-sale and are carried at cost, which approximates fair value. As of December 31, 2010 and 2009, the Company had $10,000,000 of non-marketable equity securities.

Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income (loss) in stockholder's equity.

Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method.

Alternative investments include private equity funds, mezzanine debt funds and hedge funds investing in limited partnerships. These investments are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received.
Any adjustments recorded directly to the stockholders' equity of the investee are recorded, based on the Company's ownership share, as unrealized gains or losses. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statements issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

Real estate, included in other invested assets on the consolidated balance sheets, is carried at cost less accumulated depreciation.

For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

For structured fixed maturity securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

Policy loans are carried at the unpaid principal balance.

Cash and cash equivalents of sufficient credit quality are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note
15. The use of restricted funds is limited to the satisfaction of the unremitted premiums and claims payable owed to the underwriter.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME (CONTINUED)

The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $19,997,000 and $19,593,000 at December 31, 2010 and 2009, respectively.

Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2010 and 2009 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2010 and 2009 approximate the fair value at that date.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and hedged items recorded in net realized investment gains (losses) or, in the case of certain life insurance product hedging, in policyholder benefits on the consolidated statements of operations. Interest income generated by derivative instruments is reported in net realized investment gains (losses) on the consolidated statements of operations.

Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees which are deemed to be embedded derivatives. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The embedded derivative is bifurcated from the host insurance contract and accounted for as a freestanding derivative. Embedded derivatives are carried on the consolidated balance sheets at estimated fair value and are included within policy and contract account balances and future policy and contract benefits on the consolidated balance sheets. Changes in estimated fair value are reported in net realized investment gains (losses) or in policyholder benefits on the consolidated statements of operations.

The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative instruments with the changes in fair value reported in net realized investment gains (losses).

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or sell the security, and current economic conditions.

Prior to 2009, the Company recognized in earnings an other-than-temporary impairment (OTTI) for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security's amortized cost basis. Also prior to 2009, the entire difference between the fixed maturity security's amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

REALIZED AND UNREALIZED GAINS AND LOSSES (CONTINUED)

In 2009, the Financial Accounting Standards Board (FASB) issued new guidance on the recognition and presentation of other-than-temporary impairments. This new guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in the fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of the projected future cash flows expected to be collected is recognized as an OTTI in earnings (credit loss). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of the OTTI related to other-than credit factors (noncredit loss) is recorded as an other comprehensive loss. When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in accumulated other comprehensive income (loss) and not in earnings. The application of this pronouncement was effective January 1, 2009 and the Company adopted the guidance on a prospective basis as required.

For non-structured fixed maturity securities, an OTTI is recorded when the Company does not expect to recover the entire amortized cost basis of the security. The Company estimates the credit component of the loss based on a number of various liquidation scenarios that it uses to assess the revised expected cash flows from the security.

For structured fixed maturity securities, an OTTI is recorded when the Company believes that based on expected discounted cash flows, the Company will not recover all amounts due under the contractual terms of the security. The credit loss component considers inputs from outside sources, including but not limited to, default rates, delinquency rates, loan to collateral ratios, third-party guarantees, current levels of subordination, vintage, geographic concentration, credit ratings and other information that management deems relevant in forming its assessment.

The Company utilizes an accretable yield which is the equivalent of book yield at purchase date as the factor to discount the cash flows. The book yield is also analyzed to see if it warrants any changes due to prepayment assumptions.

For equity securities, an OTTI is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period. When an OTTI has occurred, the entire difference between the equity security's cost and its fair value is charged to earnings. Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all equity securities that have an unrealized loss position greater than $100,000 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities.

Alternative investments that have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate that the value of the investment will not recover in a reasonable time period, the cost of the investment is written down and an OTTI is recorded in net realized investment gains (losses) on the consolidated statements of operations.

All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as other-than-temporarily impaired or not is made based on these evaluations with documentation of the rationale for the decision.

The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets subsequent to the balance sheet dates for either December 31, 2010 or 2009.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

REALIZED AND UNREALIZED GAINS AND LOSSES (CONTINUED)

The mortgage loan valuation allowance is estimated based on an evaluation of known and inherent risks within the loan portfolio and consists of an evaluation of a specific loan loss allowance and a general loan loss allowance. A specific loan loss allowance is recognized when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan. A non-performing loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of non-performing loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The specific valuation allowance is equal to the excess carrying value of the loan over the present value of expected future cash flows discounted at the loans original effective interest rate, or, if the loan is in the process of foreclosure or otherwise collateral dependent, the estimated fair value of the loan's underlying collateral, less estimated selling costs. Mortgage loans that are deemed uncollectible are generally written-off against the valuation allowance, and recoveries, if any, are credited to the valuation allowance. The Company may recognize a general loan loss valuation allowance for pools of loans with similar characteristics when it is probable that a credit event has occurred within the pool and the amount of the loss can be reasonably estimated. Changes in the valuation allowance are recorded as net realized investment gains (losses) on the consolidated statements of operations.

SECURITIES LENDING

The Company, through an agent, lends certain portfolio holdings and in turn receives cash collateral to be invested pursuant to the terms of an agreement with the lending agent.

The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and other liabilities, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations. The Company is in the process of exiting all current securities lending programs.

Securities lending income is recorded in net investment income and was $17,000, $199,000, and $1,285,000 for the years ended December 31, 2010,
2009, and 2008, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2010 and 2009 were $64,355,000 and $78,253,000, respectively. As of December 31, 2010 and 2009, the fair value of the collateral associated with securities lending was $33,274,000 and $40,170,000, respectively.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

The Company periodically invests money in its separate accounts. At December 31, 2010 and 2009, the fair value of these investments included within equity securities on the consolidated balance sheets was $21,869,000 and $25,769,000, respectively.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCE CHARGE INCOME AND RECEIVABLES

Finance charge income, arising from the Company's consumer finance operations, includes finance charges, interest, and fees on finance receivables which are recorded as earned. Accrued and uncollected finance charges, interest and fees are included in finance receivables on the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges, interest and late charges on smaller balance, homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual of finance charges is resumed when the loan is contractually less than 60 days past due. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

A loan is treated as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Impaired loans are generally larger real estate secured loans that are 60 days past due. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Large groups of homogenous installment receivables are collectively evaluated for impairment. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

An allowance for losses is maintained by direct charges to operations at an amount, which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. The Company's general policy is to charge off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new and renewal business, after the effects of reinsurance, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

For future separate account returns, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which a long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumption was 8% at December 31, 2010 and 2009. Factors regarding economic outlook, as reviewed by a third-party, and management's current view of the capital markets along with a historical analysis of long-term investment returns were considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15% during the five-year reversion period.

As a result of the overall poor market performance in 2008, the Company determined that the anchor date used in the mean reversion process should be reset to December 31, 2008 to better reflect current market conditions and the Company's best estimate of DAC. Resetting the anchor date resulted in an additional net loss of $15,280,000 in 2008.

Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected experience or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of DAC on the consolidated statements of operations.

DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 20. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through accumulated other comprehensive income (loss) on the consolidated balance sheets.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

SALES INDUCEMENTS

The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

IN THOUSANDS                                2010          2009
------------                              --------      --------
Balance at beginning of year              $ 10,292      $  9,726
Capitalization                               3,226         3,467
Amortization and interest                     (792)         (715)
Adjustment for unrealized losses            (1,311)       (2,186)
                                          --------      --------
Balance at end of year                    $ 11,415      $ 10,292
                                          ========      ========

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

GOODWILL AND OTHER INTANGIBLE ASSETS

In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, and is tested for impairment, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income or discounted cash flows approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the fair value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

SOFTWARE

Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $39,051,000 and $36,612,000 as of December 31, 2010 and 2009, respectively, and amortized software expense of $15,000,000, $14,167,000 and $13,714,000 for the years ended December 31, 2010, 2009 and 2008, respectively.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost, net of accumulated depreciation of $130,704,000 and $118,940,000 at December 31, 2010 and 2009, respectively.
Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2010, 2009 and 2008, was $10,016,000, $11,715,000, and
$12,136,000, respectively.

REINSURANCE

Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

POLICYHOLDER LIABILITIES

Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. When estimating the expected gross margins for traditional life insurance products as of December 31, 2010, the Company has assumed an average rate of investment yields ranging from 3.78% to 5.13%.

Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 20. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if the funds were reinvested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

PARTICIPATING BUSINESS

Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2010 and 2009, the total participating business in force was $1,999,977,000 and $1,918,937,000, respectively. As a percentage of total life insurance in force, participating business in force represents 0.4% at both December 31, 2010 and 2009.

INCOME TAXES

The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to
the benefit of the Company.   Intercompany tax balances are settled annually
when the tax return is filed with the Internal Revenue Service (IRS).

Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

INCOME TAXES (CONTINUED)

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

RECLASSIFICATIONS

Certain 2009 and 2008 financial statement balances have been reclassified to conform to the 2010 presentation.

During 2010, as a result of clarification in regulatory guidance, the Company made changes to how certain fixed maturity securities are classified within the notes to the consolidated financial statements. Certain fixed maturity securities previously classified as corporate securities were reclassified as structured securities including asset-backed, commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS).

As a result of the reclassification, the Company has adjusted applicable prior year fixed maturity security balances presented within footnotes 5 and 6 of the consolidated financial statements to be consistent with amounts reported as of and for the year ended December 31, 2010. The impact of the reclassification to prior year balances of fixed maturity securities by type for both amortized cost and fair value is as follows:

                                                                             DECEMBER 31, 2009
                                               -------------------------------------------------------------------------------
                                                             AMORTIZED COST                          FAIR VALUE
                                               --------------------------------------    -------------------------------------
                                                   AS                                        AS
                                               ORIGINALLY                      AS       ORIGINALLY                      AS
IN THOUSANDS                                    REPORTED      ADJUSTMENT    ADJUSTED     REPORTED     ADJUSTMENT     ADJUSTED
------------                                   ----------     ----------   ----------    ----------    ----------   ----------
U.S. government securities                     $  119,502     $        -   $  119,502    $  131,127    $        -   $  131,127
Agencies not backed by the full faith
   and credit of the U.S. government               44,957        (22,187)      22,770        46,382       (22,599)      23,783
Foreign government securities                      22,481         22,187       44,668        23,683        22,599       46,282
Corporate securities                            4,496,306       (232,020)   4,264,286     4,717,556      (252,410)   4,465,146
Asset-backed securities                           218,992        228,442      447,434       218,607       248,611      467,218
CMBS                                              948,939         (2,871)     946,068       844,626        (3,945)     840,681
RMBS                                            2,035,150          6,449    2,041,599     1,983,287         7,744    1,991,031
                                               ----------     ----------   ----------    ----------    ----------   ----------
 Total fixed maturity securities,
    available-for-sale                         $7,886,327     $        -   $7,886,327    $7,965,268    $        -   $7,965,268

(3) RISKS

The following is a description of the significant risks facing the Company:

CREDIT AND CASH FLOW ASSUMPTION RISK:

Credit and cash flow assumption risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

Following below is discussion regarding particular asset class concentration of credit risk:

CONCENTRATION OF CREDIT RISK:

   CASH AND CASH EQUIVALENTS:

   Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

   FINANCIAL INSTRUMENTS:

   Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

   Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Alternative investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of alternative instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

   DERIVATIVES:

   The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners
   (NAIC).

   To date, the Company has not required receipt of collateral from its interest rate swap counterparties. The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. This requirement is satisfied by deposit of a U.S. Treasury security. The Company maintains ownership of pledged securities at all times.

   The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

EQUITY MARKET RISK:

Equity market risk is the risk that significant adverse fluctuations in the equity market can affect financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

As of December 31, 2010, approximately 96.7% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

As discussed above, the Company monitors its overall exposure to the equity market and attempts to maintain a diversified investment portfolio limiting its exposure to any single issuer.
                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FOREIGN CURRENCY RISK:

Foreign currency risk is the risk that the price of foreign currency denominated contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

INTEREST RATE RISK:

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

LEGAL/REGULATORY RISK:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

MORTALITY RISK:

Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

RATINGS RISK:

Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk-based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

REINSURANCE RISK:

Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the ceding of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(4) NEW ACCOUNTING PRONOUNCEMENTS

In December 2010, the FASB issued Accounting Standards Update 2010-29 (ASU 2010-29), Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations which requires the disclosure of pro forma revenue and earnings of the combined entity for the current reporting period as though the acquisition date had been as of the beginning of the annual reporting period or the beginning of the comparable prior annual reporting period if comparative financial statements are presented. ASU 2010-29 is effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

In December 2010, the FASB issued Accounting Standards Update 2010-28 (ASU 2010-28), Intangibles - Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts which requires an entity to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. ASU 2010-28 is effective for non-public entities for reporting periods ending after December 15, 2011. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

In October 2010, the FASB issued Accounting Standards Update 2010-26 (ASU 2010-26), Financial Services - Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, which clarifies the types of costs that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs should include incremental direct costs of contract acquisition, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. ASU 2010-26 will be effective for fiscal years beginning after December 31, 2011 with retrospective application permitted but not required. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

In July 2010, the FASB issued Accounting Standards Update 2010-20 (ASU 2010-20), Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowances for Credit Losses which requires additional disclosures about the credit quality of financing receivables, such as aging information and credit quality indicators. In addition, disclosures must be disaggregated by portfolio segment or class based on how the Company develops its allowance for credit losses and how it manages its credit exposure. ASU 2010-20 is effective for non-public entities for reporting periods ending after December 15, 2011. The Company is currently evaluating the impact of this new guidance to its financial statements.

In April 2010, the FASB issued Accounting Standards Update 2010-15 (ASU 2010-15), Financial Services - Insurance (Topic 944): How Investments Held through Separate Accounts Affect an Insurer's Consolidation of Analysis of Those Investments, under which an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a variable interest entity, unless the separate account contract holder is a related party. ASU 2010-15 is effective for fiscal years beginning after December 15, 2010 and is not expected to have a material impact to the Company's consolidated results of operations and financial position.

In January 2010, the FASB issued Accounting Standards Update 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs and valuation techniques. Additionally, this guidance requires disclosures about significant transfers between Level 1 and 2 measurement categories and separating the presentation of purchases, sales and settlements. This guidance was effective for periods beginning after December 15, 2009, except for the disclosures regarding the separation of the presentation of purchases, sales and settlements, which is effective for periods beginning after December 15, 2010. ASU 2010-06 was adopted by the Company effective January 1, 2010 with the exception of separating the presentation of purchases, sales and settlements. There was no impact to the Company's consolidated results of operations or financial position due to the adoption of this new guidance. The clarification of existing disclosure requirements about the level of disaggregation, inputs and valuation techniques is included within note 5 and 11. The Company will adopt the required disclosure provisions of this new guidance relating to the separation of the presentation of purchases, sales and settlements effective January 1, 2011.

                                                             (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

In January 2010, the FASB issued Accounting Standards Update 2010-02 (ASU 2010-02), Consolidations (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary, which clarifies the accounting and reporting by an entity that experiences a decrease in ownership in a subsidiary that is a business or nonprofit activity for periods ending on or after December 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2010-02.

In September 2009, the FASB issued Accounting Standards Update 2009-12 (ASU 2009-12), Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), which provides guidance on measuring the fair value of investments in certain entities that calculate net asset value per share, how investments within its scope would be classified in the fair value hierarchy and enhances disclosure requirements about the nature and risks of investments measured at fair value on a recurring and non-recurring basis for periods ending after December 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2009-12.

In August 2009, the FASB issued Accounting Standards Update 2009-05 (ASU 2009-05), Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value, which provides clarification for measuring the fair value in circumstances in which a quoted price in an active market for the identical liability is not available for periods beginning January 1, 2010. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2009-05.

In June 2009, the FASB issued FASB Accounting Standards Codification (Codification) as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental agencies. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for periods ending after September 15, 2009. Since it did not modify GAAP, Codification did not have a material impact on the consolidated results of operations or financial position of the Company.

In June 2009, the FASB issued guidance relating to special purpose entities changing the determination of the primary beneficiary of a variable interest entity (VIE) from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the Company's involvement with VIEs on its financial statements for periods beginning after November 15, 2009. In February 2010, the FASB issued Accounting Standards Updated 2010-10 (ASU 2010-10), Consolidation, Amendments for Certain Investment Funds. This guidance indefinitely defers the consolidation requirements for reporting enterprises' interests in entities that have the characteristics of investment companies and regulated money market funds. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance and has provided the required disclosures in note 8.

In June 2009, the FASB issued guidance relating to the accounting for transfers of financial assets. This guidance eliminates the concept of a qualifying special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interest. The guidance also requires additional disclosures about a transferor's financial assets that have been accounted for as sales, the risks inherent in the transferred financial assets that have been retained, and the nature and financial effect of restrictions on the transferor's assets that continue to be reported on the consolidated balance sheets for periods beginning after November 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance.

In May 2009, the FASB issued guidance establishing general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or available to be issued. It also requires disclosure of the date through which management has evaluated subsequent events and the basis for that date. This guidance is effective for periods ending after June 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance and has provided the required disclosures in note 24.

In April 2009, the FASB issued new guidance on the recognition and presentation of other-than-temporary impairments (OTTI Guidance) as discussed in note 2. This OTTI Guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in annual financial statements.

                                                            (Continued)
                                 20

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(4) NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company's net cumulative effect adjustment of adopting the OTTI Guidance effective January 1, 2009, was an increase to retained earnings of $87,683,000 and a decrease to accumulated other comprehensive income (AOCI) of $56,783,000. This cumulative effect adjustment to retained earnings was comprised of an increase to the amortized cost basis of fixed maturity securities of $89,593,000, net of policyholder related amounts of $2,388,000 and net of deferred income tax benefits of $478,000. The difference between the impact of the cumulative effect adjustment to retained earnings and AOCI of $30,900,000 is almost entirely due to a decrease in the tax valuation allowance as a result of the reclassification of non-credit losses to AOCI. The enhanced financial statement presentation of the total OTTI loss and the offset for the portion of noncredit OTTI loss transferred to, and recognized in, other comprehensive income (loss) is presented on the consolidated statements of operations.

In January 2009, the FASB issued guidance which removed the exclusive reliance on market participant estimates of future cash flows and allows management to apply reasonable judgment in assessing whether an OTTI has occurred. The Company adopted the provisions of this new guidance on a prospective basis effective October 1, 2008.

In April 2009, the FASB issued guidance on estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities and identifying transactions that are not orderly. This guidance is effective for periods ending after June 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance.

In December 2008, the FASB issued guidance requiring employers to make additional disclosures about plan assets for defined benefit and other postretirement benefit plans for periods ending after December 15, 2009. The Company has provided all of the material required disclosures in note 11.

In April 2008, the FASB issued guidance addressing renewal and extension assumptions used to determine the useful life of recognized intangible assets. This guidance is effective for fiscal years beginning after December 15, 2008 and is applicable for intangible assets acquired after the effective date. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance.

In March 2008, the FASB issued guidance effective for fiscal years beginning after November 15, 2008, enhancing required disclosures that should enable financial statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedging items affect a company's financial position, financial performance and cash flows. The Company has provided all of the material required disclosures in note 7.

In December 2007, FASB issued guidance establishing accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. The adoption of this new guidance on January 1, 2009 had no material impact on the Company's consolidated results of operations or financial position.

In December 2007, the FASB issued and subsequently modified in April 2009, guidance relating to business combinations. This new guidance improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides about a business combination and its effects. The adoption of this new guidance on January 1, 2009 had no material impact on the Company's consolidated results of operations or financial position.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2010 and 2009. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes process and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. Treasury securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

     Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith of the government, publicly traded corporate fixed maturity securities, structured notes, municipal fixed maturity securities, certain mortgage and asset-backed securities, certain separate account assets, and certain derivatives.

     Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include certain mortgage and asset backed securities, certain privately placed corporate fixed maturity securities and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis:


                                                                            DECEMBER 31, 2010
                                                        ---------------------------------------------------------------
IN THOUSANDS                                              LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
------------                                            -------------  --------------  ----------------  --------------
Fixed maturity securities, available-for-sale:
 U.S. government securities                             $   147,421      $         -       $         -     $    147,421
 Agencies not backed by the full faith and
 credit of the U.S. government                                    -           17,310                 -           17,310
 Foreign government securities                                    -           50,245                 -           50,245
 Corporate securities                                             -        4,609,052           816,277        5,425,329
 Asset-backed securities                                          -          352,370           167,659          520,029
 CMBS                                                             -          963,692                27          963,719
 RMBS                                                             -        2,013,532             2,466        2,015,998
                                                        -------------  --------------  ----------------  --------------
  Total fixed maturity securities, available-
  for-sale                                                  147,421        8,006,201           986,429        9,140,051
Equity securities, available-for-sale                       206,816                -                 4          206,820
Fixed maturity securities on loan:
 U.S. government securities                                  29,879                -                 -           29,879
 Agencies not backed by the full faith and
 credit of the U.S. government                                    -            6,180                 -            6,180
 Corporate securities                                             -           16,004                 -           16,004
 Asset-backed securities                                          -            2,008                              2,008
                                                        -------------  --------------  ----------------  --------------
  Total fixed maturity securities on loan                    29,879           24,192                 -           54,071
Equity securities on loan                                    10,284                -                 -           10,284
Derivative instruments:
 TBA derivative instruments                                       -          124,840                 -          124,840
 Other derivative instruments                                 1,174           39,276                 -           40,450
                                                        -------------  --------------  ----------------  --------------
  Total derivative instruments                                1,174          164,116                            165,290
                                                        -------------  --------------  ----------------  --------------
   Total investments                                        395,574        8,194,509           986,433        9,576,516
Cash equivalents                                            286,110            7,087                 -          293,197
Securities held as collateral                                     -           33,274                 -           33,274
Separate account assets (1)                              12,856,370          343,266                 -       13,199,636
                                                        -------------  --------------  ----------------  --------------
   Total financial assets                               $13,538,054      $ 8,578,136         $ 986,433     $ 23,102,623
                                                        =============  ==============  ================  ==============

Policy and contract account balances (2)                $         -      $         -         $  35,301     $     35,301
Future policy and contract benefits (2)                           -                -            20,577           20,577
Derivative instruments                                          700            9,140                 -            9,840
Securities lending collateral                                     -           51,758                 -           51,758
                                                        -------------  --------------  ----------------  --------------
   Total financial liabilities                          $       700      $    60,898         $  55,878     $    117,476
                                                        =============  ==============  ================  ==============

(1) Separate account liabilities are set equal to the fair value of separate account assets as prescribed by GAAP accounting guidance.

(2) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed annuity payout floor, and equity-indexed annuity and life products are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host contract and recognized at fair value.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

                                                                                       DECEMBER 31, 2009
                                                                     -------------------------------------------------------
IN THOUSANDS                                                            LEVEL 1       LEVEL 2       LEVEL 3       TOTAL
------------                                                         ------------- ------------- ------------- -------------
Fixed maturity securities, available-for-sale (1):
 U.S. government securities                                          $   131,127    $        -     $        -   $    131,127
 Agencies not backed by the full faith and
  credit of the U.S. government                                                -        23,783              -         23,783
 Foreign government securities                                                 -        46,282              -         46,282
 Corporate securities                                                          -     3,703,360        761,786      4,465,146
 Asset-backed securities                                                       -       272,764        194,454        467,218
 CMBS                                                                          -       840,592             89        840,681
 RMBS                                                                          -     1,986,356          4,675      1,991,031
                                                                     ------------- ------------- ------------- -------------
  Total fixed maturity securities, available-
   for-sale                                                              131,127     6,873,137        961,004      7,965,268
Equity securities, available-for-sale                                    273,096             -              9        273,105
Fixed maturity securities on loan:
 U.S. government securities                                               38,691             -              -         38,691
 Foreign government securities                                                 -           690              -            690
 Corporate securities                                                          -        19,510              -         19,510
                                                                     ------------- ------------- ------------- -------------
  Total fixed maturity securities on loan                                 38,691        20,200              -         58,891
Equity securities on loan                                                 19,362             -              -         19,362
Derivative instruments:                                                                                     -
 TBA derivative instruments                                                    -        41,056              -         41,056
 Other derivative instruments                                                  6         6,407              -          6,413
                                                                     ------------- ------------- ------------- -------------
  Total derivative instruments                                                 6        47,463                        47,469
                                                                     ------------- ------------- ------------- -------------
   Total investments                                                     462,282     6,940,800        961,013      8,364,095
Cash equivalents                                                         273,221         9,493              -        282,714
Securities held as collateral                                              6,876        33,294              -         40,170
Separate account assets (2)                                           11,030,739       416,869              -     11,447,608
                                                                     ------------- ------------- ------------- -------------
   Total financial assets                                            $11,773,118    $7,400,456       $961,013   $ 20,134,587
                                                                     ============= ============= ============= =============

Policy and contract account balances (3)                             $         -    $        -       $ 13,114   $     13,114
Future policy and contract benefits (3)                                        -             -         30,999         30,999
Derivative instruments                                                         -           673              -            673
Securities lending collateral                                              6,876        73,874              -         80,750
                                                                     ------------- ------------- ------------- -------------
   Total financial liabilities                                       $     6,876    $   74,547       $ 44,113   $    125,536
                                                                     ============= ============= ============= =============


(1) As noted in footnote 2, certain fixed maturity securities were reclassified between categories in 2010. Prior year balances have been adjusted to be consistent with amounts reported as of and for the year ended December 31, 2010.

(2) Separate account liabilities are set equal to the fair value of separate account assets as prescribed by GAAP accounting guidance.

(3) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed annuity payout floor, and equity-indexed annuity and life products are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host contract and recognized at fair value.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

When available, fair values of fixed maturity are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

When quoted prices are not available, the Company's priority is to obtain prices from third party pricing services. The Company generally receives prices from multiple pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Prices are reviewed by asset managers to validate reasonability. Fixed maturity securities with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

For fixed maturity securities where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement securities, securities that do not trade regularly and embedded derivatives included in such securities - an internally developed matrix pricing model using a commercial software application is used. The matrix pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Fixed maturity securities valued using internally developed pricing models are reflected in Level 3.

As of December 31, 2010, 89.1% of fixed maturity fair values were obtained from third party pricing services and 10.9% from the internal methods described above. As of December 31, 2009, 87.7% of fixed maturity fair values were obtained from third party pricing services and 12.3% from the internal methods described above.

EQUITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

The Company's equity securities consist primarily of investments in common stock of publicly traded companies. The fair values of equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1.

DERIVATIVE INSTRUMENTS

Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

The majority of the Company's derivative positions are traded in the over-the-counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, all over-the-counter derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

DERIVATIVE INSTRUMENTS (CONTINUED)

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

CASH EQUIVALENTS

Cash equivalents include money market instruments and highly rated commercial paper. Money market instruments are generally valued using unadjusted quoted prices in active markets and are reflected in Level 1. The remaining instruments are typically not traded in active markets and their fair values are based on market observable inputs and, accordingly, have been classified as Level 2.

SEPARATE ACCOUNT ASSETS

Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities and cash and cash equivalents.

POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS

Policy and contract account balances and future policy and contract account benefits include liabilities for living benefit guarantees and equity-indexed features on certain variable annuity contracts and variable life insurance policies accounted for as embedded derivatives. These guarantees take the form of guaranteed withdrawal and income benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

The fair value for embedded derivatives is estimated using the present value of future benefits less the present value of future fees over the expected lives of the contracts using various capital market and actuarial assumptions. The cash flows are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives includes an adjustment for the Company's own credit risk and other non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to peer companies' debt ratings and the Company's own claims paying ability.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized in the valuation of embedded derivatives associated with the company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuations, the liability has been reflected within Level 3.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

The following tables provide a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2010:



                                                    TOTAL REALIZED AND
                                                 UNREALIZED GAINS (LOSSES)
                                                      INCLUDED IN:
                                                ---------------------------
                                                                              PURCHASES,
                                     BALANCE AT                  OTHER        SALES AND     TRANSFERS    TRANSFERS     BALANCE
                                     BEGINNING     NET       COMPREHENSIVE   SETTLEMENTS,     IN TO        OUT OF       AT END
IN THOUSANDS                          OF YEAR    INCOME (1)      INCOME          NET        LEVEL 3 (2)  LEVEL 3 (2)    OF YEAR
------------                         ---------- ------------ -------------- -------------- ------------- ------------ ----------
Corporate securities                 $ 761,786   $ (3,505)      $ 25,555        $ 32,441     $       -    $        -   $ 816,277
Asset-backed securities                194,454         32          3,073         (21,859)       17,379       (25,420)    167,659
CMBS                                        89          -             (2)            (60)            -             -          27
RMBS                                     4,675        238          1,339          (3,141)            -          (645)      2,466
 Total fixed maturity                ---------- ------------ -------------- -------------- ------------- ------------ ----------
    securities available-
    for-sale                           961,004     (3,235)        29,965           7,381        17,379       (26,065)    986,429
Equity securities,
   available-for-sale                        9        (15)            19              (9)            -                         4
                                     ---------- ------------ -------------- -------------- ------------- ------------ ----------
    Total financial assets           $ 961,013   $ (3,250)      $ 29,984        $  7,372     $  17,379    $  (26,065)  $ 986,433
                                     ========== ============ ============== ============== ============= ============ ==========

(1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations.

(2) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

Transfers of securities among the levels occur at the beginning of the reporting period. Transfers between Level 1 and Level 2 were not material for the year ended December 31, 2010.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

The following tables provide a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2009:


                                                      TOTAL REALIZED AND
                                                   UNREALIZED GAINS (LOSSES)
                                                         INCLUDED IN:
                                                   -------------------------    PURCHASES,
                                       BALANCE AT                  OTHER        SALES AND     TRANSFERS    TRANSFERS   BALANCE
                                        BEGINNING    NET       COMPREHENSIVE   SETTLEMENTS,     IN TO       OUT OF       AT END
IN THOUSANDS                             OF YEAR   INCOME (3)      INCOME           NET       LEVEL 3 (4)  LEVEL 3 (4)  OF YEAR
------------                           ----------- ----------- ------------- --------------- ------------- ----------- --------
Agencies not backed by
   the full faith and credit of
   the U.S. government                  $   2,797   $        -   $         -   $           -              -     (2,797)  $      -
Corporate securities                      679,466      (6,000)      105,881         (16,442)             -     (1,119)   761,786
Asset-backed securities                   190,913           -        11,674          20,989              -    (29,122)   194,454
CMBS                                       12,623           -            15             (32)             -    (12,517)       89
RMBS                                       16,383      (1,227)        2,220         (12,176)            69       (594)     4,675
                                        ----------- ----------- ------------- --------------- ------------- ----------- --------
    Total fixed maturity
     securities available-
     for-sale (1)                         902,182      (7,227)      119,790          (7,661)            69    (46,149)   961,004
Equity securities,
 available-for-sale                           326           -           213            (415)             -       (115)         9
Separate account
 assets (2)                                 2,100      (1,200)            -            (900)             -          -          -
                                        ----------- ----------- ------------- --------------- ------------- ----------- --------
    Total financial assets              $ 904,608   $  (8,427)  $   120,003   $      (8,976)          $ 69  $ (46,264)  $961,013
                                        =========== =========== ============= =============== ============= =========== ========


(1) As noted in footnote 2, certain fixed maturity securities were reclassified between categories in 2010. Prior year balances have been adjusted to be consistent with amounts reported as of and for the year ended December 31, 2010.

(2) The net realized gain (loss) on separate account assets is attributable to policy and contract holders and, therefore, is not included in the Company's net loss.

(3) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations.

(4) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

There were no changes in unrealized gains (losses) included in net income
(loss) related to assets held as of December 31, 2010 and 2009.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

The following tables provide a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2010:

                                                TOTAL REALIZED AND
                                             UNREALIZED GAINS (LOSSES)
                                                    INCLUDED IN:
                                             -------------------------
                                                                             SALES,
                                 BALANCE AT                  OTHER       ISSUANCES AND   TRANSFERS   TRANSFERS    BALANCE
                                  BEGINNING    NET       COMPREHENSIVE    SETTLEMENTS,     IN TO       OUT OF      AT END
IN THOUSANDS                       OF YEAR   INCOME (1)       GAIN             NET         LEVEL 3     LEVEL 3    OF YEAR
------------                     ----------- ----------- -------------- --------------- ------------ ---------- -----------
Policy and contract
   account balances               $  13,114   $  22,187   $          -   $           -   $        -   $      -   $  35,301
Future policy and contract
   benefits                          30,999      (9,867)             -            (555)           -          -      20,577
                                 ----------- ----------- -------------- --------------- ------------ ---------- -----------
    Total financial liabilities   $  44,113   $  12,320   $          -   $        (555)  $        -   $      -   $  55,878
                                 =========== =========== ============== =============== ============ ========== ===========

(1) The amounts in this column related to future policy and contract benefits are reported as gains within net realized investment gains (losses) on the consolidated statements of operations and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations.

The following tables provide a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2009:

                                                TOTAL REALIZED AND
                                             UNREALIZED GAINS (LOSSES)
                                                    INCLUDED IN:
                                             -------------------------
                                                                            SALES,
                                BALANCE AT                   OTHER      ISSUANCES AND   TRANSFERS   TRANSFERS   BALANCE
                                 BEGINNING     NET       COMPREHENSIVE   SETTLEMENTS,     IN TO       OUT OF     AT END
IN THOUSANDS                      OF YEAR    INCOME (1)      GAIN             NET         LEVEL 3     LEVEL 3    OF YEAR
------------                   ------------- ----------- ------------- ---------------- ----------- ---------- -----------
Policy and contract
   account balances             $     2,398   $  10,716   $         -   $            -   $       -   $      -   $  13,114
Future policy and contract
   benefits                         107,175     (75,090)            -           (1,086)          -          -      30,999
                               ------------- ----------- ------------- ---------------- ----------- ---------- -----------
    Total financial liabilities $   109,573   $ (64,374)  $         -   $       (1,086)  $       -   $      -   $  44,113
                               ============= =========== ============= ================ =========== ========== ===========

(1) The amounts in this column related to future policy and contract benefits are reported as gains within net realized investment gains (losses) on the consolidated statements of operations and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations.

The change in unrealized (gains) losses included in net income (loss) related to liabilities held as of December 31, 2010 was $13,405,000, of which $(8,975,000) was included in net realized investment gains (losses) and $22,380,000 was included in policyholder benefits on the consolidated statements of operations. The change in unrealized (gains) losses included in net income (loss) related to liabilities held as of December 31, 2009 was $(60,698,000), of which $(70,908,000) was included in net realized investment gains (losses) and $10,210,000 was included in policyholder benefits on the consolidated statements of operations.

The Company did not have any assets or liabilities reported at fair value on a nonrecurring basis.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE

The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

Fair values of mortgage loans are based upon matrix pricing and discounted cash flows which may not necessarily equal the exit price a market participant would pay for the loan. The carrying amounts for finance receivables, policy loans, and alternative investments approximate the assets' fair values.

The interest rates on finance receivables outstanding as of December 31, 2010 and 2009 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security.

The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2010 and 2009 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

The fair value of notes payable is estimated using rates currently available to the Company for debt with similar terms and remaining maturities.

The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                         2010                2009
                                 ---------------------- -----------------------
                                   CARRYING     FAIR      CARRYING     FAIR
IN THOUSANDS                        AMOUNT      VALUE      AMOUNT     VALUE
------------                     ----------- ---------- ----------- -----------
Mortgage loans, net              $ 1,276,154 $1,333,744  $1,263,581  $1,231,777
Finance receivables, net             197,856    197,856     190,925     190,925
Policy loans                         339,127    339,127     340,362     340,362
Alternative investments              506,294    506,294     470,424     470,424

The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                         2010                2009
                                 ---------------------- -----------------------
                                   CARRYING     FAIR      CARRYING     FAIR
IN THOUSANDS                        AMOUNT      VALUE      AMOUNT     VALUE
------------                     ----------- ---------- ----------- -----------
Deferred annuities               $ 2,564,994 $2,742,477  $2,420,139  $2,532,103
Annuity certain contracts             82,974     87,647      72,789      86,544
Other fund deposits                1,702,694  1,705,162   1,560,268   1,558,257
Supplementary contracts without
 life contingencies                   58,638     58,638      56,407      56,407
Notes payable                        120,000    122,179     125,000     127,226

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6) INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The Company's fixed maturity portfolio consists primarily of public and private corporate fixed maturity securities, mortgage and other asset backed securities, and U.S. Treasury and agency obligations.

The carrying value of the Company's fixed maturity portfolio totaled $9,194,122,000 and $8,024,159,000 at December 31, 2010 and 2009,
respectively. Fixed maturity securities represent 76.8% and 75.0% of total invested assets at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009 publicly traded fixed maturity securities comprised 78.6% and 80.2%, respectively, of the total fixed maturity portfolio.

The Company invests in private placement fixed maturity securities to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded securities. Generally, private placement fixed maturity securities provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement securities generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded fixed maturity securities.

The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

The Company's RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (e.g., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers. The Company's RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company's portfolio consisted of $1,701,160,000 and $1,687,038,000 agency backed RMBS and $314,838,000 and
$303,993,000 non-agency backed RMBS as of December 31, 2010 and 2009, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards. The fair value of the Company's subprime securities as of December 31, 2010 was $72,924,000 with unrealized losses totaling $11,021,000. The fair value of the Company's subprime securities as of December 31, 2009 was $52,396,000 with unrealized losses totaling $15,369,000.

The Company's asset-backed securities investment portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

The equity securities portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's equity security portfolio totaled $227,104,000 and $302,467,000 as of December 31, 2010 and 2009, respectively.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:


IN THOUSANDS                                                 GROSS        GROSS
------------                                   AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2010                                 COST       GAINS        LOSSES     AOCL (1)    FAIR VALUE
--------------------------------------------- ----------- ------------ ------------ ----------- ------------
U.S. government securities                     $  130,044  $    17,536  $       159  $        -  $   147,421
Agencies not backed by the full faith and
   credit of the U.S. government                   16,010        1,690          390           -       17,310
Foreign government securities                      45,619        4,626            -           -       50,245
Corporate securities                            5,071,360      357,013       14,032     (10,988)   5,425,329
Asset-backed securities                           486,613       29,892        1,926      (5,450)     520,029
CMBS                                              951,026       28,347       10,790       4,864      963,719
RMBS                                            1,982,519       86,091       11,498      41,114    2,015,998
                                              ----------- ------------ ------------ ----------- ------------
 Total fixed maturity securities,
    available-for-sale                          8,683,191      525,195       38,795      29,540    9,140,051
Equity securities - unaffiliated                  185,274       32,886        1,340           -      216,820
                                              ----------- ------------ ------------ ----------- ------------
       Total                                   $8,868,465  $   558,081  $    40,135  $   29,540  $ 9,356,871
                                              =========== ============ ============ =========== ============

(1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:


IN THOUSANDS                                                 GROSS        GROSS
------------                                   AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2009                                 COST       GAINS        LOSSES     AOCL (2)    FAIR VALUE
--------------------------------------------- ----------- ------------ ------------ ----------- ------------
U.S. government securities                     $  119,502  $    12,129  $       504  $        -  $   131,127
Agencies not backed by the full faith and
   credit of the U.S. government                   22,770        1,523          510           -       23,783
Foreign government securities                      44,668        2,556          942           -       46,282
Corporate securities                            4,264,286      221,555       21,419        (724)   4,465,146
Asset-backed securities                           447,434       26,711        5,019       1,908      467,218
CMBS                                              946,068       10,370       69,323      46,434      840,681
RMBS                                            2,041,599       62,715       33,365      79,918    1,991,031
                                              ----------- ------------ ------------ ----------- ------------
 Total fixed maturity securities,
    available-for-sale (1)                      7,886,327      337,559      131,082     127,536    7,965,268
Equity securities - unaffiliated                  242,238       43,195        2,328           -      283,105
                                              ----------- ------------ ------------ ----------- ------------
  Total                                        $8,128,565  $   380,754  $   133,410  $  127,536  $ 8,248,373
                                              =========== ============ ============ =========== ============

(1) As noted in footnote 2, certain fixed maturity securities were reclassified between categories in 2010. Prior year balances have been adjusted to be consistent with amounts reported as of and for the year ended December 31, 2010.

(2) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

IN THOUSANDS                                                 GROSS        GROSS
------------                                   AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2010                                 COST       GAINS        LOSSES       AOCL      FAIR VALUE
--------------------------------------------- ----------- ------------ ------------ ----------- ------------
U.S. government securities                     $  28,288   $    1,920   $      329   $       -   $   29,879
Agencies not backed by the full faith and
   credit of the U.S. government                   5,708          472            -           -        6,180
Corporate securities                              15,462          582           40           -       16,004
Asset-backed securities                            2,011            -            3           -        2,008
                                              ----------- ------------ ------------ ----------- ------------
 Total fixed maturity securities                  51,469        2,974          372           -       54,071
Equity securities - unaffiliated                   8,624        1,689           29           -       10,284
                                              ----------- ------------ ------------ ----------- ------------
  Total                                        $  60,093   $    4,663   $      401   $       -   $   64,355
                                              =========== ============ ============ =========== ============

The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

IN THOUSANDS                                                 GROSS        GROSS
------------                                   AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2009                                 COST       GAINS        LOSSES       AOCL      FAIR VALUE
--------------------------------------------- ----------- ------------ ------------ ----------- ------------
U.S. government securities                     $  39,325   $      820   $    1,454   $       -   $   38,691
Foreign government securities                        703            8           21           -          690
Corporate securities                              18,502        1,063           55           -       19,510
                                              ----------- ------------ ------------ ----------- ------------
 Total fixed maturity securities                  58,530        1,891        1,530           -       58,891
Equity securities - unaffiliated                  15,563        3,870           71           -       19,362
                                              ----------- ------------ ------------ ----------- ------------
  Total                                        $  74,093   $    5,761   $    1,601   $       -   $   78,253
                                              =========== ============ ============ =========== ============


The amortized cost and fair value of fixed maturity securities at December 31, 2010, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                        AVAILABLE-FOR-SALE
IN THOUSANDS                                             AVAILABLE-FOR-SALE             SECURITIES ON LOAN
------------                                      -------------------------------  -----------------------------
                                                    AMORTIZED           FAIR         AMORTIZED          FAIR
                                                      COST              VALUE          COST            VALUE
                                                  --------------    -------------  ---------------   ------------
Due in one year or less                            $    205,422      $   209,769    $         861     $      872
Due after one year through five years                 1,856,500        2,005,532           17,060         17,588
Due after five years through ten years                2,804,920        3,011,040           23,621         23,827
Due after ten years                                     396,191          413,964            7,916          9,776
                                                  --------------    -------------  ---------------   ------------
                                                      5,263,033        5,640,305           49,458         52,063
Asset-backed and mortgage-backed
   securities                                         3,420,158        3,499,746            2,011          2,008
                                                  --------------    -------------  ---------------   ------------
 Total                                             $  8,683,191      $ 9,140,051    $      51,469     $   54,071
                                                  ==============    =============  ===============   ============

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

                                                                         DECEMBER 31, 2010
                                               ---------------------------------------------------------------------------
                                                      LESS THAN 12 MONTHS                   12 MONTHS OR GREATER
                                               ------------------------------------ --------------------------------------
                                                                        UNREALIZED                            UNREALIZED
                                                                        LOSSES AND                             LOSSES AND
                                                            AMORTIZED    OTTI IN                  AMORTIZED     OTTI IN
IN THOUSANDS                                   FAIR VALUE     COST          AOCL     FAIR VALUE      COST         AOCL
------------                                   ----------- ----------- ------------ ------------ ------------ ------------
U.S. government securities                      $   16,932  $   17,091  $       159  $         -  $         -  $         -
Agencies not backed by the full faith
   and credit of the U.S. government                 2,493       2,574           81        3,691        4,000          309
Corporate securities                               570,996     583,574       12,578       20,300       21,768        1,468
Asset-backed securities                             36,910      37,832          922       13,276       15,576        2,300
CMBS                                               106,988     110,344        3,356      108,353      130,546       22,193
RMBS                                               165,473     169,420        3,947      215,998      268,046       52,048
Equity securities - unaffiliated                    16,948      18,072        1,124          880        1,096          216

                                                                         DECEMBER 31, 2009(1)
                                               ---------------------------------------------------------------------------
                                                      LESS THAN 12 MONTHS                   12 MONTHS OR GREATER
                                               ------------------------------------ --------------------------------------
                                                                        UNREALIZED                            UNREALIZED
                                                                        LOSSES AND                             LOSSES AND
                                                            AMORTIZED    OTTI IN                  AMORTIZED     OTTI IN
IN THOUSANDS                                   FAIR VALUE     COST          AOCL     FAIR VALUE      COST         AOCL
------------                                   ----------- ----------- ------------ ------------ ------------ ------------
U.S. government securities                      $   33,883  $   34,387  $       504  $         -  $         -  $        -
Agencies not backed by the full faith
   and credit of the U.S. government                 3,518       4,000          482          635          663          28
Foreign government securities                       23,152      24,094          942            -            -           -
Corporate securities                               304,412     308,666        4,254      303,447      323,432      19,985
Asset-backed securities                             88,470      91,814        3,344       24,255       27,989       3,734
CMBS                                               125,319     137,089       11,770      373,760      478,237     104,477
RMBS                                               444,270     475,153       30,883      214,407      300,772      86,365
Equity securities - unaffiliated                    11,640      12,299          659       75,036       76,705       1,669


(1) As noted in footnote 2, certain fixed maturity securities were reclassified between categories in 2010. Prior year balances have been adjusted to be consistent with amounts reported as of and for the year ended December 31, 2010.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

                                                                         DECEMBER 31, 2010
                                               ---------------------------------------------------------------------------
                                                      LESS THAN 12 MONTHS                   12 MONTHS OR GREATER
                                               ------------------------------------ --------------------------------------
                                                                        UNREALIZED                            UNREALIZED
                                                                        LOSSES AND                             LOSSES AND
                                                            AMORTIZED    OTTI IN                  AMORTIZED     OTTI IN
IN THOUSANDS                                   FAIR VALUE     COST          AOCL     FAIR VALUE      COST         AOCL
------------                                   ----------- ----------- ------------ ------------ ------------ ------------
U.S. government securities                      $  18,776   $  19,105   $      329   $        -   $        -   $        -
Corporate securities                                4,362       4,402           40            -            -            -
Asset-backed securities                             2,008       2,011            3            -            -            -
Equity securities - unaffiliated                      210         239           29            -            -            -


                                                                         DECEMBER 31, 2009
                                               ---------------------------------------------------------------------------
                                                      LESS THAN 12 MONTHS                   12 MONTHS OR GREATER
                                               ------------------------------------ --------------------------------------
                                                                        UNREALIZED                            UNREALIZED
                                                                        LOSSES AND                             LOSSES AND
                                                            AMORTIZED    OTTI IN                  AMORTIZED     OTTI IN
IN THOUSANDS                                   FAIR VALUE     COST          AOCL     FAIR VALUE      COST         AOCL
------------                                   ----------- ----------- ------------ ------------ ------------ ------------
U.S. government securities                      $  32,071   $  33,525   $    1,454   $        -   $        -   $        -
Foreign government securities                         497         518           21            -            -            -
Corporate securities                                5,310       5,364           54          424          425            1
Equity securities - unaffiliated                    1,249       1,320           71            -            -            -

For fixed maturity securities in an unrealized loss position, the Company expects to collect all principal and interest payments. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2010, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

The following paragraphs summarize the Company's evaluation of investment categories with unrealized losses as of December 31, 2010.

U.S. government securities by their nature are impaired due to current interest rates and not credit-related reasons.

Agencies not backed by the full faith and credit of the U.S. government are also normally impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

Corporate security valuations are impacted by both interest rates and credit industry specific issues. The Company recognizes an OTTI due to credit issues if the Company feels the security will not recover in a reasonable period of time. Unrealized losses are primarily due to the interest rate environment and credit spreads.

CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

The Company's RMBS portfolio primarily consists of prime residential mortgages with loans made to customers with strong credit histories. The slowdown in the U.S. housing market has impacted the valuations across the entire asset class. As of December 31, 2010, 84.4% of the RMBS portfolio was invested in agency pass-through securities. At December 31, 2010, the Company had RMBS securities that were in an unrealized loss position for twelve months or longer. The fair values of these securities were 78.1% investment grade (BBB or better). Credit support for the RMBS holdings remains high.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Weaknesses in commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. At December 31, 2010, the Company had CMBS securities that had been in an unrealized loss position for twelve months or longer. The fair values of these securities were 78.0% investment grade.

Equity securities with unrealized losses at December 31, 2010 primarily represent highly diversified publicly traded equity securities that have positive outlooks for near-term future recovery.

At December 31, 2010 and 2009, fixed maturity securities and cash equivalents with a carrying value of $19,295,000 and $18,862,000, respectively, were on deposit with various regulatory authorities as required by law.

MORTGAGE LOANS

The Company underwrites commercial mortgages on general purpose income producing properties including office buildings, retail facilities, apartments/other, industrial and hotel properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $1,276,154,000 and $1,263,581,000 at December 31, 2010
and 2009, respectively.

All of the Company's commercial mortgage loan investments are owned by Minnesota Life Insurance Company and are managed and serviced directly by an affiliate, Advantus Capital Management, Inc. (Advantus). The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

If information is obtained on commercial mortgage loans that indicate a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

Real estate acquired in satisfaction of debt is accounted for at the lower of the property's fair value less expected selling costs or the loan balance.
In 2010, the Company acquired two properties in lieu of foreclosure. The total carrying value of those properties at December 31, 2010 was $8,400,000 and is included in other invested assets on the consolidated balance sheets. There were also two restructured loans with a total carrying value of $10,229,000 and no foreclosed loans in the commercial mortgage loan portfolio at December 31, 2010. The Company had one restructured loan with a carrying value of $4,655,000 and no foreclosed loans or real estate owned as of December 31, 2009. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2010.

Realized losses on mortgage loans are the result of foreclosures, sales of loans and write-down in anticipation of losses. The Company recognized $3,144,000 of realized losses in 2010 on commercial mortgage loans where the properties were acquired in lieu of foreclosure. The Company did not recognize any realized capital losses on commercial mortgage loans for the years ended December 31, 2009 and 2008. The valuation allowance held for mortgage loans was $3,700,000 as of December 31, 2010 and $100,000 as of December 31, 2009. The change in valuation allowance was $3,600,000, $100,000 and $0 for the years ending December 31, 2010, 2009 and 2008, respectively.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

ALTERNATIVE INVESTMENTS

Alternative investments primarily consist of venture capital funds, middle market leveraged buyout funds, distressed debt funds, mezzanine debt funds, hedge funds and other miscellaneous equity investments. Alternative investments are attempted to be diversified by type, general partner, vintage year, and geographic location - both domestic and international.

The Company's composition of alternative investments by type were as follows:

                                               DECEMBER 31, 2010                  DECEMBER 31, 2009
                                        -----------------------------      -----------------------------
                                          CARRYING          PERCENT          CARRYING          PERCENT
IN THOUSANDS                                VALUE          OF TOTAL            VALUE          OF TOTAL
------------                            -------------  --------------      -------------  --------------
Alternative investments
 Private equity funds                    $   261,399           51.6%        $   244,590          52.0%
 Mezzanine debt funds                        172,029           34.0%            156,180          33.2%
 Hedge funds                                  72,866           14.4%             69,654          14.8%
                                        -------------  --------------      -------------  --------------
  Total alternative investments          $   506,294          100.0%        $   470,424         100.0%
                                        =============  ==============      =============  ==============

NET INVESTMENT INCOME

Net investment income for the years ended December 31 was as follows:

IN THOUSANDS                                       2010              2009             2008
------------                                ----------------- ----------------- -----------------
Fixed maturity securities                       $ 476,702         $ 437,786         $ 406,958
Equity securities                                   9,525            12,371            20,886
Mortgage loans                                     76,925            77,362            80,917
Policy loans                                       24,649            24,515            24,040
Cash equivalents                                      379             1,510             4,921
Alternative investments                            13,052             3,930             5,266
Derivative instruments                                231               (85)             (101)
Other invested assets                               2,714             1,362             3,005
                                            ----------------- ----------------- -----------------
   Gross investment income                        604,177           558,751           545,892
Investment expenses                               (18,221)          (15,636)          (16,676)
                                            ----------------- ----------------- -----------------
   Total                                        $ 585,956         $ 543,115         $ 529,216
                                            ================= ================= =================

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the years ended December 31 were as follows:

IN THOUSANDS                                       2010              2009             2008
------------                                ----------------- ----------------- -----------------
Fixed maturity securities                       $  2,477           $ (27,840)        $ (290,059)
Equity securities                                 29,502              47,486            (93,986)
Mortgage loans                                    (6,803)                (74)                 -
Alternative investments                            1,362             (15,267)            (2,070)
Derivative instruments                            10,087              21,434            (50,844)
Other invested assets                               (207)                  2                107
Securities held as collateral                      4,503               4,276            (47,019)
                                            ----------------- ----------------- -----------------
 Total                                          $ 40,921           $  30,017         $ (483,871)
                                            ================= ================= =================

Gross realized gains (losses) on the sales of fixed maturity securities, equity securities and alternative investments for the years ended December 31 were as follows:

IN THOUSANDS                                       2010              2009             2008
------------                                ----------------- ----------------- -----------------
Fixed maturity securities, available for sale:
 Gross realized gains                            $ 43,443          $ 102,423         $ 15,997
 Gross realized losses                            (18,712)           (85,455)         (93,306)
Equity securities:
 Gross realized gains                              34,046             79,699           49,028
 Gross realized losses                             (4,493)           (27,963)         (66,223)
Alternative investments:
 Gross realized gains                              24,412              5,085           10,173
 Gross realized losses                             (9,018)               (21)             (70)

Other-than-temporary impairments by asset type recognized in net realized investment gains (losses) for the years ended December 31 were as follows:

IN THOUSANDS                                       2010              2009             2008
------------                                ----------------- ----------------- -----------------
Fixed maturity securities
 Corporate securities                           $  1,840           $ 14,107         $  46,580
 Asset-backed securities                           2,923                  -            14,400
 CMBS                                             10,538              1,141            29,363
 RMBS                                              6,953             29,560           122,408
Mortgage loans                                     3,144                  -                 -
Equity securities                                     51              4,250            76,792
Alternative investments                           14,032             20,331            12,173
Other invested assets                                971                  -                 -
Securities held as collateral                          -                  -            47,019
                                            ----------------- ----------------- -----------------
 Total other-than-temporary impairments         $ 40,452           $ 69,389         $ 348,735
                                            ================= ================= =================

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET REALIZED INVESTMENT GAINS (LOSSES) (CONTINUED)

The cumulative credit loss component of other-than-temporary impairments on fixed maturity securities still held by the Company at December 31, for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income, was as follows:

IN THOUSANDS                                                      2010                2009
------------                                              -------------------  -------------------
Balance at beginning of year                                   $ 92,556             $       -
Credit loss component of OTTI loss not reclassified to
 other comprehensive loss in the cumulative effect
 transition adjustment                                                -                87,767
Additions:
 Initial impairments - credit loss OTTI recognized on
  securities not previously impaired                              6,337                33,414
 Additional impairments - credit loss OTTI recognized
  on securities previously impaired                              15,917                11,393
Reductions:
 Due to sales (or maturities, pay downs, or prepayments)
  during the period of securities previously credit loss
  OTTI impaired                                                 (48,233)              (40,018)
                                                          -------------------  -------------------
Balance at end of year                                         $ 66,577             $  92,556
                                                          ===================  ===================

(7) DERIVATIVE INSTRUMENTS

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, forwards, futures and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to utilize replication strategies and manage other risks due to the variable nature of the Company's cash flows. The Company also issues certain insurance policies that have embedded derivatives.

Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for over-the-counter derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                           DECEMBER 31, 2010                    DECEMBER 31, 2009
                                  ------------------------------------ ------------------------------------
IN THOUSANDS                                       FAIR VALUE                           FAIR VALUE
------------                                 -------------------------             ------------------------
  PRELIMINARY
UNDERLYING RISK                    NOTIONAL                             NOTIONAL
   EXPOSURE      INSTRUMENT TYPE    AMOUNT    ASSETS   LIABILITIES (1)   AMOUNT     ASSETS   LIABILITIES (1)
-------------------------------------------- ------------------------- ----------- -------------------------
Interest rate     Interest rate
                   swaps          $  101,500 $  9,943   $        -      $ 101,500   $ 3,287     $       -
                  Interest rate
                   futures           271,500        3            -        162,100         5             -
                  TBAs               123,208  124,840            -         39,361    41,056             -
Foreign currency  Foreign currency
                   swaps              17,000   (2,257)           -              -         -             -
                  Foreign currency
                   forwards                -        -            -              6         -             -
Equity market     Equity futures     130,040        2            -         89,320         2             -
                  Equity options     497,491   32,759        9,840         61,160     3,119           673
                                  ---------- --------- --------------- ----------- ----------- -------------
 Total derivatives                $1,140,739 $165,290   $    9,840      $ 453,447   $47,469     $     673
                                  ========== ========= =============== =========== =========== =============

(1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the consolidated balance sheets.

The majority of the freestanding derivatives utilized by the Company, other than TBAs, are for specific hedging programs related to various annuity and insurance product liabilities that have market risk. The trading activity for these programs is influenced by two major factors - the sales growth of products and the volatility in the interest and equity markets. The volume and frequency of trading increased during the volatile equity markets in late 2008 and early 2009. For most of 2009 and 2010 the trading volume and frequency was at expected levels.

Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

The Company used interest rate futures to manage duration in certain portfolios within the general account of the Company. The trading volume and frequency was stable in these portfolios during 2010 and 2009. In addition, the Company utilized a total return strategy in 2008 that replicated the S&P 500 by investing in corporate bonds and total rate of return swaps. The swaps were unwound in 2008.

In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of fixed maturity securities denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

Total rate of return swaps (TRRs) are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to synthetically create investments. There were no TRRs at December 31, 2010 or December 31, 2009.

The Company holds TBA forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The following tables present the amount and location of gains (losses) recognized in income from derivatives:

                                                           DECEMBER 31, 2010
                                           --------------------------------------------------
                                              NET REALIZED
                                            INVESTMENT GAINS   NET INVESTMENT   POLICYHOLDER
IN THOUSANDS                                    (LOSSES)           INCOME         BENEFITS
------------                               ------------------ ---------------- --------------
Interest rate swaps                          $       10,999     $        (83)    $        -
Interest rate futures                                 6,301                -              9
TBAs                                                    356                -              -
Foreign currency swaps                               (2,346)             322              -
Foreign currency forwards                              (203)              (8)             -
Equity futures                                      (15,030)               -          8,869
Equity options                                         (412)               -          6,282
                                           ------------------ ---------------- --------------
Total (losses) gains recognized in
 income from derivatives                     $         (335)    $        231     $   15,160
                                           ================== ================ ==============

                                                           DECEMBER 31, 2009
                                           --------------------------------------------------
                                              NET REALIZED
                                            INVESTMENT GAINS   NET INVESTMENT   POLICYHOLDER
IN THOUSANDS                                    (LOSSES)           INCOME         BENEFITS
------------                               ------------------ ---------------- --------------
Interest rate swaps                          $      (19,339)    $        (83)    $    3,414
Interest rate futures                               (12,010)               -              -
TBAs                                                  1,075                -              -
Foreign currency forwards                                53               (2)             -
Equity futures                                      (24,521)               -              -
Equity options                                            -                -            768
                                           ------------------ ---------------- --------------
Total (losses) gains recognized in
 income from derivatives                     $      (54,742)    $        (85)    $    4,182
                                           ================== ================ ==============

                                                           DECEMBER 31, 2008
                                           --------------------------------------------------
                                              NET REALIZED
                                            INVESTMENT GAINS   NET INVESTMENT   POLICYHOLDER
IN THOUSANDS                                    (LOSSES)           INCOME         BENEFITS
------------                               ------------------ ---------------- --------------
Interest rate swaps                          $        24,115    $         (23)   $       141
Interest rate futures                                 15,946                -              -
TBAs                                                   1,065                -              -
Foreign currency forwards                                 26              (78)             -
Equity futures                                         5,025                -              -
Equity options                                           (65)               -              -
Total return swaps                                    (2,767)               -              -
                                           ------------------ ---------------- --------------
Total gains (losses) recognized in
 income from derivatives                     $        43,345    $        (101)   $       141
                                           ================== ================ ==============

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company was not obligated to receive any cash collateral at either December 31, 2010 or December 31, 2009.

The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company does not have any over-the-counter derivatives that are in a net liability position, after considering the effect of netting arrangements, as of December 31, 2010 and therefore, was not required to pledge collateral.

EMBEDDED DERIVATIVES

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These embedded derivatives take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

The following table presents the fair value of the Company's embedded derivatives at December 31:

IN THOUSANDS                                              2010                2009
------------                                        ----------------    ----------------
Embedded derivatives within annuity products:
 Guaranteed withdrawal benefits                       $     (8,470)       $    (17,176)
 Guaranteed payout floors                                  (12,107)            (13,823)
 Other                                                      (3,831)             (3,489)

Embedded derivatives within life insurance products:
 Equity-linked index credits                          $    (31,470)       $     (9,625)

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31:

IN THOUSANDS                                              2010                2009                  2008
------------                                        ----------------    ----------------    -------------------
Embedded derivatives within annuity products:
 Net investment gains (losses)                        $     10,422        $     76,176         $      (94,189)
 Policyholder benefits                                        (342)             (1,838)                  (464)

Embedded derivatives within life insurance products:
 Policyholder benefits                                $    (21,845)       $     (8,879)        $         (207)

At December 31, 2010 and 2009, fixed maturity securities with a carrying value of $19,161,000 and $29,989,000, respectively, were pledged as collateral to a regulatory authority as part of the Company's derivative program.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8) VARIABLE INTEREST ENTITIES

The Company is involved with various special purpose entities and other entities that are deemed to be variable interest entities (VIE). A VIE is an entity that either has investors that lack certain characteristics of a controlling financial interest or lacks sufficient equity to finance its own activities without financial support provided by other entities.

The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and is therefore the primary beneficiary. The Company is deemed to have controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.

CONSOLIDATED VIES

As of December 31, 2010 and 2009, the Company held an investment in a trust for which it was the primary beneficiary and where the results were consolidated in the Company's financial results. The assets held under the VIE as of December 31, 2010 and 2009 were $4,774,000 and $4,746,000, respectively, and are included in other invested assets on the consolidated balance sheets.

NON-CONSOLIDATED VIES

The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs. These structured securities typically invest in fixed income investments and include asset-backed securities, CMBS and RMBS. The Company has not provided financial or other support with respect to these investments other than its original investment. The Company has determined it is not the primary beneficiary of these investments due to the relative size of the Company's investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination, which reduces the Company's obligation to absorb losses or right to receive benefits, and the Company's inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company's maximum exposure to loss on these structured investments is limited to the amount of the investment. See
Note 5 for details regarding the carrying amount and classification of these assets.

In addition, the Company invests in alternative investments that may or may
not be VIEs.   The Company has determined that it is not required to
consolidate these entities because it does not have the ability to direct the activities of the entities and it does not have the obligation to absorb losses or the right to receive benefits from the entities that could be potentially significant. The maximum exposure to loss associated with the entities is equal to the carrying amounts of the investment in the VIE plus any unfunded commitments. The carrying amount was $506,294,000 and $470,424,000 and the maximum exposure was $721,610,000 and $681,896,000 at
December 31, 2010 and December 31, 2009, respectively.

(9) NET FINANCE RECEIVABLES

Finance receivables as of December 31 were as follows:

IN THOUSANDS                                        2010                  2009
------------                             -----------------------  ----------------------
Direct installment loans                   $            244,695     $          227,107
Retail installment notes                                 34,401                 38,301
Accrued interest                                          4,528                  4,458
                                         -----------------------  ----------------------
 Gross receivables                                      283,624                269,866
Unearned finance charges                                (74,433)               (68,177)
Allowance for losses                                    (11,335)               (10,764)
                                         -----------------------  ----------------------
  Finance receivables, net                 $            197,856     $          190,925
                                         =======================  ======================

Direct installment loans, at December 31, 2010 and 2009, consisted of $168,175,000 and $156,309,000, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $10,177,000 and $11,276,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2010 were as follows:

IN THOUSANDS
------------
2011                                                        $   22,846
2012                                                            61,716
2013                                                           103,364
2014                                                            19,778
2015                                                               305
2016 and thereafter                                              1,182
                                                            -----------
 Total finance receivables, net of unearned finance charges    209,191
Allowance for losses                                           (11,335)
                                                            -----------
  Finance receivables, net                                  $  197,856
                                                            ===========

During the years ended December 31, 2010, 2009 and 2008, principal cash collections of direct installment loans were $78,324,000, $74,312,000 and $74,441,000, respectively, and the percentages of these cash collections to average net balances were 47%, 46% and 47%, respectively. Retail installment notes' principal cash collections were $42,079,000, $37,770,000 and $38,200,000, respectively, and the percentages of these cash collections to average net balances were 160%, 148% and 149% for the years ended December 31, 2010, 2009 and 2008, respectively.

The ratio of the allowance for losses to total finance receivables, net of unearned finance charges, at December 31, 2010 and 2009 was 5.4% and 5.3%, respectively.

Changes in the allowance for losses for the years ended December 31 were as follows:

IN THOUSANDS                              2010               2009                 2008
------------                     -------------------- ------------------ ---------------------
Balance at beginning of year        $         10,764     $       10,369     $         10,067
Provision for credit losses                    8,804             10,116                8,487
Charge-offs                                  (12,279)           (13,553)             (11,907)
Recoveries                                     4,046              3,832                3,722
                                 -------------------- ------------------ ---------------------
Balance at end of year              $         11,335     $       10,764     $         10,369
                                 ==================== ================== =====================

At December 31, 2010 and 2009, the recorded investments in certain direct
installment loans were considered to be impaired.   The balances of such
loans at December 31, 2010 and 2009 and the related allowance for losses were as follows:

IN THOUSANDS                                                        INSTALLMENT LOANS
------------                                                   ---------------------------
Balances at December 31, 2010                                     $              55
Related allowance for losses                                      $              55

Balances at December 31, 2009                                     $              77
Related allowance for losses                                      $              63

All loans deemed to be impaired are placed on non-accrual status. Interest income on impaired loans is recognized on a cash basis. The average balance of impaired loans during the years ended December 31, 2010 and 2009 was $63,000 and $86,000, respectively.

There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2010 or 2009.

The net investment in receivables on which the accrual of finance charges and interest was suspended at and which are being accounted for on a cash basis at December 31, 2010 and 2009 was $19,386,000 and $23,168,000, respectively.
There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2010 and 2009.

(10) INCOME TAXES

Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

IN THOUSANDS                                            2010         2009          2008
------------                                      -------------- ------------ --------------
Computed tax expense (benefit)                     $     78,718   $   57,341   $   (119,014)
Difference between computed and actual tax expense:
 Dividends received deduction                           (16,568)      (7,394)        (7,278)
 Tax credits                                             (3,211)        (927)        (5,257)
 Change in valuation allowance                                9           (1)        36,995
 Expense adjustments and other                           (1,978)       2,550          3,018
                                                  -------------- ------------ --------------
  Total tax expense (benefit)                      $     56,970   $   51,569   $    (91,536)
                                                  ============== ============ ==============

The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability at December 31 were as follows:

IN THOUSANDS                                                     2010                  2009
------------                                           ----------------------  ----------------------
Deferred tax assets:
 Policyholder liabilities                                $           32,955      $           16,602
 Pension, postretirement and other benefits                          12,579                  66,858
 Tax deferred policy acquisition costs                              138,216                 124,938
 Deferred gain on individual disability coinsurance                   7,981                   9,320
 Net realized capital losses                                         66,979                  63,970
 Ceding commissions and goodwill                                        104                   2,603
 Other                                                                9,548                   7,329
                                                       ----------------------  ----------------------
  Gross deferred tax assets                                         268,362                 291,620
 Less valuation allowance                                                (9)                      -
                                                       ----------------------  ----------------------
  Deferred tax assets, net of valuation allowance                   268,353                 291,620

Deferred tax liabilities:
 Deferred policy acquisition costs                                  258,758                 251,577
 Premiums                                                            17,144                  23,547
 Real estate and property and equipment depreciation                  5,941                   6,655
 Basis difference on investments                                      7,229                   6,805
 Net unrealized capital gains                                       204,691                  56,242
 Other                                                               19,252                  16,725
                                                       ----------------------  ----------------------
  Gross deferred tax liabilities                                    513,015                 361,551
                                                       ----------------------  ----------------------
   Net deferred tax liability                            $          244,662      $           69,931
                                                       ======================  ======================

As of December 31, 2010, the Company recorded a $9,000 valuation allowance related to tax benefits of certain state operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state operating loss carryforwards will not be realized. Management has determined that a valuation allowance was not required for other deferred tax items based on management's assessment that it is more likely than not that these deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

As of December 31, 2009, management determined that a valuation allowance was not required for these deferred tax asset items based on management's assessment that it is more likely than not that these deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income. The net cumulative effect adjustment of adopting the OTTI Guidance effective January 1, 2009, resulted in a $31,000,000 reduction of the valuation allowance. Of the remaining $6,001,000 of valuation allowance, $6,000,000 was released as an increase to other comprehensive income and $1,000 was released as a decrease to income tax expense on the consolidated statements of operations.

The increase (decrease) in deferred tax asset valuation allowance for the years ended December 31, 2010, 2009, and 2008, was $9,000, $(37,001,000) and
$36,995,000, respectively.

At December 31, 2010, state net operating loss carryforwards were $676,000, the majority of which will expire beginning in 2017.

Income taxes paid (refunded) for the years ended December 31, 2010, 2009, and 2008, were $4,038,000, $(41,920,000) and $17,073,000, respectively.

A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

IN THOUSANDS                                                     2010              2009
------------                                             -----------------  -----------------
Balance at beginning of year                                $     23,834       $     24,716
Additions based on tax positions related to current year           1,143              2,179
Additions for tax positions of prior years                         2,854              5,071
Reductions for tax positions of prior years                      (11,241)            (8,132)
Settlements                                                       (1,458)                 -
                                                         -----------------  -----------------
Balance at end of year                                      $     15,132       $     23,834
                                                         =================  =================

Included in the balance of unrecognized tax benefits at December 31, 2010 are potential benefits of $109,000 that, if recognized, would affect the effective tax rate on income from operations.

As of December 31, 2010, accrued interest and penalties of $531,000 are recorded as current income tax liabilities on the consolidated balance sheets and $667,000 is recognized as a current income tax expense on the consolidated statements of operations.

At December 31, 2010, there were no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.

During 2010, the Company was informed that the IRS Office of Appeals had fully conceded the disagreed issue from the IRS audit of the consolidated federal income tax returns for Minnesota Mutual Companies, Inc. and Subsidiaries for the years 2003 and 2004 and the Company received a refund of its Section 6603 deposit. The Company paid its applicable share of the taxes assessed for the agreed audit issues arising from the IRS audit of the consolidated tax returns for the years 2005-2007 and reached a settlement with the IRS Office of Appeals for the disagreed issues. The Company received a refund of its Section 6603 deposit and has accrued for the settlement refund. The consolidated tax returns for the years 2008 and 2009 are currently under examination by the IRS. The Company believes that any additional taxes refunded or assessed as a result of the examination will not have a material impact on its financial position.

(11) EMPLOYEE BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

The Company has a non-qualified non-contributory defined benefit retirement plan covering certain agents. Benefits are based upon years of participation and the agent's adjusted annual compensation.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

Prior to December 31, 2010, the Company also had a non-contributory defined benefit retirement plan covering substantially all employees. Benefits were based upon years of participation and the employee's average monthly compensation. Additionally, the Company had a non-contributory defined benefit retirement plan, which provided certain employees with benefits in excess of limits for qualified retirement plans. On December 31, 2010, the Company transferred sponsorship of these plans and the related plan assets and liabilities to SFG.

The Company also has a postretirement plan that provides certain health care and life insurance benefits to retired agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments

Prior to December 31, 2010, the Company also had a postretirement plan that provided health care and life insurance benefits to substantially all employees. Eligibility was determined by age at retirement and years of service. Health care premiums were shared with retirees, and other cost-sharing features included deductibles and co-payments. On December 31, 2010, the Company transferred sponsorship of this plan to SFG.

The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                      PENSION BENEFITS             OTHER BENEFITS
                                                  ------------------------     ----------------------
IN THOUSANDS                                          2010         2009           2010        2009
------------                                      ------------ -----------     ----------- ----------
Change in benefit obligation:
Benefit obligation at beginning of year            $  541,268   $ 506,456       $  56,420   $ 86,468
Service cost                                           21,081      20,913           1,239      2,709
Interest cost                                          32,200      29,498           3,309      4,623
Amendments                                                  -           -               -    (16,819)
Actuarial loss (gain)                                  37,945      (5,786)          5,363    (18,870)
Benefits paid                                         (11,537)     (9,813)         (2,066)    (1,691)
Transfer of plan sponsorship                         (564,586)          -         (57,098)         -
                                                  ------------ -----------     ----------- ----------
Benefit obligation at end of year                  $   56,371   $ 541,268       $   7,167   $ 56,420
                                                  ============ ===========     =========== ==========
Change in plan assets:
Fair value of plan assets at beginning
   of year                                         $  435,955   $ 369,328       $  14,748   $  8,642
Actual return on plan assets                           49,718      54,044           1,514      2,340
Employer contribution                                  38,841      22,396           1,809      5,457
Benefits paid                                         (11,537)     (9,813)         (2,066)    (1,691)
Transfer of plan sponsorship                         (461,472)          -         (16,005)         -
                                                  ------------ -----------     ----------- ----------
Fair value of plan assets at end of year           $   51,505   $ 435,955       $       -   $ 14,748
                                                  ============ ===========     =========== ==========
Net amount recognized:
Funded status                                      $   (4,866)  $(105,313)      $  (7,167)  $(41,672)

Amounts recognized on the consolidated
   balance sheets:
Accrued benefit cost                               $   (4,866)  $(105,313)      $  (7,167)  $(41,672)

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

                                                      PENSION BENEFITS             OTHER BENEFITS
                                                  ------------------------     ----------------------
IN THOUSANDS                                          2010         2009           2010        2009
------------                                      ------------ -----------     ----------- ----------
Amounts recognized in accumulated
  other comprehensive income (loss):
Prior service benefit                              $       33   $   2,689       $   3,322   $ 26,334
Net actuarial loss                                     (9,917)   (146,017)          3,691     (9,381)
                                                  ------------ -----------     ----------- ----------
Accumulated other comprehensive (loss)
  income at end of year                            $   (9,884)  $(143,328)      $   7,013   $ 16,953
                                                  ============ ===========     =========== ==========
Accumulated benefit obligation                     $   52,498   $ 388,705       $   7,167   $ 56,420

Plans with accumulated benefit obligation
  in excess of plan assets:
Projected benefit obligation                       $   38,125   $ 101,613
Accumulated benefit obligation                         38,125      80,007
Fair value of plan assets                              34,744      33,176

Weighted average assumptions used to
  determine benefit obligations:
Discount rate                                           5.31%       6.05%           5.17%      5.98%
Rate of compensation increase                           5.00%       5.73%               -          -

Components of net periodic benefit cost:
Service cost                                       $   21,081   $  20,913       $   1,239   $  2,709
Interest cost                                          32,200      29,498           3,309      4,623
Expected return on plan assets                        (36,301)    (33,782)         (1,160)      (726)
Prior service benefit amortization                       (456)       (444)         (2,260)    (1,139)
Recognized net actuarial loss                           4,379       5,673             177      1,035
                                                  ------------ -----------     ----------- ----------
Net periodic benefit cost                          $   20,903   $  21,858       $   1,305   $  6,502
                                                  ============ ===========     =========== ==========
Other changes in plan assets and benefit
  obligations recognized in other
    comprehensive (loss) income:
Prior service credit                               $        -   $       -       $       -   $ 16,819
Net (loss) gain                                       (24,528)     26,048          (5,009)    20,484
Amortization of prior service benefit                    (456)       (444)         (2,260)    (1,139)
Amortization of net loss                                4,379       5,673             177      1,035
                                                  ------------ -----------     ----------- ----------
Total recognized in other comprehensive
  (loss) income                                    $  (20,605)  $  31,277       $  (7,092)  $ 37,199
                                                  ============ ===========     =========== ==========

Accrued benefit costs are included in pension and other postretirement benefits on the consolidated balance sheets.

The estimated prior service credit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income
(loss) into net periodic benefit cost in 2011 are $4,000 and $419,000, respectively. The estimated prior service credit and net actuarial loss for the other postretirement benefit plan that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2011 are $676,000 and $270,000, respectively.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

                                                      PENSION BENEFITS             OTHER BENEFITS
                                                  ------------------------     ----------------------
IN THOUSANDS                                          2010         2009           2010        2009
------------                                      ------------ -----------     ----------- ----------
Weighted average assumptions used to
  determine net periodic benefit costs:
Discount rate                                           6.05%       5.78%           5.76%      5.77%
Expected long-term return on plan assets                7.77%       7.75%               -      7.00%
Rate of compensation increase                           5.73%       5.72%               -          -

Estimated future benefit payments for pension and other postretirement plans:

IN THOUSANDS                       PENSION BENEFITS    OTHER BENEFITS    MEDICARE SUBSIDY
------------                       ----------------    --------------    ----------------
2011                                  $ 2,667              $  441               $ -
2012                                    2,795                 448                 -
2013                                    2,836                 450                 -
2014                                    2,960                 446                 -
2015                                    2,986                 463                 -
2016 - 2020                            16,571               2,422                 -

For measurement purposes, the assumed health care cost trend rates start at 8.0% in 2010 and decrease gradually to 5.5% for 2015 and remain at that level thereafter. For 2009, the assumed health care cost trend rates start at 8.5% in 2009 and decrease gradually to 5.5% for 2015 and remain at that level thereafter.

The assumptions presented herein are based on pertinent information available to management as of December 31, 2010 and 2009. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2010 by $93,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2010 by $9,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2010 by $84,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2010 by $8,000.

To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate fixed maturity securities and Treasury par curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to levels deemed tolerable, which will mitigate (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses. This objective is achieved by strategically allocating assets among equities, fixed maturity securities and other investments. The majority of plans' assets are invested in equity securities, as equity portfolios have historically provided higher average returns than other asset classes over extended periods and are expected to do so in the future. The higher levels of risk entailed in equity securities is balanced by investing a significant portion of the plans' assets in high quality fixed maturity securities and the insurance company general account.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

The target asset allocation as of December 31, 2010, for each of the broad investment categories, weighted for all plans combined is as follows:

Equity securities                          11%  to  21%
Fixed maturity securities                  11%  to  21%
Insurance company general account          67%  to  67%

The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                        2010           2009
                                    -------------  ------------
Equity securities                         15%           57%
Fixed maturity securities                 18%           36%
Insurance company general account         67%            7%

Equity securities, as classified in the above table, include direct investments in common stocks, mutual funds and pooled separate accounts. Fixed maturity securities include investments in pooled separate accounts. Pooled separate accounts are under either an immediate participation guaranteed contract or a group annuity contract with Minnesota Life Insurance Company and represent segregated funds administered by an unaffiliated asset management firm and consist principally of marketable fixed maturity and equity securities.

The insurance company general account, as classified in the above table, represents assets held within the general account of Minnesota Life Insurance Company. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities.

At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity securities for asset allocation purposes.

The Company's investment policy includes various guidelines and procedures designed to ensure that the plans' assets can reasonably be expected to achieve the objective of the policy. The investment policy is periodically reviewed by the plans' respective trustees.

The fair value of the Company's pension and other postretirement plans financial assets and financial liabilities has been determined using available market information as of December 31, 2010. Although the Company is not aware of any factors that would significantly affect the fair value of the pension and other postretirement plans financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include cash, money-market funds, actively-traded equity securities, investments in mutual funds with quoted market prices and certain investments in pooled separate accounts.

     Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include certain investments in pooled separate accounts.

     Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include private equity investments, certain investments in pooled separate accounts which invest in privately placed fixed maturities and investments in an insurance company general account.

The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

The following tables summarize the Company's pension benefit plans' financial assets measured at fair value on a recurring basis:

IN THOUSANDS
------------
DECEMBER 31, 2010                               LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
--------------------------------------         ---------   ---------   ---------  --------
Investment in pooled separate accounts         $  16,762   $       -   $       -    16,762
Insurance company general account                      -           -      34,743    34,743
                                               ---------   ---------   ---------  --------
 Total investments                                16,762           -      34,743    51,505
                                               ---------   ---------   ---------  --------
  Total financial assets                       $  16,762   $       -   $  34,743  $ 51,505
                                               =========   =========   =========  ========

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

The following tables summarize the Company's pension benefit plans' financial assets measured at fair value on a recurring basis (continued):

IN THOUSANDS
------------
DECEMBER 31, 2009                               LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
--------------------------------------         ---------   ---------   ---------  ---------
Equity securities:
 Intermediate-term bond                         $ 92,222    $      -    $      -   $ 92,222
 U.S. large-cap                                   83,218           -           -     83,218
 Global bond                                      36,035           -           -     36,035
 Emerging market stocks                           31,902           -           -     31,902
 International large value                        18,306           -           -     18,306
 Domestic real estate                              8,734           -           -      8,734
                                               ---------   ---------   ---------  ---------
    Total equity securities                      270,417           -           -    270,417
Investment in pooled separate accounts           100,718       2,704           -    103,422
Insurance company general account                      -           -      33,176     33,176
Private equity funds                                   -           -      27,309     27,309
Cash and cash equivalents                            471           -           -        471
                                               ---------   ---------   ---------  ---------
 Total investments                               371,606       2,704      60,485    434,795
                                               ---------   ---------   ---------  ---------
  Total financial assets                        $371,606    $  2,704    $ 60,485   $434,795
                                               =========   =========   =========  =========

EQUITY SECURITIES

Equity securities consist primarily of investments in mutual funds and common stock of publicly traded companies. The fair values of equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1.

INVESTMENTS IN POOLED SEPARATE ACCOUNTS

Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account. The estimated fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account and are generally based on observable valuation inputs. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, alternative investments and cash and cash equivalents.

INSURANCE COMPANY GENERAL ACCOUNT

Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities are classified as Level 3.

PRIVATE EQUITY FUNDS

Investment in private equity funds primarily include limited partnership investments. The fair value of these investments are determined using assumptions that are generally unobservable and the investments typically have significant liquidity restrictions and are therefore classified as Level 3.

CASH AND CASH EQUIVALENTS

Cash equivalents primarily include money market instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets and are reflected in Level 1.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2010:

                                                                                    PURCHASES,
                                             BALANCE AT      TOTAL APPRECIATION     SALES AND
                                            BEGINNING OF       (DEPRECIATION)      SETTLEMENTS,    BALANCE AT
IN THOUSANDS                                    YEAR            IN FAIR VALUE           NET        END OF YEAR
------------                               --------------  ---------------------  --------------  -------------
Insurance company general account           $     33,176    $             1,567    $          -    $    34,743
Private equity funds                              27,309                  2,909         (30,218)             -
                                           --------------  ---------------------  --------------  -------------
 Total financial assets                     $     60,485    $             4,476    $    (30,218)   $    34,743
                                           ==============  =====================  ==============  =============

Transfers of securities among the levels occur at the beginning of the reporting period. Transfers between Level 1 and Level 2 were not material for the year ended December 31, 2010. There were no transfers in to or out of level 3 for the year ended December 31, 2010.

The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2009:

                                                                                    PURCHASES,
                                             BALANCE AT      TOTAL APPRECIATION     SALES AND
                                            BEGINNING OF       (DEPRECIATION)      SETTLEMENTS,    BALANCE AT
IN THOUSANDS                                    YEAR            IN FAIR VALUE           NET        END OF YEAR
------------                               --------------  ---------------------  --------------  -------------
Investment in pooled separate accounts      $        219    $              (125)   $        (94)   $         -
Insurance company general account                 31,487                  1,689               -         33,176
Private equity funds                              23,717                 (1,060)          4,652         27,309
                                           --------------  ---------------------  --------------  -------------
 Total financial assets                     $     55,423    $               504    $      4,558    $    60,485
                                           ==============  =====================  ==============  =============

The following tables summarize the Company's other postretirement benefit plans' financial assets measured at fair value on a recurring basis:

IN THOUSANDS
------------
DECEMBER 31, 2009                               LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
--------------------------------------         ---------   ---------   ---------  ---------
Investment in pooled separate
 accounts                                       $  7,724    $      -    $      -   $  7,724
Equity securities:
 Intermediate-term bond                            7,001           -           -      7,001
                                               ---------   ---------   ---------  ---------
    Total investments                             14,725           -           -     14,725
                                               ---------   ---------   ---------  ---------
        Total financial assets                  $ 14,725    $      -    $      -   $ 14,725
                                               =========   =========   =========  =========

The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2009:

                                                                                    PURCHASES,
                                             BALANCE AT      TOTAL APPRECIATION     SALES AND
                                            BEGINNING OF       (DEPRECIATION)      SETTLEMENTS,    BALANCE AT
IN THOUSANDS                                    YEAR            IN FAIR VALUE           NET        END OF YEAR
------------                               --------------  ---------------------  --------------  -------------
Investment in pooled separate accounts      $        49     $              (28)    $       (21)    $        -
                                           --------------  ---------------------  --------------  -------------
      Total financial assets                $        49     $              (28)    $       (21)    $        -
                                           ==============  =====================  ==============  =============



The Plans did not have any assets or liabilities reported at fair value on a nonrecurring basis.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PROFIT SHARING PLANS

The Company also has a profit sharing plan covering substantially all agents. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation.

Prior to December 31, 2010, the Company also had a profit sharing plan covering substantially all employees. The Company's contribution rate to the employee plan was determined annually by the directors of the Company and was applied to each participant's prior year earnings. The Company recognized contributions to the plans during 2010, 2009 and 2008 of $9,242,000, $6,341,000 and $10,087,000, respectively. On December 31, 2010, the Company transferred sponsorship of this plan to SFG.

(12) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

IN THOUSANDS                             2010         2009         2008
------------                         ------------ ------------ ------------
Balance at January 1                  $   595,260  $   607,080  $   602,622
 Less:  reinsurance recoverable           528,862      539,315      530,178
                                     ------------ ------------ ------------
Net balance at January 1                   66,398       67,765       72,444
                                     ------------ ------------ ------------
Incurred related to:
 Current year                              74,323       77,046       74,163
 Prior years                                  615       (3,798)      (2,145)
                                     ------------ ------------ ------------
Total incurred                             74,938       73,248       72,018
                                     ------------ ------------ ------------
Paid related to:
 Current year                              48,276       50,401       45,694
 Prior years                               28,259       24,214       31,003
                                     ------------ ------------ ------------
Total paid                                 76,535       74,615       76,697
                                     ------------ ------------ ------------
Net balance at December 31                 64,801       66,398       67,765
 Plus:  reinsurance recoverable           520,524      528,862      539,315
                                     ------------ ------------ ------------
Balance at December 31                $   585,325  $   595,260  $   607,080
                                     ============ ============ ============

In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred increased (decreased) by $615,000, $(3,798,000) and $(2,145,000) in 2010,
2009 and 2008, respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(13) REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks.
The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The effect of reinsurance on premiums for the years ended December 31 was as follows:

IN THOUSANDS                             2010         2009         2008
------------                         ------------ ------------ ------------
Direct premiums                       $ 1,704,527  $ 1,576,012  $ 1,619,867
Reinsurance assumed                        26,571      301,268      429,597
Reinsurance ceded                        (298,010)    (196,191)    (187,188)
                                     ------------ ------------ ------------
 Net premiums                         $ 1,433,088  $ 1,681,089  $ 1,862,276
                                     ============ ============ ============

Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $255,558,000, $192,994,000 and $166,794,000 during 2010, 2009, and 2008, respectively.

The Company terminated its coinsurance participation in the Servicemembers Group Life Insurance (SGLI) and Federal Employees Group Life Insurance (FEGLI) reinsurance programs effective July 1, 2009 and October 1, 2009, respectively. The Company recognized total revenues of $274,909,000 and $398,401,000 in 2009 and 2008, respectively, related to the SGLI and FEGLI programs. Total assumed reserves recognized by the Company related to the SGLI and FEGLI programs were $0 as of December 31, 2009. The impact of the SGLI and FEGLI programs on the Company's 2009 and 2008 net income (loss) was immaterial.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals,
(b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment gains on the consolidated statements of operations. For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations. For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2010, 2009 or 2008.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

At December 31, the Company had the following variable annuity contracts with guarantees:

                                                  2010           2009
                                             -------------- --------------
IN THOUSANDS
------------
Return of net deposits:
  In the event of death
    Account value                             $ 2,127,498    $ 1,787,290
    Net amount at risk                        $    15,435    $    60,682
    Average attained age of contractholders          58.1           57.1
  As withdrawals are taken
    Account value                             $   800,688    $   627,129
    Net amount at risk                        $    19,877    $    43,415
    Average attained age of contractholders          63.4           62.7

Return of net deposits plus a minimum return:
  In the event of death
    Account value                             $   150,313    $   126,118
    Net amount at risk                        $    17,599    $    26,754
    Average attained age of contractholders          67.3           66.7
  At annuitization
    Account value                             $   456,474    $   312,231
    Net amount at risk                        $         -    $         -
    Weighted average period remaining until
      expected annuitization (in years)               6.5            6.5

Highest specified anniversary account value:
  In the event of death
    Account value                             $   590,460    $   530,450
    Net amount at risk                        $    22,804    $    72,685
    Average attained age of contractholders          58.4           57.5

Guaranteed payout annuity floor:
    Account value                             $    48,272    $    47,078
    Net amount at risk                        $        30    $        46
    Average attained age of contractholders          70.3           69.8

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

At December 31, the Company had the following universal life and variable life contracts with guarantees:

                                                  2010           2009
                                             -------------- --------------
IN THOUSANDS
------------
Account value (general and separate accounts)  $ 2,967,384   $ 2,449,896
Net amount at risk                             $40,722,237   $38,341,351
Average attained age of policyholders                 49.0          51.0

Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2010 are:

                                     MINIMUM
                                GUARANTEED DEATH    GUARANTEED         MINIMUM
                                   AND INCOME     PAYOUT ANNUITY     GUARANTEED       UNIVERSAL LIFE AND
                                     BENEFITS          FLOOR      WITHDRAWAL BENEFIT     VARIABLE LIFE
                                ---------------- --------------- -------------------- -------------------
IN THOUSANDS
------------
Balance at beginning of year       $   2,539         $  13,823        $     17,176         $    19,488
Incurred guarantee benefits              149            (1,161)             (8,706)             14,336
Paid guaranteed benefits              (1,511)             (555)                  -              (9,817)
                                ---------------- --------------- -------------------- -------------------
Balance at end of year             $   1,177         $  12,107        $      8,470         $    24,007
                                ================ =============== ==================== ===================

Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2009 are:

                                     MINIMUM
                                GUARANTEED DEATH    GUARANTEED         MINIMUM
                                   AND INCOME     PAYOUT ANNUITY     GUARANTEED       UNIVERSAL LIFE AND
                                     BENEFITS          FLOOR      WITHDRAWAL BENEFIT     VARIABLE LIFE
                                ---------------- --------------- -------------------- -------------------
IN THOUSANDS
------------
Balance at beginning of year        $   5,961        $   23,923       $     83,252          $   16,247
Change in accounting                      154                 -                  -                   -
   principle
Incurred guarantee benefits              (889)           (9,014)           (66,076)             11,284
Paid guaranteed benefits               (2,687)           (1,086)                 -              (8,043)
                                ---------------- --------------- -------------------- -------------------
Balance at end of year              $   2,539        $   13,823       $     17,176          $   19,488
                                ================ =============== ==================== ===================

The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2010 and 2009 (except where noted otherwise):

  - For 2010 and 2009, data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and
    put into 100 groups of 10 sequentially.   The mid-point of each group was
    chosen to run the projections used.
  - Mean investment performance was 5.78% and 6.38% for 2010 and 2009, respectively, and is consistent with DAC projections over a 10 year period.
  - Annualized monthly standard deviation was 15.28% for 2010 and 2009.
  - Assumed mortality was 100% of the A200 table for 2010 and 100% of the 1983a table for 2009.
  - Lapse rates varied by contract type and policy duration, ranging from 1% to 25%, with an average of 9%.
  - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2010 and 2009 (except where noted otherwise):

  - Separate account investment performance assumption was 8%.
  - Assumed mortality was 100% of pricing levels.
  - Lapse rates varied by policy duration, ranging from 2% to 9%.
  - Long-term general account discount rate grades up to 7.50% over five years beginning in 2010. General account discount rate was 5.0% for 2009.
  - Separate account discount rate was 7.73% for 2010 and 2009.

Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

                                       VARIABLE ANNUITY CONTRACTS          VARIABLE LIFE CONTRACTS
                                    --------------------------------    -----------------------------
                                          2010            2009                2010           2009
                                    --------------  ----------------    ---------------  ------------
IN THOUSANDS
------------
Equity                                $ 1,676,968      $ 1,465,394         $ 1,508,274    $ 1,372,254
Bond                                      456,412          347,370             146,928        140,177
Balanced                                  542,233          425,486             217,805        208,002
Money market                               61,125           68,093              34,089         33,272
Mortgage                                   65,052           79,920              44,979         47,052
Real estate                                66,481           57,595              44,158         37,967
                                    --------------  ----------------    ---------------  ------------
 Total                                $ 2,868,271      $ 2,443,858         $ 1,996,233    $ 1,838,724
                                    ==============  ================    ===============  ============

(15) UNREMITTED PREMIUMS AND CLAIMS PAYABLE

The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2010 and 2009, the liability associated with unremitted premiums and claims payable was $19,997,000 and $19,593,000, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2010 and 2009, the Company had restricted the use of $19,997,000 and $19,593,000, respectively, of its cash and cash equivalents to satisfy these premium and claims remittance payables.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(16) NOTES PAYABLE

In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. At December 31, 2010 and 2009, the balance of the surplus notes was $120,000,000 and $125,000,000, respectively. During 2010, the Company repurchased $5,000,000 of its outstanding surplus notes. The Company paid a market premium for the repurchase and as a result recorded a $984,000 loss on the transaction, which is included within general operating expenses on the consolidated statements of operations.

All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2010 and 2009, the approved accrued interest was $2,883,000 and $3,008,000, respectively. Interest paid on the surplus notes for the years ended December 31, 2010, 2009 and 2008 was $10,307,000, $10,313,000 and $10,313,000, respectively.

The issuance costs of $1,421,000 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2010 and 2009, accumulated amortization was $717,000 and $640,000, respectively.

At December 31, 2010, the aggregate minimum annual notes payable maturities for the next five years and thereafter are as follows: 2011, $0; 2012, $0; 2013, $0; 2014, $0; 2015, $0; thereafter, $120,000,000.

Total interest paid by the Company for the years ended December 31, 2010, 2009 and 2008 was $10,309,000, $10,236,000 and $10,419,000, respectively.

(17) BUSINESS COMBINATIONS

During 2010, the Company acquired the account rights of a certain insurance related agency. The aggregate purchase price of $200,000 was allocated to finite-lived intangible assets. During 2010, the Company also recorded additional minimum consideration of $922,000 it expects to pay in relation to 2008 acquisitions, all of which was recorded as goodwill.

The amount of acquisition-related additional cash consideration the Company may have to pay in 2011 and future years if certain thresholds are attained is $3,490,000 of which $2,574,000 was accrued at December 31, 2010.

During 2009, the Company acquired certain insurance related agencies. The aggregate purchase price of $5,750,000 was allocated to various assets and liabilities including $3,701,000 to finite-lived intangible assets and $3,500,000 to goodwill. These acquisitions include potential future additional consideration based on attaining thresholds through 2012. The maximum potential additional consideration related to the acquisitions is $1,750,000, of which $1,500,000 was accrued in 2009. The Company also recorded additional minimum consideration it paid or expects to pay in relation to 2008 and 2006 acquisitions of $1,770,000 and $203,000, respectively, all of which was recorded as goodwill. During 2009, the Company completed the final fair value evaluation of assets acquired related to 2008 business combinations, which resulted in a decrease to goodwill of $201,000.

During 2008, the Company acquired certain insurance-related agencies. The aggregate cash purchase price of $5,300,000 was allocated to various assets and liabilities including $3,872,000 to finite-lived intangible assets and $1,810,000 to goodwill.

All acquisitions have been accounted for using the purchase method of accounting, which requires that assets purchased and liabilities assumed be valued at fair value. The effects of the acquisitions are immaterial to the Company's consolidated statements of operations and financial position.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(18) GOODWILL AND INTANGIBLE ASSETS

The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                                 2010          2009
------------                              ----------   -----------
Balance at beginning of year               $ 38,053     $ 32,781
Additions                                       922        5,473
Adjustments to prior year acquisitions            -         (201)
                                          ----------   -----------
Balance at end of year                     $ 38,975     $ 38,053
                                          ==========   ===========

Annual impairment testing of goodwill was completed in 2010. The Company uses appropriate measures on a case by case basis when testing goodwill impairment. Methods may include, but are not limited to, historical and future projected financial performance, discounted future cash flows and reviews of various pricing multiples. The Company's evaluation of goodwill completed during 2010 resulted in no impairment losses.

The amount of intangible assets, excluding the value of business acquired assets (VOBA), included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                                 2010          2009
------------                              ----------   -----------
Balance at beginning of year               $ 6,863      $ 5,771
Acquisitions                                   200        3,721
Amortization                                (2,061)      (2,629)
                                          ----------   -----------
Balance at end of year                     $ 5,002      $ 6,863
                                          ==========   ===========

The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2009 include non-compete agreements amortizable on a straight-line basis over three to ten years and customer lists amortized over their assigned economic useful lives. Intangible assets acquired during 2008 include non-compete agreements amortizable on a straight-line basis over three years and customer lists and agent relationships amortizable over their assigned economic useful lives. The remaining intangible assets consist of customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life and no intangible impairments were recorded in 2010, 2009 or 2008.

Intangible asset amortization expense for 2010, 2009 and 2008 in the amount of $2,042,000, $2,629,000 and $2,962,000, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2011, $1,638,000 2012, $1,273,000; 2013, $990,000;
2014, $563,000; 2015, $254,000.

(19) RELATED PARTY TRANSACTIONS

The Company has investment advisory agreements with an affiliate, Advantus. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $14,470,000, $13,117,000 and $13,973,000 during 2010, 2009 and
2008, respectively. As of December 31, 2010 and 2009, the amount due to Advantus under these agreements was $5,411,000 and $4,703,000, respectively.

The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $2,061,000, $2,440,000 and $2,689,000 for the years ended December 31, 2010, 2009 and 2008, respectively.

Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2010, 2009 and 2008, the amounts transferred were $10,099,000, $9,097,000, and $12,103,000, respectively.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2010 and 2009, the amount payable to the Company was $14,119,000 and $13,521,000, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2010, 2009, and 2008 were $56,193,000, $55,227,000 and $54,587,000, respectively.

In 2002, the Company sold a group variable universal life policy to SFG.
The Company received premiums of $2,000,000, $0 and $2,000,000 in 2010, 2009 and 2008, respectively, for this policy. No claims were paid during 2010, 2009 and 2008. As of December 31, 2010 and 2009, reserves held under this policy were $20,325,000 and $16,151,000, respectively.

The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $16,023,000, $12,991,000 and $4,166,000 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2010, 2009 and 2008, respectively. As of December 31, 2010 and 2009, commission revenue due to the Company from its affiliates was $1,597,000 and $1,449,000, respectively.

Certain of the Company's affiliates distribute its insurance products. Product offerings include individual life and annuity and group life insurance. The Company paid $1,228,000 and $379,000 in commission expenses related to the sales of these products for the years ended December 31, 2010 and 2009.

On December 31, 2010, the Company transferred sponsorship, as well as the related assets and liabilities, of certain employee benefit plans including defined benefit and other postretirement plans to SFG. The transfer of these benefit plans resulted in an increase to accumulated other comprehensive income (loss) of $98,281,000 in 2010. As of December 31, 2010, the Company had a net settlement amount due to SFG of $6,316,000 as a result of the transfer of the benefit plans.

(20) OTHER COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income (loss), adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

The components of comprehensive income (loss) and related tax effects, other than net income (loss) are illustrated below:

IN THOUSANDS                                              2010                2009                  2008
------------                                        ----------------    ----------------    -------------------

Other comprehensive income (loss), before tax:
 Unrealized gains (losses) on securities                $   355,634         $   856,760         $  (1,194,199)
  Reclassification adjustment for
   (gains) losses included in net income (loss)             (33,341)             (4,380)              386,114
 Unrealized gains (losses) on securities - OTTI              97,996             (37,943)                    -
 Adjustment to deferred policy acquisition costs            (83,725)           (181,638)              151,153
 Adjustment to reserves                                     (14,903)            (52,512)               11,007
 Adjustment to unearned policy and contract fees             25,924              29,884               (31,074)
 Adjustment to pension and other postretirement plans       (27,697)             68,476              (155,716)
                                                    ----------------    ----------------    -------------------
                                                            319,888             678,647              (832,715)
 Income tax (expense) benefit related to items of
  other comprehensive income (loss)                        (113,310)           (235,723)              295,606
                                                    ----------------    ----------------    -------------------
 Other comprehensive income (loss), net of tax          $   206,578         $   442,924         $    (537,109)
                                                    ================    ================    ===================

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The components of accumulated other comprehensive income (loss) and related tax effects at December 31 were as follows:

IN THOUSANDS                                            2010          2009
------------                                         ----------   -----------
Gross unrealized gains                               $  674,129   $  449,600
Gross unrealized losses                                 (63,010)    (160,774)
Gross unrealized losses - OTTI                          (29,540)    (127,536)
Adjustment to deferred policy acquisition costs        (120,656)     (36,931)
Adjustment to reserves                                  (74,106)     (59,203)
Adjustment to unearned policy and contract fees          25,680         (244)
Adjustment to pension and other postretirement plans     (2,871)    (126,375)
                                                     ----------   -----------
                                                        409,626      (61,463)
Deferred federal income tax (expenses) benefits        (139,073)      27,157
                                                     ----------   -----------
 Net accumulated other comprehensive income (loss)   $  270,553   $  (34,306)
                                                     ==========   ===========

(21) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

The Company declared and paid cash dividends to SFG totaling $11,000,000, $8,000,000 and $74,500,000 during the years ended December 31, 2010, 2009, and 2008, respectively.

Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2010 statutory results, the maximum amount available for the payment of dividends during 2011 by Minnesota Life Insurance Company without prior regulatory approval is $193,921,000.

For the years ended December 31, 2010 and December 31, 2009 there were no capital contributions from SFG to the Company. For the year ended December 31, 2008, SFG contributed $7,452,000 of fixed maturity securities, $47,850,000 of equity securities, $15,482,000 of alternative investments, $11,307,000 of cash and a deferred tax asset of $1,799,000 to the Company.

(22) COMMITMENTS AND CONTINGENCIES

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2010 and 2009, these securities were reported at fair value of $124,840,000 and $41,056,000, respectively.

The Company has long-term commitments to fund alternative investments and real estate investments totaling $216,316,000 as of December 31, 2010. The Company estimates that $87,000,000 of these commitments will be invested in 2011, with the remaining $129,316,000 invested over the next four years.

As of December 31, 2010, the Company had committed to purchase mortgage loans totaling $63,803,000 but had not completed the purchase transactions.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows: 2011, $11,267,000; 2012, $11,267,000; 2013, $11,267,000; 2014, $11,267,000; 2015,
$11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2011, $500,000; 2012, $408,000; 2013, $372,000; 2014, $355,000; 2015, $326,000. Lease expense, net of sub-lease income, for the years ended December 31, 2010, 2009 and 2008 was $8,561,000, $8,613,000, and $8,502,000, respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2011, $2,197,000; 2012, $1,916,000; 2013, $1,858,000; 2014,
$1,717,000; 2015, $1,203,000.

At December 31, 2010, the Company had guaranteed the payment of $62,600,000 of policyholder dividends and discretionary amounts payable in 2011. The Company has pledged fixed maturity securities, valued at $99,057,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

The Company has a 100% coinsurance agreement for its individual disability line within its Individual Financial Security business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2010 and 2009, the assets held in trust were $575,508,000 and $587,656,000, respectively. These assets are not reflected on the accompanying consolidated balance sheets.

Occasionally, the Company will enter into arrangements whereby certain lease obligations related to general agents' office space are guaranteed. Additionally, the Company will occasionally enter into loan guarantees for general agents. The accrual related to these guarantees is immaterial at December 31, 2010.

In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2013. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2010 and 2009 was approximately $2,828,000 and $2,780,000, respectively.

The Company has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and may be amended, modified or waived with written consent by the parties to the agreement. Management does not consider an accrual necessary relating to these guarantees.

The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2010 and 2009 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,994,000 and $2,111,000 as of December 31, 2010 and 2009, respectively. These assets are being amortized over a five-year period.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(23) STATUTORY ACCOUNTING PRACTICES

The Company's insurance operations, domiciled in Minnesota, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Department of Commerce of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 21 for discussion of statutory dividend limitations.

The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiary exceeded the minimum RBC requirements for the years ended December 31, 2010, 2009 and 2008.

The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company reported net income (loss) of $99,953,000, $62,300,000 and $(232,266,000) in 2010, 2009 and 2008, respectively.
Combined statutory surplus of these operations was $1,939,215,000 and $1,739,379,000 as of December 31, 2010 and 2009, respectively.

(24) SUBSEQUENT EVENTS

Through March 7, 2011, the date these financial statements were issued, there were no material subsequent events that required recognition or additional disclosure in the Company's financial statements.

            MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
Schedule I - Summary of Investments - Other than Investments in Related Parties
                              December 31, 2010
                                (In thousands)

                                                                                        AS SHOWN
                                                                                         ON THE
                                                                          MARKET      CONSOLIDATED
TYPE OF INVESTMENT                                          COST (3)      VALUE      BALANCE SHEET (1)
                                                          -----------   ----------   ------------------
Fixed maturity securities
     U.S. government                                      $   130,044   $  147,421   $         147,421
     Agencies not backed by the full faith and
       credit of the U.S. government                           16,010       17,310              17,310
     Foreign governments                                       45,619       50,245              50,245
     Public utilities                                         858,696      927,429             927,429
     Asset-backed securities                                  486,613      520,029             520,029
     Mortgage-backed securities                             2,933,545    2,979,717           2,979,717
     All other corporate fixed maturity securities          4,212,664    4,497,900           4,497,900
                                                          -----------   ----------   ------------------
        Total fixed maturity securities                     8,683,191    9,140,051           9,140,051
                                                          -----------   ----------   ------------------

Equity securities:
     Common stocks:
        Public utilities                                        1,291        1,355               1,355
        Banks, trusts and insurance companies                  82,101       93,888              93,888
        Industrial, miscellaneous and all other                99,737      118,841             118,841
     Nonredeemable preferred stocks                             2,145        2,736               2,736
                                                          -----------   ----------   ------------------
        Total equity securities                               185,274      216,820             216,820
                                                          -----------   ----------   ------------------

Mortgage loans on real estate                               1,279,854       xxxxxx           1,276,154
Real estate (2)                                                 8,400       xxxxxx               8,400
Policy loans                                                  339,127       xxxxxx             339,127
Other investments                                             249,144       xxxxxx             249,144
Alternative investments                                       447,022       xxxxxx             506,294
Derivative investments                                        165,290       xxxxxx             165,290
Fixed maturity securities on loan                              51,469       xxxxxx              54,071
Equity securities on loan                                       8,624       xxxxxx              10,284
                                                          -----------   ----------   ------------------
        Total                                               2,548,930       xxxxxx           2,608,764
                                                          -----------   ----------   ------------------

Total investments                                         $11,417,395       xxxxxx   $      11,965,635
                                                          ===========   ==========   ==================

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $8,400,000.
(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.











See accompanying report of independent registered public accounting firm.

           MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
          Schedule III - Supplementary Insurance Information
                          (In thousands)


                                                        AS OF DECEMBER 31,
                          ------------------------------------------------------------------------
                                DEFERRED        FUTURE POLICY                      OTHER POLICY
                                 POLICY           BENEFITS,                         CLAIMS AND
                              ACQUISITION      LOSSES, CLAIMS       UNEARNED         BENEFITS
                                 COSTS         AND SETTLEMENT      PREMIUMS (2)      PAYABLE
       SEGMENT                                   EXPENSES (1)
------------------------  -----------------  ------------------  ---------------  ----------------
2010:
   Life insurance           $      654,436    $      3,677,196    $     176,305    $      285,109
   Accident and
      health insurance              71,999             708,003           31,645            33,441
   Annuity                         160,707           5,053,172               16                42
                          -----------------  ------------------  ---------------  ----------------
                            $      887,142    $      9,438,371    $     207,966    $      318,592
                          =================  ==================  ===============  ================
2009:
   Life insurance           $      648,832    $      3,262,946    $     205,739    $      281,255
   Accident and
      health insurance              69,298             719,327           34,163            31,754
   Annuity                         174,671           4,732,858               16                18
                          -----------------  ------------------  ---------------  ----------------
                            $      892,801    $      8,715,131    $     239,918    $      313,027
                          =================  ==================  ===============  ================
2008:
   Life insurance           $      725,980    $      3,081,751    $     243,388    $      259,668
   Accident and
      health insurance              67,384             735,159           38,549            30,629
   Annuity                         232,606           4,131,998               79                47
                          -----------------  ------------------  ---------------  ----------------
                            $    1,025,970    $      7,948,908    $     282,016    $      290,344
                          =================  ==================  ===============  ================

                                                               FOR THE YEARS ENDED DECEMBER 31,
                            -------------------------------------------------------------------------------------------------------
                                                                     BENEFITS,        AMORTIZATION
                                                    NET            CLAIMS, LOSSES     OF DEFERRED        OTHER
                                 PREMIUM         INVESTMENT        AND SETTLEMENT       POLICY         OPERATING       PREMIUMS
                                REVENUE (3)        INCOME           EXPENSES (5)      ACQUISITION       EXPENSES      WRITTEN (4)
       SEGMENT                                                                           COSTS
------------------------    ------------------  -------------  --------------------  ---------------  ------------  ---------------
2010:
   Life insurance            $      1,599,457    $    314,767    $       1,434,989    $     148,998    $  571,227
   Accident and
      health insurance                162,123          10,540               74,689           23,910        99,178
   Annuity                            194,628         260,649              300,394           41,631       136,290
                            ------------------  -------------  --------------------  ---------------  ------------  ---------------
                             $      1,956,208    $    585,956    $       1,810,072    $     214,539    $  806,695     $        -
                            ==================  =============  ====================  ===============  ============  ===============
2009:
   Life insurance            $      1,832,341    $    282,139    $       1,669,636    $     144,115    $  510,582
   Accident and
      health insurance                156,588          11,438               71,853           21,302        93,189
   Annuity                            202,600         249,538              319,132           32,088       145,829
                            ------------------  -------------  --------------------  ---------------  ------------  ---------------
                             $      2,191,529    $    543,115    $       2,060,621    $     197,505    $  749,600     $        -
                            ==================  =============  ====================  ===============  ============  ===============
2008:
   Life insurance            $      1,810,444    $    307,256    $       1,626,544    $     173,942    $  487,257
   Accident and
      health insurance                154,952          12,113               65,372           19,657        91,635
   Annuity                            400,870         209,847              461,486           43,982       154,492
                            ------------------  -------------  --------------------  ---------------  ------------  ---------------
                             $      2,366,266    $    529,216    $       2,153,402    $     237,581    $  733,384     $        -
                            ==================  =============  ====================  ===============  ============  ===============

(1)  Includes policy and contract account balances
(2)  Includes unearned policy and contract fees
(3)  Includes policy and contract fees
(4)  Applies only to property and liability insurance
(5)  Includes policyholder dividends







See accompanying report of independent registered public accounting firm.

           MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      Schedule IV - Reinsurance
              Years ended December 31, 2010, 2009 and 2008
                            (In thousands)

                                                                                              PERCENTAGE
                                                    CEDED TO     ASSUMED FROM                  OF AMOUNT
                                         GROSS       OTHER           OTHER         NET          ASSUMED
                                         AMOUNT     COMPANIES      COMPANIES      AMOUNT         TO NET
                                     ------------  ------------  ------------  ------------  --------------
2010: Life insurance in force        $680,020,319  $150,837,900  $  1,031,813  $530,214,232          0.2%
                                     ============  ============  ============  ============
 Premiums:
      Life insurance                 $  1,385,008  $    219,309  $     21,915  $  1,187,614          1.8%
      Accident and health insurance       236,168        78,701         4,656       162,123          2.9%
      Annuity                              83,351             -             -        83,351          0.0%
                                     ------------  ------------  ------------  ------------
           Total premiums            $  1,704,527  $    298,010  $     26,571  $  1,433,088          1.9%
                                     ============  ============  ============  ============
2009: Life insurance in force        $607,044,078  $113,263,709  $  1,284,703  $495,065,072          0.3%
                                     ============  ============  ============  ============
 Premiums:
      Life insurance                 $  1,236,455  $    113,070  $    293,552  $  1,416,937         20.7%
      Accident and health insurance       231,993        83,121         7,716       156,588          4.9%
      Annuity                             107,564             -             -       107,564          0.0%
                                     ------------  ------------  ------------  ------------
           Total premiums            $  1,576,012  $    196,191  $    301,268  $  1,681,089         17.9%
                                     ============  ============  ============  ============
2008: Life insurance in force        $551,339,006  $ 87,113,914  $179,254,141  $643,479,233         27.9%
                                     ============  ============  ============  ============
 Premiums:
      Life insurance                 $  1,099,198  $    101,695  $    416,489  $  1,413,992         29.5%
      Accident and health insurance       227,337        85,493        13,108       154,952          8.5%
      Annuity                             293,332             -             -       293,332          0.0%
                                     ------------  ------------  ------------  ------------
           Total premiums            $  1,619,867  $    187,188  $    429,597  $  1,862,276         23.1%
                                     ============  ============  ============  ============





See accompanying report of independent registered public accounting firm.

                    PART C: OTHER INFORMATION


Item Number      Caption in Part C
   26.           Exhibits

   27.           Directors and Officers of the Minnesota Life Insurance Company

   28.           Persons Controlled by or Under Common Control with Minnesota
                 Life Insurance Company of Minnesota Life Individual Variable
                 Universal Life Account

   29.           Indemnification

   30.           Principal Underwriters

   31.           Location of Accounts and Records

   32.           Management Services

   33.           Fee Representation

PART C: OTHER INFORMATION

Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27.  Directors and Officers of the Minnesota Life Insurance Company

NAME AND PRINCIPAL                                   POSITION AND OFFICES
BUSINESS ADDRESS                                     WITH MINNESOTA LIFE
----------------                                     -------------------
Brian C. Anderson                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Eric J. Bentley                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Mary K. Brainerd                                 Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN 55425

John W. Castro                                   Director
Merrill Corporation
One Merrill Circle
St. Paul, MN 55108

Susan L. Ebertz                                  Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Robert J. Ehren                                  Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Julio A. Fesser                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Craig J. Frisvold                                Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Sara H. Gavin                                    Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN 55437

John F. Grundhofer                               Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN 55402

Mark B. Hier                                     Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Christopher M. Hilger                            Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

John H. Hooley                                   Director
4623 McDonald Drive Overlook
Stillwater, MN 55082

Wilford J. Kavanaugh                             Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Daniel H. Kruse                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

David J. LePlavy                                 Senior Vice President, Treasurer and Controller
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Richard L. Manke                                 Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Jean Delaney Nelson                              Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Maria H. O'Phelan                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Robert M. Olafson                                Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Kathleen L. Pinkett                              Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Dennis E. Prohofsky                              Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Dwayne C. Radel                                  Director, Senior Vice President and
Minnesota Life Insurance Company                 General Counsel
400 Robert Street North
St. Paul, MN 55101

Trudy A. Rautio                                  Director
Carlson
701 Carlson Parkway
Minnetonka, MN 55305-8215

Robert L. Senkler                                Chairman, President and Chief
Minnesota Life Insurance Company                 Executive Officer
400 Robert Street North
St. Paul, MN 55101

Bruce P. Shay                                    Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Nancy R. Swanson                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Randy F. Wallake                                 Director, Executive Vice President
Minnesota Life Insurance Company                 & Vice Chair
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Nancy L. Winter                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                                Director, Executive Vice President
Minnesota Life Insurance Company                 and Chief Financial Officer
400 Robert Street North
St. Paul, MN 55101

Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Individual Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Casualty Company
     CNL Financial Corporation (Georgia)
     Capital Financial Group, Inc. (Maryland)
     H. Beck, Inc. (Maryland)
     CFG Insurance Services, Inc. (Maryland)

     Ochs, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, LLC (Indiana)
     Securian Life Insurance Company
     Marketview Properties, LLC

     Marketview Properties II, LLC

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Lafayette Litho, Inc.
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.


Wholly-owned subsidiaries of CNL Financial Corporation:

     Cherokee National Life Insurance Company (Georgia)
     CNL/Insurance America, Inc. (Georgia)
     CNL/Resource Marketing Corporation (Georgia)

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance
Company:

     Advantus Series Fund, Inc.

Majority-owned subsidiary of  Securian Financial Group, Inc.:

     Securian Trust Company, N.A.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Minnesota Life

Individual Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

          (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

               Variable Fund D
               Variable Annuity Account
               Minnesota Life Variable Life Account
               Minnesota Life Individual Variable Universal Life Account Minnesota Life Variable Universal Life Account
               Securian Life Variable Universal Life Account

          (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., of each director and officer of Securian Financial Services, Inc. is as follows:

NAME AND PRINCIPAL                     POSITIONS AND OFFICES
BUSINESS ADDRESS                       WITH UNDERWRITER
---------------------------------      --------------------------------
George I. Connolly                     President, Chief Executive Officer
Securian Financial Services, Inc.      and Director
400 Robert Street North
St. Paul, MN  55101

Suzanne M. Chochrek                    Vice President - Business and
Securian Financial Services, Inc.       Market Development
400 Robert Street North
St. Paul, MN  55101

Richard A. Diehl                       Vice President and Chief Investment
Securian Financial Services, Inc.      Officer
400 Robert Street North
St. Paul, MN  55101

Dwayne C. Radel                        Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Scott C. Thorson                       Vice President - Business Operations and Treasurer
Securian Financial Services Inc.
400 Robert Street North
St. Paul, Minnesota  55101

Loyall E. Wilson                       Senior Vice President, Chief Compliance
Securian Financial Services, Inc.      Officer and Secretary
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                      Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

          (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

     NAME OF         NET UNDERWRITING   COMPENSATION ON
    PRINCIPAL          DISCOUNTS AND     REDEMPTION OR     BROKERAGE        OTHER
   UNDERWRITER          COMMISSIONS      ANNUITIZATION    COMMISSIONS   COMPENSATION
   -----------          -----------      -------------    -----------   ------------
Securian Financial
   Services, Inc.        $8,488,898           --              --             --

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32. Management Services

None.

Item 33. Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable universal life insurance policies which are the subject of this Registration Statement, File No. 333-144604, the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Individual Variable Universal Life Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Saint Paul and the State of Minnesota on the 25th day of April, 2011.

                                MINNESOTA LIFE INDIVIDUAL VARIABLE
                                UNIVERSAL LIFE ACCOUNT
                                                 (Registrant)

                                By: MINNESOTA LIFE INSURANCE COMPANY
                                                  (Depositor)

                                By  /s/ Robert L. Senkler
                                  ----------------------------------------------
                                                Robert L. Senkler
                                              Chairman of the Board,
                                      President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and State of Minnesota on the 25th day of April, 2011.

                                       MINNESOTA LIFE INSURANCE COMPANY
                                           (Depositor)


                                       By  /s/ Robert L. Senkler
                                         ---------------------------------------
                                                   Robert L. Senkler
                                          Chairman of the Board, President and
                                                Chief Executive Officer


As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated.

              SIGNATURE                     TITLE                                       DATE
              ---------                     -----                                       ----
/s/ Robert L. Senkler
-------------------------------             Chairman, President and                     April 25, 2011
Robert L. Senkler                           Chief Executive Officer

*
-------------------------------             Director
Mary K. Brainerd

*
-------------------------------             Director
John W. Castro

*
-------------------------------             Director
Sara H. Gavin

*
-------------------------------             Director
John F. Grundhofer

*
-------------------------------             Director
John H. Hooley

*
-------------------------------             Director
Dennis E. Prohofsky

*
-------------------------------             Director
Dwayne C. Radel

*
-------------------------------             Director
Trudy A. Rautio

*
-------------------------------             Director
Randy F. Wallake

*
-------------------------------             Director
Warren J. Zaccaro

/s/ Warren J. Zaccaro                       Executive Vice President                    April 25, 2011
-------------------------------             and Chief Financial Officer
Warren J. Zaccaro                           (chief financial officer)

/s/ Warren J. Zaccaro                       Executive Vice President                    April 25, 2011
-------------------------------             and Chief Financial Officer
Warren J. Zaccaro                           (chief accounting officer)

/s/ David J. LePlavy                        Senior Vice President, Treasurer            April 25, 2011
-------------------------------             and Controller (treasurer)
David J. LePlavy

/s/ Dwayne C. Radel                         Director and Attorney-in-Fact               April 25, 2011
-------------------------------
Dwayne C. Radel

* Pursuant to power of attorney dated April 12, 2010, a copy of which is filed herewith.

                                  EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------
26(a)            Resolution of the Board of Directors of Minnesota Life Insurance Company
                 establishing the Minnesota Life Individual Variable Universal Life Account,
                 previously filed on July 16, 2007 as exhibit 26(a) to Minnesota Life Individual
                 Variable Universal Life Account's Form N-6, File Number 333-144604, Initial
                 Registration Statement, is hereby incorporated by reference.

26(b)            Not Applicable.

26(c)(1)         Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(1) to Minnesota Life Individual
                 Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(c)(2)         General Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(2) to Minnesota Life Individual
                 Variable Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(c)(3)         The Amended and Restated Distribution Agreement between Minnesota Life
                 Insurance Company and Securian Financial Services, Inc., previously filed on
                 April 27, 2009, as exhibit 24(c)(3) to Registrant's Form N-4, File Number
                 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

26(d)(1)         Minnesota Life Accumulator Variable Adjustable Universal Life Policy 07-660 Variable
                 Universal Life, previously filed on July 16, 2007 as exhibit 26(d)(1) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Initial Registration Statement, is hereby incorporated by reference.

26(d)(2)         Family Term Agreement - Children, form 07-904U, previously filed on July 16, 2007 as exhibit 26(d)(2) to Minnesota Life Individual Variable Universal Life Account's
                 Form N-6, File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(3)         Overloan Protection Agreement, form 07-910, previously filed on July 16, 2007 as exhibit 26(d)(3) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(4)         Waiver of Charges Agreement, form 07-919, previously filed on July 16, 2007 as exhibit 26(d)(4) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(5)         Allocation Options For New Issue, form F48653 Rev 5-2006, previously filed on July 16, 2007 as exhibit 26(d)(5) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(6)         Unisex Endorsement, form E. 1510, previously filed on July 16, 2007 as exhibit 26(d)(6) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Initial Registration Statement, is hereby incorporated by reference.

26(d)(7)         Death Benefit Guarantee Agreement, form 07-947, previously filed on July 16, 2007 as exhibit 26(d)(7) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(8)         Term Insurance Agreement, form 06-944R, previously filed on July 16, 2007 as exhibit
                 26(d)(8) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(9)         Exchange of Insureds Agreement, form 06-914, previously filed on July 16, 2007 as exhibit 26(d)(9) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(10)        Accelerated Benefit Agreement, form 02-931, previously filed on July 16, 2007 as exhibit 26(d)(10) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(11)        Waiver of Premium Agreement, form 06-917, previously filed on July 16, 2007 as exhibit
                 26(d)(11) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(12)        Interest Accumulation Agreement, form 08-948, previously filed on February 28, 2008, as exhibit 26(d)(12) to Minnesota Life Individual Variable Universal Life Account's Post-Effective
                 Amendment  Number 1, File Numbers 333-144604 and 811-22093, is hereby incorporated by reference.

26(d)(13)        Early Values Agreement, form 08-939, previously filed on June 18, 2008, as exhibit 26(d)(13) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Post-Effective Amendment Number 3, is hereby incorporated by reference.

26(d)(14)        Long Term Care Agreement, form 09-932, previously filed on February 25, 2010, as exhibit
                 26(d)(14) to Minnesota Life Individual Variable Universal Life Accounts Form N-6, File Number
                 333-144604, Post Effective Amendment Number 9, is hereby incorporated by reference.

26(d)(15)        Guaranteed Insurability Option Agreement, form 09-915, previously filed on February 25, 2010, as exhibit 26(d)(15) to Minnesota Life Individual Variable Universal Life Accounts Form N-6,
                 File Number 333-144604, Post Effective Amendment Number 9, is hereby incorporated by reference.

26(d)(16)        Overloan Protection Agreement, form 09-911, previously filed on February 25, 2010, as exhibit 26(d)(16) to Minnesota Life Individual Variable Universal Life Accounts Form N-6,
                 File Number 333-144604, Post Effective Amendment Number 9, is hereby incorporated by reference.

26(e)(1)         Application Part 1 - New Issue, form F59410 Rev 5-2010, previously filed as exhibit 26(e)(1)(a)
                 to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment
                 Number 31, on April 25, 2011, is hereby incorporated by reference.

26(e)(2)         Application Part 3 - New Issue, form F59536 Rev 5-2010, previously filed as exhibit 26(e)(3)(a)
                 to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment
                 Number 31, on April 25, 2011, is hereby incorporated by reference.

26(e)(3)         Policy Change Application Part 3 (Underwriting Required) - Agreements and Authorizations, form
                 F59534 Rev 5-2010, previously filed as exhibit 26(e)(5)(a) to Minnesota Life Variable Life Account's
                 Form N-6, File Number 33-3233, Post Effective Amendment Number 31, on April 25, 2011, is hereby incorporated by reference.

26(e)(4)         Policy Change Application - No Underwriting Required, form F59537 Rev 5-2010, previously filed as exhibit 26(e)(6)(a) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post
                 Effective Amendment Number 31, on April 25, 2011, is hereby incorporated by reference.

26(e)(5)         Policy Change Application Part 1 - (Underwriting Required), form F59538 Rev 5-2010, previously filed as exhibit 26(e)(4)(a) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post
                 Effective Amendment Number 31, on April 25, 2011, is hereby incorporated by reference.

26(e)(6)         Application Part 2, form F.59572 8-2003, previously filed as exhibit 26(e)(2) to Minnesota Life
                 Variable Life Account's Form N-6, File Number 333-120704, Initial Registration Statement, on November
                 23, 2004, is hereby incorporated by reference.

26(e)(7)         Application Part 2, form F.59573 5-2010, previously filed as exhibit 26(e)(7)(a) to Minnesota Life
                 Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 31, on April
                 25, 2011, is hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor, previously filed as exhibit 27(f)(1) to Minnesota Life's
                 Variable Life Account's Form N-6, File Number 333-109853,
                 Initial Registration Statement, on October 21, 2003, is hereby incorporated by reference.

26(f)(2) Bylaws of the Depositor, previously filed as exhibit 26(f)(2) to Minnesota Life Variable Life Account's Form N-6, File Number
                 333-120704, Initial Registration Statement, on November 23,
                 2004, is hereby incorporated by reference.

26(g)            YRT Reinsurance Template; Reinsurance Agreement between Minnesota Life
                 Insurance Company and Reinsurer, previously filed on December 14, 2007 as exhibit 26(g) to Minnesota Life Individual Variable Universal Life
                 Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number
                 1, is hereby incorporated by reference.

26(h)(1)(i)      Shareholder Information Agreement between Advantus Series Fund, Inc.
                 and Minnesota Life Insurance Company, filed on April 20, 2007 as
                 Exhibit 26(h)(1)(iv) to Registrant's Form N-6, File Number 33-85496,
                 Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(1)(ii)     Participation Agreement among Advantus Series Fund, Inc., Advantus
                 Capital Management, Inc. and Minnesota Life Insurance Company -
                 Previously filed on September 7, 2007 as Exhibit 23(h)(3) to Advantus Series
                 Fund, Inc.'s Form N-1A, File Number 2-96990, Post-Effective Amendment Number
                 35, is hereby incorporated by reference.

26(h)(2)         Participation Agreement among Minnesota Life Insurance Company, Securian
                 Financial Services, Inc., AllianceBernstein L.P., AllianceBernstein
                 Variable Products Series Fund, Inc. and AllianceBernstein Investments,
                 Inc., previously filed on December 14, 2007 as exhibit 26(h)(2) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(3)(i)      Amended and Restated Participation Agreement among Variable Insurance
                 Products Fund, Fidelity Distributors Corporation and Minnesota Life
                 Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(3) to
                 Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number
                 17, is hereby incorporated by reference.

26(h)(3)(ii)     First Amendment to Amended and Restated Participation Agreement among
                 Minnesota Life Insurance Company, Fidelity Distributors Corporation,
                 Variable Insurance Products Fund, Variable Insurance Products Fund II,
                 Variable Insurance Products Fund III and Variable Insurance Products Fund
                 IV, previously filed on December 7, 2007 as exhibit 26(h)(3)(ii) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(4)(i)      Fund Participation Agreement by and among Minnesota Life Insurance Company,
                 Financial Investors Variable Insurance Trust, ALPS Advisers, Inc. and ALPS
                 Distributors, Inc., previously filed on December 7, 2007 as exhibit
                 26(h)(4)(i) to Minnesota Life Individual Variable Universal Life Account's
                 Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is
                 hereby incorporated by reference.

26(h)(4)(ii)     Rule 22c-2 Agreement by and between Financial Investors Variable Insurance
                 Trust and Minnesota Life Insurance Company, previously filed on December
                 7, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life Individual Variable
                 Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(i)      Participation Agreement as of May 1, 2000 between Franklin Templeton
                 Variable Insurance Products Trust, Franklin Templeton Distributors, Inc.
                 Minnesota Life Insurance Company, previously filed as Exhibit
                 27(h)(14)(i) to Minnesota Life Variable Life Account's Form N-6, File Number
                 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(5)(ii)     Amendment to Participation Agreement as of May 1, 2000 between Franklin
                 Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,
                 Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
                 27(h)(14)(ii) to Minnesota Life Variable Life Account's Form N-6, File
                 Number 333-96383, Post-Effective Amendment Number 4, on April 30,
                 2003, is hereby incorporated by reference.

26(h)(5)(iii)    Amendment No. 2 to Participation Agreement between Franklin Templeton
                 Variable Insurance Products Trust, Franklin Templeton Distributors,
                 Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
                 27(h)(14)(iii) to Minnesota Life Variable Life Account's Form N-6, File
                 Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is
                 hereby incorporated by reference.

26(h)(5)(iv)     Amendment No. 3 to Participation Agreement by and among Franklin Templeton
                 Variable Insurance Products Trust, Franklin Templeton Distributors, Inc.,
                 Minnesota Life Insurance Company and Securian Financial Services, Inc,
                 previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable
                 Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment
                 Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(5)(v)      Amendment No. 4 to Participation Agreement among Franklin Templeton Variable
                 Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota
                 Life Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account's
                 Form N-6, File Number 33-64395, Post-Effective Amendment Number 13,
                 on April 21, 2006, is hereby incorporated by reference.

26(h)(5)(vi)     Amendment No. 5 to Participation Agreement among Franklin Templeton Variable
                 Insurance Products Trust, Franklin/Templeton Distributors, Inc., and
                 Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(q)(v) to Variable Annuity Account's Form N-4, File Number
                 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(5)(vii)    Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and
                 Minnesota Life Insurance Company previously filed on September 6, 2007, as exhibit 24(c)(i)(u) to Variable Annuity Account's Form N-4, File
                 Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(viii)   Amendment No. 6 to Participation Agreement by and among Franklin Templeton
                 Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc.,
                 Minnesota Life Insurance Company, and Securian Financial Services, Inc.,
                 previously filed on December 14, 2007 as exhibit 26(h)(5)(viii) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(ix)     Amendment to Participation Agreement by and among Franklin Templeton
                 Variable Insurance Products Trust, Franklin/Templeton Distributors,
                 Inc. Minnesota Life Insurance Company and Securian Financial Services, Inc.
                 effective August 16, 2010 previously filed on April 25, 2011 as exhibit
                 24(c)(8)(m)(vii) to Variable Annuity Account's Form N-4, File Number
                 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(6)(i)      Fund Participation Agreement (Institutional Shares) between Janus Aspen
                 Series, Janus Distributors, Inc. and Minnesota Life Insurance Company,
                 previously filed on December 14, 2007 as exhibit 26(h)(6)(i) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number
                 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(6)(ii)     Rule 22c-2 Shareholder Information Agreement between Janus Capital
                 Management, LLC, Janus Services LLC, Janus Distributors LLC, Janus
                 Aspen Series and Minnesota Life Insurance Company, filed on April 20, 2007 as
                 Exhibit 26(h)(2)(viii) to Registrant's Form N-6, File Number 33-85496,
                 Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(7)(i)      Participation Agreement among Vanguard Variable Insurance Fund, The
                 Vanguard Group, Inc., Vanguard Marketing Corporation and Minnesota Life
                 Insurance Company, previously filed on December 14, 2007 as exhibit
                 26(h)(7)(i) to Minnesota Life Individual Variable Universal Life Account's
                 Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is
                 hereby incorporated by reference.

26(h)(8)(i)      Participation Agreement as of September 19, 2003 between Minnesota Life
                 Insurance Company and Waddell & Reed, Inc. previously filed as
                 Exhibit 27(h)(15) to Registrant's Form N-6, File Number 333-96383,
                 Pre-Effective Amendment #1, on February 19, 2004, is hereby incorporated by reference.

26(h)(8)(ii)     Amendment Number One to the Target Funds Participation Agreement among
                 Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target
                 Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life
                 Variable Life Account's Form N-6, File Number 33-64395, Post-Effective
                 Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(8)(iii)    Shareholder Information Agreement among Ivy Funds Distributor, Inc.,
                 Waddell & Reed, Inc. and Minnesota Life Insurance Company, filed on April 20,
                 2007 as Exhibit 26(h)(5)(iii) to Registrant's Form N-6, File Number
                 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(8)(iv)     Second Amendment to Target Funds Participation Agreement by and among
                 Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target
                 Funds, Inc., previously filed on December 14, 2007 as exhibit 26(h)(8)(iv)
                 to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(8)(v)      Second Amendment to the Target Funds Participation Agreement among Minnesota
                 Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)(8)(ii) to Variable Annuity Account's Form N-4, File
                 Number 333-136242, Post-Effective Amendment Number 6 on February 27, 2009, is
                 hereby incorporated by reference.

26(h)(8)(vi)     Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc.,
                 Ivy Funds Variable Insurance Portfolios, and Minnesota Life Insurance Company
                 previously filed on April 25, 2011 as exhibit 24(c)(8)(n)(iii) to Variable Annuity
                 Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26
                 and 171, is hereby incorporated by reference.

26(h)(9)(i)      Participation Agreement among The Universal Institutional Funds, Inc., Morgan
                 Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., and Minnesota
                 Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(z)
                 to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective
                 Amendment Number 3, is hereby incorporated by reference.

26(h)(9)(ii)     Amendment to Schedule A to the Participation Agreement among The Universal
                 Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan
                 Stanley Investment Management Inc., and Minnesota Life Insurance Company,
                 previously filed on December 14, 2007 as exhibit 26(h)(9)(ii) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number
                 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(9)(iii)    Van Kampen Life Investment Trust Shareholder Information Agreement among
                 Van Kampen Funds Inc., Van Kampen Life Investment Trust, and Minnesota Life
                 Insurance Agreement previously filed in September 6, 2007 as exhibit
                 24(c)(8)(y) to Variable Annuity Account's Form N-4, File Number 333-140230,
                 Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(1)(i)      Investment Accounting Agreement between Securian Financial Group, Inc. and
                 State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(q) to
                 Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective
                 Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.

26(i)(1)(ii)     First Amendment to Investment Accounting Agreement between Securian
                 Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the Securian Life
                 Variable Universal Life Account's Form N-6, File Number 333-132009,
                 Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)(i)      Administration Agreement between Securian Financial Group, Inc. and State Street
                 Bank and Trust Company, previously filed as Exhibit 24(c)8(r) to Variable
                 Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1,
                 on February 25, 2003, is hereby incorporated by reference.

26(i)(2)(ii)     First Amendment to Administration Agreement between Securian Financial
                 Group, Inc. and State Street Bank and Trust Company, previously filed on
                 August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable
                 Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(i)(3)         Administrative Services master letter, Schedule A, and Schedule B between
                 AllianceBernstein Investments, Inc. and the Insurer, previously filed on
                 December 14, 2007 as exhibit 26(i)(3) to Minnesota Life Individual Variable
                 Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(i)(4)         Amended and Restated Service Contract in connection with Fidelity Variable
                 Insurance Products Fund, Variable Insurance Products Fund II, Variable
                 Insurance Products Fund III, Variable Insurance Products Fund IV, and
                 Variable Insurance Products Fund V, previously filed on December 14, 2007 as exhibit 26(i)(4) to Minnesota Life Individual Variable Universal Life
                 Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number
                 1, is hereby incorporated by reference.

26(i)(5)         Fund Shareholder Services Agreement between Minnesota Life Insurance Company and
                 Ascend Financial Services, Inc. filed on February 27, 2003 as exhibit 27(h)(6) to
                 Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496,
                 Post-Effective Amendment Number 10, is hereby incorporated by reference.

26(j)            Not Applicable.

26(k)            Opinion and Consent of Timothy E. Wuestenhagen.

26(l)            Actuarial Opinion of Robert J. Ehren, FSA, CLU.

26(m)            Calculation.

26(n)            Consent of KPMG.

26(o)            Not Applicable.

26(p)            Not Applicable.

26(q)            Redeemability exemption, previously filed on December 14, 2007 as exhibit
                 26(q) to Minnesota Life Individual Variable Universal Life Account's Form
                 N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(r)            Minnesota Life Insurance Company - Power of Attorney to Sign
                 Registration Statements.